UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2018

Date of reporting period:    October 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.18

ANNUAL REPORT

AB ALL MARKET REAL RETURN PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All Market Real Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 1

ANNUAL REPORT

December 14, 2018

This report provides management’s discussion of fund performance for AB All Market Real Return Portfolio for the annual reporting period ended October 31, 2018.

The Fund’s investment objective is to maximize real return over inflation.

NAV RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	6 Months	12 Months
AB ALL MARKET REAL RETURN PORTFOLIO
Class 1 Shares[1]	-6.05%	-0.92%
Class 2 Shares[1]	-6.02%	-0.77%
Class A Shares	-6.26%	-1.11%
Class C Shares	-6.50%	-1.82%
Advisor Class Shares[2]	-6.07%	-0.96%
Class R Shares[2]	-6.35%	-1.47%
Class K Shares[2]	-6.24%	-1.20%
Class I Shares[2]	-6.00%	-0.69%
Class Z Shares[2]	-6.00%	-0.68%
MSCI AC World Commodity Producers Index (net)	-6.32%	3.52%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net), for the six- and 12-month periods ended October 31, 2018.

All share classes of the Fund underperformed the benchmark for the 12-month period, before sales charges. Strategic exposures to global real estate, commodity futures and diversified inflation equities detracted, relative to the benchmark. Security selection within commodity producers and inflation-sensitive stocks also detracted. Overlay positions such as inflation swaps contributed, as did security selection within global real estate and commodity futures.

2 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

All share classes of the Fund, except Class C and Class R, outperformed the benchmark for the six-month period, before sales charges. Exposure to global real estate and diversified inflation equities contributed, as did security selection within commodity futures. Strategic exposures to commodity futures detracted, as did overlay positions such as inflation swaps. In addition, an overweight to commodity producers, along with security selection within inflation-sensitive stocks, lowered returns.

Derivatives were used for hedging and investment purposes. Futures, forwards and written options contributed to absolute returns for both periods. Total return swaps and purchased options detracted for both periods. Inflation swaps detracted for the six-month period, and contributed for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US and non-US stocks rose during the 12-month period ended October 31, 2018, while emerging-market equities declined. US equity indices set a series of record highs amid favorable corporate tax reform, strong earnings and continued economic growth. However, volatility returned to markets at the end of the period as investors became concerned about slowing growth ahead. In the US, growth stocks outperformed their value counterparts, in terms of style, and large-cap stocks outperformed their small-cap peers. Fixed-income markets had mixed performance; developed-market treasuries rallied, outperforming the positive returns of emerging-market local-currency government bonds, while global high-yield and investment-grade securities ended the period in negative territory. Emerging-market debt sectors generally sold off, while developed-market yield curves moved in different directions (bond yields move inversely to price). The US Federal Reserve raised interest rates four times and began to formally reduce its balance sheet, as widely expected, but in June signaled more rate increases than previously expected for the rest of 2018.

Inflation assets posted negative returns for the 12-month period. Commodity futures and commodity producers, specifically within the metals and agricultural sectors, underperformed strongly as the trade war between the US and China escalated. The energy sector rose strongly as inventories were drawing counter-seasonally. Real estate investment trusts (“REITS”), which have a short-term sensitivity to interest rates, notably underperformed as a combination of rising inflation expectations and fiscal stimulus in the form of US tax cuts led to higher rate expectations.

The Fund’s Senior Investment Management Team continues to look for sources of value via asset allocation shifts, active security selection, risk overlay strategies and currency management. The Fund uses a blend of quantitative and fundamental research in order to determine overall portfolio risk, allocate risk across major real asset classes and identify idiosyncratic opportunities.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 3

INVESTMENT POLICIES

The Fund seeks to maximize real return. Real return is the rate of return after adjusting for inflation. The Fund pursues an aggressive investment strategy involving a variety of asset classes. The Fund invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Fund expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury inflation-protected securities (“TIPS”) and similar bonds issued by governments outside of the United States; commodities; commodity-related equity securities; real estate equity securities; inflation-sensitive equity securities, which the Fund defines as equity securities of companies that the Adviser believes have the ability to pass along increasing costs to consumers and maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation-sensitive equities”); securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate); and currencies. The Fund expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Fund will seek inflation protection from investments around the globe, both in developed- and emerging-market countries. In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation and security selection. The Adviser assesses the securities’ risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Fund. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Fund anticipates that its targeted investment mix, other than its investments in inflation-indexed fixed-income securities, will focus on commodity-related equity securities, commodities and commodity derivatives, real estate equity securities and inflation-sensitive equities to provide a balance between expected return and inflation protection. The Fund may vary its investment allocations among these asset classes, at times significantly. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Fund’s investments in real estate equity securities will include REITs and other real estate-related securities.

(continued on next page)

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The Fund will invest in both US and non-US dollar-denominated equity or fixed-income securities. The Fund may invest in currencies for hedging or investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Fund does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in US dollar-denominated securities, although it may hedge the exposure under certain circumstances.

The Fund may invest significantly to the extent permitted by applicable law in derivatives, such as options, futures contracts, forwards, swaps or structured notes. The Fund intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Fund will seek to gain exposure to commodities and commodity-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodity-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI AC World Commodity Producers Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest-rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

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DISCLOSURES AND RISKS (continued)

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary,

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com. For Class 1 shares, go to www.bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs, and Shareholder Reports”. Please read the prospectus and/or summary prospectus carefully before investing.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 9

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

3/8/20101 TO 10/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Real Return Portfolio Class A shares (from 3/8/20101 to 10/31/2018) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 3/8/2010.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS 1 SHARES[1]
1 Year	-0.92%	-0.92%
5 Years	-2.95%	-2.95%
Since Inception[2]	0.14%	0.14%
CLASS 2 SHARES[1]
1 Year	-0.77%	-0.77%
5 Years	-2.72%	-2.72%
Since Inception[2]	0.38%	0.38%
CLASS A SHARES
1 Year	-1.11%	-5.36%
5 Years	-3.10%	-3.94%
Since Inception[2]	0.04%	-0.45%
CLASS C SHARES
1 Year	-1.82%	-2.78%
5 Years	-3.80%	-3.80%
Since Inception[2]	-0.68%	-0.68%
ADVISOR CLASS SHARES[3]
1 Year	-0.96%	-0.96%
5 Years	-2.85%	-2.85%
Since Inception[2]	0.31%	0.31%
CLASS R SHARES[3]
1 Year	-1.47%	-1.47%
5 Years	-3.33%	-3.33%
Since Inception[2]	-0.19%	-0.19%
CLASS K SHARES[3]
1 Year	-1.20%	-1.20%
5 Years	-3.10%	-3.10%
Since Inception[2]	0.06%	0.06%
CLASS I SHARES[3]
1 Year	-0.69%	-0.69%
5 Years	-2.73%	-2.73%
Since Inception[2]	0.38%	0.38%
CLASS Z SHARES[3]
1 Year	-0.68%	-0.68%
Since Inception[2]	-2.19%	-2.19%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.14%, 0.87%, 1.32%, 2.07%, 1.06%, 1.64%, 1.33%, 0.90% and 0.87% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s annual operating expense ratios exclusive of extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs to 1.13%, 0.86%, 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05% and 1.05% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Inception dates: 3/8/2010 for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares; 1/31/2014 for Class Z shares.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS 1 SHARES[1]
1 Year	6.20%
5 Years	-1.50%
Since Inception[2]	0.82%
CLASS 2 SHARES[1]
1 Year	6.43%
5 Years	-1.24%
Since Inception[2]	1.08%
CLASS A SHARES
1 Year	1.50%
5 Years	-2.49%
Since Inception[2]	0.22%
CLASS C SHARES
1 Year	4.15%
5 Years	-2.36%
Since Inception[2]	-0.01%
ADVISOR CLASS SHARES[3]
1 Year	6.29%
5 Years	-1.37%
Since Inception[2]	1.00%
CLASS R SHARES[3]
1 Year	5.72%
5 Years	-1.87%
Since Inception[2]	0.50%
CLASS K SHARES[3]
1 Year	5.99%
5 Years	-1.63%
Since Inception[2]	0.75%
CLASS I SHARES[3]
1 Year	6.39%
5 Years	-1.28%
Since Inception[2]	1.06%
CLASS Z SHARES[3]
1 Year	6.40%
Since Inception[2]	-1.02%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Inception dates: 3/8/2010 for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares; 1/31/2014 for Class Z shares.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$937.40	$6.25	1.28%	$6.30	1.29%
Hypothetical**	$1,000	$1,018.75	$6.51	1.28%	$6.56	1.29%
Class C
Actual	$1,000	$935.00	$9.90	2.03%	$9.95	2.04%
Hypothetical**	$1,000	$1,014.97	$10.31	2.03%	$10.36	2.04%
Advisor Class
Actual	$1,000	$939.30	$5.03	1.03%	$5.08	1.04%
Hypothetical**	$1,000	$1,020.01	$5.24	1.03%	$5.30	1.04%
Class R
Actual	$1,000	$936.50	$7.52	1.54%	$7.57	1.55%
Hypothetical**	$1,000	$1,017.44	$7.83	1.54%	$7.88	1.55%
Class K
Actual	$1,000	$937.60	$6.10	1.25%	$6.15	1.26%
Hypothetical**	$1,000	$1,018.90	$6.36	1.25%	$6.41	1.26%
Class I
Actual	$1,000	$940.00	$4.01	0.82%	$4.06	0.83%
Hypothetical**	$1,000	$1,021.07	$4.18	0.82%	$4.23	0.83%
Class 1
Actual	$1,000	$939.50	$5.18	1.06%	$5.23	1.07%
Hypothetical**	$1,000	$1,019.86	$5.40	1.06%	$5.45	1.07%
Class 2
Actual	$1,000	$939.80	$3.86	0.79%	$3.91	0.80%
Hypothetical**	$1,000	$1,021.22	$4.02	0.79%	$4.08	0.80%
Class Z
Actual	$1,000	$940.00	$4.01	0.82%	$4.06	0.83%
Hypothetical**	$1,000	$1,021.07	$4.18	0.82%	$4.23	0.83%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

October 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,709.5

1

All data are as of October 31, 2018. The portfolio breakdown is expressed as an approximate percentage of the Fund’s net assets inclusive of derivative exposure, based on the Advisor’s internal classification guidelines.

2

The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 17

PORTFOLIO SUMMARY (continued)

October 31, 2018 (unaudited)

1

All data are as of October 31, 2018. The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.8% or less in the following countries: Argentina, Austria, Belgium, Chile, Denmark, Finland, Greece, Ireland, Israel, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Norway, Philippines, Portugal, Singapore, South Africa, South Korea, Switzerland, Turkey and United Arab Emirates.

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets
U.S. Treasury Inflation Index	$225,785,830	13.2%
Japanese Government CPI Linked Bond	132,007,909	7.7
Royal Dutch Shell PLC – Class B	55,803,982	3.3
Vanguard Real Estate ETF	26,327,973	1.5
Exxon Mobil Corp.	25,459,752	1.5
BP PLC	23,766,380	1.4
TOTAL SA	22,890,985	1.3
Chevron Corp.	22,784,415	1.3
SPDR S&P Bank ETF	21,450,830	1.3
iShares MSCI ACWI ETF	20,564,258	1.2
	$576,842,314	33.7%

1	Long-term investments.

18 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS

October 31, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 65.3%
Real Estate – 25.7%
Diversified Real Estate Activities – 1.4%
Ayala Land, Inc.	1,875,800	$1,391,851
Daito Trust Construction Co., Ltd.	7,000	922,868
Mitsubishi Estate Co., Ltd.	114,300	1,826,720
Mitsui Fudosan Co., Ltd.	487,600	10,981,839
Sumitomo Realty & Development Co., Ltd.	188,200	6,466,561
UOL Group Ltd.	375,900	1,637,285

		23,227,124

Diversified REITs – 2.6%
Armada Hoffler Properties, Inc.	305,283	4,573,139
Covivio	38,120	3,825,002
Empire State Realty Trust, Inc. – Class A	237,100	3,760,406
Fibra Uno Administracion SA de CV	2,776,500	2,972,881
GPT Group (The)	1,160,931	4,245,783
Growthpoint Properties Ltd.	1,664,932	2,556,225
H&R Real Estate Investment Trust	221,678	3,352,660
Hulic Reit, Inc.(a)	2,469	3,592,691
ICADE	26,030	2,208,268
Kenedix Office Investment Corp. – Class A(a)	415	2,571,729
Land Securities Group PLC	140,050	1,523,478
Merlin Properties Socimi SA	398,829	4,997,357
Mirvac Group	2,003,780	3,082,286
SA Corporate Real Estate Ltd.	4,790,030	1,284,276

		44,546,181

Health Care REITs – 1.1%
HCP, Inc.	240,150	6,616,132
LTC Properties, Inc.	84,330	3,606,794
Medical Properties Trust, Inc.	376,160	5,589,738
Sabra Health Care REIT, Inc.	165,080	3,573,982

		19,386,646

Hotel & Resort REITs – 0.6%
Park Hotels & Resorts, Inc.	216,180	6,284,353
RLJ Lodging Trust	172,780	3,358,843

		9,643,196

Industrial REITs – 2.5%
Duke Realty Corp.	257,240	7,092,107
Goodman Group	449,702	3,305,060
Nippon Prologis REIT, Inc.	1,523	3,065,657
PLA Administradora Industrial S de RL de CV(b)	449,953	550,888
Prologis, Inc.	217,070	13,994,503
Rexford Industrial Realty, Inc.	133,820	4,238,079
Segro PLC	248,422	1,947,596

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

STAG Industrial, Inc.	202,060	$5,346,508
Tritax Big Box REIT PLC	1,379,360	2,518,241

		42,058,639

Office REITs – 2.7%
Alexandria Real Estate Equities, Inc.	68,472	8,369,333
alstria office REIT-AG	204,150	2,938,885
Brandywine Realty Trust	115,760	1,627,586
CapitaLand Commercial Trust	2,260,800	2,824,982
Champion REIT	3,300,000	2,220,517
City Office REIT, Inc.	122,260	1,347,305
Columbia Property Trust, Inc.	180,784	4,058,601
Hibernia REIT PLC	820,500	1,291,782
Highwoods Properties, Inc.	77,930	3,322,935
Ichigo Office REIT Investment(a)	2,745	2,253,209
Japan Real Estate Investment Corp.	397	2,048,854
JBG SMITH Properties	65,580	2,457,938
Kilroy Realty Corp.	60,680	4,179,638
Nippon Building Fund, Inc.	747	4,268,834
Workspace Group PLC	289,420	3,547,253

		46,757,652

Real Estate Development – 2.0%
China Overseas Land & Investment Ltd.	1,382,000	4,344,784
China Resources Land Ltd.	1,390,000	4,727,666
CIFI Holdings Group Co., Ltd.	11,056,000	4,638,617
CK Asset Holdings Ltd.	1,346,500	8,762,678
Emaar Properties PJSC	2,503,030	3,472,948
Instone Real Estate Group AG(b)(c)	52,160	1,223,527
Metrovacesa SA(b)(c)	110,450	1,358,566
Times China Holdings Ltd.	5,951,000	5,214,603

		33,743,389

Real Estate Operating Companies – 3.6%
Aroundtown SA	740,680	6,142,777
Azrieli Group Ltd.	49,100	2,384,196
CA Immobilien Anlagen AG	114,399	3,723,959
Deutsche Wohnen SE	217,870	9,965,409
Entra ASA(c)	158,608	2,146,179
Essential Properties Realty Trust, Inc.	338,520	4,603,872
Fabege AB	234,080	2,989,057
Hemfosa Fastigheter AB	348,300	4,303,009
Kungsleden AB	254,220	1,777,033
Parque Arauco SA	521,410	1,183,652
Swire Properties Ltd.	1,264,400	4,320,867
Vonovia SE	263,753	12,052,584
Wharf Real Estate Investment Co., Ltd.	892,000	5,543,004

		61,135,598

20 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate Services – 0.1%
Unibail-Rodamco-Westfield	14,660	$2,652,859

Residential REITs – 3.5%
American Campus Communities, Inc.	156,300	6,175,413
American Homes 4 Rent – Class A	318,690	6,714,798
Camden Property Trust	82,530	7,449,983
Essex Property Trust, Inc.	28,250	7,084,535
Independence Realty Trust, Inc.	471,750	4,675,043
Japan Rental Housing Investments, Inc.	2,797	2,195,253
Killam Apartment Real Estate Investment Trust	388,050	4,766,431
Mid-America Apartment Communities, Inc.	77,440	7,566,662
Northview Apartment Real Estate Investment Trust	117,120	2,251,743
Sun Communities, Inc.	75,287	7,564,085
UNITE Group PLC (The)	350,965	3,821,370

		60,265,316

Retail REITs – 3.6%
Agree Realty Corp.	50,740	2,905,880
Brixmor Property Group, Inc.	344,030	5,573,286
BWP Trust	1,036,601	2,543,790
Charter Hall Retail REIT	761,650	2,295,578
Eurocommercial Properties NV	83,000	3,068,670
Fukuoka REIT Corp.	1,759	2,655,273
Japan Retail Fund Investment Corp.	1,414	2,611,648
Link REIT	594,401	5,282,494
National Retail Properties, Inc.	97,790	4,571,682
Regency Centers Corp.	115,740	7,333,286
Retail Opportunity Investments Corp.	220,260	3,874,373
Simon Property Group, Inc.	99,282	18,220,233

		60,936,193

Specialized REITs – 2.0%
American Tower Corp.	15,990	2,491,402
CubeSmart	215,810	6,254,174
Digital Realty Trust, Inc.	77,870	8,040,856
EPR Properties	52,770	3,627,410
Equinix, Inc.	9,840	3,726,801
MGM Growth Properties LLC – Class A	122,690	3,470,900
National Storage Affiliates Trust	196,970	5,245,311
Safestore Holdings PLC	161,310	1,101,449

		33,958,303

		438,311,096

Energy – 16.2%
Integrated Oil & Gas – 11.4%
BP PLC	3,290,048	23,766,380

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Chevron Corp.	204,070	$22,784,415
Equinor ASA	63,277	1,636,741
Exxon Mobil Corp.	319,525	25,459,752
Husky Energy, Inc.	113,388	1,602,910
LUKOIL PJSC (Sponsored ADR)	96,650	7,213,956
Origin Energy Ltd.(b)	691,890	3,585,549
PetroChina Co., Ltd. – Class H	18,242,000	13,116,424
Petroleo Brasileiro SA (Preference Shares)	448,200	3,326,423
Repsol SA	637,912	11,398,748
Royal Dutch Shell PLC – Class A	23,191	738,821
Royal Dutch Shell PLC – Class B	1,688,446	55,065,161
Suncor Energy, Inc.	31,317	1,050,521
TOTAL SA	390,129	22,890,985
YPF SA (Sponsored ADR)(b)	105,685	1,585,275

		195,222,061

Oil & Gas Equipment & Services – 0.7%
C&J Energy Services, Inc.(b)	302,920	5,688,838
Halliburton Co.	106,480	3,692,726
Petrofac Ltd.	148,581	1,092,593
TMK PJSC (GDR)(c)	243,013	923,449

		11,397,606

Oil & Gas Exploration & Production – 2.8%
Aker BP ASA	105,771	3,468,734
Anadarko Petroleum Corp.	148,628	7,907,009
Concho Resources, Inc.(b)	26,730	3,717,876
Continental Resources, Inc./OK(b)	99,773	5,256,042
EOG Resources, Inc.	164,908	17,371,409
Gran Tierra Energy, Inc.(b)	573,560	1,755,818
Inpex Corp.	250,200	2,848,929
SM Energy Co.	166,862	4,061,421
Whiting Petroleum Corp.(b)	68,980	2,572,954

		48,960,192

Oil & Gas Refining & Marketing – 1.3%
Cosan SA	220,000	1,906,489
JXTG Holdings, Inc.	844,200	5,704,245
Motor Oil Hellas Corinth Refineries SA	191,510	4,533,500
Neste Oyj	12,276	1,008,045
S-Oil Corp.	35,192	3,840,231
Tupras Turkiye Petrol Rafinerileri AS	169,280	3,993,935
Valero Energy Corp.	10,698	974,481

		21,960,926

		277,540,785

22 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 7.8%
Aluminum – 0.9%
Alcoa Corp.(b)	281,810	$9,860,532
Aluminum Corp. of China Ltd. – Class H(b)	6,726,000	2,448,568
Norsk Hydro ASA	741,090	3,843,131

		16,152,231

Commodity Chemicals – 0.3%
LyondellBasell Industries NV – Class A	31,995	2,856,193
Methanex Corp.	27,258	1,765,160

		4,621,353

Construction Materials – 0.3%
Fletcher Building Ltd.(b)	563,714	2,232,830
Grupo Cementos de Chihuahua SAB de CV	485,147	2,627,160

		4,859,990

Copper – 0.9%
Antofagasta PLC	488,710	4,891,996
First Quantum Minerals Ltd.	539,200	5,381,965
Lundin Mining Corp.	691,660	2,842,403
OZ Minerals Ltd.	326,340	2,093,454

		15,209,818

Diversified Chemicals – 0.3%
Arkema SA	4,459	467,810
BASF SE	31,996	2,455,325
Incitec Pivot Ltd.	543,700	1,506,517

		4,429,652

Diversified Metals & Mining – 2.1%
Anglo American PLC	58,164	1,241,416
Boliden AB	298,690	6,821,100
Glencore PLC(b)	3,414,886	13,897,423
MMC Norilsk Nickel PJSC (ADR) (London)(a)	228,690	3,784,846
Orocobre Ltd.(a)(b)	269,233	640,027
Rio Tinto Ltd.	15,016	817,055
Rio Tinto PLC	99,920	4,851,193
Sumitomo Metal Mining Co., Ltd.	89,800	2,827,446
Syrah Resources Ltd.(a)(b)	1,004,719	1,142,778
Teck Resources Ltd. – Class B	4,438	91,730

		36,115,014

Fertilizers & Agricultural Chemicals – 0.4%
Mosaic Co. (The)	244,500	7,564,830

Gold – 0.9%
Agnico Eagle Mines Ltd.	242,748	8,574,410
Detour Gold Corp.(b)	238,550	1,759,520
Kinross Gold Corp.(b)	169,898	441,377

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Newcrest Mining Ltd.	211,680	$3,098,615
Polyus PJSC (GDR)(c)	62,240	1,965,471
Real Gold Mining Ltd.(b)(d)(e)(f)	811,000	– 0	–

		15,839,393

Metal & Glass Containers – 0.1%
CCL Industries, Inc. – Class B	48,626	2,045,583

Precious Metals & Minerals – 0.1%
Industrias Penoles SAB de CV	112,350	1,581,830

Specialty Chemicals – 0.6%
Covestro AG(c)	29,607	1,909,320
Johnson Matthey PLC	125,125	4,743,954
Sherwin-Williams Co. (The)	7,694	3,027,358

		9,680,632

Steel – 0.9%
APERAM SA	47,670	1,627,827
Vale SA (Sponsored ADR) – Class B	649,060	9,800,806
Yamato Kogyo Co., Ltd.	140,800	3,710,617

		15,139,250

		133,239,576

Pharmaceuticals & Biotechnology – 2.1%
Biotechnology – 0.8%
AbbVie, Inc.	30,705	2,390,384
Amgen, Inc.	13,583	2,618,667
Biogen, Inc.(b)	5,833	1,774,807
Celgene Corp.(b)	26,221	1,877,424
Gilead Sciences, Inc.	32,957	2,247,008
Vertex Pharmaceuticals, Inc.(b)	11,372	1,927,099

		12,835,389

Pharmaceuticals – 1.3%
Astellas Pharma, Inc.	101,900	1,574,375
GlaxoSmithKline PLC	25,494	493,761
Merck & Co., Inc.	60,974	4,488,296
Novo Nordisk A/S – Class B	60,873	2,628,895
Orion Oyj – Class B	32,398	1,114,469
Pfizer, Inc.	95,441	4,109,689
Roche Holding AG	13,617	3,313,866
Shionogi & Co., Ltd.	24,300	1,553,831
Zoetis, Inc.	36,024	3,247,564

		22,524,746

		35,360,135

Software & Services – 1.4%
Application Software – 0.3%
Dassault Systemes SE	16,219	2,030,368

24 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Intuit, Inc.	15,373	$3,243,703

		5,274,071

Data Processing & Outsourced Services – 0.6%
Amadeus IT Group SA – Class A	27,733	2,233,188
Mastercard, Inc. – Class A	20,803	4,112,129
Visa, Inc. – Class A	27,165	3,744,695

		10,090,012

IT Consulting & Other Services – 0.1%
Accenture PLC – Class A	5,967	940,518
Fujitsu Ltd.	3,900	237,270

		1,177,788

Systems Software – 0.4%
Fortinet, Inc.(b)	22,420	1,842,476
Microsoft Corp.	42,213	4,508,771
Trend Micro, Inc./Japan	24,200	1,393,091

		7,744,338

		24,286,209

Banks – 1.2%
Diversified Banks – 1.0%
Banco Comercial Portugues SA(b)	8,606,050	2,314,910
Bank Leumi Le-Israel BM	462,630	2,884,823
Barclays PLC	494,805	1,090,207
Citigroup, Inc.	59,851	3,917,846
Lloyds Banking Group PLC	2,978,394	2,173,449
Wells Fargo & Co.	90,097	4,795,863

		17,177,098

Regional Banks – 0.2%
CIT Group, Inc.	59,896	2,837,872

		20,014,970

Retailing – 1.1%
Apparel Retail – 0.1%
Hennes & Mauritz AB – Class B(a)	59,575	1,052,259

Computer & Electronics Retail – 0.2%
Best Buy Co., Inc.	41,658	2,922,725
Hikari Tsushin, Inc.	5,400	943,134

		3,865,859

Department Stores – 0.1%
Next PLC	29,483	1,958,638

General Merchandise Stores – 0.2%
Target Corp.	37,785	3,159,960

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Internet & Direct Marketing Retail – 0.5%
Amazon.com, Inc.(b)	2,343	$3,744,137
Expedia Group, Inc.	25,216	3,162,843
Rakuten, Inc.	170,600	1,153,935

		8,060,915

		18,097,631

Diversified Financials – 1.0%
Consumer Finance – 0.2%
Ally Financial, Inc.	30,763	781,688
Discover Financial Services	41,208	2,870,961

		3,652,649

Financial Exchanges & Data – 0.1%
Hong Kong Exchanges & Clearing Ltd.	64,800	1,725,415

Investment Banking & Brokerage – 0.5%
Daiwa Securities Group, Inc.	253,600	1,454,322
Goldman Sachs Group, Inc. (The)	16,132	3,635,669
Morgan Stanley	76,128	3,476,005

		8,565,996

Multi-Sector Holdings – 0.2%
Industrivarden AB – Class C	11,458	237,995
Jefferies Financial Group, Inc.	141,731	3,042,964

		3,280,959

		17,225,019

Media & Entertainment – 0.9%
Advertising – 0.0%
CyberAgent, Inc.	7,600	323,404

Cable & Satellite – 0.2%
Sirius XM Holdings, Inc.(a)	489,747	2,948,277

Interactive Home Entertainment – 0.2%
Nexon Co., Ltd.(b)	119,500	1,363,166
Ubisoft Entertainment SA(b)	19,452	1,744,894

		3,108,060

Interactive Media & Services – 0.3%
Alphabet, Inc. – Class A(b)	893	973,888
Alphabet, Inc. – Class C(b)	1,234	1,328,734
Facebook, Inc. – Class A(b)	10,124	1,536,722
Kakaku.com, Inc.	77,700	1,407,310

		5,246,654

Movies & Entertainment – 0.2%
Walt Disney Co. (The)	36,610	4,203,926

		15,830,321

26 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Transportation – 0.8%
Air Freight & Logistics – 0.3%
CH Robinson Worldwide, Inc.	32,473	$2,891,071
Expeditors International of Washington, Inc.	44,363	2,980,307

		5,871,378

Airlines – 0.1%
Japan Airlines Co., Ltd.	37,200	1,320,271

Highways & Railtracks – 0.3%
Transurban Group	622,372	5,005,956

Railroads – 0.1%
Central Japan Railway Co.	8,300	1,592,841
Union Pacific Corp.	2,228	325,778

		1,918,619

		14,116,224

Food & Staples Retailing – 0.8%
Food Retail – 0.5%
Casino Guichard Perrachon SA(a)	13,000	573,335
Colruyt SA	36,585	2,127,205
J Sainsbury PLC	516,239	2,051,053
Koninklijke Ahold Delhaize NV	100,226	2,294,224
Kroger Co. (The)	81,047	2,411,959

		9,457,776

Hypermarkets & Super Centers – 0.3%
Carrefour SA	63,956	1,240,348
Walmart, Inc.	31,506	3,159,422

		4,399,770

		13,857,546

Technology Hardware & Equipment – 0.7%
Communications Equipment – 0.2%
F5 Networks, Inc.(b)	17,629	3,090,011

Technology Distributors – 0.1%
Avnet, Inc.	72,083	2,888,366

Technology Hardware, Storage & Peripherals – 0.4%
Apple, Inc.	30,196	6,608,697

		12,587,074

Health Care Equipment & Services – 0.7%
Health Care Distributors – 0.0%
AmerisourceBergen Corp. – Class A	2,208	194,304

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Equipment – 0.1%
Cochlear Ltd.	11,238	$1,416,135

Health Care Facilities – 0.2%
Chartwell Retirement Residences	285,830	3,067,931

Health Care Services – 0.1%
CVS Health Corp.	33,210	2,404,072

Health Care Supplies – 0.1%
Hoya Corp.	28,800	1,629,382

Managed Health Care – 0.2%
Humana, Inc.	10,061	3,223,645

		11,935,469

Capital Goods – 0.7%
Construction & Engineering – 0.1%
Kajima Corp.	105,700	1,361,049

Electrical Components & Equipment – 0.2%
Emerson Electric Co.	44,673	3,032,403

Industrial Conglomerates – 0.1%
Hopewell Holdings Ltd.	467,000	1,442,938

Industrial Machinery – 0.3%
Dover Corp.	36,203	2,999,057
Pentair PLC	75,140	3,016,871

		6,015,928

		11,852,318

Utilities – 0.7%
Electric Utilities – 0.3%
Exelon Corp.	43,936	1,924,836
Power Assets Holdings Ltd.	84,500	564,284
Tokyo Electric Power Co. Holdings, Inc.(b)	295,700	1,513,444

		4,002,564

Multi-Utilities – 0.4%
Consolidated Edison, Inc.	8,026	609,976
Engie SA	162,581	2,160,246
RWE AG	103,177	2,007,227
Veolia Environnement SA	108,886	2,170,043

		6,947,492

		10,950,056

28 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Durables & Apparel – 0.6%
Apparel, Accessories & Luxury Goods – 0.2%
Burberry Group PLC	72,638	$1,680,797
Cie Financiere Richemont SA	31,369	2,292,779

		3,973,576

Consumer Electronics – 0.0%
Nikon Corp.	24,000	418,383

Homebuilding – 0.4%
Berkeley Group Holdings PLC	46,413	2,074,349
Construtora Tenda SA(b)	241,900	1,854,469
Corp. GEO SAB de CV Series B(b)(d)(e)(f)	1,321	– 0	–
Desarrolladora Homex SAB de CV(b)	1,590	18
MRV Engenharia e Participacoes SA	550,400	1,869,423
Urbi Desarrollos Urbanos SAB de CV(b)	172	30

		5,798,289

Household Appliances – 0.0%
Electrolux AB – Class B	20,363	423,139

		10,613,387

Food Beverage & Tobacco – 0.6%
Agricultural Products – 0.0%
Archer-Daniels-Midland Co.	6,714	317,236

Packaged Foods & Meats – 0.2%
Hershey Co. (The)	28,921	3,098,885

Soft Drinks – 0.1%
Coca-Cola Amatil Ltd.	208,886	1,470,077

Tobacco – 0.3%
Altria Group, Inc.	62,227	4,047,244
British American Tobacco PLC	20,270	878,710

		4,925,954

		9,812,152

Telecommunication Services – 0.5%
Integrated Telecommunication Services – 0.5%
Deutsche Telekom AG	54,170	888,479
Eurazeo SE	27,350	1,997,301
Orange SA	137,380	2,144,275
Telenor ASA	114,937	2,107,411
Verizon Communications, Inc.	22,733	1,297,827

		8,435,293

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Insurance – 0.5%
Life & Health Insurance – 0.4%
CNP Assurances	89,992	$2,005,695
Japan Post Holdings Co., Ltd.	131,700	1,561,762
Legal & General Group PLC	665,522	2,135,578

		5,703,035

Multi-line Insurance – 0.0%
Ageas	6,005	300,461

Property & Casualty Insurance – 0.1%
Admiral Group PLC	80,288	2,063,884

		8,067,380

Consumer Services – 0.4%
Education Services – 0.0%
Benesse Holdings, Inc.	7,800	217,531

Restaurants – 0.4%
Compass Group PLC	50,569	994,631
McDonald’s Corp.	23,363	4,132,915
Starbucks Corp.	37,114	2,162,633

		7,290,179

		7,507,710

Automobiles & Components – 0.3%
Automobile Manufacturers – 0.3%
Ford Motor Co.	361,418	3,451,542
General Motors Co.	50,655	1,853,467
Honda Motor Co., Ltd.	6,000	171,273

		5,476,282

Commercial & Professional Services – 0.2%
Human Resource & Employment Services – 0.0%
ManpowerGroup, Inc.	1,791	136,635

Research & Consulting Services – 0.1%
RELX PLC (London)	66,132	1,307,870
Wolters Kluwer NV	8,519	483,322

		1,791,192

Security & Alarm Services – 0.1%
G4S PLC	718,818	1,972,691

		3,900,518

30 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Household & Personal Products – 0.2%
Household Products – 0.2%
Kimberly-Clark Corp.		29,003	$3,025,013

Personal Products – 0.0%
L’Oreal SA		1,311	295,376

			3,320,389

Semiconductors & Semiconductor Equipment – 0.2%
Semiconductors – 0.2%
Texas Instruments, Inc.		35,590	3,303,820

Total Common Stocks (cost $1,157,068,379)			1,115,641,360

		Principal Amount (000)
INFLATION-LINKED SECURITIES – 20.9%
Japan – 7.7%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	11,795,560	108,667,382
Series 22 0.10%, 3/10/27		2,531,434	23,340,527

			132,007,909

United States – 13.2%
U.S. Treasury Inflation Index 0.125%, 4/15/22 (TIPS)(g)	U.S.$	177,876	171,900,654
0.125%, 7/15/26 (TIPS)		57,892	53,885,176

			225,785,830

Total Inflation-Linked Securities (cost $364,219,913)			357,793,739

		Shares
INVESTMENT COMPANIES – 5.7%
Funds and Investment Trusts – 5.7%(h)
iShares Global Timber & Forestry ETF		51,558	3,412,109
iShares MSCI ACWI ETF		299,160	20,564,258
iShares MSCI Global Metals & Mining Producers ETF		296,360	8,748,547
SPDR S&P Bank ETF(a)		500,486	21,450,830
VanEck Vectors Agribusiness ETF(a)		138,202	8,495,277

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Vanguard Global ex-U.S. Real Estate ETF		165,003	$8,733,609
Vanguard Real Estate ETF		336,159	26,327,973

Total Investment Companies (cost $99,631,615)			97,732,603

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.4%
Options on Funds and Investment Trusts – 0.2%
SPDR S&P 500 ETF Trust Expiration: Nov 2018; Contracts: 6,371; Exercise Price: USD 272.00; Counterparty: Morgan Stanley & Co.(b)	USD	637,100	3,462,638

Options on Forward Contracts – 0.2%
AUD/USD Expiration: Jun 2019; Contracts: 31,745,000; Exercise Price: AUD 1.45; Counterparty: Morgan Stanley Capital Services LLC(b)	AUD	31,745,000	438,185
CNH/USD Expiration: Jan 2019; Contracts: 373,615,200; Exercise Price: CNH 7.06; Counterparty: JPMorgan Chase Bank, NA(b)	CNH	373,615,200	395,709
CNH/USD Expiration: Jan 2019; Contracts: 1,237,110,000; Exercise Price: CNH 7.00; Counterparty: JPMorgan Chase Bank, NA(b)	CNH	1,237,110,000	2,087,913
EUR/USD Expiration: Nov 2018; Contracts: 23,009,000; Exercise Price: EUR 0.88; Counterparty: UBS AG(b)	EUR	23,009,000	175,652

			3,097,459

Total Options Purchased – Puts (premiums paid $4,761,881)			6,560,097

32 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

OPTIONS PURCHASED – CALLS – 0.1%
Options on Forward Contracts – 0.1%
BRL/USD Expiration: Nov 2018; Contracts: 38,252,000; Exercise Price: BRL 3.65; Counterparty: Morgan Stanley Capital Services LLC(b)	BRL	38,252,000	$22,212
BRL/USD Expiration: Nov 2018; Contracts: 30,677,400; Exercise Price: BRL 3.90; Counterparty: Bank of America, NA(b)	BRL	30,677,400	394,087
TRY/EUR Expiration: Jan 2019; Contracts: 47,939,640; Exercise Price: TRY 6.51; Counterparty: JPMorgan Chase Bank, NA(b)	TRY	47,939,640	223,797
TRY/USD Expiration: Jan 2019; Contracts: 58,724,800; Exercise Price: TRY 5.78; Counterparty: Barclays Bank PLC(b)	TRY	58,724,800	338,538
ZAR/USD Expiration: Nov 2018; Contracts: 146,196,000; Exercise Price: ZAR 13.95; Counterparty: JPMorgan Chase Bank, NA(b)	ZAR	146,196,000	9,216

Total Options Purchased – Calls (premiums paid $776,384)			987,850

		Shares
WARRANTS – 0.0%
Real Estate – 0.0%
Diversified Real Estate Activities – 0.0%
Eastern & Oriental Bhd, expiring 7/21/19(b) (cost $0)		12,100	72

SHORT-TERM INVESTMENTS – 6.2%
Investment Companies – 6.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.08%(h)(i)(j) (cost $105,546,952)		105,546,952	105,546,952

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Total Investments Before Security Lending Collateral for Securities Loaned – 98.6% (cost $1,732,214,046)		$1,684,262,673

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.0%
Investment Companies – 1.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.08%(h)(i)(j) (cost $17,529,675)	17,529,675	17,529,675

Total Investments – 99.6% (cost $1,749,534,799)		1,701,792,348
Other assets less liabilities – 0.4%		7,661,273

Net Assets – 100.0%		$1,709,453,621

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Bcom Commodity Index Futures	2,024	December 2018	USD	202	$17,192,646	$16,819,440	$(373,206)
Brent Crude Futures	6	November 2018	USD	6	480,248	450,240	(30,008)
Coffee Robusta Futures	172	January 2019	USD	2	2,946,140	2,881,000	(65,140)
Copper Futures	22	December 2018	USD	550	1,499,936	1,462,450	(37,486)
Gold 100 OZ Futures	365	December 2018	USD	37	44,858,350	44,347,500	(510,850)
Lean Hogs Futures	101	December 2018	USD	4,040	2,119,688	2,361,380	241,692
Live Cattle Futures	140	December 2018	USD	5,600	6,560,166	6,549,200	(10,966)
LME Primary Aluminum Futures	137	November 2018	USD	3	7,066,745	6,668,475	(398,270)
LME Primary Aluminum Futures	128	December 2018	USD	3	6,724,027	6,267,200	(456,827)
LME Primary Aluminum Futures	74	January 2019	USD	2	3,644,696	3,604,725	(39,971)
LME Zinc Futures	202	December 2018	USD	5	12,339,473	12,699,488	360,015
Natural Gas Futures	261	November 2018	USD	2,610	7,959,226	8,511,210	551,984

34 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2018	Unrealized Appreciation/ (Depreciation)
Natural Gas Futures	1,186	December 2018	USD	11,860	$36,784,063	$39,161,720	$2,377,657
Soybean Futures	88	January 2019	USD	440	3,838,161	3,747,700	(90,461)
WTI Crude Futures	18	November 2018	USD	18	1,347,020	1,175,580	(171,440)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	54	December 2018	JPY	5,400,000	71,928,297	72,087,739	(159,442)
10 Yr Mini Japan Government Bond Futures	155	December 2018	JPY	1,550,000	20,645,671	20,678,114	(32,443)
Coffee C Futures	125	December 2018	USD	4,688	5,284,609	5,282,813	1,796
Corn Futures	83	December 2018	USD	415	1,523,840	1,507,487	16,353
Cotton No.2 Futures	103	December 2018	USD	5,150	3,995,327	3,958,290	37,037
LME Primary Aluminum Futures	137	November 2018	USD	3	6,871,979	6,668,475	203,504
LME Primary Aluminum Futures	128	December 2018	USD	3	6,538,861	6,267,200	271,661
LME Zinc Futures	202	December 2018	USD	5	13,252,693	12,699,488	553,205
Soybean Meal Futures	147	December 2018	USD	15	4,564,160	4,504,080	60,080
U.S. T-Note 2 Yr (CBT) Futures	250	December 2018	USD	50,000	52,663,755	52,664,062	(307)
U.S. T-Note 10 Yr (CBT) Futures	556	December 2018	USD	55,600	65,893,920	65,851,250	42,670
Wheat Futures (CBT)	176	December 2018	USD	880	4,385,181	4,404,400	(19,219)

							$2,321,618

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	AUD	14,673	USD	10,389	12/07/18	$(6,007)
Australia and New Zealand Banking Group Ltd.	CNY	157,705	USD	22,766	12/13/18	192,474
Australia and New Zealand Banking Group Ltd.	USD	7,800	CNY	53,870	12/13/18	(89,393)
Australia and New Zealand Banking Group Ltd.	USD	10,634	JPY	1,188,752	12/13/18	(63,713)
Australia and New Zealand Banking Group Ltd.	USD	47,966	JPY	5,377,300	12/14/18	(148,050)
Bank of America, NA	BRL	6,482	USD	1,744	11/05/18	1,780
Bank of America, NA	USD	1,764	BRL	6,482	11/05/18	(22,039)
Bank of America, NA	TRY	41,973	USD	6,819	11/09/18	(654,059)
Bank of America, NA	USD	6,288	BRL	23,476	11/13/18	14,129
Bank of America, NA	RUB	17,854	USD	270	11/14/18	(1,076)
Bank of America, NA	USD	3,853	KRW	4,320,376	11/15/18	(66,886)
Bank of America, NA	USD	5,113	CAD	6,630	11/16/18	(75,736)
Bank of America, NA	USD	2,506	ZAR	37,562	11/29/18	31,648
Bank of America, NA	BRL	6,482	USD	1,760	12/04/18	22,821
Bank of America, NA	USD	22,742	CNY	157,705	12/13/18	(169,165)
Bank of America, NA	USD	12,514	JPY	1,416,516	12/13/18	80,766
Bank of America, NA	GBP	7,923	USD	10,385	12/14/18	237,158
Bank of America, NA	EUR	2,230	USD	2,553	1/09/19	10,561
Barclays Bank PLC	BRL	7,202	USD	1,954	11/05/18	19,063
Barclays Bank PLC	USD	1,937	BRL	7,202	11/05/18	(1,978)
Barclays Bank PLC	IDR	131,712,798	USD	8,942	11/08/18	286,943
Barclays Bank PLC	USD	2,812	IDR	43,327,742	11/08/18	35,407
Barclays Bank PLC	USD	12,896	IDR	190,791,236	11/08/18	(358,742)
Barclays Bank PLC	RUB	226,373	USD	3,421	11/14/18	(10,213)
Barclays Bank PLC	USD	8,294	RUB	548,852	11/14/18	24,761
Barclays Bank PLC	CLP	969,028	USD	1,447	11/15/18	54,795
Barclays Bank PLC	KRW	23,343,664	USD	20,664	11/15/18	208,963
Barclays Bank PLC	SEK	37,443	USD	4,098	11/15/18	2,461
Barclays Bank PLC	USD	1,288	COP	3,935,515	11/15/18	(66,294)
Barclays Bank PLC	USD	18,264	KRW	20,367,614	11/15/18	(416,242)
Barclays Bank PLC	USD	2,041	CAD	2,667	11/16/18	(15,037)
Barclays Bank PLC	MYR	10,675	USD	2,566	11/29/18	17,344
Barclays Bank PLC	ZAR	96,384	USD	6,534	11/29/18	22,447
Barclays Bank PLC	TWD	314,044	USD	10,200	12/11/18	26,696
Barclays Bank PLC	TWD	106,100	USD	3,425	12/11/18	(11,562)
Barclays Bank PLC	USD	11,794	PHP	641,533	12/11/18	207,181
Barclays Bank PLC	USD	1,619	TWD	49,740	12/11/18	(7,382)
Barclays Bank PLC	INR	2,702,025	USD	38,185	12/13/18	1,885,514
Barclays Bank PLC	JPY	228,217	USD	2,035	12/13/18	5,985
Barclays Bank PLC	JPY	459,607	USD	4,084	12/13/18	(2,438)

36 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	7,642	CNY	52,897	12/13/18	$(70,516)
Barclays Bank PLC	USD	2,583	INR	193,764	12/13/18	20,275
Barclays Bank PLC	USD	18,751	INR	1,367,198	12/13/18	(383,500)
Barclays Bank PLC	ZAR	39,789	USD	2,579	12/13/18	(104,469)
Barclays Bank PLC	CHF	19,221	USD	19,428	12/14/18	265,579
Barclays Bank PLC	ILS	15,121	USD	4,244	12/14/18	165,618
Barclays Bank PLC	NOK	83,766	USD	10,111	12/14/18	155,147
Barclays Bank PLC	NZD	1,427	USD	931	12/14/18	(567)
Barclays Bank PLC	TRY	44,002	USD	6,544	12/14/18	(1,128,311)
Barclays Bank PLC	USD	37,968	CAD	49,572	12/14/18	(280,968)
Barclays Bank PLC	USD	6,939	CNY	47,960	12/14/18	(74,510)
Barclays Bank PLC	USD	13,888	NZD	21,286	12/14/18	8,463
Barclays Bank PLC	USD	6,532	TRY	44,002	12/14/18	1,139,376
Barclays Bank PLC	TRY	24,030	USD	3,881	1/15/19	(229,540)
Barclays Bank PLC	CNY	153,892	USD	22,059	1/24/19	79,466
BNP Paribas SA	USD	1,833	TRY	10,139	11/09/18	(27,454)
BNP Paribas SA	USD	5,245	MXN	99,400	11/14/18	(358,239)
BNP Paribas SA	KRW	5,812,145	USD	5,137	11/15/18	43,944
BNP Paribas SA	ILS	5,799	USD	1,628	11/29/18	65,095
BNP Paribas SA	USD	7,648	AUD	10,708	12/07/18	(62,169)
BNP Paribas SA	TWD	642,546	USD	20,940	12/11/18	125,538
BNP Paribas SA	USD	728	TWD	22,320	12/11/18	(4,805)
BNP Paribas SA	CNY	157,705	USD	22,783	12/13/18	210,235
BNP Paribas SA	USD	74,338	CNY	515,238	12/13/18	(589,238)
BNP Paribas SA	CZK	42,709	USD	1,939	12/14/18	67,548
BNP Paribas SA	USD	24,599	NZD	38,215	12/14/18	349,185
Brown Brothers Harriman & Co.	USD	11,770	HKD	92,167	12/14/18	(1,798)
Citibank, NA	ARS	141,885	USD	3,671	11/02/18	(280,821)
Citibank, NA	USD	1,926	ARS	69,646	11/02/18	14,466
Citibank, NA	USD	2,408	ARS	72,239	11/02/18	(395,738)
Citibank, NA	BRL	86,283	USD	23,281	11/05/18	96,268
Citibank, NA	BRL	58,650	USD	14,488	11/05/18	(1,272,123)
Citibank, NA	USD	9,028	BRL	37,391	11/05/18	1,018,692
Citibank, NA	USD	28,986	BRL	107,543	11/05/18	(88,490)
Citibank, NA	MXN	125,716	USD	6,591	11/14/18	411,180
Citibank, NA	CLP	8,679,017	USD	12,913	11/15/18	441,789
Citibank, NA	EUR	1,820	SEK	18,864	11/15/18	(308)
Citibank, NA	KRW	15,039,061	USD	13,298	11/15/18	120,169
Citibank, NA	SEK	46,103	EUR	4,460	11/15/18	13,562
Citibank, NA	USD	18,920	CLP	12,716,787	11/15/18	(647,324)
Citibank, NA	USD	11,422	KRW	12,916,729	11/15/18	(103,211)
Citibank, NA	CAD	16,976	USD	13,197	11/16/18	298,088
Citibank, NA	USD	4,181	CAD	5,430	11/16/18	(55,454)
Citibank, NA	USD	6,451	ZAR	92,949	11/29/18	(170,943)
Citibank, NA	USD	9,903	BRL	36,308	12/04/18	(175,145)
Citibank, NA	AUD	8,935	USD	6,360	12/07/18	30,086
Citibank, NA	USD	2,554	AUD	3,575	12/07/18	(21,439)
Citibank, NA	USD	2,562	NZD	3,910	12/07/18	(9,819)
Citibank, NA	INR	191,726	USD	2,605	12/13/18	29,280
Citibank, NA	USD	5,107	CNY	35,627	12/13/18	(7,962)

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	27,548	INR	1,922,174	12/13/18	$(1,725,231)
Citibank, NA	EUR	29,852	USD	34,862	12/14/18	927,125
Citibank, NA	GBP	2,901	USD	3,773	12/14/18	57,145
Citibank, NA	USD	2,207	EUR	1,866	12/14/18	(85,967)
Citibank, NA	USD	25,826	JPY	2,909,911	12/14/18	50,618
Citibank, NA	EUR	1,801	USD	2,062	1/09/19	9,000
Citibank, NA	USD	2,714	EUR	2,327	1/09/19	(61,790)
Credit Suisse International	USD	8,022	IDR	117,116,173	11/08/18	(325,938)
Credit Suisse International	COP	17,613,727	USD	5,804	11/15/18	335,640
Credit Suisse International	KRW	4,803,371	USD	4,230	11/15/18	21,175
Credit Suisse International	NOK	86,683	EUR	9,097	11/15/18	26,219
Credit Suisse International	SEK	126,921	USD	14,060	11/15/18	176,738
Credit Suisse International	USD	368	COP	1,115,811	11/15/18	(21,262)
Credit Suisse International	USD	7,129	KRW	8,043,847	11/15/18	(80,033)
Credit Suisse International	USD	5,115	NOK	41,585	11/15/18	(178,853)
Credit Suisse International	USD	5,243	INR	363,664	12/13/18	(357,588)
Credit Suisse International	AUD	38,097	USD	26,923	12/14/18	(67,252)
Credit Suisse International	CZK	107,168	USD	4,754	12/14/18	58,959
Credit Suisse International	EUR	23,155	USD	27,126	12/14/18	803,696
Credit Suisse International	USD	10,196	AUD	14,158	12/14/18	(165,033)
Credit Suisse International	USD	6,577	HUF	1,840,602	12/14/18	(136,330)
Credit Suisse International	USD	5,143	NZD	7,796	12/14/18	(53,441)
Credit Suisse International	USD	15,519	SEK	140,839	12/14/18	(69,065)
Credit Suisse International	USD	3,664	TRY	22,515	12/14/18	261,988
Credit Suisse International	USD	4,845	TRY	30,493	1/15/19	371,495
Credit Suisse International	AUD	7,144	USD	5,272	6/28/19	192,914
Deutsche Bank AG	USD	2,509	TRY	14,760	11/09/18	119,236
Deutsche Bank AG	USD	2,716	PEN	9,052	11/15/18	(32,063)
Deutsche Bank AG	EUR	4,486	USD	5,240	1/09/19	125,964
Goldman Sachs Bank USA	USD	3,932	KRW	4,419,965	11/15/18	(58,960)
Goldman Sachs Bank USA	USD	2,532	CAD	3,307	11/16/18	(18,819)
Goldman Sachs Bank USA	USD	2,701	BRL	10,070	11/28/18	(1,048)
Goldman Sachs Bank USA	ZAR	53,909	USD	3,624	11/29/18	(18,621)
Goldman Sachs Bank USA	USD	1,841	BRL	6,842	12/04/18	(8,193)
Goldman Sachs Bank USA	JPY	2,895,137	USD	25,594	12/13/18	(148,069)
Goldman Sachs Bank USA	USD	20,630	INR	1,434,995	12/13/18	(1,351,534)
Goldman Sachs Bank USA	CAD	36,574	USD	28,185	12/14/18	379,502
Goldman Sachs Bank USA	GBP	11,164	USD	14,598	12/14/18	298,301
Goldman Sachs Bank USA	MXN	162,405	USD	8,384	12/14/18	440,319
Goldman Sachs Bank USA	TRY	15,650	USD	2,290	12/14/18	(438,176)
Goldman Sachs Bank USA	USD	26,315	JPY	2,940,077	12/14/18	(169,934)
Goldman Sachs Bank USA	USD	9,865	MXN	191,090	12/14/18	(518,090)
HSBC Bank USA	KRW	5,838,829	USD	5,255	11/15/18	138,188
HSBC Bank USA	USD	3,144	CLP	2,137,519	11/15/18	(72,510)
HSBC Bank USA	USD	4,221	CAD	5,531	11/16/18	(18,850)
HSBC Bank USA	MXN	201,042	USD	10,533	12/05/18	685,552
HSBC Bank USA	JPY	568,715	AUD	7,145	12/07/18	8,164
HSBC Bank USA	NZD	4,067	USD	2,623	12/07/18	(31,907)
HSBC Bank USA	CNY	802,015	USD	115,137	12/13/18	339,879
HSBC Bank USA	INR	210,210	USD	2,880	12/13/18	55,775
HSBC Bank USA	USD	4,156	JPY	462,622	12/13/18	(42,819)

38 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	GBP	1,616	USD	2,103	12/14/18	$32,666
HSBC Bank USA	AUD	3,783	USD	2,705	6/28/19	15,047
JPMorgan Chase Bank, NA	BRL	4,586	USD	1,234	11/05/18	1,260
JPMorgan Chase Bank, NA	USD	1,239	BRL	4,586	11/05/18	(6,926)
JPMorgan Chase Bank, NA	KRW	14,396,454	USD	12,787	11/15/18	171,730
JPMorgan Chase Bank, NA	NOK	65,012	USD	7,852	11/15/18	135,709
JPMorgan Chase Bank, NA	USD	5,162	KRW	5,779,001	11/15/18	(98,214)
JPMorgan Chase Bank, NA	USD	25,814	NOK	210,176	11/15/18	(868,076)
JPMorgan Chase Bank, NA	USD	6,346	SEK	56,718	11/15/18	(141,949)
JPMorgan Chase Bank, NA	USD	3,448	BRL	12,573	12/04/18	(79,743)
JPMorgan Chase Bank, NA	USD	11,324	JPY	1,266,730	12/13/18	(60,930)
JPMorgan Chase Bank, NA	CNY	94,954	USD	13,751	12/14/18	160,347
JPMorgan Chase Bank, NA	GBP	6,451	USD	8,541	12/14/18	278,988
JPMorgan Chase Bank, NA	USD	17,897	NOK	148,046	12/14/18	(301,215)
JPMorgan Chase Bank, NA	USD	580	ZAR	8,848	12/14/18	17,117
JPMorgan Chase Bank, NA	EUR	3,602	USD	4,126	1/09/19	20,070
JPMorgan Chase Bank, NA	USD	7,953	EUR	6,856	1/09/19	(137,401)
Morgan Stanley & Co., Inc.	BRL	21,667	USD	5,828	11/05/18	5,951
Morgan Stanley & Co., Inc.	BRL	16,183	USD	4,315	11/05/18	(33,624)
Morgan Stanley & Co., Inc.	USD	5,246	BRL	21,667	11/05/18	576,566
Morgan Stanley & Co., Inc.	USD	4,353	BRL	16,183	11/05/18	(4,445)
Morgan Stanley & Co., Inc.	BRL	23,476	USD	6,288	11/13/18	(14,179)
Morgan Stanley & Co., Inc.	PEN	38,953	USD	11,635	11/15/18	85,611
Morgan Stanley & Co., Inc.	USD	2,632	KRW	2,941,791	11/15/18	(54,234)
Morgan Stanley & Co., Inc.	USD	19,457	SEK	172,545	11/15/18	(583,204)
Morgan Stanley & Co., Inc.	BRL	10,171	USD	2,701	11/28/18	(25,670)
Morgan Stanley & Co., Inc.	USD	2,557	ZAR	37,162	11/29/18	(46,061)
Morgan Stanley & Co., Inc.	NZD	12,724	USD	8,210	12/07/18	(95,422)
Morgan Stanley & Co., Inc.	USD	5,190	INR	377,456	12/13/18	(119,205)
Morgan Stanley & Co., Inc.	USD	4,076	JPY	456,434	12/13/18	(18,006)
Morgan Stanley & Co., Inc.	GBP	33,398	USD	43,635	12/14/18	856,767
Morgan Stanley & Co., Inc.	HKD	32,766	USD	4,181	12/14/18	(2,577)
Morgan Stanley & Co., Inc.	JPY	20,572,221	USD	185,761	12/14/18	2,821,427
Morgan Stanley & Co., Inc.	PLN	3,822	USD	1,030	12/14/18	33,385
Morgan Stanley & Co., Inc.	SEK	290,645	USD	32,387	12/14/18	502,964
Morgan Stanley & Co., Inc.	USD	25,230	AUD	35,407	12/14/18	(144,719)
Morgan Stanley & Co., Inc.	USD	14,804	JPY	1,639,530	12/14/18	(224,857)
Morgan Stanley & Co., Inc.	SGD	919	USD	668	1/24/19	3,373
Morgan Stanley & Co., Inc.	AUD	3,546	USD	2,627	6/28/19	106,112
Morgan Stanley & Co., Inc.	USD	10,678	AUD	14,460	6/28/19	(396,862)
Natwest Markets PLC	BRL	4,586	USD	1,241	11/05/18	9,174
Natwest Markets PLC	USD	1,234	BRL	4,586	11/05/18	(1,260)
Natwest Markets PLC	USD	6,741	TRY	41,110	11/09/18	578,166
Natwest Markets PLC	CLP	7,116,714	USD	10,504	11/15/18	277,963
Natwest Markets PLC	COP	30,427,386	USD	9,918	11/15/18	472,513
Natwest Markets PLC	KRW	7,640,941	USD	6,750	11/15/18	54,675
Natwest Markets PLC	KRW	7,016,408	USD	6,142	11/15/18	(6,552)
Natwest Markets PLC	CAD	5,491	USD	4,190	11/16/18	17,911
Natwest Markets PLC	ARS	193,178	USD	5,070	11/28/18	(140,290)
Natwest Markets PLC	MXN	80,892	USD	4,158	12/05/18	195,153
Natwest Markets PLC	TWD	156,570	USD	5,109	12/11/18	37,037

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Natwest Markets PLC	USD	13,026	TWD	397,805	12/11/18	$(139,579)
Natwest Markets PLC	INR	1,126,102	USD	15,328	12/13/18	199,654
Natwest Markets PLC	USD	10,210	INR	752,617	12/13/18	(99,261)
Natwest Markets PLC	USD	13,265	JPY	1,495,036	12/13/18	28,406
Natwest Markets PLC	CAD	9,824	USD	7,496	12/14/18	27,393
Natwest Markets PLC	EUR	5,959	USD	6,889	12/14/18	114,868
Natwest Markets PLC	USD	6,228	SGD	8,555	12/14/18	(46,823)
Natwest Markets PLC	EUR	1,799	USD	2,059	1/09/19	8,106
Natwest Markets PLC	USD	5,124	EUR	4,411	1/09/19	(94,823)
Nomura Global Financial Products, Inc.	THB	80,190	USD	2,448	12/14/18	26,393
Standard Chartered Bank	TRY	9,505	USD	1,670	11/09/18	(22,127)
Standard Chartered Bank	EUR	11,914	USD	13,764	11/15/18	256,568
Standard Chartered Bank	NOK	17,426	USD	2,126	11/15/18	57,828
Standard Chartered Bank	USD	6,937	CAD	8,986	11/16/18	(109,857)
Standard Chartered Bank	USD	793	AUD	1,113	12/07/18	(4,474)
Standard Chartered Bank	USD	1,867	NZD	2,839	12/07/18	(13,285)
Standard Chartered Bank	JPY	500,039	USD	4,479	12/13/18	32,682
Standard Chartered Bank	USD	3,466	CNY	24,048	12/13/18	(24,051)
Standard Chartered Bank	USD	1,714	GBP	1,302	12/14/18	(46,647)
Standard Chartered Bank	USD	8,278	EUR	7,154	1/09/19	(123,012)
State Street Bank & Trust Co.	CAD	261	USD	202	11/16/18	4,059
State Street Bank & Trust Co.	USD	19,685	MYR	79,360	11/29/18	(739,748)
State Street Bank & Trust Co.	NZD	3,918	USD	2,531	12/07/18	(26,439)
State Street Bank & Trust Co.	USD	2,555	JPY	285,097	12/13/18	(19,975)
State Street Bank & Trust Co.	CHF	22,923	USD	23,810	12/14/18	956,568
State Street Bank & Trust Co.	EUR	1,866	USD	2,179	12/14/18	58,229
State Street Bank & Trust Co.	GBP	1,113	USD	1,467	12/14/18	41,563
State Street Bank & Trust Co.	SEK	18,958	USD	2,118	12/14/18	38,606
State Street Bank & Trust Co.	USD	13,669	AUD	19,286	12/14/18	(5,829)
State Street Bank & Trust Co.	USD	9,597	CHF	9,239	12/14/18	(385,544)
State Street Bank & Trust Co.	USD	7,171	THB	234,544	12/14/18	(87,157)
State Street Bank & Trust Co.	ZAR	166	USD	11	12/14/18	(322)
State Street Bank & Trust Co.	USD	551	CHF	539	1/17/19	(12,163)
UBS AG	CAD	10,185	USD	7,935	11/16/18	196,169
UBS AG	CNY	43,948	USD	6,325	12/13/18	34,208
UBS AG	JPY	1,825,736	USD	16,287	12/13/18	53,797
UBS AG	USD	13,294	JPY	1,485,940	12/13/18	(81,164)
UBS AG	JPY	2,471,895	USD	22,038	12/14/18	56,602
UBS AG	EUR	7,358	USD	8,515	1/09/19	127,514

						$3,552,283

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(k)	Morgan Stanley & Co.	12,742	USD	249.00	November 2018	USD	1,274	$2,305,835	$(866,456)
SPDR S&P 500 ETF Trust(k)	Morgan Stanley & Co.	6,371	USD	259.00	November 2018	USD	637	853,484	(1,073,514)

								$3,159,319	$(1,939,970)

40 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
AUD vs. USD/ Morgan Stanley Capital Services LLC(l)	AUD	1.282	06/2019	31,745,000	AUD	31,745	$329,573	$(88,212)
Put
BRL vs. USD/Bank of America, NA(l)	BRL	4.580	11/2018	36,026,280	BRL	36,026	146,111	(2,236)
BRL vs. USD/Deutsche Bank AG(l)	BRL	4.560	11/2018	59,644,800	BRL	59,645	167,816	(3,750)
BRL vs. USD/Morgan Stanley Capital Services LLC(l)	BRL	3.880	11/2018	40,662,400	BRL	40,662	143,838	(10,435)
TRY vs. EUR/JPMorgan Chase Bank, NA(l)	TRY	7.510	01/2019	55,303,640	TRY	55,304	141,843	(99,039)
TRY vs. USD/Goldman Sachs Bank USA(l)	TRY	7.000	12/2018	92,610,000	TRY	92,610	136,004	(15,872)
TRY vs. USD/Barclays Bank PLC(l)	TRY	6.900	01/2019	70,104,000	TRY	70,104	227,279	(74,311)
TRY vs. USD/JPMorgan Chase Bank, NA(l)	TRY	7.380	12/2018	96,530,400	TRY	96,530	312,076	(24,454)
ZAR vs. USD/JPMorgan Chase Bank, NA(l)	ZAR	14.900	11/2018	156,152,000	ZAR	156,152	94,006	(124,668)

							$1,698,546	$(442,977)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	172,300	4/15/22	2.285%	CPI	#	Maturity	$(480,958)
Citibank, NA	USD	7,920	3/08/21	2.200%	CPI	#	Maturity	(15,342)
Deutsche Bank AG	USD	66,990	3/20/21	2.221%	CPI	#	Maturity	(207,593)
Deutsche Bank AG	USD	12,504	3/26/25	2.170%	CPI	#	Maturity	46,817
HSBC Bank USA	USD	247,500	4/15/21	2.265%	CPI	#	Maturity	(408,828)

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	63,990	5/23/22	2.318%	CPI	#	Maturity	$(249,365)
JPMorgan Chase Bank, NA	USD	11,499	3/30/25	2.170%	CPI	#	Maturity	44,393
JPMorgan Chase Bank, NA	USD	76,719	4/01/25	2.170%	CPI	#	Maturity	288,520

								$(982,356)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Barclays Bank PLC
Barclays Commodity Hedging Insights 2 Index(1)	142,513	0.02%	Quarterly	USD	28,539	5/15/19	$546,111
Barclays Commodity Hedging Insights 2 Index	65,388	0.02%	Quarterly	USD	13,094	5/15/19	250,568
Barclays Commodity Hedging Insights 2 Index(2)	139,225	0.02%	Maturity	USD	28,064	10/15/19	351,410
Barclays Commodity Hedging Insights 2 Index(3)	29,646	0.30%	Maturity	USD	17,312	10/15/19	(482,698)
Barclays Commodity Strategy 1673 Index	16,725	0.30%	Quarterly	USD	9,572	5/15/19	(84,120)
Goldman Sachs International
Goldman Sachs Commodity Trend 10% Volatility Target Excess Return Strategy	16,613	0.00%	Quarterly	USD	1,669	5/15/19	(47,585)
Goldman Sachs Commodity Trend 10% Volatility Target Excess Return Strategy	66,627	0.00%	Quarterly	USD	6,695	5/15/19	(190,843)

42 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Commodity Trend 10% Volatility Target Excess Return Strategy	79,797	0.00%	Maturity	USD	8,093	10/15/19	$(303,576)
JPMorgan Chase Bank, NA
Bloomberg Industrial Metals Subindex 3 Month Forward	396,771	0.12%	Maturity	USD	70,918	12/17/18	(701,414)
Bloomberg Petroleum Subindex 3 Month Forward	207,248	0.11%	Maturity	USD	103,066	12/17/18	(3,254,014)
Bloomberg Precious Metals Subindex 3 Month Forward	338,725	0.11%	Maturity	USD	54,619	12/17/18	383,997
Bloomberg Softs Subindex 3 Month Forward	440,691	0.18%	Maturity	USD	28,512	12/17/18	2,878,193
JPMorgan Cross Sectional Momentum R	9,882	0.48%	Quarterly	USD	2,194	5/15/19	(57,478)
JPMorgan Cross Sectional Momentum R	48,975	0.48%	Quarterly	USD	10,875	5/15/19	(284,858)
JPMorgan Cross Sectional Momentum R	62,664	0.48%	Maturity	USD	14,187	10/15/19	(621,179)
JPMorgan JMABRF34 Index(4)	13,787	0.60%	Quarterly	USD	24,059	5/15/19	110,193
JPMorgan JMABRF34 Index	2,783	0.60%	Quarterly	USD	4,857	5/15/19	22,243
JPMorgan JMABRF34 Index(5)	18,096	0.60%	Maturity	USD	32,236	10/15/19	(466,478)
JPMorgan RCI – 24 Alpha	39,427	0.50%	Quarterly	USD	11,002	5/15/19	(268,647)
JPMorgan RCI – 24 Alpha	49,909	0.50%	Maturity	USD	14,118	10/15/19	(513,958)
Morgan Stanley Capital Services LLC
Bloomberg Grains Subindex 3 Month Forward	1,938,041	0.15%	Maturity	USD	108,387	12/17/18	1,569,159

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 43

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Bloomberg Livestock Subindex 3 Month Forward	194,624	0.16%	Maturity	USD	28,068	12/17/18	$53,333

							$(1,111,641)

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the aggregate market value of these securities amounted to $9,526,512 or 0.6% of net assets.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Illiquid security.

(f)	Fair valued by the Adviser.

(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(h)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(i)	Affiliated investments.

(j)	The rate shown represents the 7-day yield as of period end.

(k)	One contract relates to 100 shares.

(l)	One contract relates to 1 share.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

44 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CPI – Consumer Price Index

ETF – Exchange Traded Fund

GDR – Global Depositary Receipt

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

TIPS – Treasury Inflation Protected Security

WTI – West Texas Intermediate

(1)	The following table represents the (long/short) basket holdings underlying the total return swap with BCCFHI2P as of October 31, 2018.

Security Description	Shares	Notional Amount as of 10/31/18	Percent of Basket’s Value
Natural Gas Futures	(554,852)	$(1,809,373)	(6.3)%
Lean Hogs Futures	(30,858)	(1,803,665)	(6.3)%
Cattle Feeder Futures	11,938	1,792,249	6.3%
Cocoa Futures	795	1,775,126	6.2%
Soybean Futures	2,084	1,775,126	6.2%
Wheat (CBT) Futures	(3,541)	(1,772,272)	(6.2)%
Live Cattle Futures	(15,105)	(1,766,564)	(6.2)%
KC HRW Wheat Futures	(3,576)	(1,763,710)	(6.2)%
Gold 100 oz. Futures	1,447	1,758,002	6.2%
Cotton No.2 Futures	22,761	1,749,441	6.1%
Silver Futures	121,693	1,738,025	6.1%
Copper Futures	6,526	1,735,171	6.1%
Sugar #11 (World) Futures	(129,172)	(1,703,778)	(6.0)%
WTI Crude Oil Futures	19,839	1,295,671	4.5%
Gasoline RBOB Futures	(7,398)	(1,295,671)	(4.5)%
NY Harbor ULSD Futures	(3,879)	(873,293)	(3.1)%
Corn Futures	(1,218)	(442,355)	(1.6)%
Coffee ‘C’ Futures	(3,748)	(422,377)	(1.5)%

(2)	The following table represents the (long/short) basket holdings underlying the total return swap with BCCFHI2P as of October 31, 2018.

Security Description	Shares	Notional Amount as of 10/31/18	Percent of Basket’s Value
Natural Gas Futures	(545,617)	$(1,779,258)	(6.3)%
Lean Hogs Futures	(30,345)	(1,773,645)	(6.3)%
Cattle Feeder Futures	11,740	1,762,419	6.3%
Cocoa Futures	781	1,745,581	6.2%
Soybean Futures	2,049	1,745,581	6.2%
Wheat (CBT) Futures	(3,482)	(1,742,774)	(6.2)%
Live Cattle Futures	(14,854)	(1,737,162)	(6.2)%
KC HRW Wheat Futures	(3,516)	(1,734,355)	(6.2)%
Gold 100 oz. Futures	1,423	1,728,742	6.2%
Cotton No.2 Futures	22,383	1,720,323	6.1%
Silver Futures	119,668	1,709,098	6.1%
Copper Futures	6,417	1,706,291	6.1%
Sugar #11 (World) Futures	(127,022)	(1,675,421)	(6.0)%
WTI Crude Oil Futures	19,509	1,274,106	4.5%
Gasoline RBOB Futures	(7,275)	(1,274,106)	(4.5)%
NY Harbor ULSD Futures	(3,814)	(858,758)	(3.1)%
Corn Futures	(1,198)	(434,992)	(1.6)%
Coffee ‘C’ Futures	(3,685)	(415,347)	(1.5)%

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 45

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(3)	The following table represents the (long/short) basket holdings underlying the total return swap with BCCFHI2P as of October 31, 2018.

Security Description	Shares	Notional Amount as of 10/31/18	Percent of Basket’s Value
Natural Gas Futures	(336,578)	$(1,097,581)	(6.3)%
Lean Hogs Futures	(18,719)	(1,094,118)	(6.3)%
Cattle Feeder Futures	7,242	1,087,194	6.3%
Cocoa Futures	482	1,076,806	6.2%
Soybean Futures	1,264	1,076,806	6.2%
Wheat (CBT) Futures	(2,148)	(1,075,075)	(6.2)%
Live Cattle Futures	(9,163)	(1,071,613)	(6.2)%
KC HRW Wheat Futures	(2,169)	(1,069,882)	(6.2)%
Gold 100 oz. Futures	878	1,066,419	6.2%
Cotton No.2 Futures	13,807	1,061,226	6.1%
Silver Futures	73,820	1,054,301	6.1%
Copper Futures	3,959	1,052,570	6.1%
Sugar #11 (World) Futures	(78,357)	(1,033,526)	(6.0)%
WTI Crude Oil Futures	12,034	785,965	4.5%
Gasoline RBOB Futures	(4,488)	(785,965)	(4.5)%
NY Harbor ULSD Futures	(2,353)	(529,747)	(3.1)%
Corn Futures	(739)	(268,336)	(1.6)%
Coffee ‘C’ Futures	(2,273)	(256,218)	(1.5)%

(4)	The following table represents the 50 largest (long/short) basket holdings underlying the total return swap with JMABRCSM as of October 31, 2018.

Security Description	Shares	Notional Amount as of 10/31/18	Percent of Basket’s Value
Soybean Futures	(2,692)	$(2,293,234)	(9.5)%
Silver Futures	(144,268)	(2,060,441)	(8.6)%
Low Sulphur Gasoil Futures	2,840	1,985,048	8.3%
Gold 100 oz. Futures	(1,516)	(1,841,388)	(7.7)%
Brent Crude Oil Futures	20,909	1,568,984	6.5%
Coffee ‘C’ Futures	(13,177)	(1,485,050)	(6.2)%
NY Harbor ULSD Futures	6,352	1,429,989	5.9%
WTI Crude Oil Futures	21,375	1,395,973	5.8%
LME Copper Futures	(203)	(1,220,777)	(5.1)%
Cotton No.2 Futures	15,759	1,211,238	5.0%
LME Lead Futures	(628)	(1,208,578)	(5.0)%
LME Zinc Futures	(439)	(1,104,395)	(4.6)%
Gasoline RBOB Futures	4,875	853,753	3.5%
Natural Gas Futures	238,457	777,609	3.2%
Corn Futures	(1,969)	(715,396)	(3.0)%
Sugar #11 (World) Futures	(44,060)	(581,148)	(2.4)%
Live Cattle Futures	(4,260)	(498,214)	(2.1)%
Cocoa Futures	222	496,097	2.1%
Wheat (CBT) Futures	870	435,321	1.8%
Cattle Feeder Futures	(1,978)	(296,916)	(1.2)%
LME Nickel Futures	25	291,134	1.2%
KC HRW Wheat Futures	368	181,273	0.8%
LME PRI Aluminum Futures	(38)	(74,284)	(0.3)%
Lean Hogs Futures	903	52,759	0.2%

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(5)	The following table represents the 50 largest (long/short) basket holdings underlying the total return swap with JMABRCSM as of October 31, 2018.

Security Description	Shares	Notional Amount as of 10/31/18	Percent of Basket’s Value
Soybean Futures	(3,607)	$(3,072,642)	(9.5)%
Silver Futures	(193,301)	(2,760,729)	(8.6)%
Low Sulphur Gasoil Futures	3,805	2,659,711	8.3%
Gold 100 oz. Futures	(2,031)	(2,467,226)	(7.7)%
Brent Crude Oil Futures	28,015	2,102,239	6.5%
Coffee ‘C’ Futures	(17,656)	(1,989,778)	(6.2)%
NY Harbor ULSD Futures	8,510	1,916,004	5.9%
WTI Crude Oil Futures	28,639	1,870,426	5.8%
LME Copper Futures	(273)	(1,635,686)	(5.1)%
Cotton No.2 Futures	21,115	1,622,905	5.0%
LME Lead Futures	(842)	(1,619,341)	(5.0)%
LME Zinc Futures	(588)	(1,479,749)	(4.6)%
Gasoline RBOB Futures	6,531	1,143,920	3.5%
Natural Gas Futures	319,502	1,041,898	3.2%
Corn Futures	(2,639)	(958,540)	(3.0)%
Sugar #11 (World) Futures	(59,034)	(778,664)	(2.4)%
Live Cattle Futures	(5,708)	(667,543)	(2.1)%
Cocoa Futures	298	664,707	2.1%
Wheat (CBT) Futures	1,165	583,274	1.8%
Cattle Feeder Futures	(2,650)	(397,830)	(1.2)%
LME Nickel Futures	34	390,083	1.2%
KC HRW Wheat Futures	492	242,883	0.8%
LME PRI Aluminum Futures	(51)	(99,531)	(0.3)%
Lean Hogs Futures	1,209	70,690	0.2%

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

October 31, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,626,458,172)	$1,578,715,721	(a)
Affiliated issuers (cost $123,076,627—including investment of cash collateral for securities loaned of $17,529,675)	123,076,627
Foreign currencies, at value (cost $1,336,313)	1,314,648
Cash collateral due from broker	8,295,085
Receivable for investment securities sold	92,583,636
Receivable for capital stock sold	753,565
Unrealized appreciation on forward currency exchange contracts	24,228,433
Unrealized appreciation on total return swaps	6,165,207
Unaffiliated dividends and interest receivable	2,157,303
Receivable for variation margin on futures	898,019
Unrealized appreciation on inflation swaps	379,730
Affiliated dividends receivable	243,472

Total assets	1,838,811,446

Liabilities
Due to custodian	1,871,292
Options written, at value (net premiums received $4,857,865)	2,382,947
Payable for investment securities purchased and foreign currency transactions	70,140,652
Unrealized depreciation on forward currency exchange contracts	20,676,150
Payable for collateral received on securities loaned	17,529,675
Unrealized depreciation on total return swaps	7,276,848
Cash collateral due to broker	5,751,577
Unrealized depreciation on inflation swaps	1,362,086
Management fee payable	1,249,979
Payable for capital stock redeemed	488,685
Distribution fee payable	144,852
Transfer Agent fee payable	30,506
Administrative fee payable	22,250
Directors’ fees payable	2,071
Accrued expenses and other liabilities	428,255

Total liabilities	129,357,825

Net Assets	$1,709,453,621

Composition of Net Assets
Capital stock, at par	$202,689
Additional paid-in capital	1,793,413,172
Accumulated loss	(84,162,240)

	$1,709,453,621

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$11,477,830	1,345,616	$8.53	*

C	$1,224,815	144,343	$8.49

Advisor	$26,030,475	3,058,589	$8.51

R	$271,414	32,312	$8.40

K	$2,604,002	309,114	$8.42

I	$12,212,951	1,443,952	$8.46

1	$641,890,895	76,529,438	$8.39

2	$8,584	1,000	$8.58

Z	$1,013,732,655	119,824,581	$8.46

(a)	Includes securities on loan with a value of $17,083,420 (see Note E).

*	The maximum offering price per share for Class A shares was $8.91 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,630,313)	$35,466,167
Affiliated issuers	1,526,962
Interest (net of foreign taxes withheld of $13,349)	8,357,827
Securities lending income	80,371	$45,431,327

Expenses
Management fee (see Note B)	12,473,295
Distribution fee—Class A	30,716
Distribution fee—Class C	15,500
Distribution fee—Class R	1,564
Distribution fee—Class K	6,261
Distribution fee—Class 1	1,679,006
Transfer agency—Class A	24,660
Transfer agency—Class C	3,133
Transfer agency—Advisor Class	55,415
Transfer agency—Class R	796
Transfer agency—Class K	5,027
Transfer agency—Class I	2,709
Transfer agency—Class 1	85,266
Transfer agency—Class 2	1
Transfer agency—Class Z	193,572
Custodian	487,236
Registration fees	245,551
Audit and tax	133,850
Administrative	66,162
Legal	59,051
Printing	32,155
Directors’ fees	25,435
Miscellaneous	104,039

Total expenses	15,730,400
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(129,271)

Net expenses		15,601,129

Net investment income		29,830,198

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$30,377,009
Forward currency exchange contracts	1,600,742
Futures	3,112,357
Options written	2,385,421
Swaps	(26,010,542)
Foreign currency transactions	(3,677,910)
Net change in unrealized appreciation/depreciation of:
Investments(b)	(111,877,245)
Forward currency exchange contracts	1,779,817
Futures	3,926,904
Options written	2,474,918
Swaps	(7,078,305)
Foreign currency denominated assets and liabilities	148,850

Net loss on investment and foreign currency transactions	(102,837,984)

Net Decrease in Net Assets from Operations	$(73,007,786)

(a)	Net of foreign capital gains taxes of $46,831.

(b)	Net of decrease in accrued foreign capital gains taxes of $8,642.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2018	Year Ended October 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$29,830,198	$15,285,041
Net realized gain on investment and foreign currency transactions	7,787,077	19,925,451
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(110,625,061)	63,279,638
Contributions from Affiliates (see Note B)	– 0	–	8,946

Net increase (decrease) in net assets from operations	(73,007,786)	98,499,076
Distributions to Shareholders
Class A	(364,713)	(309,690)
Class C	(34,800)	(38,521)
Advisor Class	(929,574)	(632,286)
Class R	(9,053)	(4,502)
Class K	(75,813)	(47,782)
Class I	(431,253)	(435,380)
Class 1	(21,767,349)	(12,411,895)
Class 2	(317)	(227)
Class Z	(18,426,298)	(224,457)
Capital Stock Transactions
Net increase	421,628,704	745,154,738

Total increase	306,581,748	829,549,074
Net Assets
Beginning of period	1,402,871,873	573,322,799

End of period	$1,709,453,621	$1,402,871,873

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2018

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Real Return Portfolio (the “Fund”), a diversified portfolio. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund and the Subsidiary commenced operations on March 8, 2010. The Subsidiary was incorporated on February 1, 2010. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2018, consolidated net assets of the Fund were $1,709,453,621, of which $208,403,337, or 12%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AB All Market Real Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, Class Z, and Class T shares. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. As of October 31, 2018, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class 2 shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R, Class K, Class 1, and Class Z shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2018:

Investments in Securities:	Level 1	Level 2		Level 3			Total
Assets:
Common Stocks:
Real Estate	$246,649,921	$191,661,175		$	– 0	–	$438,311,096
Energy	123,385,264	154,155,521			– 0	–	277,540,785
Materials	71,250,458	61,989,118			0	(a)	133,239,576
Pharmaceuticals & Biotechnology	24,680,938	10,679,197			– 0	–	35,360,135
Software & Services	18,392,292	5,893,917			– 0	–	24,286,209
Banks	11,551,581	8,463,389			– 0	–	20,014,970
Retailing	12,989,665	5,107,966			– 0	–	18,097,631
Diversified Financials	13,807,287	3,417,732			– 0	–	17,225,019
Media & Entertainment	10,991,547	4,838,774			– 0	–	15,830,321
Transportation	6,197,156	7,919,068			– 0	–	14,116,224
Food & Staples Retailing	5,571,381	8,286,165			– 0	–	13,857,546
Technology Hardware & Equipment	12,587,074	– 0	–		– 0	–	12,587,074
Health Care Equipment & Services	8,889,952	3,045,517			– 0	–	11,935,469
Capital Goods	9,048,331	2,803,987			– 0	–	11,852,318
Utilities	2,534,812	8,415,244			– 0	–	10,950,056
Consumer Durables & Apparel	3,723,940	6,889,447			0	(a)	10,613,387
Food Beverage & Tobacco	7,463,365	2,348,787			– 0	–	9,812,152
Telecommunication Services	1,297,827	7,137,466			– 0	–	8,435,293

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3			Total
Insurance	$	– 0	–	$8,067,380		$	– 0	–	$8,067,380
Consumer Services		6,295,548		1,212,162			– 0	–	7,507,710
Automobiles & Components		5,305,009		171,273			– 0	–	5,476,282
Commercial & Professional Services		136,635		3,763,883			– 0	–	3,900,518
Household & Personal Products		3,025,013		295,376			– 0	–	3,320,389
Semiconductors & Semiconductor Equipment		3,303,820		– 0	–		– 0	–	3,303,820
Inflation-Linked Securities		– 0	–	357,793,739			– 0	–	357,793,739
Investment Companies		97,732,603		– 0	–		– 0	–	97,732,603
Options Purchased – Puts		– 0	–	6,560,097			– 0	–	6,560,097
Options Purchased – Calls		– 0	–	987,850			– 0	–	987,850
Warrants		72		– 0	–		– 0	–	72
Short-Term Investments		105,546,952		– 0	–		– 0	–	105,546,952
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		17,529,675		– 0	–		– 0	–	17,529,675

Total Investments in Securities		829,888,118		871,904,230			– 0	–	1,701,792,348
Other Financial Instruments(b):
Assets:
Futures		4,717,654		– 0	–		– 0	–	4,717,654	(c)
Forward Currency Exchange Contracts		– 0	–	24,228,433			– 0	–	24,228,433
Inflation (CPI) Swaps		– 0	–	379,730			– 0	–	379,730
Total Return Swaps		– 0	–	6,165,207			– 0	–	6,165,207
Liabilities:
Futures		(2,396,036)		– 0	–		– 0	–	(2,396,036	)(c)
Forward Currency Exchange Contracts		– 0	–	(20,676,150)			– 0	–	(20,676,150)
Put Options Written		– 0	–	(1,939,970)			– 0	–	(1,939,970)
Currency Options Written		– 0	–	(442,977)			– 0	–	(442,977)
Inflation (CPI) Swaps		– 0	–	(1,362,086)			– 0	–	(1,362,086)
Total Return Swaps		– 0	–	(7,276,848)			– 0	–	(7,276,848)

Total(d)(e)(f)		$832,209,736		$870,979,569		$	– 0	–	$1,703,189,305

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(d)	An amount of $2,513,835 was transferred from Level 1 to Level 2 due to decrease in trading volume during the reporting period.

(e)	An amount of $16,265,794 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(f)	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks - Materials(a)			Common Stocks - Consumer Durables & Apparel(a)			Warrants
Balance as of 10/31/17	$	– 0	–	$	– 0	–		$11,983
Accrued discounts/(premiums)		– 0	–		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–		2,191
Change in unrealized appreciation/depreciation		– 0	–		(102)			(2,498)
Purchases		– 0	–		– 0	–		– 0	–
Sales		– 0	–		– 0	–		(11,676)
Transfers in to Level 3		– 0	–		102			– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 10/31/18	$	– 0	–	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18(b)	$	– 0	–	$	– 0	–	$	– 0	–

	Total
Balance as of 10/31/17		$11,983
Accrued discounts/(premiums)		– 0	–
Realized gain (loss)		2,191
Change in unrealized appreciation/depreciation		(2,600)
Purchases		– 0	–
Sales		(11,676)
Transfers in to Level 3		102	(c)
Transfers out of Level 3		– 0	–

Balance as of 10/31/18	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18(b)	$	– 0	–

(a)	The Fund held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

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interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a management fee at an annual rate of .75% of the Fund’s average daily net assets. The Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05%, 1.30%, 1.05% and 1.05% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2019. For the year ended October 31, 2018, such reimbursement amounted to $73.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

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In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

During the year ended October 31, 2017, the Adviser reimbursed the Fund $8,946 for trading losses incurred due to a trade entry error.

Pursuant to the Advisory Agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2018, the reimbursement for such services amounted to $66,162.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $289,246 for the year ended October 31, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $305 from the sale of Class A shares and received $6 and $28 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2018, such waiver amounted to $101,193.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2018 is as follows:

Fund	Market Value 10/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$20,772	$1,968,423	$1,883,648	$105,547	$1,151
Government Money Market Portfolio*	15,609	478,627	476,706	17,530	376

Total				$123,077	$1,527

*	Investments of cash collateral for securities lending transactions (see Note E).

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Brokerage commissions paid on investment transactions for the year ended October 31, 2018 amounted to $2,695,295, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .25% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Effective January 29, 2016, payments under the Plan were limited to .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $157,992, $15,865, $18,721 and $1,651,214 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$2,052,992,937	$1,757,003,982
U.S. government securities	480,558,989	469,429,452

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,907,483,378

Gross unrealized appreciation	$67,626,845
Gross unrealized depreciation	(221,637,250)

Net unrealized depreciation	$(154,010,405)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2018, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call

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option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price, as included on the Portfolio of Investments. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended October 31, 2018, the Fund held purchased options for hedging and non-hedging purposes.

During the year ended October 31, 2018, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash

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flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2018, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

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Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2018, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the year ended October 31, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$42,669	*	Receivable/Payable for variation margin on futures	$192,193	*

Commodity contracts	Receivable/Payable for variation margin on futures	4,674,985	*	Receivable/Payable for variation margin on futures	2,203,843	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	24,228,433		Unrealized depreciation on forward currency exchange contracts	20,676,150

Foreign exchange contracts	Investments in securities, at value	4,085,308

Equity contracts	Investments in securities, at value	3,462,639

Foreign exchange contracts				Options written, at value	442,977

Equity contracts				Options written, at value	1,939,970

Interest rate contracts	Unrealized appreciation on inflation swaps	379,730		Unrealized depreciation on inflation swaps	1,362,086

Equity contracts	Unrealized appreciation on total return swaps	6,165,207		Unrealized depreciation on total return swaps	7,276,848

Total		$43,038,971			$34,094,067

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,083,454	$(701,013)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,369,110)	– 0	–

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	3,398,013	4,627,917

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	1,600,742	1,779,817

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(5,309,738)	718,853

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,095,092)	1,290,829

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	289,795	1,255,569

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	2,095,626	1,219,349

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,443,639	127,817

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(27,454,181)	$(7,206,122)

Total		$(25,316,852)	$3,113,016

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2018:

Futures:
Average original value of buy contracts	$120,260,660
Average original value of sale contracts	$228,610,820
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$788,670,339
Average principal amount of sale contracts	$1,041,146,620
Purchased Options:
Average notional amount	$247,487,300	(a)
Options Written:
Average notional amount	$43,673,441	(a)
Inflation Swaps:
Average notional amount	$529,945,846
Total Return Swaps:
Average notional amount	$642,635,675

(a)	Positions were open for eight months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

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All Market Real Return Portfolio

Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
Australia and New Zealand Banking Group Ltd.	$192,474	$(192,474)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, NA	792,950	(792,950)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	4,970,022	(3,643,028)	(1,326,994)	– 0	–	– 0	–
BNP Paribas SA	861,545	(861,545)	– 0	–	– 0	–	– 0	–
Citibank, NA	3,517,468	(3,517,468)	– 0	–	– 0	–	– 0	–
Credit Suisse International	2,248,824	(1,454,795)	– 0	–	– 0	–	794,029
Deutsche Bank AG	292,017	(243,406)	– 0	–	– 0	–	48,611
Goldman Sachs Bank USA	1,118,122	(1,118,122)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	1,275,271	(574,914)	– 0	–	– 0	–	700,357
JPMorgan Chase Bank, NA	3,673,162	(2,105,311)	(980,000)	– 0	–	587,851
Morgan Stanley & Co., Inc./ Morgan Stanley Capital Services LLC	5,452,553	(1,861,712)	(260,000)	– 0	–	3,330,841
Natwest Markets PLC	2,011,845	(527,328)	(670,000)	– 0	–	814,517
Nomura Global Financial Products, Inc.	26,393	– 0	–	– 0	–	– 0	–	26,393
Standard Chartered Bank	347,078	(343,453)	– 0	–	– 0	–	3,625
State Street Bank & Trust Co.	1,040,796	(1,040,796)	– 0	–	– 0	–	– 0	–
UBS AG	643,942	(81,164)	– 0	–	– 0	–	562,778

Total	$28,464,462	$(18,358,466)	$(3,236,994)	$	– 0	–	$6,869,002	^

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Australia and New Zealand Banking Group Ltd.	$307,163	$(192,474)	$	– 0	–	$	– 0	–	$114,689
Bank of America, NA	991,197	(792,950)	– 0	–	– 0	–	198,247
Barclays Bank PLC	3,643,028	(3,643,028)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	1,041,905	(861,545)	(180,360)	– 0	–	– 0	–
Brown Brothers Harriman & Co.	1,798	– 0	–	– 0	–	– 0	–	1,798
Citibank, NA	5,031,140	(3,517,468)	– 0	–	(1,513,672)	– 0	–
Credit Suisse International	1,454,795	(1,454,795)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	243,406	(243,406)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	2,747,316	(1,118,122)	– 0	–	(1,282,421)	346,773
HSBC Bank USA	574,914	(574,914)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	2,105,311	(2,105,311)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co., Inc./ Morgan Stanley Capital Services LLC	1,861,712	(1,861,712)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	527,328	(527,328)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	343,453	(343,453)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	1,277,177	(1,040,796)	– 0	–	(236,381)	– 0	–
UBS AG	81,164	(81,164)	– 0	–	– 0	–	– 0	–

Total	$22,232,807	$(18,358,466)	$(180,360)	$(3,032,474)	$661,507	^

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AllianceBernstein Cayman Inflation Strategy, Ltd.

Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Barclays Bank PLC	$1,148,089	$(641,328)		$	– 0	–	$	– 0	–	$506,761
JPMorgan Chase Bank, NA	3,556,233	(3,556,233)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC	1,622,492	– 0	–		(1,622,492)			– 0	–	– 0	–
Natwest Markets PLC	9,174	(1,260)			– 0	–		– 0	–	7,914
State Street Bank & Trust Co.	58,229	– 0	–		– 0	–		– 0	–	58,229

Total	$6,394,217	$(4,198,821)			$(1,622,492)		$	– 0	–	$572,904	^

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$641,328	$(641,328)		$	– 0	–	$	– 0	–	$ – 0	–
Citibank, NA	85,967	– 0	–		– 0	–		– 0	–	85,967
Goldman Sachs International	542,004	– 0	–		– 0	–		(506,010)		35,994
JPMorgan Chase Bank, NA	6,254,695	(3,556,233)			– 0	–		(2,698,462)		– 0	–
Natwest Markets PLC	1,260	(1,260)			– 0	–		– 0	–	– 0	–

Total	$7,525,254	$(4,198,821)		$	– 0	–		$(3,204,472)		$121,961	^

*	The actual collateral received/pledged may be more than the amount reported due to over collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The

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Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At October 31, 2018, the Fund had securities on loan with a value of $17,083,420 and had received cash collateral which has been invested into Government Money Market Portfolio of $17,529,675. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The cash collateral will be adjusted on the next business

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day to maintain the required collateral amount. The Fund earned securities lending income of $80,371 and $376,048 from the borrowers and Government Money Market Portfolio, respectively, for the year ended October 31, 2018; these amounts are reflected in the consolidated statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2018, such waiver amounted to $28,005. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Class A
Shares sold	185,393	171,006	$1,700,425	$1,442,288

Shares issued in reinvestment of dividends	37,934	31,975	330,783	271,464

Shares converted from Class C	1,471	12,155	13,244	101,981

Shares redeemed	(206,436)	(548,796)	(1,859,480)	(4,608,625)

Net increase (decrease)	18,362	(333,660)	$184,972	$(2,792,892)

Class C
Shares sold	3,477	9,618	$31,579	$81,032

Shares issued in reinvestment of dividends	3,549	4,093	30,973	34,707

Shares converted to Class A	(1,471)	(12,213)	(13,244)	(101,981)

Shares redeemed	(65,084)	(142,206)	(583,217)	(1,197,112)

Net decrease	(59,529)	(140,708)	$(533,909)	$(1,183,354)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Advisor Class
Shares sold	314,220	993,203	$2,817,286	$8,359,654

Shares issued in reinvestment of dividends	83,713	56,670	726,628	478,860

Shares redeemed	(452,667)	(1,014,816)	(4,056,076)	(8,538,361)

Net increase (decrease)	(54,734)	35,057	$(512,162)	$300,153

Class R
Shares sold	12,047	6,261	$106,908	$52,776

Shares issued in reinvestment of dividends	1,051	536	9,053	4,501

Shares redeemed	(8,026)	(4,225)	(69,814)	(35,553)

Net increase	5,072	2,572	$46,147	$21,724

Class K
Shares sold	96,940	71,290	$855,707	$595,688

Shares issued in reinvestment of dividends	8,805	5,695	75,813	47,782

Shares redeemed	(53,920)	(51,419)	(474,140)	(430,763)

Net increase	51,825	25,566	$457,380	$212,707

Class I
Shares sold	86,550	173,303	$767,698	$1,455,308

Shares issued in reinvestment of dividends	50,087	51,893	431,253	435,380

Shares redeemed	(589,045)	(243,462)	(5,253,410)	(2,034,442)

Net decrease	(452,408)	(18,266)	$(4,054,459)	$(143,754)

Class 1
Shares sold	11,945,265	26,258,027	$105,428,597	$218,420,428

Shares issued in reinvestment of dividends	2,141,761	1,153,504	18,333,476	9,620,222

Shares redeemed	(11,665,113)	(15,599,644)	(103,089,485)	(129,652,987)

Net increase	2,421,913	11,811,887	$20,672,588	$98,387,663

Class Z
Shares sold	103,611,910	98,160,962	$952,574,384	$824,387,060

Shares issued in reinvestment of dividends	2,140,104	26,752	18,426,298	224,457

Shares redeemed	(64,369,383)	(20,802,361)	(565,632,535)	(174,259,026)

Net increase	41,382,631	77,385,353	$405,368,147	$650,352,491

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

There were no transactions in capital shares for Class 2 for the year ended October 31, 2018 and the year ended October 31, 2017.

On March 17, 2017, the Fund received subscriptions-in-kind in the amount of $647,230,029 from an AB mutual fund.

At October 31, 2018, certain AB mutual funds owned approximately 48% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk—The Fund’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

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Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2018.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$42,039,170	$14,104,740

Total distributions paid	$42,039,170	$14,104,740

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$19,785,513
Accumulated capital and other losses	(34,415,104	)(a)
Unrealized appreciation/(depreciation)	(154,093,052	)(b)

Total accumulated earnings/(deficit)	$(168,722,643	)(c)

(a)

As of October 31, 2018, the Fund had a net capital loss carryforward of $34,415,104. During the fiscal year, the Fund utilized $28,702,798 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, and the tax treatment of earnings from the Subsidiary.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the accrual of foreign capital gains tax.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2018, the Fund had a net capital loss carryforward of $34,415,104 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 6,012,702	n/a	2019
$ 28,402,402	n/a	No Expiration

During the current fiscal year, permanent differences primarily due to book/tax differences associated with the treatment of earnings from the Subsidiary resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules simplifies certain disclosure requirements on the consolidated financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.90	$ 8.24	$ 8.13	$ 10.52	$ 11.04

Income From Investment Operations
Net investment income(a)(b)	.14	.09	.10	.06	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.23)	.76	.11	(2.26)	(.50)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(.09)	.85	.21	(2.20)	(.38)

Less: Dividends
Dividends from net investment income	(.28)	(.19)	(.10)	(.19)	(.14)

Net asset value, end of period	$ 8.53	$ 8.90	$ 8.24	$ 8.13	$ 10.52

Total Return
Total investment return based on net asset value(d)	(1.11)%	10.45%	2.75%	(21.16)%	(3.45)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,478	$11,819	$13,682	$16,611	$28,434
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.26%	1.27%	1.30%	1.30%	1.23%
Expenses, before waivers/reimbursements(e)‡	1.27%	1.28%	1.36%	1.47%	1.30%
Net investment income(b)	1.52%	1.05%	1.23%	.62%	1.03%
Portfolio turnover rate	141%	123%	119%	53%	73%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.04%	.02%	.00%	.00%

See footnote summary on page 94.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 85

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.83	$ 8.17	$ 8.03	$ 10.40	$ 10.90

Income From Investment Operations
Net investment income (loss)(a)(b)	.07	.02	.04	(.01)	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.23)	.76	.12	(2.23)	(.49)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(.16)	.78	.16	(2.24)	(.45)

Less: Dividends
Dividends from net investment income	(.18)	(.12)	(.02)	(.13)	(.05)

Net asset value, end of period	$ 8.49	$ 8.83	$ 8.17	$ 8.03	$ 10.40

Total Return
Total investment return based on net asset value(d)	(1.82)%	9.73%	2.07	%††	(21.75)%	(4.13)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,225	$1,801	$2,814	$4,202	$8,531
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	2.01%	2.02%	2.03%	2.00%	1.93%
Expenses, before waivers/reimbursements(e)‡	2.02%	2.03%	2.11%	2.16%	2.02%
Net investment income (loss)(b)	.78%	.27%	.51%	(.07)%	.34%
Portfolio turnover rate	141%	123%	119%	53%	73%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.04%	.02%	.00%	.00%

See footnote summary on page 94.

86 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.89	$ 8.22	$ 8.13	$ 10.56	$ 11.09

Income From Investment Operations
Net investment income(a)(b)	.16	.11	.12	.09	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.24)	.77	.11	(2.27)	(.50)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(.08)	.88	.23	(2.18)	(.35)

Less: Dividends
Dividends from net investment income	(.30)	(.21)	(.14)	(.25)	(.18)

Net asset value, end of period	$ 8.51	$ 8.89	$ 8.22	$ 8.13	$ 10.56

Total Return
Total investment return based on net asset value(d)	(.96)%	10.87%	3.00%	(20.95)%	(3.20)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,030	$27,670	$25,307	$30,541	$58,399
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.01%	1.02%	1.04%	1.00%	.94%
Expenses, before waivers/reimbursements(e)‡	1.02%	1.02%	1.10%	1.17%	1.02%
Net investment income(b)	1.77%	1.31%	1.51%	.95%	1.33%
Portfolio turnover rate	141%	123%	119%	53%	73%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.04%	.02%	.00%	.00%

See footnote summary on page 94.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 87

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.79	$ 8.14	$ 8.06	$ 10.51	$ 11.04

Income From Investment Operations
Net investment income(a)(b)	.11	.07	.07	.04	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.23)	.76	.11	(2.24)	(.55)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(.12)	.83	.18	(2.20)	(.40)

Less: Dividends
Dividends from net investment income	(.27)	(.18)	(.10)	(.25)	(.13)

Net asset value, end of period	$ 8.40	$ 8.79	$ 8.14	$ 8.06	$ 10.51

Total Return
Total investment return based on net asset value(d)	(1.47)%	10.29%	2.41	%††	(21.37)%	(3.66)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$271	$239	$201	$162	$182
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.55%	1.54%	1.54%	1.50%	1.44%
Expenses, before waivers/reimbursements(e)‡	1.58%	1.60%	1.66%	1.64%	1.55%
Net investment income(b)	1.24%	.81%	.91%	.42%	1.36%
Portfolio turnover rate	141%	123%	119%	53%	73%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.04%	.02%	.00%	.00%

See footnote summary on page 94.

88 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.80	$ 8.15	$ 8.07	$ 10.50	$ 11.03

Income From Investment Operations
Net investment income(a)(b)	.13	.09	.10	.06	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.23)	.75	.11	(2.25)	(.49)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	(.10)	.84	.21	(2.19)	(.37)

Less: Dividends
Dividends from net investment income	(.28)	(.19)	(.13)	(.24)	(.16)

Net asset value, end of period	$ 8.42	$ 8.80	$ 8.15	$ 8.07	$ 10.50

Total Return
Total investment return based on net asset value(d)	(1.20)%	10.48%	2.81%	(21.19)%	(3.39)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,604	$2,265	$1,888	$1,668	$2,174
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.26%	1.28%	1.29%	1.25%	1.19%
Expenses, before waivers/reimbursements(e)‡	1.27%	1.29%	1.35%	1.34%	1.24%
Net investment income(b)	1.52%	1.05%	1.23%	.67%	1.10%
Portfolio turnover rate	141%	123%	119%	53%	73%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%	.04%	.02%	.00%	.00%

See footnote summary on page 94.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 89

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,
	2018		2017		2016		2015	2014

Net asset value, beginning of period	$ 8.83		$ 8.17		$ 8.11		$ 10.54	$ 11.07

Income From Investment Operations
Net investment income(a)	.17	(b)	.12	(b)	.12	(b)	.09	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.22)		.77		.11		(2.25)	(.49)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00 (c)	.00 (c)

Net increase (decrease) in net asset value from operations	(.05)		.89		.23		(2.16)	(.34)

Less: Dividends
Dividends from net investment income	(.32)		(.23)		(.17)		(.27)	(.19)

Net asset value, end of period	$ 8.46		$ 8.83		$ 8.17		$ 8.11	$ 10.54

Total Return
Total investment return based on net asset value(d)	(.69)%		10.98%		3.03	%††	(20.97)%	(3.09)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,213		$16,753		$15,646		$14,508	$21,341
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.83%		.85%		.91%		.96%	.91%
Expenses, before waivers/reimbursements(e)‡	.84%		.86%		.92%		.96%	.91%
Net investment income	1.96	%(b)	1.48	%(b)	1.61	%(b)	.99%	1.37%
Portfolio turnover rate	141%		123%		119%		53%	73%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%		.04%		.02%		.00%	.00%

See footnote summary on page 94.

90 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Year Ended October 31,
	2018		2017		2016		2015	2014

Net asset value, beginning of period	$ 8.76		$ 8.11		$ 8.05		$ 10.46	$ 11.00

Income From Investment Operations
Net investment income(a)	.15	(b)	.10	(b)	.11	(b)	.07	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.22)		.76		.10		(2.24)	(.50)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00 (c)	.00 (c)

Net increase (decrease) in net asset value from operations	(.07)		.86		.21		(2.17)	(.37)

Less: Dividends
Dividends from net investment income	(.30)		(.21)		(.15)		(.24)	(.17)

Net asset value, end of period	$ 8.39		$ 8.76		$ 8.11		$ 8.05	$ 10.46

Total Return
Total investment return based on net asset value(d)	(.92)%		10.69%		2.82	%††	(21.12)%	(3.35)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$641,891		$649,421		$505,143		$474,631	$513,633
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	1.08%		1.09%		1.15%		1.16%	1.14%
Expenses, before waivers/reimbursements(e)‡	1.08%		1.10%		1.16%		1.16%	1.14%
Net investment income	1.71	%(b)	1.24	%(b)	1.38	%(b)	.79%	1.16%
Portfolio turnover rate	141%		123%		119%		53%	73%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%		.04%		.02%		.00%	.00%

See footnote summary on page 94.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 91

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Year Ended October 31,
	2018		2017		2016		2015	2014

Net asset value, beginning of period	$ 8.96		$ 8.29		$ 8.22		$ 10.68	$ 11.19

Income From Investment Operations
Net investment income(a)	.18	(b)	.13	(b)	.13	(b)	.09	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.24)		.77		.11		(2.28)	(.50)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00 (c)	.00 (c)

Net increase (decrease) in net asset value from operations	(.06)		.90		.24		(2.19)	(.35)

Less: Dividends
Dividends from net investment income	(.32)		(.23)		(.17)		(.27)	(.16)

Net asset value, end of period	$ 8.58		$ 8.96		$ 8.29		$ 8.22	$ 10.68

Total Return
Total investment return based on net asset value(b)	(.77)%		10.96%		3.17%		(20.85)%	(3.12)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9		$9		$8		$8	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.82%		.82%		.90%		.92%	.89%
Expenses, before waivers/reimbursements(e)‡	.82%		.83%		.90%		.92%	.89%
Net investment income	1.95	%(b )	1.50	%(b)	1.60	%(b)	.92%	1.36%
Portfolio turnover rate	141%		123%		119%		53%	73%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%		.04%		.02%		.00%	.00%

See footnote summary on page 94.

92 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31,							January 31, 2014(f) to October 31, 2014
	2018		2017		2016		2015

Net asset value, beginning of period	$ 8.83		$ 8.17		$ 8.11		$ 10.55	$ 10.53

Income From Investment Operations
Net investment income(a)	.17	(b)	.13	(b)	.12	(b)	.07	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.22)		.76		.11		(2.24)	(.11)
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00 (c)	.00	(c)

Net increase (decrease) in net asset value from operations	(.05)		.89		.23		(2.17)	.02

Less: Dividends
Dividends from net investment income	(.32)		(.23)		(.17)		(.27)	– 0	–

Net asset value, end of period	$ 8.46		$ 8.83		$ 8.17		$ 8.11	$ 10.55

Total Return
Total investment return based on net asset value(b)	(.68)%		10.98%		3.09%		(20.94)%	.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,013,733		$692,895		$8,634		$3,166	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)‡	.83%		.82%		.92%		.96%	.88	%^
Expenses, before waivers/reimbursements(e)‡	.84%		.83%		.92%		.96%	.88	%^
Net investment income	1.86	%(b)	1.60	%(b)	1.56	%(b)	.92%	1.59	%^
Portfolio turnover rate	141%		123%		119%		53%	73%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.03%		.04%		.02%		.00%	.00%

See footnote summary on page 94.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 93

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended October 31, 2018 and October 31, 2017, such waiver amounted to .01% and .01%, respectively.

(f)	Commencement of distributions.

††

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to consolidated financial statements.

94 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of the AB All Market Real Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB All Market Real Return Portfolio (the “Fund”), (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of October 31, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting AB Bond Fund, Inc.) at October 31, 2018, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 95

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 28, 2018

96 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended October 31, 2018. For individual shareholders, the Fund designates 49.22% of dividends paid as qualified dividend income. For corporate shareholders, 9.41% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 4.35% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 97

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

A Special Meeting of Shareholders of AB Bond Fund, Inc. (the “Company”)—AB All Market Real Return Portfolio (the “Fund”) was held on October 11, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

1:	To approve and vote upon the election of the Directors of the Company, each such Director to serve a term of indefinite duration and until his or her successor is duly elected and qualifies:

Director:	Voted For	Withheld Authority
Michael J. Downey	568,159,897	6,636,404
William H. Foulk, Jr.	567,840,093	6,956,208
Nancy P. Jacklin	568,944,215	5,852,087
Robert M. Keith	569,042,667	5,753,635
Carol C. McMullen	569,162,511	5,633,791
Garry L. Moody	568,383,443	6,412,859
Marshall C. Turner, Jr.	568,160,864	6,635,437
Earl D. Weiner	567,806,291	6,990,010

2:	To vote upon the approval of new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For	Voted Against	Abstained	Broker-Non Votes
179,583,919	176,658	775,120	511,522

98 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Vinod Chathlani(2), Vice President Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s All Market Real Return Portfolio Team. Messrs. Chathlani, Loewy and Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 99

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Strategy are managed under the direction of the Board of Directors. Certain information concerning the Strategy’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	95	None

100 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS
Marshall C. Turner, Jr.,## Chairman of the Board 77 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
William H. Foulk, Jr.,##, ^ 86 (1998)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Nancy P. Jacklin,## 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Garry L. Moody,## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Earl D. Weiner,## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Mr. Foulk is expected to retire on or about December 31, 2018.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Daniel J. Loewy 44	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Leon Zhu 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Vinod Chathlani 36	Vice President	Vice President of the Adviser,** with which he has been associated since December 2013. Prior thereto, he was an investment risk manager at Oppenheimer Funds and a corporate strategist at Reliance Communications since prior to 2013.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2013.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser,** with which he has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc, (“ABIS”),** with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS,** with which she has been associated since prior to 2013.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Strategy.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Bond Fund, Inc. in respect of AB All Market Real Return Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature

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and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by

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other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and

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the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that

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an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Real Return Portfolio (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are

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independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund

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will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer universe”) selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; (iv) must service, and

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 117

be marketed to, retail investors and financial intermediaries; and (v) requires a larger sales support infrastructure. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for

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setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 119

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 121

NOTES

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NOTES

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 123

NOTES

124 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

AB ALL MARKET REAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMRR-0151-1018

OCT    10.31.18

ANNUAL REPORT

AB BOND INFLATION STRATEGY

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB BOND INFLATION STRATEGY | 1

ANNUAL REPORT

December 14, 2018

This report provides management’s discussion of fund performance for AB Bond Inflation Strategy for the annual reporting period ended October 31, 2018.

The Fund’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk.

NAV RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	6 Months	12 Months
AB BOND INFLATION STRATEGY
Class 1 Shares[1,2]	-0.97%	-0.87%
Class 2 Shares[1]	-0.82%	-0.77%
Class A Shares	-1.01%	-0.99%
Class C Shares	-1.35%	-1.77%
Advisor Class Shares[3]	-0.78%	-0.68%
Class R Shares[3]	-1.09%	-1.15%
Class K Shares[3]	-1.00%	-1.01%
Class I Shares[3]	-0.84%	-0.73%
Class Z Shares[3]	-0.82%	-0.77%
Bloomberg Barclays 1-10 Year TIPS Index	-0.45%	-0.61%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended October 31, 2018.

During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. The Fund’s long exposure to breakeven inflation rates detracted relative to the benchmark. The Fund’s shorter-than-benchmark duration contributed, as yields rose across the spectrum during the period. Allocations to commercial mortgage-backed

2 | AB BOND INFLATION STRATEGY	abfunds.com

securities (“CMBS”) and agency risk-sharing bonds were also positive. Within currency selection, long positions in the Brazilian real and Indian rupee detracted, while a long position in the Mexican peso and a short position in the British pound contributed.

During the six-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Sector allocation detracted, primarily the result of exposure to non-agency mortgages and non-investment grade corporates. An allocation to CMBS added to returns. Currency positioning contributed, helped by short positions in the British pound and Mexican peso, while a long position in the Indian rupee took back some of these gains.

During both periods, the Fund utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. Consumer Price Index (“CPI”) swaps were used to hedge inflation and for investment purposes, and did not have a material impact on performance. Variance swaps were utilized as tail hedges against flight-to-quality tail events. During the six-month period, interest rate swaptions were used for investment purposes to take active yield-curve positioning.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets had mixed performance over the 12-month period, as volatility spiked in the latter part of the period on tighter monetary policy and the onset of a global trade war. Developed-market treasuries rallied, outperforming the positive returns of emerging-market local-currency government bonds, while global high yield and investment-grade securities ended the period in negative territory. A stronger US dollar, slowing Chinese growth, the global trade war and a hawkish US Federal Reserve (the “Fed”) weighed on emerging markets. Developed-market yield curves moved in different directions (bond yields move inversely to price).

The Fed raised interest rates four times in the period, while the European Central Bank started to scale back asset purchases but updated forward guidance to say that it would not change its policy rate until summer 2019 at the earliest. The Bank of Japan tweaked its monetary policy, holding rates and yields steady, but widening the band around 10-year yields, potentially allowing them to move higher.

US yields rose dramatically, with the 10- and 30-year Treasury yields soaring to multiyear highs, on the back of higher inflation forecasts, the Fed’s expected rate hike path and a robust US labor market. The US administration announced tariffs on imports from China, the European Union, Mexico and Canada, all of which reciprocated with tariffs on the US, triggering a global trade war. An upsurge in geopolitical uncertainty, including governmental turmoil in Italy, sparked a flight to quality.

abfunds.com	AB BOND INFLATION STRATEGY | 3

INVESTMENT POLICIES

The Fund seeks real return. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in inflation-indexed securities (such as TIPS or inflation-indexed securities from issuers other than the US Treasury) or by gaining inflation protection through derivatives transactions, such as inflation (CPI) swaps or total return swaps linked to TIPS. In deciding whether to purchase inflation-indexed securities or use inflation-linked derivatives transactions, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Fund may also invest in other fixed-income investments, such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. While the Fund expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national rating agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

Inflation-indexed securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the CPI for Urban Consumers. The Fund may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments linked to these securities.

The Fund may invest in derivatives, such as options, futures contracts, forwards or swaps. The Fund intends to use leverage for investment purposes. To do this, the Fund expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Fund’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser will consider the impact of reverse repurchase agreements, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

(continued on next page)

4 | AB BOND INFLATION STRATEGY	abfunds.com

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Fund may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

abfunds.com	AB BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest-rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of

6 | AB BOND INFLATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

abfunds.com	AB BOND INFLATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

1/26/20101 TO 10/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Bond Inflation Strategy Class A shares (from 1/26/20101 to 10/31/2018) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 1/26/2010.

abfunds.com	AB BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS 1 SHARES[2]			0.60%
1 Year	-0.87%	-0.87%
5 Years	1.23%	1.23%
Since Inception[3]	2.35%	2.35%
CLASS 2 SHARES[2]			0.69%
1 Year	-0.77%	-0.77%
5 Years	1.34%	1.34%
Since Inception[3]	2.45%	2.45%
CLASS A SHARES			0.27%
1 Year	-0.99%	-5.19%
5 Years	1.06%	0.18%
Since Inception[3]	2.16%	1.66%
CLASS C SHARES			-0.46%
1 Year	-1.77%	-2.74%
5 Years	0.32%	0.32%
Since Inception[3]	1.42%	1.42%
ADVISOR CLASS SHARES[4]			0.54%
1 Year	-0.68%	-0.68%
5 Years	1.34%	1.34%
Since Inception[3]	2.44%	2.44%
CLASS R SHARES[4]			-0.05%
1 Year	-1.15%	-1.15%
5 Years	0.87%	0.87%
Since Inception[3]	1.96%	1.96%
CLASS K SHARES[4]			0.26%
1 Year	-1.01%	-1.01%
5 Years	1.09%	1.09%
Since Inception[3]	2.19%	2.19%
CLASS I SHARES[4]			0.59%
1 Year	-0.73%	-0.73%
5 Years	1.36%	1.36%
Since Inception[3]	2.46%	2.46%
CLASS Z SHARES[4]			0.69%
1 Year	-0.77%	-0.77%
Since Inception[3]	1.61%	1.61%

(footnotes continued on next page)

10 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.04%, 0.94%, 1.34%, 2.09%, 1.10%, 1.67%, 1.37%, 0.99% and 0.94% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expenses (exclusive of extraordinary expenses, interest expense and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) to 0.60%, 0.50%, 0.75%, 1.50%, 0.50%, 1.00%, 0.75%, 0.50% and 0.50% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2018.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore their respective NAV and SEC returns are the same.

3	Inception dates: 1/26/2010 for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares; 12/11/2014 for Class Z shares.

4

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB BOND INFLATION STRATEGY | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS 1 SHARES[1]
1 Year	0.40%
5 Years	1.58%
Since Inception[2]	2.51%
CLASS 2 SHARES[1]
1 Year	0.59%
5 Years	1.69%
Since Inception[2]	2.60%
CLASS A SHARES
1 Year	-3.93%
5 Years	0.54%
Since Inception[2]	1.80%
CLASS C SHARES
1 Year	-1.42%
5 Years	0.69%
Since Inception[2]	1.58%
ADVISOR CLASS SHARES[3]
1 Year	0.56%
5 Years	1.69%
Since Inception[2]	2.60%
CLASS R SHARES[3]
1 Year	0.08%
5 Years	1.20%
Since Inception[2]	2.10%
CLASS K SHARES[3]
1 Year	0.32%
5 Years	1.43%
Since Inception[2]	2.35%
CLASS I SHARES[3]
1 Year	0.62%
5 Years	1.70%
Since Inception[2]	2.61%
CLASS Z SHARES[3]
1 Year	0.58%
Since Inception[2]	1.94%

(footnotes continued on next page)

12 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Inception dates: 1/26/2010 for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares; 12/11/2014 for Class Z shares.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB BOND INFLATION STRATEGY | 13

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14 | AB BOND INFLATION STRATEGY	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$989.90	$6.97	1.39%
Hypothetical**	$1,000	$1,018.20	$7.07	1.39%
Class C
Actual	$1,000	$986.50	$10.72	2.14%
Hypothetical**	$1,000	$1,014.42	$10.87	2.14%
Advisor Class
Actual	$1,000	$992.20	$5.72	1.14%
Hypothetical**	$1,000	$1,019.46	$5.80	1.14%
Class R
Actual	$1,000	$989.10	$8.22	1.64%
Hypothetical**	$1,000	$1,016.94	$8.34	1.64%
Class K
Actual	$1,000	$990.00	$6.97	1.39%
Hypothetical**	$1,000	$1,018.20	$7.07	1.39%
Class I
Actual	$1,000	$991.60	$5.82	1.16%
Hypothetical**	$1,000	$1,019.36	$5.90	1.16%
Class 1
Actual	$1,000	$990.30	$6.22	1.24%
Hypothetical**	$1,000	$1,018.95	$6.31	1.24%
Class 2
Actual	$1,000	$991.80	$5.67	1.13%
Hypothetical**	$1,000	$1,019.51	$5.75	1.13%
Class Z
Actual	$1,000	$991.80	$5.77	1.15%
Hypothetical**	$1,000	$1,019.41	$5.85	1.15%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

abfunds.com	AB BOND INFLATION STRATEGY | 15

PORTFOLIO SUMMARY

October 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $613.1

Total Investments ($mil): $789.1

INFLATION PROTECTION BREAKDOWN1

U.S. Inflation-Protected Exposure	99.2%
Non-U.S. Inflation-Protected Exposure	0.7
Non-Inflation Exposure	0.1
100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS1

Corporates–Investment Grade	12.0%
Commercial Mortgage-Backed Securities	8.8%
Asset-Backed Securities	4.6%
Collateralized Mortgage Obligations	4.4%
Corporates–Non-Investment Grade	2.8%
Emerging Markets–Corporate Bonds	0.4%
Quasi-Sovereigns	0.2%
Governments–Sovereign Bonds	0.1%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES2

Inflation-Linked Securities	71.3%
Corporates–Investment Grade	10.4%
Commercial Mortgage-Backed Securities	6.0%
Asset-Backed Securities	3.6%
Collateralized Mortgage Obligations	3.4%
Corporates–Non-Investment Grade	2.3%
Emerging Markets–Corporate Bonds	0.3%
Quasi-Sovereigns	0.2%
Governments–Sovereign Bonds	0.1%
Short-Term	2.4%

1

All data are as of October 31, 2018. The Fund’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Fund’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

2

The Fund’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Fund (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Fund. The Fund uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Fund’s total investments will generally exceed its net assets.

16 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS

October 31, 2018

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 91.8%
Japan – 0.7%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27	JPY	485,256	$4,474,193

United States – 91.1%
U.S. Treasury Inflation Index 0.125%, 4/15/19-7/15/26 (TIPS)	U.S.$	146,556	139,946,483
0.125%, 4/15/20 (TIPS)(a)(b)		50,434	49,574,641
0.375%, 7/15/23 (TIPS)(a)(b)		24,302	23,667,877
0.375%, 7/15/25 (TIPS)(a)		45,478	43,545,151
0.375%, 7/15/27 (TIPS)		47,428	44,626,495
0.625%, 7/15/21-1/15/24 (TIPS)(a)		113,516	111,689,589
0.625%, 1/15/26 (TIPS)		30,756	29,723,150
0.75%, 7/15/28 (TIPS)		12,616	12,216,097
1.25%, 7/15/20 (TIPS)(a)		6,133	6,166,971
1.75%, 1/15/28 (TIPS)		7,124	7,503,440
1.875%, 7/15/19 (TIPS)		5,450	5,490,681
2.00%, 1/15/26 (TIPS)		11,353	12,051,924
2.375%, 1/15/25 (TIPS)		8,109	8,737,204
2.375%, 1/15/27 (TIPS)(a)		50,108	54,986,000
2.50%, 1/15/29 (TIPS)		7,393	8,349,227

			558,274,930

Total Inflation-Linked Securities (cost $579,955,389)			562,749,123

CORPORATES – INVESTMENT GRADE – 13.4%
Financial Institutions – 7.2%
Banking – 6.2%
ABN AMRO Bank NV 4.75%, 7/28/25(c)		200	198,614
Banco Santander SA 3.25%, 4/04/26(c)	EUR	400	466,430
3.50%, 4/11/22	U.S.$	600	586,302
5.179%, 11/19/25		600	593,268
Bank of America Corp. Series DD 6.30%, 3/10/26(d)		295	310,682
Series L 3.95%, 4/21/25		2,182	2,115,536
Series Z 6.50%, 10/23/24(d)		458	484,298
Bank of Nova Scotia (The) 2.50%, 1/08/21		344	337,712

abfunds.com	AB BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(c)	U.S.$	555	$546,225
Barclays PLC 3.684%, 1/10/23		700	677,537
BB&T Corp. 2.625%, 6/29/20		480	474,874
BNP Paribas SA 2.375%, 5/21/20		534	526,796
3.80%, 1/10/24(c)		332	322,990
Series E 2.25%, 1/11/27(c)	EUR	199	225,395
BPCE SA 2.65%, 2/03/21	U.S.$	470	460,717
5.70%, 10/22/23(c)		213	220,415
Capital One Financial Corp. 3.30%, 10/30/24		1,241	1,172,373
Citigroup, Inc. 3.875%, 3/26/25		655	631,466
4.044%, 6/01/24		2,091	2,086,316
Compass Bank 2.875%, 6/29/22		1,508	1,447,348
Cooperatieve Rabobank UA 4.375%, 8/04/25		396	387,395
Credit Agricole SA/London 2.75%, 6/10/20(c)		565	558,938
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		1,285	1,261,754
4.55%, 4/17/26		891	881,805
Discover Bank 4.682%, 8/09/28		327	323,040
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		382	367,526
2.905%, 7/24/23		922	886,844
3.85%, 7/08/24		1,000	979,460
3.917% (LIBOR 3 Month + 1.60%), 11/29/23(e)		406	418,578
HSBC Bank USA NA 4.875%, 8/24/20		535	547,439
HSBC Holdings PLC 4.25%, 3/14/24		1,148	1,133,455
4.292%, 9/12/26		627	618,235
ING Bank NV 5.80%, 9/25/23(c)		1,359	1,424,599
Intesa Sanpaolo SpA 3.875%, 1/12/28(c)		510	416,813
JPMorgan Chase & Co. 2.295%, 8/15/21		322	311,683

18 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.22%, 3/01/25	U.S.$	1,180	$1,134,818
4.25%, 10/15/20		55	55,850
KeyBank NA/Cleveland OH 2.25%, 3/16/20		833	821,779
Lloyds Banking Group PLC 4.582%, 12/10/25		1,191	1,147,362
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		947	930,636
Morgan Stanley 3.737%, 4/24/24		1,196	1,182,605
5.00%, 11/24/25		300	306,765
Series G 4.35%, 9/08/26		929	907,187
5.50%, 7/28/21		456	477,409
National Australia Bank Ltd./New York Series G 2.625%, 7/23/20		400	395,036
Nationwide Building Society 4.00%, 9/14/26(c)		820	755,556
PNC Bank NA 2.60%, 7/21/20		250	247,012
3.80%, 7/25/23		940	936,447
Santander Holdings USA, Inc. 4.40%, 7/13/27		1,190	1,111,222
Santander UK PLC 5.00%, 11/07/23(c)		505	506,131
UBS AG/Stamford CT 7.625%, 8/17/22		465	509,147
UBS Group Funding Switzerland AG 4.125%, 9/24/25(c)		1,153	1,135,244
US Bancorp Series J 5.30%, 4/15/27(d)		427	418,029
Wells Fargo & Co. 3.069%, 1/24/23		759	735,463

			38,116,556

Finance – 0.2%
Synchrony Financial 4.50%, 7/23/25		1,250	1,184,250

Insurance – 0.6%
American International Group, Inc. Series A-9 5.75%, 4/01/48		665	631,178
Coventry Health Care, Inc. 5.45%, 6/15/21		415	432,256

abfunds.com	AB BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(c)	U.S.$	183	$175,636
Halfmoon Parent, Inc. 3.75%, 7/15/23(c)		318	315,294
4.125%, 11/15/25(c)		374	369,534
4.375%, 10/15/28(c)		501	489,387
MetLife, Inc. 5.70%, 6/15/35		90	99,928
Nationwide Financial Services, Inc. 5.375%, 3/25/21(c)		360	371,790
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		125	188,525
New York Life Global Funding 1.95%, 2/11/20(c)		905	891,606

			3,965,134

REITS – 0.2%
American Tower Corp. 3.40%, 2/15/19		398	398,227
Welltower, Inc. 4.00%, 6/01/25		708	691,737

			1,089,964

			44,355,904

Industrial – 5.8%
Basic – 0.8%
Eastman Chemical Co. 3.80%, 3/15/25		227	220,605
Mexichem SAB de CV 4.875%, 9/19/22(c)		826	826,000
Minsur SA 6.25%, 2/07/24(c)		314	319,103
Mosaic Co. (The) 5.625%, 11/15/43		363	359,356
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		393	379,736
Suzano Austria GmbH 6.00%, 1/15/29(c)		937	952,226
Vale Overseas Ltd. 6.25%, 8/10/26		1,640	1,752,783
Yamana Gold, Inc. 4.95%, 7/15/24		403	393,586

			5,203,395

Capital Goods – 0.3%
Embraer Netherlands Finance BV 5.40%, 2/01/27		590	608,438

20 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

General Electric Co. Series D 5.00%, 1/21/21(d)	U.S.$	191	$177,177
United Technologies Corp. 3.95%, 8/16/25		750	742,470

			1,528,085

Communications - Media – 0.1%
CBS Corp. 3.50%, 1/15/25		300	283,938
Cox Communications, Inc. 2.95%, 6/30/23(c)		163	155,171
Time Warner Cable LLC 4.50%, 9/15/42		235	189,231
5.00%, 2/01/20		35	35,572
8.75%, 2/14/19		25	25,392

			689,304

Communications - Telecommunications – 0.8%
AT&T, Inc. 3.40%, 5/15/25		1,382	1,299,329
4.125%, 2/17/26		431	417,294
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(c)		1,150	1,149,287
Verizon Communications, Inc. 4.862%, 8/21/46		574	549,312
Vodafone Group PLC 3.75%, 1/16/24		478	467,431
4.125%, 5/30/25		1,046	1,024,756

			4,907,409

Consumer Non-Cyclical – 1.0%
Baxalta, Inc. 3.60%, 6/23/22		209	207,631
CVS Health Corp. 4.10%, 3/25/25		685	676,403
4.30%, 3/25/28		685	667,519
Gilead Sciences, Inc. 2.55%, 9/01/20		1,360	1,343,843
Mylan NV 3.125%, 11/22/28(c)	EUR	549	625,488
Reynolds American, Inc. 6.875%, 5/01/20	U.S.$	570	597,947
Sigma Alimentos SA de CV 4.125%, 5/02/26(c)		209	192,803
Tyson Foods, Inc. 2.65%, 8/15/19		199	198,331

abfunds.com	AB BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.95%, 8/15/24	U.S.$	650	$646,275
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		570	563,935
Zoetis, Inc. 3.45%, 11/13/20		509	509,840

			6,230,015

Energy – 1.7%
Cenovus Energy, Inc. 3.00%, 8/15/22		33	31,569
5.70%, 10/15/19		61	62,445
Energy Transfer Partners LP 5.20%, 2/01/22		510	527,121
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		115	115,736
Enterprise Products Operating LLC 3.70%, 2/15/26		771	745,549
5.20%, 9/01/20		335	345,228
Hess Corp. 4.30%, 4/01/27		1,053	992,052
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		104	104,943
5.00%, 10/01/21		1,200	1,237,752
Marathon Petroleum Corp. 5.125%, 3/01/21		280	288,837
Noble Energy, Inc. 3.90%, 11/15/24		491	477,360
4.15%, 12/15/21		561	565,454
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		621	590,590
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		418	421,808
TransCanada PipeLines Ltd. 9.875%, 1/01/21		930	1,049,133
Valero Energy Corp. 6.125%, 2/01/20		476	492,079
Western Gas Partners LP 4.50%, 3/01/28		375	354,491
4.75%, 8/15/28		249	238,438
Williams Cos., Inc. (The) 3.90%, 1/15/25		1,250	1,207,488
4.125%, 11/15/20		300	302,100

			10,150,173

Other Industrial – 0.1%
Alfa SAB de CV 5.25%, 3/25/24(c)		600	592,500

22 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.3%
Expedia Group, Inc. 3.80%, 2/15/28	U.S.$	886	$801,254
S&P Global, Inc. 4.40%, 2/15/26		611	622,859
Total System Services, Inc. 4.00%, 6/01/23		496	496,303

			1,920,416

Technology – 0.6%
Agilent Technologies, Inc. 5.00%, 7/15/20		7	7,180
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		190	182,066
3.875%, 1/15/27		407	373,528
Dell International LLC/EMC Corp. 4.42%, 6/15/21(c)		456	459,831
5.45%, 6/15/23(c)		200	206,904
6.02%, 6/15/26(c)		424	439,955
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(c)		871	862,473
KLA-Tencor Corp. 4.65%, 11/01/24		639	651,339
Lam Research Corp. 2.80%, 6/15/21		250	244,873
Seagate HDD Cayman 4.75%, 1/01/25		398	364,102

			3,792,251

Transportation - Services – 0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(c)		565	551,708

			35,565,256

Utility – 0.4%
Electric – 0.4%
CMS Energy Corp. 5.05%, 3/15/22		144	149,692
Enel Chile SA 4.875%, 6/12/28		821	806,633
Exelon Generation Co. LLC 2.95%, 1/15/20		736	731,120
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(c)		620	626,200

			2,313,645

Total Corporates – Investment Grade (cost $83,689,018)			82,234,805

abfunds.com	AB BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.7%
Non-Agency Fixed Rate CMBS – 5.7%
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50	U.S.$	1,210	$1,162,368
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		730	698,462
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(c)		885	875,191
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class D 4.422%, 4/10/46(c)(f)		191	186,644
Series 2015-GC27, Class A5 3.137%, 2/10/48		1,382	1,332,224
Series 2015-GC27, Class XA 1.384%, 2/10/48(g)		12,654	830,599
Series 2015-GC35, Class A4 3.818%, 11/10/48		450	447,762
Series 2016-C1, Class A4 3.209%, 5/10/49		775	739,148
Series 2016-GC36, Class A5 3.616%, 2/10/49		565	554,924
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		227	218,224
Series 2015-CR24, Class A5 3.696%, 8/10/48		590	583,401
Series 2015-CR25, Class A4 3.759%, 8/10/48		1,155	1,147,653
Series 2015-DC1, Class A5 3.35%, 2/10/48		1,220	1,183,458
Series 2015-PC1, Class A5 3.902%, 7/10/50		745	743,666
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		475	464,944
Series 2015-C3, Class A4 3.718%, 8/15/48		395	391,418
Series 2015-C4, Class A4 3.808%, 11/15/48		1,853	1,838,130
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)		684	679,908

24 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(c)	U.S.$	392	$380,557
Series 2014-GC18, Class D 4.996%, 1/10/47(c)(f)		581	525,151
Series 2018-GS9, Class A4 3.992%, 3/10/51		1,150	1,142,725
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47(f)		108	108,459
Series 2011-C5, Class D 5.406%, 8/15/46(c)(f)		129	128,192
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class A5 3.775%, 8/15/47		1,220	1,219,951
Series 2014-C22, Class XA 0.883%, 9/15/47(g)		22,199	877,175
Series 2015-C30, Class A5 3.822%, 7/15/48		585	582,472
Series 2015-C31, Class A3 3.801%, 8/15/48		990	984,681
Series 2015-C32, Class C 4.667%, 11/15/48(f)		545	536,476
Series 2015-C33, Class A4 3.77%, 12/15/48		1,150	1,139,493
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.087%, 9/15/50(g)		9,028	611,040
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(f)		145	100,054
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(c)		7	7,157
Series 2015-3, Class A2 2.729%, 4/20/48(c)		494	488,129
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class XA 1.123%, 10/15/48(g)		11,077	621,032
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(f)(h)		320	297,008
Series 2016-UB12, Class A4 3.596%, 12/15/49		870	847,989

abfunds.com	AB BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UBS Commercial Mortgage Trust Series 2018-C10, Class A4 4.313%, 5/15/51	U.S.$	1,200	$1,221,276
Series 2018-C8, Class A4 3.983%, 2/15/51		990	982,921
Series 2018-C9, Class A4 4.117%, 3/15/51		1,800	1,801,301
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		2,309	2,248,378
Wells Fargo Commercial Mortgage Trust Series 2015-C27, Class A5 3.451%, 2/15/48		1,160	1,133,661
Series 2015-SG1, Class C 4.468%, 9/15/48(f)		537	520,555
Series 2016-LC25, Class C 4.435%, 12/15/59(f)		330	320,755
Series 2016-NXS6, Class A4 2.918%, 11/15/49		900	837,762
Series 2016-NXS6, Class C 4.312%, 11/15/49(f)		525	514,976
WF-RBS Commercial Mortgage Trust Series 2014-C20, Class A2 3.036%, 5/15/47		507	506,719

			34,764,169

Non-Agency Floating Rate CMBS – 2.0%
Ashford Hospitality Trust Series 2018-ASHF, Class A 3.18% (LIBOR 1 Month + 0.90%), 4/15/35(c)(e)		1,093	1,091,503
Series 2018-KEYS, Class A 3.28% (LIBOR 1 Month + 1.00%), 5/15/35(c)(e)		1,250	1,250,072
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.28% (LIBOR 1 Month + 1.00%), 11/15/33(c)(e)(f)		1,755	1,774,813
BHMS Mortgage Trust Series 2018-ATLS, Class A 3.53% (LIBOR 1 Month + 1.25%), 7/15/35(c)(e)		1,235	1,234,641
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 3.10% (LIBOR 1 Month + 0.82%), 6/15/35(c)(e)		1,000	999,372

26 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BX Trust Series 2017-IMC, Class A 3.33% (LIBOR 1 Month + 1.05%), 10/15/32(c)(e)	U.S.$	1,150	$1,149,996
Series 2018-EXCL, Class A 3.238% (LIBOR 1 Month + 1.09%), 9/15/37(c)(e)		1,245	1,241,123
Credit Suisse Mortgage Trust Series 2016-MFF, Class D 6.88% (LIBOR 1 Month + 4.60%), 11/15/33(c)(e)(f)		185	185,308
Great Wolf Trust Series 2017-WOLF, Class A 3.28% (LIBOR 1 Month + 0.85%), 9/15/34(c)(e)		745	744,075
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 4.237% (LIBOR 1 Month + 1.95%), 11/15/26(c)(e)		195	195,011
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 3.063% (LIBOR 1 Month + 0.78%), 7/15/33(c)(e)		1,200	1,193,303
RETL Series 2018-RVP, Class A 3.38% (LIBOR 1 Month + 1.10%), 3/15/33(c)(e)		495	495,182
Starwood Retail Property Trust Series 2014-STAR, Class A 3.50% (LIBOR 1 Month + 1.22%), 11/15/27(c)(e)		988	989,456

			12,543,855

Total Commercial Mortgage-Backed Securities (cost $48,368,166)			47,308,024

ASSET-BACKED SECURITIES – 4.6%
Autos - Fixed Rate – 2.2%
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(c)		193	192,652
Series 2018-1A, Class A 3.70%, 9/20/24(c)		1,760	1,742,481
Series 2018-2A, Class A 4.00%, 3/20/25(c)		1,425	1,425,995
CPS Auto Receivables Trust Series 2017-D, Class A 1.87%, 3/15/21(c)		407	405,309

abfunds.com	AB BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(c)	U.S.$	250	$263,674
Series 2016-3A, Class A 1.84%, 11/16/20(c)		16	15,973
Series 2017-2A, Class A 2.11%, 6/15/21(c)		148	147,748
Series 2017-3A, Class A 2.05%, 12/15/21(c)		390	388,356
Series 2018-2A, Class A 2.79%, 7/15/21(c)		499	498,739
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(c)		325	343,279
Series 2016-4, Class D 3.89%, 11/15/22(c)		330	327,909
Series 2017-2, Class A 1.85%, 7/15/21(c)		344	342,056
Series 2017-4, Class A 2.07%, 4/15/22(c)		215	212,962
Series 2018-3, Class B 3.59%, 12/16/24(c)		1,200	1,196,179
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(c)		728	722,849
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(c)		625	618,463
Series 2015-1A, Class B 3.52%, 3/25/21(c)		489	485,680
Series 2015-3A, Class A 2.67%, 9/25/21(c)		1,000	980,993
Series 2016-1A, Class A 2.32%, 3/25/20(c)		737	735,049
Series 2017-1A, Class A 2.96%, 10/25/21(c)		1,510	1,489,505
Santander Drive Auto Receivables Trust Series 2017-3, Class A2 1.67%, 6/15/20		37	36,488
Westlake Automobile Receivables Trust Series 2016-3A, Class E 5.69%, 10/16/23(c)		875	890,962

			13,463,301

Other ABS - Fixed Rate – 1.5%
CLUB Credit Trust Series 2017-P1, Class A 2.42%, 9/15/23(c)(f)		260	259,096

28 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21	U.S.$	441	$440,071
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A 3.39%, 7/15/25(c)(f)		650	648,974
Marlette Funding Trust Series 2017-1A, Class A 2.827%, 3/15/24(c)(f)		82	81,655
Series 2017-2A, Class A 2.39%, 7/15/24(c)(f)		172	172,069
Series 2017-3A, Class A 2.36%, 12/15/24(c)(f)		181	180,224
Series 2017-3A, Class B 3.01%, 12/15/24(c)(f)		297	294,559
Series 2018-1A, Class A 2.61%, 3/15/28(c)(f)		445	443,783
Series 2018-3A, Class A 3.20%, 9/15/28(c)(f)		1,301	1,297,830
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(c)(f)		285	284,565
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/20(c)(f)		851	844,175
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(c)(f)		110	109,524
Series 2016-3, Class A 3.05%, 12/26/25(c)(f)		304	303,171
Series 2017-2, Class A 3.28%, 2/25/26(c)(f)		734	732,065
Series 2017-5, Class A2 2.78%, 9/25/26(c)(f)		855	839,144
Series 2017-6, Class A2 2.82%, 11/25/26(c)(f)		990	978,394
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 8/25/27(c)(f)		1,166	1,167,321

			9,076,620

Credit Cards - Fixed Rate – 0.8%
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,084	1,082,929
Synchrony Credit Card Master Note Trust Series 2016-1, Class A 2.04%, 3/15/22		209	208,450

abfunds.com	AB BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

World Financial Network Credit Card Master Trust Series 2018-A, Class A 3.07%, 12/16/24	U.S.$	1,675	$1,656,950
Series 2018-B, Class A 3.46%, 7/15/25		850	848,149
Series 2018-B, Class M 3.81%, 7/15/25		935	933,100

			4,729,578

Autos - Floating Rate – 0.1%
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 2.85% (LIBOR 1 Month + 0.57%), 1/15/22(e)		692	694,955

Total Asset-Backed Securities (cost $28,065,637)			27,964,454

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.4%
Risk Share Floating Rate – 3.5%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.631% (LIBOR 1 Month + 1.35%), 8/25/28(c)(e)		364	365,224
Series 2018-3A, Class M1B 4.13% (LIBOR 1 Month + 1.85%), 10/25/27(c)(e)		755	754,998
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 6.531% (LIBOR 1 Month + 4.25%), 11/25/23(e)		1,588	1,755,010
Series 2014-DN3, Class M3 6.281% (LIBOR 1 Month + 4.00%), 8/25/24(e)		859	935,769
Series 2014-HQ3, Class M3 7.031% (LIBOR 1 Month + 4.75%), 10/25/24(e)		273	301,956
Series 2015-DNA2, Class M2 4.881% (LIBOR 1 Month + 2.60%), 12/25/27(e)		362	368,420
Series 2015-DNA2, Class M3 6.181% (LIBOR 1 Month + 3.90%), 12/25/27(e)		805	887,418
Series 2015-HQA1, Class M2 4.931% (LIBOR 1 Month + 2.65%), 3/25/28(e)		251	255,348

30 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-HQA2, Class M3 7.081% (LIBOR 1 Month + 4.80%), 5/25/28(e)	U.S.$	276	$320,139
Series 2016-DNA1, Class M3 7.837% (LIBOR 1 Month + 5.55%), 7/25/28(e)		324	389,132
Series 2016-DNA2, Class M3 6.931% (LIBOR 1 Month + 4.65%), 10/25/28(e)		1,100	1,261,410
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 5.281% (LIBOR 1 Month + 3.00%), 7/25/24(e)		424	452,089
Series 2014-C04, Class 1M2 7.181% (LIBOR 1 Month + 4.90%), 11/25/24(e)		424	484,414
Series 2014-C04, Class 2M2 7.281% (LIBOR 1 Month + 5.00%), 11/25/24(e)		128	144,240
Series 2015-C01, Class 1M2 6.581% (LIBOR 1 Month + 4.30%), 2/25/25(e)		1,037	1,136,087
Series 2015-C01, Class 2M2 6.831% (LIBOR 1 Month + 4.55%), 2/25/25(e)		244	263,255
Series 2015-C02, Class 1M2 6.281% (LIBOR 1 Month + 4.00%), 5/25/25(e)		386	422,926
Series 2015-C02, Class 2M2 6.281% (LIBOR 1 Month + 4.00%), 5/25/25(e)		282	303,985
Series 2015-C03, Class 1M2 7.281% (LIBOR 1 Month + 5.00%), 7/25/25(e)		506	569,033
Series 2015-C03, Class 2M2 7.281% (LIBOR 1 Month + 5.00%), 7/25/25(e)		485	538,873
Series 2015-C04, Class 1M2 7.981% (LIBOR 1 Month + 5.70%), 4/25/28(e)		987	1,141,218
Series 2015-C04, Class 2M2 7.831% (LIBOR 1 Month + 5.55%), 4/25/28(e)		472	535,023
Series 2016-C01, Class 1M2 9.031% (LIBOR 1 Month + 6.75%), 8/25/28(e)		587	705,380

abfunds.com	AB BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C01, Class 2M2 9.231% (LIBOR 1 Month + 6.95%), 8/25/28(e)	U.S.$	429	$504,812
Series 2016-C02, Class 1M2 8.281% (LIBOR 1 Month + 6.00%), 9/25/28(e)		505	589,889
Series 2016-C03, Class 2M2 8.181% (LIBOR 1 Month + 5.90%), 10/25/28(e)		1,834	2,104,000
Series 2016-C05, Class 2M2 6.731% (LIBOR 1 Month + 4.45%), 1/25/29(e)		1,165	1,294,850
Series 2016-C07, Class 2M2 6.631% (LIBOR 1 Month + 4.35%), 5/25/29(e)		1,138	1,264,189
Series 2018-R07, Class 1M2 4.681% (LIBOR 1 Month + 2.40%), 4/25/31(c)(e)		711	710,909
Home Re Ltd. Series 2018-1, Class M1 3.83% (LIBOR 1 Month + 1.60%), 10/25/28(c)(e)(f)		574	573,680
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 5.131% (LIBOR 1 Month + 2.85%), 11/25/25(e)(i)		29	28,946

			21,362,622

Agency Floating Rate – 0.9%
Federal Home Loan Mortgage Corp. REMICs Series 3955, Class SD 4.321% (6.60% – LIBOR 1 Month), 11/15/41(e)(j)		5,144	716,130
Series 4693, Class SL 3.871% (6.15% – LIBOR 1 Month), 6/15/47(e)(j)		2,725	450,850
Series 4727, Class SA 3.921% (6.20% – LIBOR 1 Month), 11/15/47(e)(j)		3,130	502,841
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.259% (6.54% – LIBOR 1 Month), 12/25/41(e)(j)		1,389	236,619
Series 2014-17, Class SA 3.769% (6.05% – LIBOR 1 Month), 4/25/44(e)(j)		3,426	496,936

32 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-78, Class SE 3.819% (6.10% – LIBOR 1 Month), 12/25/44(e)(j)	U.S.$	2,405	$349,573
Series 2014-92, Class SX 3.819% (6.10% – LIBOR 1 Month), 1/25/45(e)(j)		3,073	446,634
Series 2016-77, Class DS 3.719% (6.00% – LIBOR 1 Month), 10/25/46(e)(j)		2,826	416,597
Series 2017-62, Class AS 3.869% (6.15% – LIBOR 1 Month), 8/25/47(e)(j)		2,795	433,028
Series 2017-81, Class SA 3.919% (6.20% – LIBOR 1 Month), 10/25/47(e)(j)		2,918	472,169
Series 2017-97, Class LS 3.919% (6.20% – LIBOR 1 Month), 12/25/47(e)(j)		2,993	507,490
Government National Mortgage Association Series 2017-122, Class SA 3.92% (6.20% – LIBOR 1 Month), 8/20/47(e)(j)		2,016	324,850
Series 2017-134, Class MS 3.92% (6.20% – LIBOR 1 Month), 9/20/47(e)(j)		1,942	331,212

			5,684,929

Total Collateralized Mortgage Obligations (cost $25,917,951)			27,047,551

CORPORATES – NON-INVESTMENT GRADE – 3.0%
Industrial – 1.7%
Communications - Media – 0.4%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(c)		656	624,381
5.00%, 2/01/28(c)		702	654,152
CSC Holdings LLC 6.75%, 11/15/21		145	151,738
Sirius XM Radio, Inc. 5.00%, 8/01/27(c)		897	843,054

			2,273,325

Communications - Telecommunications – 0.1%
Sprint Capital Corp. 6.90%, 5/01/19		1,000	1,012,700

abfunds.com	AB BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.0%
Adient Global Holdings Ltd. 4.875%, 8/15/26(c)	U.S.$	321	$275,280

Consumer Cyclical - Other – 0.2%
International Game Technology PLC 6.25%, 2/15/22(c)		360	371,567
6.50%, 2/15/25(c)		460	466,799
KB Home 4.75%, 5/15/19		345	345,186

			1,183,552

Consumer Non-Cyclical – 0.3%
HCA, Inc. 5.375%, 9/01/26		733	727,055
Tenet Healthcare Corp. 5.125%, 5/01/25		967	929,113

			1,656,168

Energy – 0.6%
Antero Resources Corp. 5.125%, 12/01/22		146	145,238
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		575	398,027
Nabors Industries, Inc. 5.50%, 1/15/23		671	631,243
5.75%, 2/01/25		614	565,924
PDC Energy, Inc. 5.75%, 5/15/26		643	590,017
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23(c)		618	596,932
5.875%, 3/15/28(c)		640	596,390

			3,523,771

Technology – 0.1%
Western Digital Corp. 4.75%, 2/15/26		480	443,895

Transportation - Services – 0.0%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(c)		270	241,010

			10,609,701

Financial Institutions – 1.2%
Banking – 0.9%
American Express Co. Series C 4.90%, 3/15/20(d)		485	483,031

34 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Barclays Bank PLC 6.86%, 6/15/32(c)(d)	U.S.$	137	$146,901
CIT Group, Inc. 5.25%, 3/07/25		579	583,429
Citigroup, Inc. 5.95%, 1/30/23(d)		257	256,553
Series O 5.875%, 3/27/20(d)		485	491,737
Series Q 5.95%, 8/15/20(d)		409	415,245
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(d)		650	599,333
Morgan Stanley Series J 5.55%, 7/15/20(d)		195	198,239
Royal Bank of Scotland Group PLC 2.012% (EURIBOR 3 Month + 2.33%), 12/31/18(c)(d)(e)	EUR	150	163,951
8.625%, 8/15/21(d)	U.S.$	480	505,358
Series U 4.706% (LIBOR 3 Month + 2.32%), 9/30/27(d)(e)		600	561,516
Standard Chartered PLC 4.03% (LIBOR 3 Month + 1.51%), 1/30/27(c)(d)(e)		400	329,248
7.50%, 4/02/22(c)(d)		380	384,275
SunTrust Banks, Inc. 5.625%, 12/15/19(d)		300	302,994

			5,421,810

Finance – 0.2%
Navient Corp. 6.125%, 3/25/24		722	701,805
6.625%, 7/26/21		415	427,442
7.25%, 1/25/22		54	56,255

			1,185,502

Insurance – 0.1%
Voya Financial, Inc. 5.65%, 5/15/53		335	330,176

			6,937,488

Utility – 0.1%
Electric – 0.1%
AES Corp./VA 4.00%, 3/15/21		562	556,706

Total Corporates – Non-Investment Grade (cost $18,748,292)			18,103,895

abfunds.com	AB BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 0.4%
Industrial – 0.3%
Capital Goods – 0.0%
Odebrecht Finance Ltd. 5.25%, 6/27/29(c)	U.S.$	426	$70,290

Communications - Telecommunications – 0.1%
Millicom International Cellular SA 6.625%, 10/15/26(c)		625	633,606

Consumer Non-Cyclical – 0.1%
BRF SA 3.95%, 5/22/23(c)		312	281,580
Minerva Luxembourg SA 6.50%, 9/20/26(c)		218	200,320
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(f)(i)(k)(l)		655	39,922

			521,822

Transportation - Services – 0.1%
Rumo Luxembourg SARL 5.875%, 1/18/25(c)		458	434,528

			1,660,246

Utility – 0.1%
Electric – 0.1%
Genneia SA 8.75%, 1/20/22(c)		366	339,923
Terraform Global Operating LLC 6.125%, 3/01/26(c)		222	207,370

			547,293

Total Emerging Markets – Corporate Bonds (cost $2,994,540)			2,207,539

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Indonesia – 0.2%
Pertamina Persero PT 6.45%, 5/30/44(c)		575	572,125
Perusahaan Listrik Negara PT 5.45%, 5/21/28(c)		776	767,270

Total Quasi-Sovereigns (cost $1,394,179)			1,339,395

36 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 0.1%
Mexico – 0.1%
Mexico Government International Bond 3.60%, 1/30/25 (cost $638,714)	U.S.$	650	$614,250

EMERGING MARKETS – TREASURIES – 0.1%
Argentina – 0.1%
Argentina POM Politica Monetaria Series POM 42.819% (ARLLMONP), 6/21/20(e) (cost $531,080)	ARS	8,700	274,555

		Shares
COMMON STOCKS – 0.0%
Financials – 0.0%
Insurance – 0.0%
Mt Logan Re Ltd. (Preference Shares)(f)(m) (cost $260,000)		260	260,766

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 0.0%
Egypt – 0.0%
Egypt Government International Bond 6.125%, 1/31/22(c) (cost $255,000)	U.S.$	255	251,812

SHORT-TERM INVESTMENTS – 3.0%
Governments – Treasuries – 3.0%
Japan – 3.0%
Japan Treasury Discount Bill Series 774 Zero Coupon, 11/05/18	JPY	1,343,500	11,906,886
Series 776 Zero Coupon, 11/12/18		740,000	6,558,511

Total Governments – Treasuries (cost $18,541,156)			18,465,397

abfunds.com	AB BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.08%(n)(o)(p) (cost $245,202)	245,202	$245,202

Total Short-Term Investments (cost $18,786,358)		18,710,599

Total Investments – 128.7% (cost $809,604,324)		789,066,768
Other assets less liabilities – (28.7)%		(175,985,081)

Net Assets – 100.0%		$613,081,687

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	99	December 2018	USD	19,800	$20,924,696	$20,854,969	$(69,727)
U.S. T-Note 5 Yr (CBT) Futures	430	December 2018	USD	43,000	48,676,456	48,324,610	(351,846)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	4	December 2018	JPY	400,000	5,328,023	5,339,833	(11,810)
Euro-BOBL Futures	45	December 2018	EUR	4,500	6,708,015	6,699,400	8,615
U.S. T-Note 10 Yr (CBT) Futures	906	December 2018	USD	90,600	108,620,356	107,304,375	1,315,981
U.S. Ultra Bond (CBT) Futures	58	December 2018	USD	5,800	9,097,542	8,654,688	442,854

							$1,334,067

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	KRW	1,765,357	USD	1,547	11/15/18	$181
Barclays Bank PLC	USD	1,539	INR	107,103	12/13/18	(99,972)
BNP Paribas SA	MXN	17,556	USD	927	12/05/18	67,171
BNP Paribas SA	CNY	15,020	USD	2,170	12/13/18	20,022
BNP Paribas SA	USD	797	JPY	90,042	11/05/18	1,262

38 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	JPY	2,773,957	USD	24,425	11/05/18	$(164,193)
Citibank, NA	NOK	12,506	USD	1,497	11/15/18	12,152
Citibank, NA	USD	797	JPY	90,042	11/05/18	1,273
Citibank, NA	USD	1,518	INR	105,929	12/13/18	(95,075)
Deutsche Bank AG	USD	1,256	JPY	140,446	12/13/18	(7,619)
Goldman Sachs Bank USA	NZD	2,403	USD	1,550	12/07/18	(18,258)
HSBC Bank USA	AUD	5,480	USD	3,887	12/07/18	5,028
HSBC Bank USA	BRL	3,514	USD	956	11/05/18	12,206
HSBC Bank USA	ARS	2,974	USD	76	11/13/18	(5,552)
HSBC Bank USA	ARS	2,915	USD	76	11/16/18	(3,882)
HSBC Bank USA	CAD	2,047	USD	1,585	11/16/18	30,252
HSBC Bank USA	ARS	5,069	USD	127	11/05/18	(13,829)
HSBC Bank USA	USD	945	BRL	3,514	11/05/18	(966)
HSBC Bank USA	USD	954	BRL	3,514	12/04/18	(12,642)
JPMorgan Chase Bank, NA	NOK	12,750	USD	1,541	11/15/18	27,471
JPMorgan Chase Bank, NA	GBP	4,124	USD	5,460	12/14/18	178,358
JPMorgan Chase Bank, NA	EUR	1,388	NOK	13,299	11/15/18	4,822
JPMorgan Chase Bank, NA	USD	1,530	NOK	12,400	11/15/18	(58,435)
JPMorgan Chase Bank, NA	USD	1,224	TWD	37,577	12/11/18	(6,533)
Morgan Stanley Capital Services, Inc.	BRL	1,198	USD	290	11/05/18	(31,891)
Morgan Stanley Capital Services, Inc.	USD	322	BRL	1,198	11/05/18	(329)
Natwest Markets PLC	USD	1,552	CAD	2,035	11/16/18	(5,736)
Standard Chartered Bank	KRW	1,738,272	USD	1,548	11/15/18	25,226
Standard Chartered Bank	TWD	186,968	USD	6,110	12/11/18	53,398
Standard Chartered Bank	INR	72,680	USD	974	12/13/18	(2,373)
Standard Chartered Bank	BRL	4,712	USD	1,267	11/05/18	1,294
Standard Chartered Bank	USD	304	BRL	1,195	11/05/18	17,077
Standard Chartered Bank	USD	946	BRL	3,517	11/05/18	(817)
Standard Chartered Bank	USD	2,108	TWD	64,326	12/11/18	(24,641)
Standard Chartered Bank	USD	1,477	INR	108,640	12/13/18	(17,076)
Standard Chartered Bank	USD	3,144	KRW	3,502,325	11/15/18	(75,315)
State Street Bank & Trust Co.	JPY	5,904	USD	53	12/13/18	359
State Street Bank & Trust Co.	PLN	5,679	USD	1,537	1/18/19	53,578
State Street Bank & Trust Co.	JPY	3,639	USD	32	11/05/18	214
State Street Bank & Trust Co.	NOK	1,238	USD	151	11/15/18	4,266
State Street Bank & Trust Co.	NZD	750	USD	489	12/07/18	(1,060)
State Street Bank & Trust Co.	EUR	691	USD	800	1/09/19	12,000
State Street Bank & Trust Co.	SEK	628	USD	70	11/15/18	1,392
State Street Bank & Trust Co.	CAD	281	USD	217	11/16/18	3,752
State Street Bank & Trust Co.	USD	227	CAD	293	11/16/18	(4,582)
State Street Bank & Trust Co.	USD	150	NOK	1,238	11/15/18	(3,064)
State Street Bank & Trust Co.	USD	2,217	MYR	8,937	11/29/18	(83,303)

						$(204,389)

abfunds.com	AB BOND INFLATION STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 31, 5 Year Index, 12/20/23*	(1.00)%	Quarterly	0.68%	USD	8,750	$(140,753)	$(158,461)	$17,708

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
EUR	40,940	6/11/20	(0.115%)	6 Month EURIBOR	Annual/ Semi-Annual	$(74,255)	$—	$(74,255)
AUD	47,270	6/21/20	2.118%	3 Month BBSW	Quarterly/ Quarterly	(89,423)	—	(89,423)
NOK	538,890	6/22/20	6 Month NIBOR	1.378%	Semi-Annual/ Annual	(118,114)	—	(118,114)
EUR	34,450	8/07/20	(0.143%)	6 Month EURIBOR	Annual/ Semi-Annual	(21,492)	—	(21,492)
USD	4,610	8/22/22	3 Month LIBOR	2.886%	Quarterly/Semi-Annual	(35,894)	—	(35,894)
USD	15,580	9/10/23	3 Month LIBOR	2.896%	Quarterly/Semi-Annual	(160,606)	—	(160,606)
USD	1,160	6/09/25	2.488%	3 Month LIBOR	Semi-Annual/Quarterly	40,102	—	40,102
USD	2,106	8/04/25	2.293%	3 Month LIBOR	Semi-Annual/Quarterly	114,082	—	114,082
USD	5,400	10/04/26	1.487%	3 Month LIBOR	Semi-Annual/Quarterly	656,523	—	656,523
USD	1,080	11/08/26	1.657%	3 Month LIBOR	Semi-Annual/Quarterly	114,834	—	114,834
USD	1,080	11/09/26	1.672%	3 Month LIBOR	Semi-Annual/Quarterly	113,626	—	113,626

40 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	7,030	4/04/27	2.436%	3 Month LIBOR	Semi-Annual/Quarterly	$405,748	$—	$405,748
USD	2,190	7/12/27	2.355%	3 Month LIBOR	Semi-Annual/Quarterly	131,837	—	131,837
USD	3,380	3/28/28	2.920%	3 Month LIBOR	Semi-Annual/Quarterly	85,614	—	85,614
NOK	61,650	8/31/28	2.186%	6 Month NIBOR	Annual/ Semi-Annual	51,791	—	51,791
USD	3,690	8/31/28	3 Month LIBOR	2.986%	Quarterly/ Semi-Annual	(76,208)	—	(76,208)
USD	1,490	11/10/35	2.631%	3 Month LIBOR	Semi-Annual/Quarterly	128,330	—	128,330

						$1,266,495	$—	$1,266,495

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.30%	USD	466	$(16,635)	$(3,625)	$(13,010)
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.30	USD	534	(19,063)	(4,307)	(14,756)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.46	USD	30	(78)	376	(454)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.43	USD	1,683	129,114	121,662	7,452

abfunds.com	AB BOND INFLATION STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00	) %	Monthly	4.43%	USD	1,367	$104,872	$102,271	$2,601
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)		Monthly	4.43	USD	346	26,544	24,337	2,207
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)		Monthly	4.43	USD	346	26,544	24,337	2,207
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)		Monthly	4.43	USD	328	25,163	23,588	1,575
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)		Monthly	4.43	USD	1,367	104,872	105,877	(1,005)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)		Monthly	4.43	USD	683	52,397	56,184	(3,787)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.46	USD	26	(67)	236	(303)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.46	USD	2,785	(7,233)	34,662	(41,895)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.46	USD	354	(920)	4,750	(5,670)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.46	USD	1,041	(2,703)	10,866	(13,569)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.46	USD	3,469	(9,010)	36,521	(45,531)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.46	USD	226	(587)	2,132	(2,719)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.46	USD	387	(1,005)	5,151	(6,156)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.46	USD	418	(1,086)	5,415	(6,501)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.46	USD	836	(2,171)	10,830	(13,001)

42 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.42%	USD	547	$(75,824)	$(86,188)	$10,364
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	209	(28,971)	(31,969)	2,998
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	67	(9,287)	(11,076)	1,789
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	210	(29,109)	(29,264)	155
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	69	(9,564)	(9,120)	(444)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	248	(34,377)	(33,758)	(619)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	335	(46,437)	(45,061)	(1,376)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	292	(40,476)	(38,025)	(2,451)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	340	(47,129)	(44,275)	(2,854)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	475	(65,843)	(61,855)	(3,988)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	723	(100,220)	(91,836)	(8,384)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	475	(65,843)	(55,813)	(10,030)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	376	(52,120)	(41,524)	(10,596)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	683	(94,675)	(80,253)	(14,422)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	950	(131,686)	(109,160)	(22,526)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	953	(132,102)	(107,355)	(24,747)

abfunds.com	AB BOND INFLATION STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.42%	USD	1,016	$(140,835)	$(112,346)	$(28,489)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	1,367	(189,489)	(157,076)	(32,413)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	1,367	(189,489)	(153,992)	(35,497)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	1,683	(233,292)	(185,156)	(48,136)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.69	USD	1,145	(25,775)	(26,136)	361
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	226	(31,328)	(34,412)	3,084
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	5	(693)	(641)	(52)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	139	(19,268)	(17,700)	(1,568)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	122	(16,911)	(15,262)	(1,649)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	130	(18,020)	(10,820)	(7,200)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	169	(23,426)	(14,365)	(9,061)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	138	(19,129)	(9,793)	(9,336)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	326	(45,189)	(31,924)	(13,265)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	471	(65,289)	(31,273)	(34,016)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	30	(4,158)	(3,609)	(549)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	130	(18,020)	(16,813)	(1,207)

44 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.42%	USD	150	$(20,793)	$(19,400)	$(1,393)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	217	(30,080)	(25,476)	(4,604)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	218	(30,218)	(25,583)	(4,635)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	247	(34,238)	(27,311)	(6,927)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	464	(64,318)	(39,172)	(25,146)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	436	(60,437)	(32,104)	(28,333)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	662	(91,765)	(47,620)	(44,145)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	714	(98,972)	(42,063)	(56,909)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	517	(71,665)	(87,977)	16,312
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	598	(82,892)	(94,348)	11,456
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	371	(51,427)	(62,237)	10,810
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	15	(2,079)	(2,338)	259
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	322	(44,634)	(44,978)	344
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	27	(3,743)	(3,554)	(189)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	15	(2,080)	(1,380)	(700)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	30	(4,158)	(3,041)	(1,117)

abfunds.com	AB BOND INFLATION STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.42%	USD	30	$(4,158)	$(2,810)	$(1,348)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	59	(8,178)	(6,537)	(1,641)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	1,000	(138,617)	(135,881)	(2,736)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	166	(23,010)	(18,152)	(4,858)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	178	(24,674)	(15,787)	(8,887)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	710	(98,418)	(83,907)	(14,511)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	1,300	(180,201)	(157,601)	(22,600)
JPMorgan Securities LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	118	(16,357)	(15,455)	(902)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	1,100	(152,478)	(166,852)	14,374
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	191	(26,476)	(13,824)	(12,652)

						$(2,961,092)	$(2,311,975)	$(649,117)

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	17,640	7/15/21	1.765%	CPI	#	Maturity	$323,463
Barclays Bank PLC	USD	20,750	7/15/20	1.527%	CPI	#	Maturity	409,615
Barclays Bank PLC	USD	6,950	1/15/21	1.490%	CPI	#	Maturity	146,213
Deutsche Bank AG	USD	5,190	7/15/21	2.152%	CPI	#	Maturity	16,296

								$895,587

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

46 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	USD	595	3/06/42	2.804%	3 Month LIBOR	Semi- Annual/ Quarterly	$48,992

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY 1/14/20*	11.12%	Maturity	AUD	65	$11,784	$	– 0	–	$11,784
AUD/JPY 3/03/20*	12.75	Maturity	AUD	33	(7,280)		– 0	–	(7,280)
Goldman Sachs Bank USA
AUD/JPY 3/10/20*	12.90%	Maturity	AUD	15	(3,834)		– 0	–	(3,834)
AUD/JPY 3/11/20*	12.80	Maturity	AUD	18	(3,956)		– 0	–	(3,956)

					$(3,286)	$	– 0	–	$(3,286)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at October 31, 2018
Bank of America	2.37%	1/03/19	$16,738,145
Bank of America	2.40%	1/08/19	37,700,243
HSBC Bank USA	2.27%	10/26/19	11,074,170
HSBC Bank USA+	2.27%	—	47,911,513
HSBC Bank USA	2.45%	1/08/19	11,172,953
JPMorgan Chase Bank	2.30%	10/25/19	12,513,594
JPMorgan Chase Bank	2.30%	10/25/20	5,987,677
JPMorgan Chase Bank+	2.30%	—	8,388,250
JPMorgan Chase Bank	2.42%	1/23/19	37,247,972

			$188,734,517

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2018

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days	Total
Inflation-Linked Securities	$56,299,763	$	– 0	–	$	– 0	–	$132,434,754	$188,734,517

abfunds.com	AB BOND INFLATION STRATEGY | 47

PORTFOLIO OF INVESTMENTS (continued)

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the aggregate market value of these securities amounted to $67,872,452 or 11.1% of net assets.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2018.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	IO – Interest Only.

(h)	Illiquid security.

(i)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.01% of net assets as of October 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/27/14	$363,153	$39,922	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 5.131%, 11/25/25	9/28/15	28,854	28,946	0.00%

(j)	Inverse interest only security.

(k)	Non-income producing security.

(l)	Defaulted matured security.

(m)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14	$260,000	$260,766	0.04%

(n)	Affiliated investments.

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

48 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

PLN – Polish Zloty

SEK – Swedish Krona

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARLLMONP – Argentina Blended Policy Rate

BBSW – Bank Bill Swap Reference Rate (Australia)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CPI – Consumer Price Index

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rates

NIBOR – Norwegian Interbank Offered Rate

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 49

STATEMENT OF ASSETS & LIABILITIES

October 31, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $809,359,122)	$788,821,566
Affiliated issuers (cost $245,202)	245,202
Cash	197,042
Cash collateral due from broker	1,890,988
Foreign currencies, at value (cost $249)	26,236
Receivable for investment securities sold	12,924,407
Interest receivable	2,593,476
Receivable for capital stock sold	1,488,226
Unrealized appreciation on inflation swaps	895,587
Unrealized appreciation on forward currency exchange contracts	532,754
Market value on credit default swaps (net premiums paid $458,256)	469,506
Receivable for variation margin on futures	265,129
Unrealized appreciation on interest rate swaps	48,992
Market value on variance swaps	11,784
Affiliated dividends receivable	7,052
Receivable for variation margin on centrally cleared swaps	2,444

Total assets	810,420,391

Liabilities
Payable for reverse repurchase agreements	188,734,517
Market value on credit default swaps (net premiums received $2,770,231)	3,430,598
Payable for investment securities purchased	2,742,242
Unrealized depreciation on forward currency exchange contracts	737,143
Payable for capital stock redeemed	723,415
Cash collateral due to broker	410,000
Advisory fee payable	145,815
Distribution fee payable	45,887
Administrative fee payable	22,199
Market value on variance swaps	15,070
Transfer Agent fee payable	13,345
Directors’ fees payable	2,071
Accrued expenses and other liabilities	316,402

Total liabilities	197,338,704

Net Assets	$613,081,687

Composition of Net Assets
Capital stock, at par	$59,042
Additional paid-in capital	641,780,003
Accumulated loss	(28,757,358)

$613,081,687

See notes to financial statements.

50 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$52,116,280	4,975,601	$10.47	*

C	$3,390,324	331,160	$10.24

Advisor	$150,010,909	14,299,774	$10.49

R	$6,353,938	607,439	$10.46

K	$12,054,921	1,153,074	$10.45

I	$5,688,116	547,892	$10.38

1	$306,620,076	29,690,266	$10.33

2	$50,705,008	4,912,331	$10.32

Z	$26,142,115	2,524,771	$10.35

*	The maximum offering price per share for Class A shares was $10.93 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 51

STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income
Interest	$21,935,849
Dividends
Affiliated issuers	77,482
Unaffiliated issuers	11,095
Other income	838	$22,025,264

Expenses
Advisory fee (see Note B)	2,881,910
Distribution fee—Class A	121,417
Distribution fee—Class C	35,888
Distribution fee—Class R	29,560
Distribution fee—Class K	18,779
Distribution fee—Class 1	295,940
Transfer agency—Class A	63,078
Transfer agency—Class C	4,821
Transfer agency—Advisor Class	177,911
Transfer agency—Class R	13,486
Transfer agency—Class K	12,340
Transfer agency—Class I	2,696
Transfer agency—Class 1	37,343
Transfer agency—Class 2	6,929
Transfer agency—Class Z	4,373
Custodian	218,531
Registration fees	163,967
Audit and tax	108,752
Printing	78,495
Administrative	63,611
Legal	53,153
Directors’ fees	25,435
Miscellaneous	28,589

Total expenses before interest expense	4,447,004
Interest expense	3,139,181

Total expenses	7,586,185
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,072,512)

Net expenses		6,513,673

Net investment income		15,511,591

See notes to financial statements.

52 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$(2,881,489)
Forward currency exchange contracts	53,935
Futures	1,745,032
Swaps	514,151
Swaptions written	66,176
Foreign currency transactions	436,889
Net change in unrealized appreciation/depreciation of:
Investments(b)	(23,331,424)
Forward currency exchange contracts	(162,409)
Futures	880,304
Swaps	2,176,916
Foreign currency denominated assets and liabilities	21,350

Net loss on investment and foreign currency transactions	(20,480,569)

Net Decrease in Net Assets from Operations	$(4,968,978)

(a)	Net of foreign capital gains taxes of $36,970.

(b)	Net of increase in accrued foreign capital gains taxes of $3,134.

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 53

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2018	Year Ended October 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$15,511,591	$9,429,313
Net realized gain (loss) on investment and foreign currency transactions	(65,306)	36,678
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(20,415,263)	(3,298,144)
Contributions from Affiliates (see Note B)	– 0	–	957

Net increase (decrease) in net assets from operations	(4,968,978)	6,168,804
Distributions to Shareholders
Class A	(1,203,796)	(438,322)
Class C	(65,894)	(42,144)
Advisor Class	(3,655,256)	(1,782,646)
Class R	(127,949)	(8,105)
Class K	(228,768)	(44,541)
Class I	(88,791)	(10,229)
Class 1	(7,965,505)	(5,080,600)
Class 2	(1,492,526)	(1,188,735)
Class Z	(630,748)	(299,386)
Capital Stock Transactions
Net increase	141,207,431	168,272,863

Total increase	120,779,220	165,546,959
Net Assets
Beginning of period	492,302,467	326,755,508

End of period	$613,081,687	$492,302,467

See notes to financial statements.

54 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2018

Cash flows from operating activities
Net decrease in net assets from operations		$(4,968,978)
Reconciliation of net decrease in net assets from operations to net decrease in cash from operating activities
Purchases of long-term investments	$(465,275,801)
Purchases of short-term investments	(321,628,733)
Proceeds from disposition of long-term investments	274,521,817
Proceeds from disposition of short-term investments	314,976,187
Net realized loss on investment transactions and foreign currency transactions	65,306
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	20,415,263
Net accretion of bond discount and amortization of bond premium	4,894,430
Inflation index adjustment	(13,677,552)
Increase in receivable for investments sold	(4,278,132)
Increase in interest receivable	(630,465)
Increase in affiliated dividends receivable	(5,111)
Increase in cash collateral due from broker	(148,432)
Increase in payable for investments purchased	1,722,163
Increase in cash collateral due to broker	410,000
Increase in advisory fee payable	45,531
Decrease in administrative fee payable	(683)
Decrease in Transfer Agent fee payable	(11,348)
Increase in distribution fee payable	13,037
Decrease in directors’ fee payable	(363)
Increase in accrued expenses	14,051
Proceeds from swaptions written, net	66,176
Proceeds on swaps, net	1,774,729
Proceeds for exchange-traded derivatives settlements	3,972,622

Total adjustments		(182,765,308)

Net cash provided by (used in) from operating activities		(187,734,286)

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 55

STATEMENT OF CASH FLOWS (continued)

Cash flows from financing activities
Subscriptions of capital stock, net	$122,035,065
Cash dividends paid (net of dividend reinvestments)†	(2,897,152)
Increase in reverse repurchase agreements	67,105,347

Net cash provided by (used in) from financing activities		$186,243,260
Effect of exchange rate on cash		512,174

Net decrease in cash		(978,852)
Cash at beginning of year		1,202,130

Cash at end of year		$223,278

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$12,562,081
Interest expense paid during the year	$3,016,521

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the year.

See notes to financial statements.

56 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Bond Inflation Strategy Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 2 and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

abfunds.com	AB BOND INFLATION STRATEGY | 57

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

58 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

abfunds.com	AB BOND INFLATION STRATEGY | 59

NOTES TO FINANCIAL STATEMENTS (continued)

other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

60 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2018:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$562,749,123		$	– 0	–	$562,749,123
Corporates – Investment Grade		– 0	–	82,234,805			– 0	–	82,234,805
Commercial Mortgage-Backed Securities		– 0	–	42,109,633			5,198,391		47,308,024
Asset-Backed Securities		– 0	–	19,327,905			8,636,549		27,964,454
Collateralized Mortgage Obligations		– 0	–	26,473,871			573,680		27,047,551
Corporates – Non-Investment Grade		– 0	–	18,103,895			– 0	–	18,103,895
Emerging Markets – Corporate Bonds		– 0	–	2,167,617			39,922		2,207,539
Quasi-Sovereigns		– 0	–	1,339,395			– 0	–	1,339,395
Governments – Sovereign Bonds		– 0	–	614,250			– 0	–	614,250
Emerging Markets – Treasuries		– 0	–	274,555			– 0	–	274,555
Common Stocks		– 0	–	– 0	–		260,766		260,766
Emerging Markets – Sovereigns		– 0	–	251,812			– 0	–	251,812
Short-Term Investments:
Governments – Treasuries		– 0	–	18,465,397			– 0	–	18,465,397
Investment Companies		245,202		– 0	–		– 0	–	245,202

Total Investments in Securities		245,202		774,112,258			14,709,308		789,066,768
Other Financial Instruments(a):
Assets:
Futures		1,767,450		– 0	–		– 0	–	1,767,450	(b)
Forward Currency Exchange Contracts		– 0	–	532,754			– 0	–	532,754
Centrally Cleared Interest Rate Swaps		– 0	–	1,842,487			– 0	–	1,842,487	(b)
Credit Default Swaps		– 0	–	469,506			– 0	–	469,506
Inflation (CPI) Swaps		– 0	–	895,587			– 0	–	895,587
Interest Rate Swaps		– 0	–	48,992			– 0	–	48,992
Variance Swaps		– 0	–	11,784			– 0	–	11,784
Liabilities:
Futures		(433,383)		– 0	–		– 0	–	(433,383	)(b)
Forward Currency Exchange Contracts		– 0	–	(737,143)			– 0	–	(737,143)
Centrally Cleared Credit Default Swaps		– 0	–	(140,753)			– 0	–	(140,753	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(575,992)			– 0	–	(575,992	)(b)
Credit Default Swaps		– 0	–	(3,430,598)			– 0	–	(3,430,598)
Variance Swaps		– 0	–	(15,070)			– 0	–	(15,070)
Reverse Repurchase Agreements		(188,734,517)		– 0	–		– 0	–	(188,734,517)

Total(c)		$(187,155,248)		$773,013,812			$14,709,308		$600,567,872

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage-Backed Securities		Asset-Backed Securities		Collateralized Mortgage Obligations
Balance as of 10/31/17	$4,607,155		$6,237,183		$	– 0	–
Accrued discounts/(premiums)	4,867		18			– 0	–
Realized gain (loss)	(94,773)		71			– 0	–
Change in unrealized appreciation/depreciation	22,666		(69,935)			– 0	–
Purchases/Payups	1,755,000		5,791,207			573,680
Sales/Paydowns	(1,096,524)		(3,321,995)			– 0	–
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 10/31/18	$5,198,391		$8,636,549			$573,680

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18(a)	$(27,823)		$(69,200)		$	– 0	–

	Common Stocks		Emerging Markets - Corporate Bonds		Total
Balance as of 10/31/17	$271,107		$ – 0	–		$11,115,445
Accrued discounts/(premiums)	– 0	–	– 0	–		4,885
Realized gain (loss)	– 0	–	– 0	–		(94,702)
Change in unrealized appreciation/depreciation	(10,341)		6,354			(51,256)
Purchases/Payups	– 0	–	– 0	–		8,119,887
Sales/Paydowns	– 0	–	– 0	–		(4,418,519)
Transfers in to Level 3	– 0	–	33,568			33,568	(b)
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 10/31/18	$260,766		$39,922			$14,709,308

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18(a)	$(10,341)		$6,354			$(101,010)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

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The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2018. Securities priced (i) by third party vendors or (ii) by brokers, which approximates fair value, are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/18	Valuation Technique	Unobservable Input	Input
Common Stocks	$260,766	Market Approach	NAV Equivalent	$1,002.95 / N/A

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in discount rates, level yield, cumulative loss and delinquency rate in isolation would be expected to result in a significantly lower (higher) fair value measurement. A significant increase (decrease) in appraisal value and EBITDA projections/multiples in insolation would be expected to result in a significant higher (lower) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

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In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (“Expense Caps”) to .75%, 1.50%, ..50%, 1.00%, .75%, .50%, .60%, .50% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, and Class Z shares, respectively. Effective January 29, 2016, the Expense Cap for the Class A shares was reduced from .80% to .75% of the daily average net assets. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2019 and then may be extended for additional one-year terms. For the year ended October 31, 2018, such reimbursement amounted to $1,063,509.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health

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insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the November 14, 2018 meeting, shareholders approved the new and future investment advisory agreements.

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On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Pursuant to the Advisory Agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2018, the reimbursement for such services amounted to $63,611.

During the year ended October 31, 2017, the Adviser reimbursed the Fund $957 for trading losses incurred due to a trade entry error.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $146,997 for the year ended October 31, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,263 from the sale of Class A shares and received $25 and $1,265 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2018, such waiver amounted to $9,003.

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A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2018 is as follows:

Fund	Market Value 10/31/17 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$253,127	$252,882	$245	$77

Brokerage commissions paid on investment transactions for the year ended October 31, 2018 amounted to $27,089, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and ..10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Effective January 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $248,252, $33,907, $34,185 and $1,481,396 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$143,688,478	$84,095,288
U.S. government securities	321,587,323	174,144,894

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$809,753,246

Gross unrealized appreciation	$6,936,517
Gross unrealized depreciation	(25,483,452)

Net unrealized depreciation	$(18,546,935)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are

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known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2018, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps

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for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on

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requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2018, the Fund held interest rate swaps for hedging and non-hedging purposes.

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Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2018, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of October 31, 2018, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the

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Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2018, the Fund held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended October 31, 2018, the Fund held variance swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted

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and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended October 31, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$1,767,450	*	Receivable/Payable for variation margin on futures	$433,383	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	17,708	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,842,487	*	Receivable/Payable for variation margin on centrally cleared swaps	575,992	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	532,754		Unrealized depreciation on forward currency exchange contracts	737,143

Interest rate contracts	Unrealized appreciation on interest rate swaps	48,992

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Unrealized appreciation on inflation swaps	$895,587

Credit contracts	Market value on credit default swaps	469,506	Market value on credit default swaps	$3,430,598

Equity contracts	Market value on variance swaps	11,784	Market value on variance swaps	15,070

Total		$5,586,268		$5,192,186

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,745,032	$880,304

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	53,935	(162,409)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(103,542)	– 0	–

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	66,176	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	154,324	2,061,006

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$359,827		$119,196

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	– 0	–	(3,286)

Total		$2,275,752		$2,894,811

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2018:

Futures:
Average original value of buy contracts	$54,449,178
Average original value of sale contracts	$171,045,487
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$19,061,014
Average principal amount of sale contracts	$54,576,846
Purchased Swaptions:
Average notional amount	$32,060,000	(a)
Swaptions Written:
Average notional amount	$77,005,000	(a)
Interest Rate Swaps:
Average notional amount	$595,000
Inflation Swaps:
Average notional amount	$54,222,308
Centrally Cleared Interest Rate Swaps:
Average notional amount	$170,499,008
Credit Default Swaps:
Average notional amount of buy contracts	$11,435,077
Average notional amount of sale contracts	$15,392,154
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$8,750,000	(b)
Average notional amount of sale contracts	$2,554,000	(c)
Variance Swaps:
Average notional amount	$1,039,106	(d)

(a)	Positions were open for one month during the year.

(b)	Positions were open for seven months during the year.

(c)	Positions were open for four months during the year.

(d)	Positions were open for ten months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivatives Assets
Bank of America, NA	$323,463	$ – 0	–	$(323,463)		$	– 0	–	$	– 0	–
Barclays Bank PLC	556,009	(99,972)		– 0	–		(456,037)			– 0	–
BNP Paribas SA	88,455	– 0	–	– 0	–		– 0	–		88,455
Citibank, NA	13,425	(13,425)		– 0	–		– 0	–		– 0	–
Citigroup Global Markets, Inc.	469,506	(469,506)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	28,080	(28,080)		– 0	–		– 0	–		– 0	–
HSBC Bank USA	47,486	(36,871)		– 0	–		– 0	–		10,615
JPMorgan Chase Bank, NA/ JPMorgan Securities LLC	210,651	(81,325)		– 0	–		– 0	–		129,326
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	48,992	(48,992)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	96,995	(96,995)		– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	75,561	(75,561)		– 0	–		– 0	–		– 0	–

Total	$1,958,623	$(950,727)		$(323,463)			$(456,037)			$228,396	^

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$99,972	$(99,972)		$ – 0	–	$	– 0	–	$	– 0	–
Citibank, NA	294,966	(13,425)		– 0	–		– 0	–		281,541
Citigroup Global Markets, Inc.	1,716,846	(469,506)		– 0	–		(1,079,770)			167,570
Credit Suisse International	272,328	– 0	–	– 0	–		(237,977)			34,351
Deutsche Bank AG	480,531	(28,080)		– 0	–		(452,451)			– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	767,574	– 0	–	– 0	–		(697,121)			70,453

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
HSBC Bank USA	$36,871	$(36,871)	$	– 0	–	$	– 0	–	$	– 0	–
JPMorgan Chase Bank, NA/ JPMorgan Securities LLC	81,325	(81,325)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	214,431	(48,992)	– 0	–	– 0	–	165,439
Natwest Markets PLC	5,736	– 0	–	– 0	–	– 0	–	5,736
Standard Chartered Bank	120,222	(96,995)	– 0	–	– 0	–	23,227
State Street Bank & Trust Co.	92,009	(75,561)	– 0	–	– 0	–	16,448

Total	$4,182,811	$(950,727)	$	– 0	–	$(2,467,319)	$764,765	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”),

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NOTES TO FINANCIAL STATEMENTS (continued)

under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2018, the average amount of reverse repurchase agreements outstanding was $173,920,812 and the daily weighted average interest rate was 1.88%. At October 31, 2018, the Fund had reverse repurchase agreements outstanding in the amount of $188,734,517 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2018:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†	Net Amount of RVP Liabilities
Bank of America	$54,438,388	$(54,285,489)	$152,899
HSBC Bank USA	70,158,636	(69,987,652)	170,984
JPMorgan Chase Bank	64,137,493	(64,043,566)	93,927

Total	$188,734,517	$(188,316,707)	$417,810

†	Including accrued interest.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Class A
Shares sold	3,937,249	2,481,469	$42,317,254	$26,845,725

Shares issued in reinvestment of dividends	94,816	35,592	1,013,624	385,023

Shares converted from Class C	4,933	49,291	53,025	535,791

Shares redeemed	(1,621,029)	(1,537,273)	(17,277,656)	(16,618,288)

Net increase	2,415,969	1,029,079	$26,106,247	$11,148,251

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Class C
Shares sold	80,988	328,784	$848,738	$3,470,916

Shares issued in reinvestment of dividends	5,012	3,156	52,474	33,459

Shares converted to Class A	(5,044)	(50,356)	(53,025)	(535,791)

Shares redeemed	(91,679)	(173,499)	(961,260)	(1,842,937)

Net increase (decrease)	(10,723)	108,085	$(113,073)	$1,125,647

Advisor Class
Shares sold	9,863,291	10,938,589	$105,972,950	$118,327,539

Shares issued in reinvestment of dividends	277,838	135,408	2,975,198	1,468,124

Shares redeemed	(5,759,401)	(3,825,785)	(61,748,685)	(41,472,690)

Net increase	4,381,728	7,248,212	$47,199,463	$78,322,973

Class R
Shares sold	258,252	481,679	$2,764,011	$5,202,527

Shares issued in reinvestment of dividends	11,974	750	127,889	8,105

Shares redeemed	(158,741)	(23,935)	(1,695,348)	(258,683)

Net increase	111,485	458,494	$1,196,552	$4,951,949

Class K
Shares sold	1,089,667	133,650	$11,674,948	$1,443,483

Shares issued in reinvestment of dividends	21,460	4,128	228,648	44,541

Shares redeemed	(226,656)	(90,288)	(2,422,983)	(972,679)

Net increase	884,471	47,490	$9,480,613	$515,345

Class I
Shares sold	711,766	80,147	$7,537,555	$861,654

Shares issued in reinvestment of dividends	8,398	953	88,790	10,229

Shares redeemed	(232,023)	(53,204)	(2,446,093)	(573,108)

Net increase	488,141	27,896	$5,180,252	$298,775

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Class 1
Shares sold	8,378,092	9,138,261	$88,717,978	$97,715,632

Shares issued in reinvestment of dividends	588,191	379,658	6,207,060	4,056,730

Shares redeemed	(4,938,558)	(4,826,214)	(52,179,735)	(51,530,783)

Net increase	4,027,725	4,691,705	$42,745,303	$50,241,579

Class 2
Shares sold	1,578,363	3,117,939	$16,764,164	$33,181,588

Shares issued in reinvestment of dividends	117,312	92,146	1,237,650	984,648

Shares redeemed	(1,847,929)	(1,593,693)	(19,561,880)	(17,030,914)

Net increase (decrease)	(152,254)	1,616,392	$(1,560,066)	$17,135,322

Class Z
Shares sold	1,555,861	667,140	$16,532,064	$7,136,819

Shares issued in reinvestment of dividends	59,669	27,950	630,748	299,386

Shares redeemed	(585,517)	(270,196)	(6,190,672)	(2,903,183)

Net increase	1,030,013	424,894	$10,972,140	$4,533,022

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

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Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. The risk is significantly greater for fixed-income securities with longer maturites. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may

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NOTES TO FINANCIAL STATEMENTS (continued)

result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2018.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$15,459,233	$8,894,708

Total taxable distributions paid	$15,459,233	$8,894,708

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,842,583
Accumulated capital and other losses	(11,729,144	)(a)
Unrealized appreciation/(depreciation)	(18,548,044	)(b)

Total accumulated earnings/(deficit)	$(28,434,605	)(c)

(a)	As of October 31, 2018, the Fund had a net capital loss carryforward of $11,729,144.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Fund had a net short-term capital loss carryforward of $3,027,006 and a net long-term capital loss carryforward of $8,702,138, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules simplifies certain disclosure requirements on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.83	$ 10.92	$ 10.44	$ 10.77	$ 10.81

Income From Investment Operations
Net investment income(a)(b)	.28	.21	.18	.08	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.38)	(.11)	.51	(.31)	(.04)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.10)	.10	.69	(.23)	.13

Less: Dividends
Dividends from net investment income	(.26)	(.19)	(.21)	(.10)	(.17)

Net asset value, end of period	$ 10.47	$ 10.83	$ 10.92	$ 10.44	$ 10.77

Total Return
Total investment return based on net asset value(d)	(.99)%	.91%	6.63%	(2.18)%	1.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,116	$27,718	$16,712	$13,660	$15,860
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.31%	1.01%	.98%	.88%	.81%
Expenses, before waivers/reimbursements(e)	1.56%	1.34%	1.42%	1.36%	1.15%
Net investment income(b)	2.60%	1.95%	1.71%	.75%	1.57%
Portfolio turnover rate**	36%	42%	41%	51%	77%

See footnote summary on page 96.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.61	$ 10.71	$ 10.27	$ 10.64	$ 10.71

Income From Investment Operations
Net investment income(a)(b)	.19	.13	.10	.00	(c)	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	(.11)	.50	(.31)	(.01)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.18)	.02	.60	(.31)	.06

Less: Dividends
Dividends from net investment income	(.19)	(.12)	(.16)	(.06)	(.13)

Net asset value, end of period	$ 10.24	$ 10.61	$ 10.71	$ 10.27	$ 10.64

Total Return
Total investment return based on net asset value(d)	(1.77)%	.16%	5.86%	(2.93)%	.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,391	$3,627	$2,505	$2,679	$3,596
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.03%	1.76%	1.72%	1.58%	1.51%
Expenses, before waivers/reimbursements(e)	2.29%	2.09%	2.16%	2.07%	1.86%
Net investment income(b)	1.77%	1.26%	.96%	.06%	.70%
Portfolio turnover rate**	36%	42%	41%	51%	77%

See footnote summary on page 96.

88 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.84	$ 10.93	$ 10.46	$ 10.79	$ 10.82

Income From Investment Operations
Net investment income(a)(b)	.30	.25	.22	.13	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	(.13)	.49	(.33)	(.03)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.07)	.12	.71	(.20)	.16

Less: Dividends
Dividends from net investment income	(.28)	(.21)	(.24)	(.13)	(.19)

Net asset value, end of period	$ 10.49	$ 10.84	$ 10.93	$ 10.46	$ 10.79

Total Return
Total investment return based on net asset value(d)	(.68)%	1.15%	6.87%	(1.90)%	1.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$150,011	$107,545	$29,186	$18,343	$16,144
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.05%	.77%	.73%	.58%	.52%
Expenses, before waivers/reimbursements(e)	1.31%	1.10%	1.16%	1.06%	.86%
Net investment income(b)	2.80%	2.31%	2.04%	1.23%	1.77%
Portfolio turnover rate**	36%	42%	41%	51%	77%

See footnote summary on page 96.

abfunds.com	AB BOND INFLATION STRATEGY | 89

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.82	$ 10.89	$ 10.44	$ 10.78	$ 10.81

Income From Investment Operations
Net investment income (loss)(a)(b)	.24	.21	.29	(.08)	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	(.12)	.37	(.19)	(.02)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.13)	.09	.66	(.27)	.12

Less: Dividends
Dividends from net investment income	(.23)	(.16)	(.21)	(.07)	(.15)

Net asset value, end of period	$ 10.46	$ 10.82	$ 10.89	$ 10.44	$ 10.78

Total Return
Total investment return based on net asset value(d)	(1.15)%	.80	%‡	6.41%	(2.49)%	1.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,354	$5,364	$408	$20	$230
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.54%	1.29%	1.24%	1.06%	1.01%
Expenses, before waivers/reimbursements(e)	1.90%	1.67%	1.71%	1.50%	1.40%
Net investment income (loss)(b)	2.24%	2.08%	2.71%	(.68)%	1.26%
Portfolio turnover rate**	36%	42%	41%	51%	77%
See footnote summary on page 96.

90 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.81	$ 10.89	$ 10.42	$ 10.77	$ 10.80

Income From Investment Operations
Net investment income(a)(b)	.27	.21	.20	.07	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.38)	(.11)	.49	(.31)	(.03)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.11)	.10	.69	(.24)	.14

Less: Dividends
Dividends from net investment income	(.25)	(.18)	(.22)	(.11)	(.17)

Net asset value, end of period	$ 10.45	$ 10.81	$ 10.89	$ 10.42	$ 10.77

Total Return
Total investment return based on net asset value(d)	(1.01)%	.96%	6.66%	(2.24)%	1.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,055	$2,903	$2,409	$1,616	$2,219
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.35%	1.01%	.98%	.83%	.76%
Expenses, before waivers/reimbursements(e)	1.65%	1.37%	1.36%	1.17%	1.07%
Net investment income(b)	2.57%	1.95%	1.87%	.70%	1.57%
Portfolio turnover rate**	36%	42%	41%	51%	77%

See footnote summary on page 96.

abfunds.com	AB BOND INFLATION STRATEGY | 91

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.74	$ 10.84	$ 10.38	$ 10.73	$ 10.77

Income From Investment Operations
Net investment income (loss)(a)(b)	.28	.24	.22	(.06)	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.36)	(.12)	.50	(.14)	(.06)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.08)	.12	.72	(.20)	.16

Less: Dividends
Dividends from net investment income	(.28)	(.22)	(.26)	(.15)	(.20)

Net asset value, end of period	$ 10.38	$ 10.74	$ 10.84	$ 10.38	$ 10.73

Total Return
Total investment return based on net asset value(d)	(.73)%	1.15%	6.98%	(1.88)%	1.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,688	$642	$345	$265	$841
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.11%	.76%	.72%	.57%	.51%
Expenses, before waivers/reimbursements(e)	1.34%	.99%	1.03%	.76%	.69%
Net investment income (loss)(b)	2.67%	2.25%	2.08%	(.50)%	2.06%
Portfolio turnover rate**	36%	42%	41%	51%	77%

See footnote summary on page 96.

92 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.69	$ 10.80	$ 10.35	$ 10.71	$ 10.76

Income From Investment Operations
Net investment income(a)(b)	.28	.22	.20	.10	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.36)	(.11)	.51	(.32)	(.04)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.08)	.11	.71	(.22)	.15

Less: Dividends
Dividends from net investment income	(.28)	(.22)	(.26)	(.14)	(.20)

Net asset value, end of period	$ 10.33	$ 10.69	$ 10.80	$ 10.35	$ 10.71

Total Return
Total investment return based on net asset value(d)	(.77	)%‡	1.01%	6.89%	(2.04)%	1.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$306,620	$274,366	$226,408	$253,402	$288,565
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.14%	.86%	.82%	.68%	.61%
Expenses, before waivers/reimbursements(e)	1.28%	1.04%	1.03%	.87%	.77%
Net investment income(b)	2.66%	2.10%	1.86%	.98%	1.75%
Portfolio turnover rate**	36%	42%	41%	51%	77%

See footnote summary on page 96.

abfunds.com	AB BOND INFLATION STRATEGY | 93

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.69	$ 10.79	$ 10.35	$ 10.71	$ 10.75

Income From Investment Operations
Net investment income(a)(b)	.29	.24	.20	.11	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	(.11)	.51	(.32)	(.03)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.08)	.13	.71	(.21)	.17

Less: Dividends
Dividends from net investment income	(.29)	(.23)	(.27)	(.15)	(.21)

Net asset value, end of period	$ 10.32	$ 10.69	$ 10.79	$ 10.35	$ 10.71

Total Return
Total investment return based on net asset value(d)	(.77)%	1.21%	6.92%	(1.95)%	1.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,705	$54,118	$37,207	$40,897	$47,314
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.03%	.76%	.72%	.58%	.51%
Expenses, before waivers/reimbursements(e)	1.17%	.94%	.93%	.77%	.67%
Net investment income(b)	2.78%	2.24%	1.93%	1.09%	1.87%
Portfolio turnover rate**.	36%	42%	41%	51%	77%

See footnote summary on page 96.

94 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,	December 11, 2014(f) to October 31, 2015
2018	2017	2016

Net asset value, beginning of period	$ 10.72	$ 10.82	$ 10.38	$ 10.62

Income From Investment Operations
Net investment income(a)(b)	.28	.24	.25	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.36)	(.11)	.46	(.28)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.08)	.13	.71	(.09)

Less: Dividends
Dividends from net investment income	(.29)	(.23)	(.27)	(.15)

Net asset value, end of period	$ 10.35	$ 10.72	$ 10.82	$ 10.38

Total Return
Total investment return based on net asset value(d)	(.77)%	1.19%	6.89%	(.86)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,142	$16,019	$11,576	$3,821
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.06%	.76%	.73%	.61	%^
Expenses, before waivers/reimbursements(e)	1.21%	.94%	.95%	.84	%^
Net investment income(b)	2.69%	2.22%	2.40%	2.09	%^
Portfolio turnover rate**	36%	42%	41%	51%

See footnote summary on page 96.

abfunds.com	AB BOND INFLATION STRATEGY | 95

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,
	2018	2017	2016	2015	2014

Class A
Net of waivers/reimbursements	.75%	.75%	.76%	.80%	.79%
Before waivers/reimbursements	1.01%	1.07%	1.20%	1.28%	1.13%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.48%
Before waivers/reimbursements	1.76%	1.82%	1.94%	1.99%	1.84%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.49%
Before waivers/reimbursements	.76%	.83%	.93%	.98%	.84%
Class R
Net of waivers/reimbursements	1.00%	1.00%	1.00%	1.00%	.99%
Before waivers/reimbursements	1.36%	1.38%	1.47%	1.44%	1.38%
Class K
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.74%
Before waivers/reimbursements	1.05%	1.10%	1.13%	1.09%	1.05%
Class I
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.49%
Before waivers/reimbursements	.73%	.72%	.81%	.69%	.67%
Class 1
Net of waivers/reimbursements	.60%	.60%	.60%	.60%	.59%
Before waivers/reimbursements	.74%	.77%	.81%	.79%	.74%
Class 2
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.49%
Before waivers/reimbursements	.64%	.67%	.71%	.69%	.64%
Class Z(g)
Net of waivers/reimbursements	.50%	.50%	.50%	.50%^	N/A
Before waivers/reimbursements	.65%	.68%	.72%	.73%^	N/A

(f)	Commencement of distributions.

(g)	Commenced distribution on December 11, 2014.

**	The Fund accounts for dollar roll transactions as purchases and sales.

‡

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

96 | AB BOND INFLATION STRATEGY	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of AB Bond Inflation Strategy Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, of AB Bond Inflation Strategy Portfolio (the “Fund”), (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Bond Fund, Inc.) at October 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

abfunds.com	AB BOND INFLATION STRATEGY | 97

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 28, 2018

98 | AB BOND INFLATION STRATEGY	abfunds.com

2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2018. For foreign shareholders, 97.22% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

abfunds.com	AB BOND INFLATION STRATEGY | 99

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Michael Canter(2), Vice President Shawn E. Keegan(2), Vice President Janaki Rao(2), Vice President Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Core Fixed-Income Team. Messrs. Canter, Keegan, Rao and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

100 | AB BOND INFLATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	95	None

abfunds.com	AB BOND INFLATION STRATEGY | 101

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS
Marshall C. Turner, Jr.,## Chairman of the Board 77 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

102 | AB BOND INFLATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
William H. Foulk, Jr.,##,^ 86 (1998)

Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.

		95	None

abfunds.com	AB BOND INFLATION STRATEGY | 103

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Nancy P. Jacklin,## 70 (2006)

Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.

		95	None

104 | AB BOND INFLATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Carol C. McMullen,## 63 (2016)

Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.

		95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Garry L. Moody,## 66 (2008)

Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.

		95	None

Earl D. Weiner,## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

*

The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention Legal and Compliance Department — Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Mr. Foulk is expected to retire on or about December 31, 2018.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Michael Canter 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Shawn E. Keegan 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Greg J. Wilensky 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Janaki Rao 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since March 2013. Previously, he was a Vice President with Morgan Stanley from 2005 to March 2013.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2013.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser,** with which he has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS,** with which she has been associated since prior to 2013.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Bond Fund, Inc. in respect of AB Bond Inflation Strategy (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature

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and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider

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(the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund

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and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established

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methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Bond Inflation Strategy (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive

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materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio

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management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the

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Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the

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Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; (iv) must service, and be marketed to, retail investors and financial intermediaries; and (v) requires a larger sales support infrastructure. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

120 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB BOND INFLATION STRATEGY | 121

NOTES

122 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB BOND INFLATION STRATEGY | 123

NOTES

124 | AB BOND INFLATION STRATEGY	abfunds.com

AB BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

BIS-0151-1018

OCT    10.31.18

ANNUAL REPORT

AB FLEXFEETM HIGH YIELD PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB FlexFee High Yield Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 1

ANNUAL REPORT

December 14, 2018

This report provides management’s discussion of fund performance for AB FlexFee High Yield Portfolio (formerly AB High Yield Portfolio) for the annual reporting period ended October 31, 2018.

Effective February 26, 2018, the Fund implemented a performance-based, or fulcrum, advisory fee. Accordingly, performance information shown prior to February 26, 2018 does not reflect performance fee adjustments and would have been different if the Fund had been managed under the performance (fulcrum) fee arrangement.

The Fund’s investment objective is to seek to maximize total return consistent with prudent investment management.

NAV RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	6 Months	12 Months
AB FLEXFEE HIGH YIELD PORTFOLIO[1]
Advisor Class Shares	0.64%	1.32%
Primary Benchmark:[2] Markit iBoxx USD Liquid High Yield Index	1.46%	0.97%
Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	1.14%	0.98%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of the Fund for the six- and 12-month periods ended October 31, 2018, by 0.03% and 0.03%, respectively. Also includes the impact of a reimbursement from the Adviser for trading losses incurred due to a trade entry error, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended October 31, 2018, by 0.00% and 0.01%, respectively.

2

Effective February 26, 2018, the broad-based index used for comparison with the Fund’s performance changed from the Bloomberg Barclays US Corporate HY 2% Issuer Capped Index to the Markit iBoxx USD Liquid High Yield Index in connection with the implementation of a performance (fulcrum) fee arrangement for the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Markit iBoxx USD Liquid High Yield Index, for the six- and 12-month periods ended October 31, 2018. The table also includes the Bloomberg Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index.

The Fund outperformed the benchmark for the 12-month period and underperformed for the six-month period. The Fund’s new advisory fee, which is performance-based, was being accrued at its minimum rate. (The actual advisory fee payable by the Fund for its current performance period will be determined based on the Fund’s performance relative to the benchmark as of the end of such period, which runs from February 26, 2018 through December 31, 2018.)

2 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

During the 12-month period, the Fund delivered positive absolute returns. Sector/security selection contributed in absolute terms, primarily within high-yield corporates, as well as bank loans and commercial mortgage-backed securities, while a position in emerging-market corporate bonds offset some of these gains. Overall currency allocation was a modest contributor. The Fund’s duration exposure in the US detracted, as rates rose across the board.

During the six-month period, the Fund posted positive absolute returns. Sector/security selection drove the positive performance, helped most by holdings within high-yield corporates and, to a lesser extent, bank loans. A position in emerging-market corporates detracted. The Fund’s US duration position also detracted as yields moved higher in the period.

During both periods, the Fund utilized derivatives in the form of futures and interest rate swaps to hedge duration risk. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single name and index, were used to take active exposure as well as to hedge investment-grade and high-yield credit risk taken through cash bonds. Total return swaps were used to create synthetic high-yield exposure. Purchased equity options were used to take active exposure. Currency options, both written and purchased, were used to hedge foreign currency exposure. Written and purchased swaptions were used to manage and/or take active yield-curve positioning.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets had mixed performance over the 12-month period, as volatility spiked in the latter part of the period on tighter monetary policy and the onset of a global trade war. Developed-market treasuries rallied, outperforming the positive returns of emerging-market local-currency government bonds, while global high yield and investment-grade securities ended the period in negative territory. A stronger US dollar, slowing Chinese growth, the global trade war and a hawkish US Federal Reserve (the “Fed”) weighed on emerging markets.

The Fed raised interest rates four times in the period, while the European Central Bank started to scale back asset purchases but updated forward guidance to say that it would not change its policy rate until summer 2019 at the earliest. The Bank of Japan tweaked its monetary policy, holding rates and yields steady, but widening the band around 10-year yields, potentially allowing them to move higher.

Midway through the period, US yields began to raise dramatically, with the 10- and 30-year Treasury yields eventually soaring to multiyear highs, on the back of higher inflation forecasts, the Fed’s expected rate hike path and a robust US labor market. The US administration announced tariffs on imports from China, the European Union, Mexico and Canada, all of which reciprocated with tariffs on the US, triggering a global trade war. An

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 3

upsurge in geopolitical uncertainty, including governmental turmoil in Italy, sparked a flight to higher quality bonds.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-yield strategy with a global, multi-sector approach. The Team invests in corporate bonds from US and non-US issuers and government bonds from developed and emerging markets, primarily focusing on lower-rated bonds (but may also invest in investment-grade bonds).

INVESTMENT POLICIES

At least 80% of the Fund’s net assets will, under normal circumstances, be invested in fixed-income securities rated Ba1 or lower by Moody’s Investors Service or BB+ or lower by S&P Global Ratings or Fitch Ratings (commonly known as “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may also invest in equity securities.

In selecting securities for purchase or sale by the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

The Fund will most often invest in securities of US issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies. Fluctuations in currency exchange rates can have a dramatic impact on the returns of fixed-income securities denominated in foreign currencies. The Adviser may or may not hedge any foreign currency exposure through the use of currency-related derivatives.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default and interest rate swaps to gain exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency-related derivatives. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure substantially in excess of the Fund’s net assets.

4 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Markit iBoxx USD Liquid High Yield Index and the Bloomberg Barclays US Corporate HY 2% Issuer Capped Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Markit iBoxx USD Liquid High Yield Index consists of USD high-yield bond issues with more than $400 million outstanding, selected to provide a balanced representation of the broad USD high-yield liquid corporate bond universe. The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate HY Index. The Bloomberg Barclays US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest-rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and

6 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

Performance information prior to July 26, 2016 shown in this report reflects the historical performance of the AB High Yield Portfolio, a series of the AB Pooling Portfolios (the “Accounting Survivor”), adjusted to reflect the expense ratio of Advisor Class shares of the Fund as of July 26, 2016. Upon completion of a reorganization of the Accounting Survivor into the Fund on July 26, 2016, the Fund assumed the performance and financial history of the Accounting Survivor. At the time of the reorganization, the Accounting Survivor and the Fund had substantially similar investment objectives and strategies.

Effective February 26, 2018, the Fund implemented a performance-based, or fulcrum, advisory fee. Accordingly, performance information shown prior to February 26, 2018 does not reflect performance fee adjustments and would have been different if the Fund had been managed under the performance (fulcrum) fee arrangement. Effective February 26, 2018, all previously offered shares of the Fund, including Class Z shares, were converted to Advisor Class shares.

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2008 TO 10/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB FlexFee High Yield Portfolio Advisor Class shares (from 10/31/2008 to 10/31/2018) as compared to the performance of the Fund’s benchmarks.

8 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
ADVISOR CLASS SHARES[2]			2.92%
1 Year	1.32%	1.32%
5 Years	4.40%	4.40%
10 Years	11.75%	11.75%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
ADVISOR CLASS SHARES
1 Year	3.66%
5 Years	5.32%
10 Years	10.18%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 2.42% for Advisor Class shares, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratio exclusive of the Fund’s advisory fees, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.10% for Advisor Class shares. These waivers/reimbursements may not be terminated before December 31, 2019. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2018.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 5/1/2018	Ending Account Value 10/31/2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Advisor Class
Actual	$1,000	$1,006.40	$1.47	0.29%	$1.57	0.31%
Hypothetical**	$1,000	$1,023.74	$1.48	0.29%	$1.58	0.31%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

October 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $34.0

1

All data are as of October 31, 2018. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.1% or less in the following security types: Investment Companies, Options Purchased–Calls, Rights and Warrants.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS

October 31, 2018

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 75.3%
Industrial – 66.3%
Basic – 5.4%
AK Steel Corp. 7.50%, 7/15/23	U.S.$	30	$30,462
7.625%, 10/01/21		13	12,775
Berry Global, Inc. 5.125%, 7/15/23		8	7,960
CF Industries, Inc. 4.95%, 6/01/43		10	8,525
5.375%, 3/15/44		57	50,658
7.125%, 5/01/20		14	14,574
Cleveland-Cliffs, Inc. 5.75%, 3/01/25		28	26,466
Commercial Metals Co. 4.875%, 5/15/23		50	48,746
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 2/01/26(a)		41	38,822
Eldorado Gold Corp. 6.125%, 12/15/20(a)		12	11,235
ERP Iron Ore, LLC 9.039%, 12/31/19(b)(c)(d)(e)(f)(g)		7	7,003
Flex Acquisition Co., Inc. 6.875%, 1/15/25(a)		7	6,544
FMG Resources (August 2006) Pty Ltd. 4.75%, 5/15/22(a)		41	39,731
5.125%, 3/15/23-5/15/24(a)		111	105,681
Freeport-McMoRan, Inc. 3.10%, 3/15/20		28	27,592
3.55%, 3/01/22		183	173,540
3.875%, 3/15/23		31	29,057
5.45%, 3/15/43		25	21,183
Graphic Packaging International LLC 4.75%, 4/15/21		26	26,000
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(a)		29	30,189
Hexion, Inc. 6.625%, 4/15/20		145	128,276
Huntsman International LLC 4.875%, 11/15/20		40	40,267
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(a)		151	161,718
Lecta SA 6.50%, 8/01/23(a)	EUR	105	122,477

12 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(b)(c)(h)(i)	U.S.$	60	$1
Momentive Performance Materials, Inc. 3.88%, 10/24/21		43	46,019
8.875%, 10/15/20(b)(c)(f)(j)		33	– 0	–
New Gold, Inc. 6.25%, 11/15/22(a)		9	7,828
Novelis Corp. 5.875%, 9/30/26(a)		8	7,539
6.25%, 8/15/24(a)		35	34,489
Nufarm Australia Ltd./Nufarm Americas, Inc. 5.75%, 4/30/26(a)		20	18,691
Pactiv LLC 7.95%, 12/15/25		35	36,347
Peabody Energy Corp. 6.00%, 3/31/22(a)		45	45,204
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(a)		105	102,559
Sealed Air Corp. 4.875%, 12/01/22(a)		33	32,693
6.875%, 7/15/33(a)		70	72,029
SPCM SA 4.875%, 9/15/25(a)		58	53,871
Teck Resources Ltd. 5.20%, 3/01/42		36	32,069
5.40%, 2/01/43		32	29,466
8.50%, 6/01/24(a)		4	4,428
United States Steel Corp. 6.25%, 3/15/26		30	28,254
6.875%, 8/15/25		52	50,962
Valvoline, Inc. 5.50%, 7/15/24		7	6,950
W.R. Grace & Co.-Conn 5.125%, 10/01/21(a)		18	18,130
5.625%, 10/01/24(a)		24	24,849

			1,821,859

Capital Goods – 3.6%
A123 Systems, Inc. 3.75%, 4/15/16(b)(c)(e)(h)(k)		21	1,448
Arconic, Inc. 5.90%, 2/01/27		4	3,980
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.75%, 3/15/24(a)	EUR	100	112,713
4.25%, 9/15/22(a)	U.S.$	79	76,127

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.625%, 5/15/23(a)	U.S.$	17	$17,040
7.25%, 5/15/24(a)		3	2,933
Ball Corp. 4.375%, 12/15/20		27	27,166
5.00%, 3/15/22		50	50,281
BBA US Holdings, Inc. 5.375%, 5/01/26(a)		11	10,879
Bombardier, Inc. 5.75%, 3/15/22(a)		183	180,897
6.00%, 10/15/22(a)		35	34,421
6.125%, 1/15/23(a)		5	4,946
7.50%, 12/01/24(a)		50	50,763
BWAY Holding Co. 4.75%, 4/15/24(a)	EUR	105	119,847
7.25%, 4/15/25(a)	U.S.$	4	3,797
Clean Harbors, Inc. 5.125%, 6/01/21		52	51,541
Cleaver-Brooks, Inc. 7.875%, 3/01/23(a)		14	14,127
Crown Cork & Seal Co., Inc. 7.375%, 12/15/26		20	21,421
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(a)		5	4,750
GFL Environmental, Inc. 5.375%, 3/01/23(a)		56	51,376
Hulk Finance Corp. 7.00%, 6/01/26(a)		25	23,137
JELD-WEN, Inc. 4.625%, 12/15/25(a)		6	5,376
4.875%, 12/15/27(a)		8	6,958
Mueller Water Products, Inc. 5.50%, 6/15/26(a)		44	43,563
Owens-Brockway Glass Container, Inc. 5.00%, 1/15/22(a)		20	19,350
RBS Global, Inc./Rexnord LLC 4.875%, 12/15/25(a)		57	53,561
Stevens Holding Co., Inc. 6.125%, 10/01/26(a)		20	19,909
Summit Materials LLC/Summit Materials Finance Corp. 6.125%, 7/15/23		20	19,486
TransDigm, Inc. 6.00%, 7/15/22		132	132,663
Triumph Group, Inc. 5.25%, 6/01/22		8	7,366
Waste Pro USA, Inc. 5.50%, 2/15/26(a)		42	40,151

			1,211,973

14 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 8.1%
Altice Financing SA 6.625%, 2/15/23(a)	U.S.$	67	$65,991
Altice France SA/France 7.375%, 5/01/26(a)		185	177,643
Cablevision Systems Corp. 5.875%, 9/15/22		85	85,439
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(a)		52	49,494
5.00%, 2/01/28(a)		189	176,118
5.125%, 2/15/23		29	28,399
5.125%, 5/01/27(a)		290	273,350
5.25%, 9/30/22		6	6,164
5.375%, 5/01/25(a)		12	12,014
5.75%, 2/15/26(a)		11	10,900
5.875%, 5/01/27(a)		23	22,428
Cequel Communications Holdings I LLC/Cequel Capital Corp. 7.75%, 7/15/25(a)		200	211,324
Clear Channel Worldwide Holdings, Inc. Series A 6.50%, 11/15/22		16	15,665
Series B 6.50%, 11/15/22		89	90,543
7.625%, 3/15/20		59	59,023
CSC Holdings LLC 5.375%, 2/01/28(a)		200	188,490
6.625%, 10/15/25(a)		3	2,744
DISH DBS Corp. 5.00%, 3/15/23		16	13,709
5.875%, 7/15/22		149	140,817
6.75%, 6/01/21		242	244,602
iHeartCommunications, Inc. 6.875%, 6/15/18(b)(c)(e)(h)		50	10,819
9.00%, 12/15/19(c)(d)		75	54,026
11.25%, 3/01/21(a)(c)(d)		10	6,772
Meredith Corp. 6.875%, 2/01/26(a)		57	56,986
Netflix, Inc. 4.875%, 4/15/28(a)		33	30,275
5.875%, 11/15/28(a)		69	67,790
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.875%, 3/15/25		8	8,029
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 2/15/25(a)		17	16,324
6.875%, 2/15/23(a)		17	16,320

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

RR Donnelley & Sons Co. 7.875%, 3/15/21	U.S.$	29	$30,026
Sinclair Television Group, Inc. 5.125%, 2/15/27(a)		9	8,127
5.625%, 8/01/24(a)		40	38,344
6.125%, 10/01/22		17	17,199
Sirius XM Radio, Inc. 3.875%, 8/01/22(a)		14	13,502
4.625%, 5/15/23(a)		6	5,829
5.00%, 8/01/27(a)		94	88,347
5.375%, 7/15/26(a)		35	34,180
6.00%, 7/15/24(a)		125	127,644
TEGNA, Inc. 5.125%, 7/15/20		25	25,449
6.375%, 10/15/23		68	69,604
Urban One, Inc. 7.375%, 4/15/22(a)		37	36,211
Ziggo Bond Co. BV 5.875%, 1/15/25(a)		18	16,639
Ziggo BV 5.50%, 1/15/27(a)		110	101,061

			2,754,360

Communications - Telecommunications – 7.2%
CenturyLink, Inc. Series G 6.875%, 1/15/28		65	61,101
Series S 6.45%, 6/15/21		36	37,286
Series T 5.80%, 3/15/22		133	133,323
Embarq Corp. 7.995%, 6/01/36		100	94,979
Frontier Communications Corp. 7.125%, 1/15/23		144	96,109
7.625%, 4/15/24		55	32,938
7.875%, 1/15/27		13	7,020
8.75%, 4/15/22		101	78,668
10.50%, 9/15/22		55	45,880
11.00%, 9/15/25		37	27,057
GTT Communications, Inc. 7.875%, 12/31/24(a)		6	5,653
Hughes Satellite Systems Corp. 6.50%, 6/15/19		29	29,532
6.625%, 8/01/26		30	28,567
7.625%, 6/15/21		19	20,437

16 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Intelsat Jackson Holdings SA 5.50%, 8/01/23	U.S.$	88	$79,136
8.00%, 2/15/24(a)		10	10,685
8.50%, 10/15/24(a)		35	34,691
9.50%, 9/30/22(a)		53	61,510
9.75%, 7/15/25(a)		56	58,639
Level 3 Financing, Inc. 5.125%, 5/01/23		60	59,643
5.25%, 3/15/26		66	62,993
5.375%, 1/15/24		50	49,500
Level 3 Parent LLC 5.75%, 12/01/22		54	53,521
Qwest Corp. 6.75%, 12/01/21		78	82,187
6.875%, 9/15/33		11	10,707
7.25%, 9/15/25		55	58,792
Sable International Finance Ltd. 6.875%, 8/01/22(a)		42	43,902
Sprint Capital Corp. 6.875%, 11/15/28		31	30,470
8.75%, 3/15/32		102	111,469
Sprint Communications, Inc. 7.00%, 3/01/20(a)		298	309,328
Sprint Corp. 7.625%, 3/01/26		44	45,734
7.875%, 9/15/23		22	23,477
T-Mobile USA, Inc. 4.50%, 2/01/26		192	179,883
4.75%, 2/01/28		4	3,700
6.375%, 3/01/25		27	27,846
6.50%, 1/15/24-1/15/26		136	142,145
Telecom Italia Capital SA 6.375%, 11/15/33		56	51,565
7.20%, 7/18/36		33	31,773
7.721%, 6/04/38		76	76,953
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 6.00%, 4/15/23(a)		29	27,857
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 1/15/27(a)		28	27,330

			2,453,986

Consumer Cyclical - Automotive – 1.6%
American Axle & Manufacturing, Inc. 6.25%, 4/01/25-3/15/26		45	42,978
BCD Acquisition, Inc. 9.625%, 9/15/23(a)		69	73,157

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cooper-Standard Automotive, Inc. 5.625%, 11/15/26(a)	U.S.$	5	$4,722
Dana Financing Luxembourg SARL 6.50%, 6/01/26(a)		12	11,610
Exide Technologies 7.00%, 4/30/25(b)(g)(i)(k)		97	61,123
11.00%, 4/30/22(b)(g)(i)		46	40,668
IHO Verwaltungs GmbH 4.125% (4.125% Cash or 4.875% PIK), 9/15/21(a)(g)		58	56,533
Meritor, Inc. 6.25%, 2/15/24		30	29,533
Navistar International Corp. 6.625%, 11/01/25(a)		43	43,848
Tenneco, Inc. 5.00%, 7/15/26		64	53,119
Tesla, Inc. 5.30%, 8/15/25(a)		84	74,931
Titan International, Inc. 6.50%, 11/30/23		47	44,122

			536,344

Consumer Cyclical - Entertainment – 0.5%
AMC Entertainment Holdings, Inc. 5.75%, 6/15/25		7	6,043
5.875%, 11/15/26		6	5,493
Cinemark USA, Inc. 4.875%, 6/01/23		25	24,407
National CineMedia LLC 5.75%, 8/15/26		21	19,612
NCL Corp., Ltd. 4.75%, 12/15/21(a)		12	12,036
Silversea Cruise Finance Ltd. 7.25%, 2/01/25(a)		34	36,725
Six Flags Entertainment Corp. 4.875%, 7/31/24(a)		20	18,913
VOC Escrow Ltd. 5.00%, 2/15/28(a)		52	48,874

			172,103

Consumer Cyclical - Other – 5.4%
Beazer Homes USA, Inc. 5.875%, 10/15/27		16	12,920
6.75%, 3/15/25		34	30,122
8.75%, 3/15/22		18	17,827
Caesars Entertainment Corp. 5.00%, 10/01/24(b)(k)		11	15,487

18 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Diamond Resorts International, Inc. 7.75%, 9/01/23(a)	U.S.$	24	$24,329
10.75%, 9/01/24(a)		22	21,624
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/25(a)		55	54,506
Hilton Domestic Operating Co., Inc. 4.25%, 9/01/24		95	91,158
5.125%, 5/01/26(a)		30	29,323
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		43	35,924
10.00%, 7/15/22(a)		22	21,185
10.50%, 7/15/24(a)		7	6,407
KB Home 7.00%, 12/15/21		22	23,072
7.50%, 9/15/22		10	10,759
8.00%, 3/15/20		6	6,108
Lennar Corp. 4.125%, 12/01/18-1/15/22		103	101,452
4.50%, 11/15/19-4/30/24		103	101,127
4.75%, 11/29/27		55	51,425
6.25%, 12/15/21(a)		1	755
6.25%, 12/15/21		22	22,798
8.375%, 1/15/21		20	21,450
Marriott Ownership Resorts, Inc./ILG LLC 6.50%, 9/15/26(a)		72	72,581
MDC Holdings, Inc. 5.50%, 1/15/24		36	35,038
5.625%, 2/01/20		23	23,688
6.00%, 1/15/43		91	72,713
Meritage Homes Corp. 7.00%, 4/01/22		29	30,537
MGM Resorts International 4.625%, 9/01/26		35	31,661
5.75%, 6/15/25		4	3,900
6.75%, 10/01/20		25	25,975
7.75%, 3/15/22		16	17,176
8.625%, 2/01/19		45	45,608
PulteGroup, Inc. 5.00%, 1/15/27		163	150,989
5.50%, 3/01/26		4	3,920
6.00%, 2/15/35		57	52,081
7.875%, 6/15/32		17	18,465
Scientific Games International, Inc. 10.00%, 12/01/22		8	8,380
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)		23	22,014

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.125%, 4/01/25(a)	U.S.$	60	$55,990
Standard Industries, Inc./NJ 4.75%, 1/15/28(a)		24	21,453
5.375%, 11/15/24(a)		68	65,351
5.50%, 2/15/23(a)		26	25,484
6.00%, 10/15/25(a)		39	37,970
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 7/15/26(a)		33	33,495
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(a)		16	15,144
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 3/01/24(a)		17	17,024
5.875%, 4/15/23(a)		8	7,880
Toll Brothers Finance Corp. 4.875%, 3/15/27		93	85,890
5.875%, 2/15/22		35	36,182
Wyndham Hotels & Resorts, Inc. 5.375%, 4/15/26(a)		25	24,282
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 5/15/27(a)		4	3,621
5.50%, 3/01/25(a)		90	85,582

			1,829,832

Consumer Cyclical - Restaurants – 0.3%
Golden Nugget, Inc. 8.75%, 10/01/25(a)		14	14,378
IRB Holding Corp. 6.75%, 2/15/26(a)		92	88,098

			102,476

Consumer Cyclical - Retailers – 1.3%
FirstCash, Inc. 5.375%, 6/01/24(a)		7	6,923
Group 1 Automotive, Inc. 5.25%, 12/15/23(a)		79	75,460
Hanesbrands, Inc. 4.625%, 5/15/24(a)		50	48,077
JC Penney Corp., Inc. 6.375%, 10/15/36		15	5,806
L Brands, Inc. 5.25%, 2/01/28		19	16,219
5.625%, 2/15/22-10/15/23		38	38,050
6.875%, 11/01/35		73	62,306
7.00%, 5/01/20		44	45,609

20 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21(a)	U.S.$	30	$18,119
Penske Automotive Group, Inc. 3.75%, 8/15/20		14	13,861
5.75%, 10/01/22		14	14,201
PetSmart, Inc. 7.125%, 3/15/23(a)		60	41,860
Sonic Automotive, Inc. 5.00%, 5/15/23		32	30,082
6.125%, 3/15/27		20	17,775

			434,348

Consumer Non-Cyclical – 10.5%
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(a)		49	44,468
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC 5.75%, 3/15/25		145	128,836
6.625%, 6/15/24		22	20,891
Avantor, Inc. 9.00%, 10/01/25(a)		154	155,470
Aveta, Inc. 10.50%, 3/01/21(b)(c)(f)(i)		297	– 0	–
Avon Products, Inc. 6.60%, 3/15/20		12	11,960
Bausch Health Cos., Inc. 5.50%, 3/01/23(a)		102	96,279
5.625%, 12/01/21(a)		156	153,660
5.875%, 5/15/23(a)		155	148,120
Bausch Health Cos., Inc./US 8.50%, 1/31/27(a)		120	122,665
Charles River Laboratories International, Inc. 5.50%, 4/01/26(a)		5	4,988
CHS/Community Health Systems, Inc. 5.125%, 8/01/21		79	75,016
6.25%, 3/31/23		28	25,749
8.125%, 6/30/24(a)		63	49,408
DaVita, Inc. 5.00%, 5/01/25		88	83,204
5.125%, 7/15/24		85	81,039
5.75%, 8/15/22		14	14,172
Dean Foods Co. 6.50%, 3/15/23(a)		7	6,450
Eagle Holding Co. II LLC 7.625% (7.625% Cash or 8.375% PIK), 5/15/22(a)(g)		99	99,633

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Encompass Health Corp. 5.75%, 9/15/25	U.S.$	30	$29,835
Endo Finance LLC 5.75%, 1/15/22(a)		87	79,450
Endo Finance LLC/Endo Finco, Inc. 5.375%, 1/15/23(a)		81	69,178
Envision Healthcare Corp. 8.75%, 10/15/26(a)		5	4,851
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		83	81,588
Hadrian Merger Sub, Inc. 8.50%, 5/01/26(a)		40	38,316
HCA, Inc. 4.25%, 10/15/19		142	143,067
4.50%, 2/15/27		105	101,882
4.75%, 5/01/23		108	108,761
5.00%, 3/15/24		32	32,416
5.375%, 9/01/26		33	32,732
5.625%, 9/01/28		35	34,648
5.875%, 2/15/26		54	55,217
6.50%, 2/15/20		157	162,238
7.05%, 12/01/27		95	100,345
Immucor, Inc. 11.125%, 2/15/22(a)		20	20,566
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(a)		146	148,951
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(a)		25	20,509
5.625%, 10/15/23(a)		32	27,547
5.75%, 8/01/22(a)		99	88,967
MEDNAX, Inc. 5.25%, 12/01/23(a)		107	106,840
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 6.625%, 5/15/22(a)		14	13,453
Post Holdings, Inc. 5.625%, 1/15/28(a)		54	50,768
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/01/23(a)		82	86,838
Spectrum Brands, Inc. 6.625%, 11/15/22		51	51,948
Tenet Healthcare Corp. 4.375%, 10/01/21		25	24,699
4.50%, 4/01/21		48	47,252
6.00%, 10/01/20		85	87,129
6.75%, 6/15/23		98	97,491

22 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.00%, 8/01/25	U.S.$	4	$3,927
7.50%, 1/01/22(a)		19	19,323
8.125%, 4/01/22		162	169,262
Vizient, Inc. 10.375%, 3/01/24(a)		117	127,235

			3,589,237

Energy – 14.6%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 7.875%, 12/15/24		76	67,842
Antero Resources Corp. 5.00%, 3/01/25		30	29,140
5.125%, 12/01/22		99	98,550
5.625%, 6/01/23		55	54,930
Berry Petroleum Co. LLC 6.375%, 9/15/22(b)(c)(e)(f)		56	– 0	–
7.00%, 2/15/26(a)		25	24,845
Bristow Group, Inc. 8.75%, 3/01/23(a)		39	37,077
Bruin E&P Partners LLC 8.875%, 8/01/23(a)		67	66,063
California Resources Corp. 5.50%, 9/15/21		19	16,576
8.00%, 12/15/22(a)		148	131,626
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23		107	105,134
8.25%, 7/15/25		8	8,344
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25		74	75,753
Cheniere Energy Partners LP 5.625%, 10/01/26(a)		68	66,859
Chesapeake Energy Corp. 4.875%, 4/15/22		37	35,205
5.75%, 3/15/23		20	19,025
6.125%, 2/15/21		68	68,680
6.875%, 11/15/20		1	605
8.00%, 12/15/22(a)		21	21,891
8.00%, 1/15/25-6/15/27		134	133,964
Covey Park Energy LLC/Covey Park Finance Corp. 7.50%, 5/15/25(a)		176	172,920
DCP Midstream Operating LP 4.95%, 4/01/22		35	35,207
Denbury Resources, Inc. 7.50%, 2/15/24(a)		39	38,218
9.00%, 5/15/21(a)		20	20,864
9.25%, 3/31/22(a)		72	75,043

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	U.S.$	68	$47,402
7.875%, 8/15/25		62	61,103
Energy Transfer LP 4.25%, 3/15/23		87	86,218
7.50%, 10/15/20		18	18,698
Ensco PLC 4.50%, 10/01/24		7	5,453
5.20%, 3/15/25		136	111,793
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 9/01/22		78	54,364
9.375%, 5/01/24(a)		131	99,537
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 6/15/24		45	41,058
6.25%, 5/15/26		98	88,935
6.50%, 10/01/25		47	43,540
6.75%, 8/01/22		12	12,093
Gulfport Energy Corp. 6.00%, 10/15/24		125	117,350
6.375%, 5/15/25-1/15/26		79	73,959
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(a)		128	128,179
HighPoint Operating Corp. 7.00%, 10/15/22		87	85,553
8.75%, 6/15/25		38	38,635
Hilcorp Energy I LP/Hilcorp Finance Co. 5.00%, 12/01/24(a)		7	6,629
5.75%, 10/01/25(a)		127	123,982
Indigo Natural Resources LLC 6.875%, 2/15/26(a)		142	134,194
Laredo Petroleum, Inc. 6.25%, 3/15/23		22	21,671
Murphy Oil Corp. 4.00%, 6/01/22		26	25,091
5.875%, 12/01/42		21	18,638
Murphy Oil USA, Inc. 5.625%, 5/01/27		2	2,283
Nabors Industries, Inc. 4.625%, 9/15/21		34	32,810
5.00%, 9/15/20		9	8,930
5.50%, 1/15/23		104	97,739
5.75%, 2/01/25		35	32,260
Nine Energy Service, Inc. 8.75%, 11/01/23(a)		41	41,573

24 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Noble Holding International Ltd. 7.75%, 1/15/24	U.S.$	77	$71,977
7.95%, 4/01/25		20	17,982
Oasis Petroleum, Inc. 6.875%, 1/15/23		9	9,081
Parkland Fuel Corp. 6.00%, 4/01/26(a)		67	65,645
PBF Holding Co. LLC/PBF Finance Corp. 7.25%, 6/15/25		13	13,397
PDC Energy, Inc. 5.75%, 5/15/26		111	101,854
Precision Drilling Corp. 7.125%, 1/15/26(a)		48	47,687
QEP Resources, Inc. 5.25%, 5/01/23		100	95,809
5.375%, 10/01/22		34	32,855
Range Resources Corp. 4.875%, 5/15/25		42	38,630
5.00%, 8/15/22-3/15/23		166	161,624
5.875%, 7/01/22		2	2,015
Rowan Cos., Inc. 4.75%, 1/15/24		10	8,608
5.85%, 1/15/44		35	26,124
Sable Permian Resources Land LLC/AEPB Finance Corp. 7.125%, 11/01/20(a)		13	7,875
Sanchez Energy Corp. 6.125%, 1/15/23		45	16,751
7.25%, 2/15/23(a)		45	41,208
7.75%, 6/15/21		20	10,368
SandRidge Energy, Inc. 7.50%, 2/15/23(b)(c)(e)(f)		29	– 0	–
8.125%, 10/15/22(b)(c)(e)(f)		47	– 0	–
SemGroup Corp. 6.375%, 3/15/25		16	15,464
7.25%, 3/15/26		24	23,286
SemGroup Corp./Rose Rock Finance Corp. 5.625%, 11/15/23		65	61,451
SM Energy Co. 5.00%, 1/15/24		25	23,812
5.625%, 6/01/25		35	33,671
6.125%, 11/15/22		24	24,331
6.625%, 1/15/27		39	39,166
Southern Star Central Corp. 5.125%, 7/15/22(a)		35	34,552
SRC Energy, Inc. 6.25%, 12/01/25		23	21,410

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23(a)	U.S.$	40	$38,637
5.50%, 2/15/26(a)		109	104,177
5.875%, 3/15/28(a)		67	62,434
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.125%, 11/15/19		36	36,000
4.25%, 11/15/23		19	17,919
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(a)		41	42,224
Transocean, Inc. 6.80%, 3/15/38		102	82,241
7.50%, 1/15/26(a)		18	17,662
9.00%, 7/15/23(a)		24	25,679
Vantage Drilling International 7.50%, 11/01/19(b)(c)(e)(f)		46	– 0	–
10.00%, 12/31/20(b)(e)		1	1,131
10.00%, 12/31/20(b)(i)		1	857
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(a)		61	56,425
Weatherford International LLC 9.875%, 3/01/25(a)		31	24,323
Weatherford International Ltd. 4.50%, 4/15/22		10	7,390
5.875%, 7/01/21(k)		35	27,041
7.75%, 6/15/21		66	54,862
9.875%, 2/15/24		73	57,052
Whiting Petroleum Corp. 1.25%, 4/01/20(k)		28	26,543
5.75%, 3/15/21		105	105,873
6.25%, 4/01/23		9	9,030
6.625%, 1/15/26		42	41,978
WPX Energy, Inc. 5.75%, 6/01/26		27	26,927

			4,977,069

Other Industrial – 1.1%
American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/23(a)		25	24,753
American Tire Distributors, Inc. 10.25%, 3/01/22(a)(c)(d)		112	19,372
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		105	103,393
7.00%, 6/15/23		40	39,549

26 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Laureate Education, Inc. 8.25%, 5/01/25(a)	U.S.$	61	$65,593
Spectrum Brands Holdings, Inc. 7.75%, 1/15/22		133	136,189

			388,849

Services – 2.6%
ADT Security Corp. (The) 3.50%, 7/15/22		107	99,832
4.125%, 6/15/23		49	45,435
4.875%, 7/15/32(a)		108	85,198
Aptim Corp. 7.75%, 6/15/25(a)		25	20,948
APX Group, Inc. 7.875%, 12/01/22		109	109,599
8.75%, 12/01/20		29	28,876
Aramark Services, Inc. 5.00%, 4/01/25-2/01/28(a)		26	25,213
5.125%, 1/15/24		7	6,666
Carriage Services, Inc. 6.625%, 6/01/26(a)		30	30,068
GEO Group, Inc. (The) 5.125%, 4/01/23		18	16,746
5.875%, 1/15/22-10/15/24		42	41,397
6.00%, 4/15/26		8	7,353
Monitronics International, Inc. 9.125%, 4/01/20		14	10,464
Nielsen Co. Luxembourg SARL (The) 5.50%, 10/01/21(a)		28	28,118
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		30	29,236
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(a)		73	77,392
Refinitiv US Holdings, Inc. 6.25%, 5/15/26(a)		20	19,867
8.25%, 11/15/26(a)		15	14,582
Ritchie Bros Auctioneers, Inc. 5.375%, 1/15/25(a)		12	11,822
Sabre GLBL, Inc. 5.25%, 11/15/23(a)		79	78,319
Team Health Holdings, Inc. 6.375%, 2/01/25(a)		81	69,393
Verscend Escrow Corp. 9.75%, 8/15/26(a)		34	34,035

			890,559

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Technology – 2.3%
Amkor Technology, Inc. 6.375%, 10/01/22	U.S.$	20		$20,135
Banff Merger Sub, Inc. 9.75%, 9/01/26(a)		111		107,521
CDK Global, Inc. 5.875%, 6/15/26		50		50,382
Conduent Finance, Inc./Conduent Business Services LLC 10.50%, 12/15/24(a)		0	**	167
Dell International LLC/EMC Corp. 5.875%, 6/15/21(a)		59		59,958
Dell, Inc. 7.10%, 4/15/28		53		56,337
First Data Corp. 5.375%, 8/15/23(a)		81		81,659
5.75%, 1/15/24(a)		35		35,220
7.00%, 12/01/23(a)		10		10,255
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 SARL/Greeneden US Ho 10.00%, 11/30/24(a)		7		7,617
Goodman Networks, Inc. 8.00%, 5/11/22(b)		20		9,822
Harland Clarke Holdings Corp. 9.25%, 3/01/21(a)		18		15,882
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(a)(g)		4		4,010
Infor US, Inc. 6.50%, 5/15/22		78		77,816
IQVIA, Inc. 4.875%, 5/15/23(a)		27		26,767
Iron Mountain, Inc. 4.375%, 6/01/21(a)		20		20,298
Nokia Oyj 3.375%, 6/12/22		16		15,303
6.625%, 5/15/39		64		66,830
Rackspace Hosting, Inc. 8.625%, 11/15/24(a)		17		15,973
Sanmina Corp. 4.375%, 6/01/19(a)		8		8,432
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(a)		32		35,047
West Corp. 8.50%, 10/15/25(a)		19		17,230

28 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Western Digital Corp. 4.75%, 2/15/26	U.S.$	38	$35,141

			777,802

Transportation - Services – 1.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.50%, 4/01/23		77	75,049
EC Finance PLC 2.375%, 11/15/22(a)	EUR	100	112,314
Herc Rentals, Inc. 7.75%, 6/01/24(a)	U.S.$	8	8,881
Hertz Corp. (The) 5.50%, 10/15/24(a)		29	22,392
5.875%, 10/15/20		11	10,756
7.375%, 1/15/21		120	117,612
7.625%, 6/01/22(a)		39	37,340
Park Aerospace Holdings Ltd. 4.50%, 3/15/23(a)		15	14,304
5.25%, 8/15/22(a)		30	29,762
United Rentals North America, Inc. 4.625%, 7/15/23		20	19,855
5.75%, 11/15/24		48	47,963
6.50%, 12/15/26		54	54,633
XPO Logistics, Inc. 6.125%, 9/01/23(a)		48	49,391

			600,252

			22,541,049

Financial Institutions – 6.9%
Banking – 2.4%
Ally Financial, Inc. 4.125%, 3/30/20		19	19,246
8.00%, 11/01/31		151	182,032
Barclays Bank PLC 6.86%, 6/15/32(a)(l)		15	15,594
Barclays PLC 7.875%, 3/15/22(a)(l)		200	206,196
CIT Group, Inc. 5.00%, 8/15/22		65	65,349
5.25%, 3/07/25		32	32,245
6.125%, 3/09/28		19	19,727
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(l)		44	40,570
Royal Bank of Scotland Group PLC 2.012% (EURIBOR 3 Month + 2.33%), 12/31/18(a)(l)(m)	EUR	50	54,517

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.625%, 8/15/21(l)	U.S.$	117	$122,717
Societe Generale SA 8.00%, 9/29/25(a)(l)		31	31,982
SunTrust Banks, Inc. Series H 5.125%, 12/15/27(l)		13	11,938

			802,113

Brokerage – 0.2%
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(b)(c)(e)(h)		423	8,298
LPL Holdings, Inc. 5.75%, 9/15/25(a)		58	56,444

			64,742

Finance – 1.8%
Compass Group Diversified Holdings LLC 8.00%, 5/01/26(a)		45	45,905
Curo Group Holdings Corp. 8.25%, 9/01/25(a)		48	43,288
Enova International, Inc. 8.50%, 9/01/24-9/15/25(a)		94	89,108
goeasy Ltd. 7.875%, 11/01/22(a)		13	13,454
Navient Corp. 5.00%, 10/26/20		47	47,209
5.50%, 1/25/23		79	77,501
5.875%, 3/25/21		1	590
6.50%, 6/15/22		125	127,745
7.25%, 1/25/22-9/25/23		32	33,117
8.00%, 3/25/20		51	52,849
SLM Corp. 5.125%, 4/05/22		21	20,411
Springleaf Finance Corp. 6.875%, 3/15/25		48	45,918
TMX Finance LLC/TitleMax Finance Corp. 11.125%, 4/01/23(a)		23	21,619

			618,714

Insurance – 1.0%
Ambac Assurance Corp. 5.10%, 6/07/20(a)(b)		2	2,729
Genworth Holdings, Inc. 7.20%, 2/15/21		30	30,511
7.625%, 9/24/21		35	35,649
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		61	69,786
Polaris Intermediate Corp. 8.50%, 12/01/22(a)(g)		138	141,263

30 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

USIS Merger Sub, Inc. 6.875%, 5/01/25(a)	U.S.$	7	$6,867
WellCare Health Plans, Inc. 5.375%, 8/15/26(a)		65	64,923

			351,728

Other Finance – 0.6%
LHC3 PLC 4.125%, 8/15/24(a)(g)	EUR	100	112,476
NVA Holdings, Inc./United States 6.875%, 4/01/26(a)	U.S.$	26	25,770
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(a)		27	25,650
Travelport Corporate Finance PLC 6.00%, 3/15/26(a)		25	25,042

			188,938

REITS – 0.9%
Iron Mountain, Inc. 4.875%, 9/15/27(a)		85	75,809
5.25%, 3/15/28(a)		55	49,426
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 5/01/24		35	35,052
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27		56	52,596
5.25%, 8/01/26		40	38,144
5.50%, 5/01/24		26	26,289
SBA Communications Corp. 4.00%, 10/01/22		15	14,402
4.875%, 9/01/24		8	7,667

			299,385

			2,325,620

Utility – 2.1%
Electric – 1.8%
AES Corp./VA 4.00%, 3/15/21		54	53,491
Calpine Corp. 5.375%, 1/15/23		39	36,960
5.50%, 2/01/24		96	87,544
5.75%, 1/15/25		174	155,999
Talen Energy Supply LLC 4.60%, 12/15/21		49	46,085
6.50%, 6/01/25		77	57,296
10.50%, 1/15/26(a)		36	31,616

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Texas Competitive/TCEH 11.50%, 10/01/20(b)(c)(f)(i)	U.S.$	59	$	– 0	–
Vistra Energy Corp. 5.875%, 6/01/23		8		7,693
7.375%, 11/01/22		115		119,065
7.625%, 11/01/24		7		7,111

				602,860

Natural Gas – 0.3%
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23		125		123,172

				726,032

Total Corporates – Non-Investment Grade (cost $26,353,962)				25,592,701

CORPORATES – INVESTMENT GRADE – 10.2%
Financial Institutions – 5.3%
Banking – 1.7%
Bank of America Corp. 4.00%, 4/01/24		27		26,950
Series B 8.05%, 6/15/27		46		56,499
Series DD 6.30%, 3/10/26(l)		22		23,170
Series Z 6.50%, 10/23/24(l)		2		2,115
BNP Paribas SA 7.625%, 3/30/21(a)(l)		58		60,578
BPCE SA 5.70%, 10/22/23(a)		82		85,174
Credit Agricole SA 6.50%, 6/23/21(a)(l)	EUR	100		122,202
Goldman Sachs Group, Inc. (The) 2.00%, 7/27/23(a)		57		67,318
Morgan Stanley 5.00%, 11/24/25	U.S.$	39		39,879
Santander Holdings USA, Inc. 4.40%, 7/13/27		28		26,146
Standard Chartered PLC 3.95%, 1/11/23(a)		58		56,809
US Bancorp Series J 5.30%, 4/15/27(l)		17		17,117
Zions Bancorp NA 5.65%, 11/15/23		14		13,972

				597,929

32 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 1.6%
ACE Capital Trust II 9.70%, 4/01/30	U.S.$	20	$27,820
Allstate Corp. (The) 6.50%, 5/15/57		10	11,432
American International Group, Inc. Series A-9 5.75%, 4/01/48		40	37,966
Aviva PLC 3.375%, 12/04/45(a)	EUR	100	112,951
Berkshire Hathaway, Inc. 0.625%, 1/17/23		100	114,159
CNP Assurances 4.00%, 11/18/24(a)(l)		100	117,826
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	31	46,585
Prudential Financial, Inc. 5.625%, 6/15/43		70	71,138

			539,877

REITS – 2.0%
American Tower Corp. 3.375%, 10/15/26		62	57,105
EPR Properties 5.25%, 7/15/23		55	56,415
GLP Capital LP/GLP Financing II, Inc. 4.375%, 4/15/21		6	5,836
4.875%, 11/01/20		8	7,659
5.25%, 6/01/25		30	30,030
5.375%, 11/01/23-4/15/26		62	62,141
5.75%, 6/01/28		19	19,233
HCP, Inc. 3.875%, 8/15/24		50	48,684
4.20%, 3/01/24		9	8,925
National Retail Properties, Inc. 3.60%, 12/15/26		60	56,709
4.30%, 10/15/28		55	54,049
Omega Healthcare Investors, Inc. 4.375%, 8/01/23		47	46,502
Regency Centers LP 3.75%, 6/15/24		55	53,774
Sabra Health Care LP 5.125%, 8/15/26		59	56,669
Sabra Health Care LP/Sabra Capital Corp. 5.50%, 2/01/21		31	31,350
Senior Housing Properties Trust 6.75%, 12/15/21		9	9,258

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Spirit Realty LP 4.45%, 9/15/26	U.S.$	14	$13,300
Ventas Realty LP 3.25%, 10/15/26		47	43,001
4.125%, 1/15/26		15	14,617

			675,257

			1,813,063

Industrial – 4.8%
Basic – 0.6%
ArcelorMittal 5.50%, 3/01/21		22	22,754
7.00%, 10/15/39		74	81,385
Glencore Finance Canada Ltd. 6.00%, 11/15/41(a)		5	4,638
Glencore Funding LLC 4.00%, 4/16/25(a)		5	4,740
4.125%, 5/30/23(a)		45	44,613
LYB International Finance II BV 3.50%, 3/02/27		61	55,629

			213,759

Capital Goods – 0.5%
CNH Industrial Capital LLC 3.375%, 7/15/19		26	25,624
4.375%, 4/05/22		33	33,409
General Electric Co. Series D 5.00%, 1/21/21(l)		40	37,217
Masco Corp. 5.95%, 3/15/22		13	14,329
7.125%, 3/15/20		1	774
United Technologies Corp. 3.95%, 8/16/25		42	41,578

			152,931

Communications - Media – 0.5%
CBS Corp. 3.375%, 2/15/28		61	54,931
Omnicom Group, Inc./Omnicom Capital, Inc. 3.60%, 4/15/26		59	55,405
Warner Media LLC 2.95%, 7/15/26		63	56,006

			166,342

Communications - Telecommunications – 0.0%
CB T-Mobile USA, Inc. 4.50%, 2/01/26(b)(c)		152	– 0	–

34 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.375%, 3/01/25(b)(c)	U.S.$	27	$	– 0	–
6.50%, 1/15/24(b)(c)		91		– 0	–
6.50%, 1/15/26(b)(c)		45		– 0	–

				– 0	–

Consumer Cyclical - Automotive – 0.3%
General Motors Financial Co., Inc. 0.955%, 9/07/23(a)	EUR	100		110,383

Consumer Cyclical - Other – 0.1%
DR Horton, Inc. 4.00%, 2/15/20	U.S.$	44		44,433

Consumer Non-Cyclical – 0.6%
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/01/21		28		27,047
Bayer US Finance II LLC 3.375%, 7/15/24(a)		56		53,223
CVS Health Corp. 4.10%, 3/25/25		18		17,774
4.30%, 3/25/28		55		53,596
Kraft Heinz Foods Co. 4.625%, 1/30/29		58		56,555

				208,195

Energy – 1.5%
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 6.25%, 10/15/22		8		8,243
Boardwalk Pipelines LP 4.45%, 7/15/27		32		30,069
Cenovus Energy, Inc. 3.00%, 8/15/22		10		9,566
3.80%, 9/15/23		39		38,105
4.25%, 4/15/27		9		8,477
4.45%, 9/15/42		31		25,453
6.75%, 11/15/39		1		1,558
Ecopetrol SA 5.875%, 5/28/45		15		14,357
Enable Midstream Partners LP 3.90%, 5/15/24		36		34,658
Energy Transfer Operating LP 4.20%, 4/15/27		32		30,207
EQM Midstream Partners LP Series 10Y 5.50%, 7/15/28		30		29,970
Hess Corp. 4.30%, 4/01/27		42		39,569

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32	U.S.$	11	$14,010
Marathon Oil Corp. 6.80%, 3/15/32		34	39,394
MPLX LP 4.125%, 3/01/27		31	29,567
Noble Energy, Inc. 3.85%, 1/15/28		33	30,334
ONEOK, Inc. 4.55%, 7/15/28		30	29,386
Phillips 66 Partners LP 3.75%, 3/01/28		32	29,694
Sabine Pass Liquefaction LLC 4.20%, 3/15/28		32	30,467
Sunoco Logistics Partners Operations LP 3.90%, 7/15/26		30	27,853

			500,937

Services – 0.1%
Expedia Group, Inc. 3.80%, 2/15/28		30	27,131

Technology – 0.6%
Agilent Technologies, Inc. 3.875%, 7/15/23		42	41,896
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, 1/15/27		63	57,819
Dell International LLC/EMC Corp. 5.45%, 6/15/23(a)		50	51,726
Micron Technology, Inc. 5.50%, 2/01/25		15	15,244
Seagate HDD Cayman 4.75%, 1/01/25		28	25,591
4.875%, 6/01/27		5	4,051
Xerox Corp. 3.625%, 3/15/23		18	16,480

			212,807

			1,636,918

Utility – 0.1%
Electric – 0.1%
DPL, Inc. 6.75%, 10/01/19		13	13,361

Total Corporates – Investment Grade (cost $3,494,453)			3,463,342

36 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

BANK LOANS – 3.4%
Industrial – 3.4%
Basic – 0.1%
Foresight Energy LLC 8.277% (LIBOR 3 Month + 5.75%), 3/28/22(n)	U.S.$	12		$12,120
Starfruit Finco B.V. (Starfruit US Holdco LLC) (fka AkzoNobel) 5.549% (LIBOR 1 Month + 3.25%), 10/01/25(n)		10		9,962
Unifrax I LLC 5.886% (LIBOR 3 Month + 3.50%), 4/04/24(n)		11		11,105

				33,187

Capital Goods – 0.4%
Accudyne Industries Borrower S.C.A. / Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 5.302% (LIBOR 1 Month + 3.00%), 8/18/24(n)		18		18,049
Apex Tool Group, LLC 6.052% (LIBOR 1 Month + 3.75%), 2/01/22(n)		61		59,627
Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 6.052% (LIBOR 1 Month + 3.75%), 8/01/25(n)		29		29,404
9.052% (LIBOR 1 Month + 6.75%), 8/03/26(n)		10		10,135
Gardner Denver, Inc. 5.052% (LIBOR 1 Month + 2.75%), 7/30/24(n)		15		15,123
Honeywell Technologies SARL 4.89% (LIBOR 3 Month + 2.50%), 9/27/25(b)(n)		8		8,474

				140,812

Communications - Telecommunications – 0.1%
Intelsat Jackson Holdings S.A. 6.625%, 1/02/24		6		6,441
6.795% (LIBOR 1 Month + 4.50%), 1/02/24(b)(n)		4		3,881
West Corporation 6.30% (LIBOR 1 Month + 4.00%), 10/10/24(n)		0	**	74
6.526% (LIBOR 3 Month + 4.00%), 10/10/24(n)		30		29,397

				39,793

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.0%
Navistar, Inc. 5.78% (LIBOR 1 Month + 3.50%), 11/06/24(n)	U.S.$	10	$9,674

Consumer Cyclical - Entertainment – 0.1%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 5.302% (LIBOR 1 Month + 3.00%), 4/01/24(n)		25	24,720

Consumer Cyclical - Other – 0.2%
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC) 5.052% (LIBOR 1 Month + 2.75%), 12/23/24(n)		39	38,530
Stars Group Holdings B.V. 5.886% (LIBOR 3 Month + 3.50%), 7/10/25(n)		10	10,211

			48,741

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. (fka Arby’s / Buffalo Wild Wings) 5.46% (LIBOR 2 Month + 3.25%), 2/05/25(n)		6	6,201

Consumer Cyclical - Retailers – 0.3%
Serta Simmons Bedding, LLC 10.277% (LIBOR 1 Month + 8.00%), 11/08/24(n)		49	37,687
Specialty Building Products Holdings, LLC 10/01/25(o)		43	42,361

			80,048

Consumer Non-Cyclical – 0.8%
Air Medical Group Holdings, Inc. 5.534% (LIBOR 1 Month + 3.25%), 4/28/22(n)		21	20,739
6.53% (LIBOR 1 Month + 4.25%), 3/14/25(n)		16	15,852
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 10.052% (LIBOR 1 Month + 7.75%), 9/26/25(n)		54	47,902
Avantor, Inc. 6.302% (LIBOR 1 Month + 4.00%), 11/21/24(n)		23	23,054

38 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BI-LO, LLC 10.311% (LIBOR 3 Month + 8.00%), 5/31/24(n)	U.S.$	34	$33,221
10.34% (LIBOR 3 Month + 8.00%), 5/31/24(n)		32	31,936
10.445% (LIBOR 3 Month + 8.00%), 5/31/24(n)		34	33,221
Envision Healthcare Corporation 6.052% (LIBOR 1 Month + 3.75%), 10/10/25(n)		29	27,956
Owens & Minor, Inc. 6.756% (LIBOR 1 Month + 4.50%), 5/02/25(b)(n)		34	31,089
Post Holdings, Inc. 4.29% (LIBOR 1 Month + 2.00%), 5/24/24(n)		7	7,418
Vizient, Inc. 5.052% (LIBOR 1 Month + 2.75%), 2/13/23(n)		1	651

			273,039

Energy – 0.4%
California Resources Corporation 12.67% (LIBOR 1 Month + 10.38%), 12/31/21(n)		46	51,497
Triton Solar US Acquisition Co. 10/31/24(b)(o)		89	83,400

			134,897

Other Industrial – 0.1%
American Tire Distributors, Inc. 6.636% (LIBOR 3 Month + 4.25%), 9/01/21(n)		15	13,545
HD Supply Waterworks, LTD. 5.312% (LIBOR 3 Month + 3.00%), 8/01/24(b)(n)		3	2,621
5.322% (LIBOR 3 Month + 3.00%), 8/01/24(b)(n)		2	2,323
Travelport Finance (Luxembourg) SARL 4.814% (LIBOR 3 Month + 2.50%), 3/17/25(n)		23	22,675

			41,164

Services – 0.6%
Financial & Risk US Holdings, Inc. (fka Refinitiv) 10/01/25(o)		15	14,837
Monitronics International, Inc. 7.886% (LIBOR 3 Month + 5.50%), 9/30/22(n)		69	67,949

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pi Lux Finco SARL 9.552% (LIBOR 1 Month + 7.25%), 1/01/26(b)(n)	U.S.$	100	$98,250
Verscend Holding Corp. 6.802% (LIBOR 1 Month + 4.50%), 8/27/25(n)		27	27,043

			208,079

Technology – 0.3%
Boxer Parent Company Inc. (fka BMC Software) 6.648% (LIBOR 3 Month + 4.25%), 10/02/25(n)		30	30,072
MTS Systems Corporation 5.54% (LIBOR 1 Month + 3.25%), 7/05/23(n)		23	23,096
Solera, LLC (Solera Finance, Inc.) 5.052% (LIBOR 1 Month + 2.75%), 3/03/23(n)		59	59,285

			112,453

Total Bank Loans (cost $1,162,950)			1,152,808

		Shares
COMMON STOCKS – 1.9%
Energy – 0.9%
Energy Equipment & Services – 0.4%
Tervita Corp.(c)(e)		25,589	145,589
Weatherford International PLC(c)		2,097	2,831

			148,420

Oil, Gas & Consumable Fuels – 0.5%
Berry Petroleum Corp.		3,917	54,838
Carrizo Oil & Gas, Inc.(c)		405	7,375
CHC Group LLC(c)(j)		1,219	9,447
Chesapeake Energy Corp.(c)		1,523	5,346
Denbury Resources, Inc.(c)		2,999	10,347
EP Energy Corp. – Class A(c)		2,501	4,502
Halcon Resources Corp.(c)		276	916
K201640219 (South Africa) Ltd. A Shares(b)(c)(e)(f)		191,574	– 0	–
K201640219 (South Africa) Ltd. B Shares(b)(c)(e)(f)		30,276	– 0	–
Oasis Petroleum, Inc.(c)		972	9,778
Paragon Offshore Ltd. – Class A(b)(c)(e)		267	222
Paragon Offshore Ltd. – Class B(b)(c)(e)		401	15,037
Peabody Energy Corp.		533	18,895
Riviera Resources, Inc./Linn(c)		87	1,855

40 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Roan Resources, Inc.(c)	55	$895
Triangle Petroleum Corp.(c)	3,047	55
Vantage Drilling International(b)(c)(e)	82	25,065
Whiting Petroleum Corp.(c)	205	7,647

		172,220

		320,640

Consumer Discretionary – 0.5%
Auto Components – 0.0%
Exide Technologies(b)(c)(f)(j)	1,793	753

Diversified Consumer Services – 0.0%
Ascent Capital Group, Inc. – Class A(c)	539	518
Laureate Education, Inc. – Class A(c)	980	14,592

		15,110

Hotels, Restaurants & Leisure – 0.2%
Caesars Entertainment Corp.(c)	1,258	10,806
eDreams ODIGEO SA(c)	12,845	52,303

		63,109

Household Durables – 0.2%
Hovnanian Enterprises, Inc. – Class A(c)	3,276	4,783
M/I Homes, Inc.(c)	728	17,596
MDC Holdings, Inc.	614	17,253
Meritage Homes Corp.(c)	469	17,470
Taylor Morrison Home Corp. – Class A(c)	1,098	18,161

		75,263

Internet & Direct Marketing Retail – 0.0%
Travelport Worldwide Ltd.	110	1,646

Media – 0.1%
Clear Channel Outdoor Holdings, Inc. – Class A	3,060	17,809

		173,690

Materials – 0.2%
Containers & Packaging – 0.0%
WestRock Co.	6	258

Metals & Mining – 0.2%
BIS Industries Holdings Ltd.(b)(c)(e)(f)	21,027	400
Constellium NV – Class A(c)	3,216	29,137
Eldorado Gold Corp.(c)	34,605	23,132
Neenah Enterprises, Inc.(b)(c)(e)(f)	4,481	3,226

		55,895

		56,153

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Information Technology – 0.1%
IT Services – 0.0%
Goodman Networks, Inc.(b)(c)(e)(f)		1,236	$	– 0	–

Software – 0.1%
Avaya Holdings Corp.(c)		1,880		30,870

				30,870

Consumer Staples – 0.1%
Food & Staples Retailing – 0.1%
Southeastern Grocers, Inc. Npv(b)(c)(e)(f)		828		30,843

Industrials – 0.1%
Construction & Engineering – 0.0%
Willscot Corp.(c)(e)(f)		508		7,539

Machinery – 0.1%
Titan International, Inc.		1,778		12,553

Trading Companies & Distributors – 0.0%
Emeco Holdings Ltd.(c)		6,026		1,225

				21,317

Health Care – 0.0%
Pharmaceuticals – 0.0%
Endo International PLC(c)		614		10,401
Horizon Pharma PLC(c)		196		3,569

				13,970

Communication Services – 0.0%
Media – 0.0%
DISH Network Corp. – Class A(c)		100		3,074

Wireless Telecommunication Services – 0.0%
T-Mobile US, Inc.(c)		150		10,283

				13,357

Total Common Stocks (cost $778,443)				660,840

		Principal Amount (000)
GOVERNMENTS – TREASURIES – 1.3%
Mexico – 0.2%
Mexican Bonos Series M 5.75%, 3/05/26	MXN	1,202		49,832
Series M 20 10.00%, 12/05/24		480		25,145

				74,977

42 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Russia – 0.2%
Russian Federal Bond – OFZ Series 6217 7.50%, 8/18/21	RUB	3,986	$59,638

United States – 0.9%
U.S. Treasury Notes 2.75%, 5/31/23	U.S.$	300	297,141

Total Governments – Treasuries (cost $461,968)			431,756

EMERGING MARKETS – CORPORATE BONDS – 1.1%
Industrial – 1.0%
Basic – 0.2%
First Quantum Minerals Ltd. 7.00%, 2/15/21(a)		13	13,097
7.25%, 4/01/23(a)		58	53,758
Lundin Mining Corp. 7.875%, 11/01/22(a)		10	10,619

			77,474

Communications - Telecommunications – 0.1%
Digicel Ltd. 6.75%, 3/01/23(a)		36	29,231

Consumer Cyclical - Retailers – 0.0%
Edcon Ltd. 9.50%, 3/01/18(b)(c)(h)	EUR	1	– 0	–
K2016470219 South Africa Ltd. 3.00%, 12/31/22(b)(g)(i)	U.S.$	15	301
K2016470260 South Africa Ltd. 25.00%, 12/31/22(b)(g)(i)		5	1,358

			1,659

Consumer Non-Cyclical – 0.3%
Teva Pharmaceutical Finance Netherlands III BV 1.70%, 7/19/19		38	37,864
2.80%, 7/21/23		9	7,901
3.15%, 10/01/26		63	51,109
Tonon Luxembourg SA 7.25%, 1/24/20(b)(c)(d)(g)(i)		6	136
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(b)(c)(h)(i)		96	5,861

			102,871

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.4%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20(j)	U.S.$	65	$61,911
Petrobras Global Finance BV 5.999%, 1/27/28		27	25,658
6.25%, 3/17/24		35	35,359

			122,928

Transportation - Airlines – 0.0%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		5	4,904

			339,067

Utility – 0.1%
Electric – 0.1%
Terraform Global Operating LLC 6.125%, 3/01/26(a)		12	11,209

Financial Institutions – 0.0%
Insurance – 0.0%
Ambac LSNI LLC 7.396% (LIBOR 3 Month + 5.00%), 2/12/23(a)(b)(m)		9	8,948

Total Emerging Markets – Corporate Bonds (cost $474,769)			359,224

ASSET-BACKED SECURITIES – 0.8%
Other ABS - Fixed Rate – 0.5%
DB Master Finance LLC Series 2017-1A, Class A2I 3.629%, 11/20/47(a)(b)		58	55,762
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 5/25/46(a)(b)		16	16,086
Series 2016-1A, Class A2I 3.832%, 5/25/46(a)(b)		29	28,676
Wendy’s Funding LLC Series 2018-1A, Class A2I 3.573%, 3/15/48(a)(b)		70	67,650

			168,174

Home Equity Loans - Fixed Rate – 0.3%
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35(b)		57	56,548

44 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GSAA Home Equity Trust Series 2006-6, Class AF5 6.241%, 3/25/36(b)	U.S.$	75	$36,592
Lehman XS Trust Series 2007-6, Class 3A5 4.751%, 5/25/37(b)		23	22,526

			115,666

Total Asset-Backed Securities (cost $278,716)			283,840

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.7%
Risk Share Floating Rate – 0.7%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 9.431% (LIBOR 1 Month + 7.15%), 7/25/23(m)		15	17,304
Series 2013-DN2, Class M2 6.531% (LIBOR 1 Month + 4.25%), 11/25/23(m)		48	53,209
Series 2014-DN1, Class M3 6.781% (LIBOR 1 Month + 4.50%), 2/25/24(m)		36	41,808
Series 2014-HQ2, Class M3 6.031% (LIBOR 1 Month + 3.75%), 9/25/24(m)		54	61,726
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 7.531% (LIBOR 1 Month + 5.25%), 10/25/23(m)		15	16,683
Series 2014-C01, Class M2 6.681% (LIBOR 1 Month + 4.40%), 1/25/24(m)		27	30,531
Series 2015-C03, Class 1M2 7.281% (LIBOR 1 Month + 5.00%), 7/25/25(m)		5	6,003
Series 2015-C03, Class 2M2 7.281% (LIBOR 1 Month + 5.00%), 7/25/25(m)		2	2,312

			229,576

Non-Agency Fixed Rate – 0.0%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/36		6	4,555

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36	U.S.$	7	$5,755

			10,310

Total Collateralized Mortgage Obligations (cost $216,344)			239,886

EMERGING MARKETS – TREASURIES – 0.5%
Argentina – 0.1%
Argentina POM Politica Monetaria Series POM 68.592% (ARLLMONP), 6/21/20(m)	ARS	748	23,603
Argentine Bonos del Tesoro 16.00%, 10/17/23		717	17,644

			41,247

Brazil – 0.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21	BRL	349	97,034

South Africa – 0.1%
Republic of South Africa Government Bond Series 2023 7.75%, 2/28/23	ZAR	283	18,531

Total Emerging Markets – Treasuries (cost $188,142)			156,812

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.3%
United States – 0.3%
State of California Series 2010 7.60%, 11/01/40	U.S.$	25	35,757
7.95%, 3/01/36		55	58,268

Total Local Governments – US Municipal Bonds (cost $79,949)			94,025

		Shares
PREFERRED STOCKS – 0.2%
Utility – 0.2%
Electric – 0.2%
SCE Trust III Series H 5.75%		423	10,630

46 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Vistra Energy Corp. 7.00%		600	$55,050

			65,680

Financial Institutions – 0.0%
Banking – 0.0%
GMAC Capital Trust I Series 2 8.099%		357	9,375

Industrial – 0.0%
Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%(c)		490	2,205

Energy – 0.0%
Sanchez Energy Corp. Series A 4.875%		962	4,088
Series B 6.50%		300	1,389

			5,477

Technology – 0.0%
Goodman Networks, Inc. 0.00%(b)(c)(e)(f)		1,470	– 0	–

			7,682

Total Preferred Stocks (cost $102,418)			82,737

		Principal Amount (000)
COLLATERALIZED LOAN OBLIGATIONS – 0.2%
CLO - Floating Rate – 0.2%
CIFC Funding Ltd. Series 2015-4A, Class D 7.969% (LIBOR 3 Month + 5.50%), 10/20/27(a)(b)(m) (cost $70,971)	U.S.$	73	72,871

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.2%
Non-Agency Fixed Rate CMBS – 0.2%
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.513%, 7/10/47(a)(b)		15	13,064

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Trust Series 2014-GC18, Class D 4.996%, 1/10/47(a)(b)	U.S.$	29	$26,334
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 4.888%, 1/15/47(a)(b)		29	28,464

Total Commercial Mortgage-Backed Securities (cost $71,129)			67,862

		Shares
INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%
iShares MSCI Global Metals & Mining Producers ETF(p) (cost $27,153)		805	23,764

WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/22(c)		1,210	5,445
Midstates Petroleum Co., Inc., expiring 4/21/20(c)(e)		860	129
SandRidge Energy, Inc., A-CW22, expiring 10/03/22(c)		1,975	197
SandRidge Energy, Inc., B-CW22, expiring 10/03/22(c)		830	42
Willscot Corp., expiring 11/29/22(b)(c)(e)(f)		787	2,998

Total Warrants (cost $17,797)			8,811

RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/49(b)(c) (cost $0)		3,442	2,695

		Notional Amount
OPTIONS PURCHASED – CALLS – 0.0%
Swaptions – 0.0%
CDX-NAHY Series 31, 5 Year Index Expiration: Jan 2019; Contracts: 345,000; Exercise Rate: 1.06%; Counterparty: Credit Suisse International (Buy Protection)(c)	USD	345,000	1,668

48 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

Options on Equities – 0.0%
Delphi Technologies PLC Expiration: Nov 2018; Contracts: 130; Exercise Price: USD 30.00; Counterparty: Morgan Stanley & Co. LLC(c)	USD	13,000	$650

Total Options Purchased – Calls (premiums paid $3,516)			2,318

		Shares
SHORT-TERM INVESTMENTS – 3.0%
Investment Companies – 3.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.08%(p)(q)(r) (cost $1,014,873)		1,014,873	1,014,873

Total Investments – 99.2% (cost $34,797,553)			33,711,165
Other assets less liabilities – 0.8%			278,963

Net Assets – 100.0%			$33,990,128

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at October 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
E-Mini Russell 2000 Index Futures	1	December 2018	USD	0	***	$82,917	$75,595	$(7,322)
U.S. T-Note 10 Yr (CBT) Futures	16	December 2018	USD	1,600		1,919,188	1,895,000	(24,188)

Sold Contracts
Euro-BOBL Futures	5	December 2018	EUR	500		745,340	744,377	963
Euro-OAT Futures	2	December 2018	EUR	200		345,322	344,235	1,087

								$(29,460)

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	380	USD	102	11/05/18	$147
Bank of America, NA	USD	103	BRL	380	11/05/18	(1,335)
Bank of America, NA	RUB	4,120	USD	62	11/14/18	(249)
Bank of America, NA	BRL	380	USD	103	12/04/18	1,363
Barclays Bank PLC	BRL	123	USD	33	11/05/18	48
Barclays Bank PLC	USD	31	BRL	123	11/05/18	2,366
Brown Brothers Harriman & Co.	CAD	361	USD	280	11/16/18	5,850
Brown Brothers Harriman & Co.	USD	47	CAD	61	11/16/18	(507)
Brown Brothers Harriman & Co.	ZAR	246	USD	17	11/29/18	(117)
Brown Brothers Harriman & Co.	MXN	1,599	USD	84	12/05/18	6,138
Brown Brothers Harriman & Co.	AUD	88	USD	62	12/07/18	(191)
Brown Brothers Harriman & Co.	NZD	197	USD	127	12/07/18	(1,841)
Brown Brothers Harriman & Co.	GBP	70	USD	92	12/14/18	3,039
Brown Brothers Harriman & Co.	EUR	1,220	USD	1,411	1/09/19	20,560
Citibank, NA	ARS	786	USD	19	11/05/18	(2,732)
Citibank, NA	USD	66	INR	4,579	12/13/18	(4,118)
JPMorgan Chase Bank, NA	ARS	786	USD	20	11/13/18	(1,509)
Morgan Stanley Capital Services LLC	BRL	503	USD	122	11/05/18	(13,336)
Morgan Stanley Capital Services LLC	USD	135	BRL	503	11/05/18	(194)
Standard Chartered Bank	TWD	2,031	USD	66	12/11/18	575

						$13,957

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Month	Notional Amount (000)	Premiums Received	Market Value
Put
CDX-NAHY Series 31, 5 Year Index(s)	Credit Suisse International	Sell	1.00%	Jan 2019	USD 345	$1,511	$(1,273)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)%	Quarterly	3.74%	USD	676	$(39,871)	$(48,204)	$8,333

50 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)			Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Series 21, 5 Year Index, 6/20/19*	(5.00	) %	Quarterly	2.21%	EUR	0	***	$(3)	$(9)	$6
iTraxx Europe Crossover Series 25, 5 Year Index, 6/20/21*	(5.00)		Quarterly	2.13	EUR	14		(1,251)	(533)	(718)

Sale Contracts
iTraxx Europe Crossover Series 25, 5 Year Index, 6/20/21*	5.00		Quarterly	2.13	EUR	14		1,251	1,501	(250)
iTraxx Europe Crossover Series 28, 5 Year Index, 12/20/22*	5.00		Quarterly	2.73	EUR	283		29,641	29,922	(281)
iTraxx Europe Crossover Series 30, 5 Year Index, 12/20/23*	5.00		Quarterly	2.98	EUR	129		14,348	14,109	239

								$4,115	$(3,214)	$7,329

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	1,770	3/06/23	3 Month LIBOR	2.714%	Quarterly/ Semi-Annual	$(29,132)	$—	$(29,132)
USD	2,835	9/02/25	2.248%	3 Month LIBOR	Semi-Annual/ Quarterly	163,098	(8,311)	171,409

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	961	1/15/26	1.978%	3 Month LIBOR	Semi-Annual/ Quarterly	$70,550	$5,398	$65,152
USD	651	2/16/26	1.625%	3 Month LIBOR	Semi-Annual/ Quarterly	67,659	7,434	60,225
USD	150	3/31/26	1.693%	3 Month LIBOR	Semi-Annual/ Quarterly	14,994	—	14,994
USD	100	5/03/26	1.770%	3 Month LIBOR	Semi-Annual/ Quarterly	9,262	—	9,262
USD	800	6/01/26	1.714%	3 Month LIBOR	Semi-Annual/ Quarterly	77,488	32,362	45,126
USD	4,650	4/28/27	3 Month LIBOR	2.330%	Quarterly/ Semi-Annual	(307,889)	16,658	(324,547)
USD	350	5/03/27	2.285%	3 Month LIBOR	Semi-Annual/ Quarterly	22,539	112	22,427
USD	940	3/06/28	2.876%	3 Month LIBOR	Semi-Annual/ Quarterly	26,691	—	26,691

						$115,260	$53,653	$61,607

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
Uniti Group, Inc., 8.250%, 10/15/23, 12/20/19*	(5.00)%	Quarterly	4.29%	USD	60	$(811)	$866	$(1,677)
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	(5.00)	Monthly	13.65	USD	180	43,889	22,882	21,007
Goldman Sachs International
British Telecommunications PLC, 5.750%, 12/07/28, 6/20/20*	(1.00)	Quarterly	0.20	EUR	170	(2,675)	(2,162)	(513)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	(3.00)	Monthly	7.42	USD	192	26,614	20,575	6,039

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC
Altice Luxembourg SA, 7.250%, 5/15/22, 6/20/22*	5.00%	Quarterly	5.79%	EUR	60	$(1,510)	$6,690	$(8,200)
New Albertsons LP, 8.000%, 5/01/31, 12/20/22*	5.00	Quarterly	5.78	USD	30	(654)	(1,935)	1,281
Citibank, NA
Altice France SA, 5.375%, 5/15/22, 6/20/23*	5.00	Quarterly	3.26	EUR	100	8,872	8,127	745
Avis Budget Car Rental LLC, 5.250%, 3/15/25, 6/20/22*	5.00	Quarterly	2.56	USD	50	4,066	2,420	1,646
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.65	USD	29	(7,071)	(3,632)	(3,439)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.65	USD	69	(16,824)	(8,019)	(8,805)
International Game Technology PLC, 4.750%, 2/15/23, 6/20/22*	5.00	Quarterly	1.72	EUR	100	13,592	8,268	5,324
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	75	(10,409)	(5,112)	(5,297)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	252	(34,973)	(17,634)	(17,339)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 3/15/25, 6/20/22*	5.00	Quarterly	2.65	USD	13	1,017	636	381
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.65	USD	163	(39,721)	(29,799)	(9,922)

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
New Albertsons LP, 8.000%, 5/01/31, 12/20/22*	5.00%	Quarterly	5.78%	USD	60	$(1,308)	$(3,447)	$2,139

						$(17,906)	$(1,276)	$(16,630)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
iBoxx $ Liquid High Yield Index	1,286	LIBOR	Quarterly	USD	352	12/20/18	$(3,787)
iBoxx $ Liquid High Yield Index	2,390	LIBOR	Quarterly	USD	654	12/20/18	(6,953)
BNP Paribas SA
iBoxx $ Liquid High Yield Index	1,667	LIBOR	Quarterly	USD	456	12/20/18	(4,848)
Credit Suisse International
iBoxx $ Liquid High Yield Index	2,695	LIBOR	Quarterly	USD	738	12/20/18	(8,379)
Goldman Sachs International
Markit iBoxx $ Contingent Convertible Liquid Developed Market AT1	4,303	LIBOR	Quarterly	USD	580	12/20/18	(1,294)
Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1	1,738	EURIBOR	Quarterly	EUR	240	12/20/18	(1,008)

Pay Total Return on Reference Obligation
Credit Suisse International
iBoxx $ Liquid High Yield Index	8,065	LIBOR	Quarterly	USD	2,200	12/20/18	17,010

							$(9,259)

**	Principal amount less than 500.

***	Notional amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the aggregate market value of these securities amounted to $13,156,815 or 38.7% of net assets.

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PORTFOLIO OF INVESTMENTS (continued)

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Non-income producing security.

(d)	Defaulted.

(e)	Illiquid security.

(f)	Fair valued by the Adviser.

(g)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2018.

(h)	Defaulted matured security.

(i)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.32% of net assets as of October 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost			Market Value			Percentage of Net Assets
Aveta, Inc. 10.50%, 3/01/21	12/15/17	$	– 0	–	$	– 0	–	0.00%
Exide Technologies 7.00%, 4/30/25	11/10/16		90,678			61,123		0.18%
Exide Technologies 11.00%, 4/30/22	5/23/17		40,695			40,668		0.12%
K2016470219 South Africa Ltd. 3.00%, 12/31/22	3/13/15		17,245			301		0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/22	12/22/16		4,452			1,358		0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	2/19/15		36,767			1		0.00%
Texas Competitive/TCEH 11.50%, 10/01/20	10/03/16		– 0	–		– 0	–	0.00%
Tonon Luxembourg SA 7.25%, 1/24/20	1/16/13		5,510			136		0.00%
Vantage Drilling International 10.00%, 12/31/20	6/17/16		859			857		0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	2/13/13		96,161			5,861		0.02%

(j)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
CHC Group LLC	3/10/17	$62,260		$9,447		0.03%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20	3/10/17	50,368		61,911		0.18%
Exide Technologies	4/30/15	2,889		753		0.00%
Momentive Performance Materials, Inc. 8.875%, 10/15/20	10/24/14	– 0	–	– 0	–	0.00%

(k)	Convertible security.

(l)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(m)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2018.

(n)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2018.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 55

PORTFOLIO OF INVESTMENTS (continued)

(o)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(p)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(q)	Affiliated investments.

(r)	The rate shown represents the 7-day yield as of period end.

(s)	One contract relates to 1 share.

Currency	Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

INR – Indian Rupee

MXN – Mexican Peso

NZD – New Zealand Dollar

RUB – Russian Ruble

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ARLLMONP – Argentina Blended Policy Rate

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

See notes to financial statements.

56 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $33,782,680)	$32,696,292
Affiliated issuers (cost $1,014,873)	1,014,873
Cash	4,485
Cash collateral due from broker	87,787
Foreign currencies, at value (cost $10,374)	10,781
Unaffiliated dividends and interest receivable	509,365
Market value of credit default swaps (net premiums paid $62,908)	98,050
Receivable from Adviser	84,492
Receivable for investment securities sold	58,170
Unrealized appreciation on forward currency exchange contracts	40,086
Unrealized appreciation on total return swaps	17,010
Receivable for capital stock sold	14,030
Affiliated dividends receivable	5,757
Receivable for variation margin on centrally cleared swaps	2,952

Total assets	34,644,130

Liabilities
Swaptions written, at value (premiums received $1,511)	1,273
Payable for investment securities purchased	145,882
Audit and tax fee payable	121,521
Market value of credit default swaps (net premiums received $64,184)	115,956
Dividends payable	96,573
Unrealized depreciation on total return swaps	26,269
Unrealized depreciation on forward currency exchange contracts	26,129
Payable for variation margin on futures	4,885
Transfer Agent fee payable	3,000
Directors’ fee payable	2,071
Payable for variation margin on centrally cleared swaps	915
Payable for capital stock redeemed	234
Accrued expenses and other liabilities	109,294

Total liabilities	654,002

Net Assets	$33,990,128

Composition of Net Assets
Capital stock, at par	$3,630
Additional paid-in capital	44,319,774
Accumulated loss	(10,333,276)

$33,990,128

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

Advisor	$33,990,128	3,630,336	$9.36

See notes to financial statements.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 57

STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income
Interest (net of foreign taxes withheld of $178)	$1,713,066
Dividends
Affiliated issuers	34,820
Other income	2,500	$1,750,386

Expenses
Advisory fee (see Note B)	94,551
Transfer agency—Class A	3,629
Transfer agency—Class C	873
Transfer agency—Advisor Class	23,919
Transfer agency—Class R	28
Transfer agency—Class K	1
Transfer agency—Class I	1,115
Transfer agency—Class Z	37
Distribution fee—Class A	3,481
Distribution fee—Class C	3,257
Distribution fee—Class R	64
Distribution fee—Class K	7
Legal	167,272
Audit and tax	142,673
Custodian	117,859
Administrative	77,405
Registration fees	67,212
Printing	44,504
Directors’ fees	25,383
Miscellaneous	59,752

Total expenses before interest expense	833,022
Interest expense	3,183

Total expenses	836,205
Less: expenses waived and reimbursed by the Adviser (see Note B)	(698,658)

Net expenses		137,547

Net investment income		1,612,839

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$143,706 (a)
Forward currency exchange contracts	29,762
Futures	(10,816)
Options written	16,707
Swaps	33,650
Swaptions written	8,774
Foreign currency transactions	116,081
Net change in unrealized appreciation/depreciation on:
Investments	(1,509,353)
Forward currency exchange contracts	(41,610)
Futures	(22,939)
Options written	(2,112)
Swaps	52,361
Swaptions written	(1,374)
Foreign currency denominated assets and liabilities	1,364

Net loss on investment and foreign currency transactions	(1,185,799)

Contributions from Affiliates (see Note B)	2,881

Net Increase in Net Assets from Operations	$429,921

(a)	Net of foreign capital gains taxes of $20,271.

See notes to financial statements.

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 59

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018		Year Ended October 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,612,839		$2,894,940
Net realized gain on investment and foreign currency transactions	337,864		505,769
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(1,523,663)		1,588,796
Contributions from Affiliates (see Note B)	2,881		92

Net increase in net assets from operations	429,921		4,989,597
Distributions to Shareholders
Class A	(68,765)		(162,805)
Class C	(13,824)		(21,960)
Advisor Class	(1,180,041)		(164,064)
Class R	(606)		(1,990)
Class K	(137)		(415)
Class I	(292,713)		(785,002)
Class Z	(9,658)		(1,422,780)
Return of capital
Class A	– 0	–	(16,992)
Class C	– 0	–	(2,292)
Advisor Class	– 0	–	(17,124)
Class R	– 0	–	(208)
Class K	– 0	–	(43)
Class I	– 0	–	(81,932)
Class Z	– 0	–	(148,497)
Capital Stock Transactions
Net increase (decrease)	6,740,423		(60,218,108)

Total increase (decrease)	5,604,600		(58,054,615)
Net Assets
Beginning of period	28,385,528		86,440,143

End of period	$33,990,128		$28,385,528

See notes to financial statements.

60 | AB FLEXFEE HIGH YIELD PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB FlexFee High Yield Portfolio (the “Fund”), a diversified portfolio. On February 26, 2018, the Fund’s name was changed from the AB High Yield Portfolio to the AB FlexFee High Yield Portfolio. At a meeting held on October 31, 2017 to November 2, 2017, the Fund’s Board of Directors (the “Board”) approved the conversion of Class A, Class C, Class R, Class I and Class Z shares of the Fund to Advisor Class shares of the Fund on a relative net assets basis. The conversion was effective on February 26, 2018. The Fund acquired the assets and liabilities of AB High-Yield Portfolio, a series of AB Pooling Portfolios (the “Accounting Survivor”), in a reorganization that was effective at the close of business July 26, 2016 (the “Reorganization”). The Reorganization was approved by the Accounting Survivor’s Board of Trustees and shareholders pursuant to an Agreement and Plan of Acquisition and Dissolution (the “Reorganization Agreement”) (see Note I for additional information). Upon completion of the Reorganization, the Fund assumed the performance, financial and other historical accounting information of the Accounting Survivor, including the adoption of the Accounting Survivor’s fiscal year end of August 31. As such, the financial statements and the Class Z shares financial highlights reflect the financial information of the Accounting Survivor through July 26, 2016. The fiscal year end of the Fund was subsequently changed to October 31. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued, and no shares of Class A, Class C, Class R, Class K, Class I or Class Z were outstanding as of October 31, 2018. Advisor class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

abfunds.com	AB FLEXFEE HIGH YIELD PORTFOLIO | 63

NOTES TO FINANCIAL STATEMENTS (continued)

modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of

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delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2018:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$25,433,315		$159,386	#	$25,592,701
Corporates – Investment Grade		– 0	–	3,463,342		0	#	3,463,342
Bank Loans		– 0	–	922,770		230,038		1,152,808
Common Stocks		584,069		1,225		75,546	#	660,840
Governments – Treasuries		– 0	–	431,756		– 0	–	431,756
Emerging Markets – Corporate Bonds		– 0	–	342,620		16,604	#	359,224
Asset-Backed Securities		– 0	–	– 0	–	283,840		283,840
Collateralized Mortgage Obligations		– 0	–	239,886		– 0	–	239,886
Emerging Markets – Treasuries		– 0	–	156,812		– 0	–	156,812
Local Governments – US Municipal Bonds		– 0	–	94,025		– 0	–	94,025
Preferred Stocks		77,260		5,477		0	#	82,737
Collateralized Loan Obligations		– 0	–	– 0	–	72,871		72,871
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	67,862		67,862
Investment Companies		23,764		– 0	–	– 0	–	23,764

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Investments in Securities	Level 1		Level 2			Level 3		Total
Warrants	$5,813		$	– 0	–	$2,998		$8,811
Rights	– 0	–		– 0	–	2,695		2,695
Options Purchased – Calls	– 0	–		2,318		– 0	–	2,318
Short-Term Investments:
Investment Companies	1,014,873			– 0	–	– 0	–	1,014,873

Total Investments in Securities	1,705,779			31,093,546		911,840		33,711,165
Other Financial Instruments*:
Assets
Futures	2,050			– 0	–	– 0	–	2,050	†
Forward Currency Exchange Contracts	– 0	–		40,086		– 0	–	40,086
Centrally Cleared Credit Default Swaps	– 0	–		45,240		– 0	–	45,240	†
Centrally Cleared Interest Rate Swaps	– 0	–		452,281		– 0	–	452,281	†
Credit Default Swaps	– 0	–		98,050		– 0	–	98,050
Total Return Swaps	– 0	–		17,010		– 0	–	17,010
Liabilities
Futures	(31,510)			– 0	–	– 0	–	(31,510	)†
Forward Currency Exchange Contracts	– 0	–		(26,129)		– 0	–	(26,129)
Credit Default Swaptions Written	– 0	–		(1,273)		– 0	–	(1,273)
Centrally Cleared Credit Default Swaps	– 0	–		(41,125)		– 0	–	(41,125	)†
Centrally Cleared Interest Rate Swaps	– 0	–		(337,021)		– 0	–	(337,021	)†
Credit Default Swaps	– 0	–		(115,956)		– 0	–	(115,956)
Total Return Swaps	– 0	–		(26,269)		– 0	–	(26,269)

Total^	$1,676,319			$31,198,440		$911,840		$33,786,599

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Corporates - Investment Grade#			Bank Loans		Common Stocks#
Balance as of 10/31/17	$267,823		$	– 0	–	$114,007		$84,172
Accrued discounts/ (premiums)	(9,600)			– 0	–	104		– 0	–
Realized gain (loss)	(24,685)			– 0	–	(42)		15,832
Change in unrealized appreciation/ depreciation	(7,635)			– 0	–	(3,105)		(1,620)
Purchases/Payups	97,120			– 0	–	228,186		43,504
Sales/Paydowns	(130,244)			– 0	–	(31,825)		(59,187)
Reclassification	(58,308)			– 0	–	– 0	–	– 0	–
Transfers into level 3	24,915			– 0	–	– 0	–	15,170
Transfers out of level 3	– 0	–		– 0	–	(77,287)		(22,325)

Balance as of 10/31/18	$159,386		$	– 0	–	$230,038		$75,546

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18**	$(56,242)		$	– 0	–	$(3,105)		$(130)

	Emerging Markets - Corporate Bonds#		Asset- Backed Securities			Preferred Stocks#		Collateralized Loan Obligations
Balance as of 10/31/17	$4,820			$197,922		$247,929		$72,080
Accrued discounts/ (premiums)	451			2,765		– 0	–	224
Realized gain (loss)	658			6,324		9,058		– 0	–
Change in unrealized appreciation/ depreciation	4,632			(23,226)		(14,434)		567
Purchases/Payups	1,950			88,870		– 0	–	– 0	–
Sales/Paydowns	(835)			(47,123)		(63,368)		– 0	–
Reclassification	– 0	–		58,308		– 0	–	– 0	–
Transfers into level 3	4,928			– 0	–	– 0	–	– 0	–
Transfers out of level 3	– 0	–		– 0	–	(179,185)		– 0	–

Balance as of 10/31/18	$16,604			$283,840		$ – 0	–	$72,871

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18**	$4,632			$(23,226)		$(5,880)		$567

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	Commercial Mortgage- Backed Securities		Warrants		Rights			Total
Balance as of 10/31/17	$65,186		$517		$	– 0	–	$1,054,456
Accrued discounts/ (premiums)	68		– 0	–		– 0	–	(5,988)
Realized gain (loss)	– 0	–	(6,199)			– 0	–	946
Change in unrealized appreciation/ depreciation	2,608		5,091			2,695		(34,427)
Purchases/Payups	– 0	–	3,589			– 0	–	463,219
Sales/Paydowns	– 0	–	– 0	–		– 0	–	(332,582)
Reclassification	– 0	–	– 0	–		– 0	–	– 0	–
Transfers into level 3	– 0	–	– 0	–		– 0	–	45,013
Transfers out of level 3	– 0	–	– 0	–		– 0	–	(278,797)

Balance as of 10/31/18	$67,862		$2,998			$2,695		$911,840	+

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18**	$2,608		$(590)			$2,695		$(78,671)

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

**	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2018. Securities priced (i) by third party vendors or (ii) by brokers are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/18			Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates – Non-Investment Grade		$7,003		Recovery Analysis	Collateral Value	$100.00 / N/A
Common Stocks		$3,226		Market Approach	EBITDA* Projection	$43.3mm / N/A
					EBITDA* Multiples	2.6X-4.6X / 3.6X
		$753		Market Approach	EBITDA* Projection	$172.0mm / N/A
					EBITDA* Multiples	3.6X-5.6X / 4.6X
		$400		Market Approach	EBITDA* Projection	$75mm / N/A
					EBITDA* Multiples	3.8X / N/A
	$	– 0	–	Qualitative Assessment		$0.00 / N/A

$4,379

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	Fair Value at 10/31/18	Valuation Technique	Unobservable Input	Range/ Weighted Average
Warrants	$2,998	Option Pricing Model	Exercise Price	$3.81 / N/A

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. A significant increase (decrease) in Collateral Value, Exercise Price, EBITDA projections and EBITDA Multiple in insolation would be expected to result in a significant higher (lower) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

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3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

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6. Expense Allocations

Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Effective February 26, 2018, under an amended investment advisory agreement, the Fund calculates and accrues daily a base fee, at an annualized rate of .40% of the Fund’s average daily net assets (“Base Fee”). The advisory fee is increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Advisor Class shares of the Fund (“Measuring Class”) exceeds, or is exceeded by, the performance of the Markit iBoxx USD Liquid High Yield Index (“Index”) plus .75% (“Index Hurdle”) over the Performance Period (as defined below). The Performance Adjustment is calculated and accrued daily, according to a schedule that adds or subtracts .002667% of the Fund’s average daily net assets for each .01% of absolute performance by which the performance of the Measuring Class exceeds or lags the Index Hurdle for the period from the beginning of the Performance Period through the current business day. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/- .20% (“Maximum Performance Adjustment”) of the Fund’s average daily net assets, which would occur when the performance of the Measuring Class exceeds, or is exceeded by, the Index Hurdle by .75% or more for the Performance Period. On a monthly basis, the Fund will pay the Adviser the minimum fee rate of .20% on an annualized basis (Base Fee minus the Maximum Performance Adjustment) applied to the average daily net assets for the month. At the end of the Performance Period, the Fund will pay to the Adviser the total advisory fee, less the amount of any minimum fees paid during the Performance Period and any waivers described below. The period over which performance is measured (“Performance Period”) is initially from February 26, 2018 to December 31, 2019 and thereafter each 12-month period beginning on the first day in the month of January through December 31 of the same year. In addition, the Adviser has agreed to waive its advisory fee by limiting the Fund’s accrual of the advisory fee (Base Fee plus Performance Adjustment) on any day to

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the amount corresponding to the maximum fee rate multiplied by the Fund’s current net assets as of the preceding day if such amount is less than the amount that would have been accrued based on the Fund’s average daily net assets for the Performance Period. For the year ended October 31, 2018, the Fund accrued advisory fees of $45,301, as a portion reflected in the statement of operations, at an annual effective rate (excluding the impact from any expense waivers in effect) of .20% of the Fund’s average net assets, which reflected a (.20)% Performance Adjustment of $(45,313). Prior to February 26, 2018, under the terms of the investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of .55% of first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Fund’s average daily net assets. Effective January 1, 2017, the advisory fee was reduced from .60% to .55% of the first $2.5 billion, .55% to .50% of the next $2.5 billion and .50% to .45% in excess of $5 billion, of the Fund’s average daily net assets. The fee was accrued daily and paid monthly.

The Adviser has contractually agreed to waive its fees and bear certain expenses through December 31, 2019 to the extent necessary to limit total expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis from exceeding .10% of average daily net assets (the “Expense Cap”). Prior to February 26, 2018, the Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis to .95%, 1.70%, .70%, 1.20%, .95%, .70% and .70% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively (the “Old Expense Caps”). For the year ended October 31, 2018, such reimbursements/waivers amounted to $618,156. Effective January 1, 2017, the Old Expense Caps were reduced from 1.05% to .95%, 1.80% to 1.70%, .80% to .70%, 1.30% to 1.20%, 1.05% to .95%, .80% to .70% and .80% to .70% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Any fees waived and expenses borne by the Adviser after February 26, 2018 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee were waived or the expense were borne; such waivers that are subject to repayment amount to $450,749 for the period ended October 31, 2018. In any case, no repayment will be made that would cause the Fund’s total annual expenses (subject to the exclusions set forth above) to exceed .10% or, for

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fees waived or expenses borne prior to February 26, 2018, the Old Expense Caps.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or

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group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

During the year ended October 31, 2018 and the year ended October 31, 2017, the Adviser reimbursed the Fund $2,881 and $92, respectively, for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2018, the Adviser voluntarily agreed to waive such fees in the amount of $77,405.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,230 for the year ended October 31, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $28 from the sale of Class A shares and received $0 and $44 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of

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Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2018, such waiver amounted to $3,097.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2018 is as follows:

Fund	Market Value 10/31/17 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$41,026	$40,011	$1,015	$35

Brokerage commissions paid on investment transactions for the year ended October 31, 2018 amounted to $1,265, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $4,940, $0 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2018, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$25,420,443	$19,011,801
U.S. government securities	2,929,657	2,835,684

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$34,801,516

Gross unrealized appreciation	$1,054,309
Gross unrealized depreciation	(2,085,101)

Net unrealized depreciation	$(1,030,792)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the year ended October 31, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2018, the Fund held futures for hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right,

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but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2018, the Fund held purchased options for non-hedging purposes.

During the year ended October 31, 2018, the Fund held written options for hedging purposes.

During the year ended October 31, 2018, the Fund held purchased swaptions for non-hedging purposes.

During the year ended October 31, 2018, the Fund held written swaptions for non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the

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counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During year ended October 31, 2018, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations,

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upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty. As of October 31, 2018, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $98,000.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the year ended October 31, 2018, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

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During the year ended October 31, 2018, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$2,050	*	Receivable/Payable for variation margin on futures	$24,188	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	415,286	*	Receivable/Payable for variation margin on centrally cleared swaps	353,679	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	40,086		Unrealized depreciation on forward currency exchange contracts	26,129

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Market value of credit default swaps	$98,050		Market value of credit default swaps	$115,956

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	8,578	*	Receivable/Payable for variation margin on centrally cleared swaps	1,249	*

Credit contracts	Investment in securities, at value	1,668

Credit contracts				Swaptions written, at value	1,273

Equity contracts	Unrealized appreciation on total return swaps	17,010		Unrealized depreciation on total return swaps	26,269

Equity contracts				Receivable/Payable for variation margin on futures	7,322	*

Equity contracts	Investment in securities, at value	650

Total		$583,378			$556,065

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$9,279	$29,939

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(27,702)	(15,617)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	29,762	(41,610)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	$(6,777)	$236

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	(3,547)	40,656

Credit contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	8,774	(1,374)

Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	16,886	(7,322)

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(26,380)	2,142

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	27,918	(18,234)

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	16,707	(2,112)

Total		$44,920	$(13,296)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2018.

Centrally Cleared Credit Default Swaps:
Average original value of buy contracts	$1,368,945
Average original value of sale contracts	$1,754,380

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Centrally Cleared Interest Rate Swaps:
Average notional amount of contracts	$12,133,923
Credit Default Swaps:
Average notional amount of buy contracts	$695,353
Average notional amount of sale contracts	$1,152,993
Futures:
Average original value of buy contracts	$2,272,110	(a)
Average original value of sale contracts	$1,167,575
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$757,275	(b)
Average principal amount of sale contracts	$2,893,657
Total Return Swaps:
Average notional amount	$3,903,281
Purchased Options:
Average notional amount	$7,194	(c)
Purchased Swaptions:
Average notional amount	$1,626,735	(c)
Options Written:
Average notional amount	$3,012	(d)
Swaptions Written:
Average notional amount	$1,119,286	(c)

(a)	Positions were open for ten months during the reporting period.

(b)	Positions were open for eleven months during the reporting period.

(c)	Positions were open for six months during the reporting period.

(d)	Positions were open for four months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Bank of America, NA	$1,510	$(1,510)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	2,414	(2,414)		– 0	–		– 0	–		– 0	–
Brown Brothers Harriman & Co.	35,587	(2,656)		– 0	–		– 0	–		32,931
Citibank, NA	12,938	(6,850)		– 0	–		– 0	–		6,088
Credit Suisse International	76,159	(33,547)		– 0	–		– 0	–		42,612

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Goldman Sachs Bank USA/ Goldman Sachs International	$27,631	$(27,631)		$	– 0	–	$	– 0	–	$ – 0	–
Standard Chartered Bank	575	– 0	–		– 0	–		– 0	–	575

Total	$156,814	$(74,608)		$	– 0	–	$	– 0	–	$82,206	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Bank of America, NA	$12,324	$(1,510)		$	– 0	–	$	– 0	–	$10,814
Barclays Bank PLC	2,975	(2,414)			– 0	–		– 0	–	561
BNP Paribas SA	4,848	– 0	–		– 0	–		– 0	–	4,848
Brown Brothers Harriman & Co.	2,656	(2,656)			– 0	–		– 0	–	– 0	–
Citibank, NA	6,850	(6,850)			– 0	–		– 0	–	– 0	–
Credit Suisse International	33,547	(33,547)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	45,382	– 0	–		– 0	–		– 0	–	45,382
Goldman Sachs Bank USA/Goldman Sachs International	46,006	(27,631)			– 0	–		– 0	–	18,375
JPMorgan Chase Bank, NA	1,509	– 0	–		– 0	–		– 0	–	1,509
Morgan Stanley & Co. International PLC/ Morgan Stanley Capital Services LLC	13,530	– 0	–		– 0	–		– 0	–	13,530

Total	$169,627	$(74,608)		$	– 0	–	$	– 0	–	$95,019	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

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conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2018, the average amount of reverse repurchase agreements outstanding was $172,014 and the daily weighted average interest rate was (0.59)%. At October 31, 2018, the Fund had no reverse repurchase agreements outstanding.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan

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commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of October 31, 2018, the Fund had no unfunded loan commitments outstanding.

As of October 31, 2018, the Fund had no bridge loan commitments outstanding.

During the year ended October 31, 2018, the Fund received commitment fees in amount of $2,500.

During the year ended October 31, 2018, the Fund received no additional funding fees.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2018	Year Ended October 31, 2017		Year Ended October 31, 2018	Year Ended October 31, 2017

Class A*
Shares sold	80,300	620,290		$773,372	$5,947,158

Shares issued in reinvestment of dividends	4,572	15,431		44,190	149,397

Shares converted to Advisor Class	(327,609)	– 0	–	(3,130,897)	– 0	–

Shares redeemed	(287,805)	(230,551)		(2,784,633)	(2,216,354)

Net increase (decrease)	(530,542)	405,170		$(5,097,968)	$3,880,201

Class C*
Shares sold	8,025	72,483		$77,391	$701,341

Shares issued in reinvestment of dividends	134	1,866		1,301	18,024

Shares converted to Advisor Class	(101,817)	– 0	–	(973,623)	– 0	–

Shares redeemed	(10,994)	(8,568)		(105,962)	(82,849)

Net increase (decrease)	(104,652)	65,781		$(1,000,893)	$636,516

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares				Amount
	Year Ended October 31, 2018		Year Ended October 31, 2017		Year Ended October 31, 2018			Year Ended October 31, 2017

Advisor Class
Shares sold	2,150,314		416,754			$20,535,226		$4,010,347

Shares converted from:
Class A	327,383		– 0	–		3,130,897		– 0	–
Class C	101,807		– 0	–		973,623		– 0	–
Class R	4,192		– 0	–		40,092		– 0	–
Class I	1,800,976		– 0	–		17,223,455		– 0	–
Class Z	43,624		– 0	–		417,196		– 0	–

Shares issued in reinvestment of dividends	37,893		14,028			360,732		135,720

Shares redeemed	(1,266,839)		(288,688)			(12,085,551)		(2,762,280)

Net increase	3,199,350		142,094			$30,595,670		$1,383,787

Class R*
Shares sold	689		3,868			$6,677		$37,554

Shares issued in reinvestment of dividends	37		169			356		1,638

Shares converted to Advisor Class	(4,194)		– 0	–		(40,092)		– 0	–

Shares redeemed	– 0	–	(3,852)			– 0	–	(37,236)

Net increase (decrease)	(3,468)		185			$(33,059)		$1,956

Class K
Shares sold	– 0	–	2		$	– 0	–	$17

Shares redeemed	(1,002)		– 0	–		(9,526)		– 0	–

Net increase (decrease)	(1,002)		2			$(9,526)		$17

Class I*
Shares sold	17,953		12,323			$174,977		$118,537

Shares issued in reinvestment of dividends	121		396			1,168		3,837

Shares converted to Advisor Class	(1,801,240)		– 0	–		(17,223,455)		– 0	–

Shares redeemed	(18,194)		(1,690)			(176,546)		(16,315)

Net increase (decrease)	(1,801,360)		11,029			$(17,223,856)		$106,059

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended October 31, 2018	Year Ended October 31, 2017		Year Ended October 31, 2018	Year Ended October 31, 2017

Class Z*
Shares sold	23,116	53,745		$223,599	$520,610

Shares issued in reinvestment of dividends	737	143,778		7,117	1,376,188

Shares converted to Advisor Class	(43,670)	– 0	–	(417,196)	– 0	–

Shares redeemed	(31,611)	(7,041,947)		(303,465)	(68,123,442)

Net decrease	(51,428)	(6,844,424)		$(489,945)	$(66,226,644)

*	Converted to Advisor Class on February 26, 2018.

At October 31, 2018, the Adviser owned 49% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example,

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NOTES TO FINANCIAL STATEMENTS (continued)

generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce its returns.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may

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NOTES TO FINANCIAL STATEMENTS (continued)

result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2018.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	2018		2017
Distributions paid from:
Ordinary income	$1,565,744		$2,559,016

Total taxable distributions paid	1,565,744		2,559,016
Return of capital	– 0	–	267,088

Total distributions paid	$1,565,744		$2,826,104

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$237,250
Accumulated capital and other losses	(9,350,765	)(a)
Unrealized appreciation/(depreciation)	(1,030,163	)(b)

Total accumulated earnings/(deficit)	$(10,143,678	)(c)

(a)

As of October 31, 2018, the Fund had a net capital loss carryforward of $9,349,210. During the fiscal year, the Fund utilized $149,981 of capital loss carry forwards to offset current year net realized gains. As of October 31, 2018, the cumulative deferred loss on straddles was $1,555.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of partnership investments, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable, the tax treatment of defaulted securities, and the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Fund had a net short-term capital loss carryforward of $5,694,760 and a net long-term capital loss carryforward of $3,654,450, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to return of capital distributions received from underlying securities and contributions from Adviser resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Merger and Reorganization

At a meeting held May 3-5, 2016, the Board, on behalf of the Fund, and the Board of Trustees of the Accounting Survivor, approved the Reorganization Agreement providing for the tax-free acquisition by the Fund of the assets and liabilities of the Accounting Survivor. The acquisition was completed at the close of business July 26, 2016. Pursuant to the Reorganization Agreement, the assets and liabilities of the Accounting

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NOTES TO FINANCIAL STATEMENTS (continued)

Survivor’s shares were transferred in exchange for the Fund’s Class Z shares, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization	Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization		Aggregate net assets immediately after the Reorganization
Accounting Survivor	7,254,378	– 0	–	$68,233,326	+	$	– 0	–
The Fund	2,097,920	9,387,795		$19,642,348	++		$87,875,674

+	Includes undistributed net investment income of $404,396 and unrealized depreciation on investments of $1,497,163, with a fair value of $60,408,577 and identified cost of $61,905,740.

++	Includes unrealized depreciation of $370,906.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting

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NOTES TO FINANCIAL STATEMENTS (continued)

period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules simplifies certain disclosure requirements on the financial statements.

NOTE K

Subsequent Events

The Fund will change its fiscal year end from October 31 to December 31.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,	September 1, 2016 to October 31, 2016(a)	July 26, 2016(b) to August 31, 2016
2018	2017

Net asset value, beginning of period	$ 9.71	$ 9.46	$ 9.44	$ 9.36

Income From Investment Operations
Net investment income(c)(d)	.50	.49	.08	#	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	.24	.01	.08	†
Contributions from Affiliates	.00	(e)	.00	(e)	– 0	–	– 0	–

Net increase in net asset value from operations	.13	.73	.09	.13

Less: Dividends
Dividends from net investment income	(.48)	(.43)	(.07)	(.05)
Return of capital	– 0	–	(.05)	– 0	–	– 0	–

Total dividends and distributions	(.48)	(.48)	(.07)	(.05)

Net asset value, end of period	$ 9.36	$ 9.71	$ 9.46	$ 9.44

Total Return
Total investment return based on net asset value(f)*	1.32	%**	7.89	%+	.94	%+#	1.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,990	$4,185	$2,733	$2,063
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)†	.33%	.71%	.78	%^	.81	%^
Expenses, before waivers/reimbursements(g)(h)†	2.56%	2.49%	3.18	%^	2.41	%^
Net investment income(d)	5.20%	5.11%	4.90	%^#	5.30	%^
Portfolio turnover rate	75%	65%	9%	44%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01%	.01%	.02%	.00%

See footnote summary on page 98.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	The Fund changed its fiscal year end from August 31 to October 31.

(b)	Inception date.

(c)	Based on average shares outstanding.

(d)	Net expenses waived/reimbursed by the Adviser.

(e)	Amount is less than $.005.

(f)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(g)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,		September 1, 2016 to October 31, 2016(a)	Year Ended August 31, 2016
	2018	2017
Advisor Class
Net of waivers/reimbursements	.31%	.70%	N/A	.80%
Before waivers/reimbursements	2.54%	2.54%	N/A	2.40%

(h)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended October 31, 2018, October 31, 2017 and October 31, 2016, such waiver amounted to .01%, .01% and .02%, respectively.

†

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended October 31, 2018, October 31, 2017 and August 31, 2016 by .03%, .07% and .02%, respectively.

**	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended October 31, 2018 by .01%.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

#	For the year ended October 31, 2016 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.003	.20%	.03%

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Flex Fee High Yield Portfolio, formerly known as AB High Yield Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB FlexFee High Yield Portfolio, formerly known as AB High Yield Portfolio (the “Fund”), (one of the funds constituting the AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, the period from September 1, 2016 to October 31, 2016 and the period from July 26, 2016 to August 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the AB Bond Fund, Inc.) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended, the period from September 1, 2016 to October 31, 2016 and the period from July 26, 2016 to August 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 28, 2018

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2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2018. For foreign shareholders, 50.47% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

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RESULTS OF STOCKHOLDER MEETING

(unaudited)

A Special Meeting of Stockholders of the AB Bond Fund, Inc. (the “Company”)—AB FlexFee High Yield Portfolio (the “Fund”) was held on January 18, 2018. A description of the proposal and number of shares voted at the Meeting are as follows:

To approve an amendment to the investment advisory agreement between AllianceBernstein L.P., the Fund’s investment adviser, and the Company with respect to the Fund to change the Fund’s advisory fee to a performance-based, or “fulcrum,” fee.

Voted For:	Voted Against:	Abstain:	Broker Non-Votes:
1,672,095	73,097	284,089	0

A Special Meeting of Stockholders of the Company was held on October 11, 2018. A description of the proposals and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1.	To approve and vote upon the election of Directors for the Company, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For:	Authority Withheld:
Michael J. Downey	568,159,897	6,636,404
William H. Foulk, Jr.	567,840,093	6,956,208
Nancy P. Jacklin	568,944,215	5,852,087
Robert M. Keith	569,042,667	5,753,635
Carol C. McMullin	569,162,511	5,633,791
Gary L. Moody	568,383,443	6,412,859
Marshall C. Turner, Jr.	568,160,864	6,635,437
Earl D. Weiner	567,806,291	6,990,010

2.	To vote upon the approval of new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For:	Voted Against:	Abstain:	Broker Non-Votes:
2,710,289	2,695	630	964,479

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President Ivan Rudolph-Shabinsky(2), Vice President William Smith(2), Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund are made by the High Yield Investment Team. Messrs. Distenfeld, Rudolph-Shabinksy and Smith are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 58 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.# Chairman of the Board 77 (2014)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi- conductors) since 2007

Michael J. Downey,# 74 (2014)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
William H. Foulk, Jr.,#^ 86 (2014)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,# 70 (2014)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,# 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,# 66 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995) where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	95	None

Earl D. Weiner,# 79 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Mr. Foulk is expected to retire on or about December 31, 2018.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. He is also Co-Head of Fixed-Income.

Ivan Rudolph-Shabinsky 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

William Smith 31	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2013. He is a member of the High Yield Credit portfolio-management team, focusing on US and global multi-sector portfolios as well as a member of the High Income portfolio-management team.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2013.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2012.

Stephen M. Woetzel 47	Controller	Senior Vice President of ABIS**, with which he has been associated since prior to 2013.

*	The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB 1-(800)227-4618, or visit www.abfunds.com for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Bond Fund, Inc. in respect of AB FlexFeeTM High Yield Portfolio (formerly AB High Yield Portfolio) (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at a meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds,

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actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources

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it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of

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the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by

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other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional,

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offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established

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methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

Board Consideration of Amendment to the Fund’s Advisory Agreement

At the Board Meeting held on October 31-November 2, 2017, the Adviser presented its recommendation that the Board of Directors (the “Board” or “Directors”) of AB Bond Fund, Inc. (the “Company”) consider and approve an amendment to the Company’s current Advisory Agreement with the Adviser (the “Amended Agreement”) in respect of AB High Yield Portfolio

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(the “Fund”) to change the Fund’s current advisory fee to a performance-based, or fulcrum, fee. The Adviser explained that it believed a fulcrum fee would make the Fund more attractive to investors interested in either active or passive strategies from both performance and fee perspectives. In this regard, the Adviser also stated that it believes a high yield fund is well suited for the performance fee structure and that there is significant investor interest in passive high yield funds, but the performance of passive high yield funds generally lags that of conventional high yield indexes. The Adviser further stated that it believes that the Fund, under a fulcrum fee arrangement, would be an attractive alternative to such passive funds. Lastly, the Adviser noted that the Fund may be attractive compared to other active high yield funds in light of its fee structure and fee levels and its strong long-term performance record.

At the recommendation of the Adviser, the Board, including a majority of the Directors who are not interested persons of the Company (the “Independent Directors”) as defined in the Investment Company Act of 1940, as amended (“1940 Act”), approved the Amended Agreement between the Company, on behalf of the Fund, and the Adviser, for an initial two-year period, at the Board Meeting, which was held in-person. The Board, including the Independent Directors, recommend approval of the Amended Agreement by stockholders.

At the Board Meeting, the Board also approved (i) changing the Fund’s name to “AB FlexFeeTM High Yield Portfolio,” (ii) changing the Fund’s Performance Benchmark from the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (the “Current Index”) to the Markit iBoxx USD Liquid High Yield Index (the “Index”), (iii) converting the Fund’s outstanding Class A, Class C, Class R, Class I and Class Z shares to Advisor Class shares, (iv) changing the Fund’s fiscal year end from October 31 to December 31, consistent with the other AB FlexFee Funds; and (v) changing the Fund’s custodian and accounting agent to Brown Brothers Harriman & Co., the agent for the other AB FlexFee Funds. Implementation of the foregoing changes and actions is conditioned upon approval by stockholders of the Amended Agreement and would be effective on or about February 26, 2018.

The Directors approved the proposed changes to the Fund’s current Advisory Agreement to change the Fund into a fulcrum fee Fund and the other related proposals of the Adviser, including the proposed change to the Fund’s name and Performance Benchmark. In considering the Adviser’s recommendation for the Fund, the Directors considered materials presented to them concerning the SEC’s published guidance on factors that should be considered in connection with fulcrum fee arrangements, including the following factors: (1) the fairness of the fulcrum fee; (2) selection of an appropriate index against which fund performance should be measured; (3) variations in periods used for computing average asset values and

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performance; (4) length of period over which performance is computed; (5) computation of performance over a rolling period; (6) performance for transitional periods; (7) computation of the performance of the fund and the index with respect to payment of dividends and capital gains distributions; and (8) avoidance of basing significant fee adjustments upon random or insignificant differences. The Directors had extensive discussions about the Adviser’s proposed change of Performance Benchmark for the Fund, and the use of the Index plus a hurdle rate for purposes of calculating the fulcrum fee, recognizing that the Current Index, like the Fund, includes less liquid securities, and that the performance of the Index, which includes significantly fewer less liquid securities, can be expected to be lower than that of the Current Index, making it a less challenging benchmark. The Directors determined to approve the proposed changes, due to, among other things: the .75% hurdle in the proposed management fee arrangement; the fact that the Adviser would need to achieve significant outperformance before earning a fee higher than the current fee and that based on historical performance of the Index and the Fund the proposal would result in a material fee reduction; and the Adviser’s desire to position the Fund as a competitor to exchange-traded funds that use benchmarks similar or identical to the proposed Performance Benchmark.

The Directors also considered that the Adviser had agreed to bear one half of the expenses relating to (i) the special meeting of stockholders called to approve the Amended Agreement, including the preparation, printing and mailing of the proxy materials and of all related solicitations and (ii) the additional audit of the Fund’s financial statements required as a result of changing the Fund’s fiscal year end to conform to the fiscal year end of the other AB FlexFee funds. The remaining one half of the aforementioned expenses will be borne by the Fund, subject to the applicable expense limitation.

At the Board Meeting, the Directors also approved continuance of the Fund’s current Advisory Agreement for an additional annual term or, if earlier, until such time as the Amended Agreement takes effect.

Prior to their approval of the Amended Agreement, the Directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Amended Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The Directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the proposed performance-based management fee (which consists of a Base Fee plus or minus a Performance Adjustment), in which the Senior Officer concluded that the current and proposed contractual fees for the Fund were reasonable. The Directors also discussed the proposed approvals in private sessions with counsel and the Company’s Senior Officer.

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The Directors considered the fact that the Amended Agreement would have terms and conditions substantially identical to those of the current Advisory Agreement with the exception of the change of the current advisory fee to a performance-based, or fulcrum, fee under the Amended Agreement and the change in the name of the Fund.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the current and proposed management fees. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Fund, and the overall arrangements between the Fund and the Adviser, as provided in the current Advisory Agreement and the Amended Agreement, including the current fee arrangement and the proposed performance-based management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services provided by the Adviser under the current Advisory Agreement (which would not change under the Amended Agreement), including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The Directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that the Amended Agreement, similar to the current

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Advisory Agreement, provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. In the Fund’s last fiscal year, the Adviser did not request any reimbursements from the Fund. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the current Advisory Agreement and to be provided to the Fund under the Amended Agreement.

Costs of Services to be Provided and Profitability

In connection with their approval of the continuance of the Fund’s current Advisory Agreement the Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The Directors noted that assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The Directors recognized that it is difficult to make comparisons of the profitability of the current Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The Directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Amended Agreement and the Directors recognized that such information for 2018 and subsequent years would differ from that reviewed previously as a result of the imposition of the proposed performance fee. The Directors also noted that, due to the performance fee component of the proposed management fee, profitability would tend to be higher with better performance relative to the Index, which they considered to create an appropriate alignment of incentives.

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Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The Directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board Meeting, the Directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Board Meeting, the Directors reviewed performance information for the Fund’s operations as AB Bond Fund—AB High Yield Portfolio prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year period ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the Directors concluded that the Fund’s investment performance was acceptable. They noted that the Fund’s future performance would be affected by the performance fee component in the proposed management fee.

Management Fees and Other Expenses

The Directors considered the current management fee rate paid by the Fund to the Adviser and the proposed management fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning management fee rates paid by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared the Fund’s current pro forma contractual effective management fee rate (reflecting a reduction in the management fee rate effective January 1, 2017) with a peer group median. The Directors also compared the Fund’s proposed contractual effective management fee rate with a peer group median. The information reviewed by the Directors showed that its proposed base contractual management fee rate of 40 basis points and its maximum fee rate of 60 basis points were lower than the Fund’s peer group median of 69 basis points. The fee rate payable after implementation of the Amended Agreement will depend upon the Fund’s future investment performance.

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In considering the proposed performance-based fee, the Directors discussed, among other things: (i) the appropriateness of the Index, (ii) the Index Hurdle and (iii) the funds against which the Fund will compete from a fee perspective.

The Directors recognized that the Adviser’s total compensation from the Fund pursuant to the Amended Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Amended Agreement, and that the impact of such expense reimbursement would depend on the size of the Fund and the extent to which the Adviser requests reimbursements pursuant to this provision.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; (iv) must service, and be marketed to, retail investors and financial intermediaries; and (v) requires a larger sales support infrastructure. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the proposed management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

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With respect to the Fund’s operations under the current fee structure, the Directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the Directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap, which had been set at a lower level since the management fee reduction that took effect on January 1, 2017. The Directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. Based on their review, the Directors concluded that the Fund’s expense ratio was acceptable.

With respect to the Fund’s proposed implementation of a fulcrum fee, the Directors considered the proposed total expense ratios of the Advisor Class shares of the Fund (the Fund’s outstanding Class A, Class C, Class R, Class I and Class Z shares will be converted to Advisor Class shares if stockholders approve the Adviser’s proposals) in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s proposed expense cap for the “other expenses” of the Fund (expenses excluding the advisory fee, Rule 12b-1 fees, and certain other expenses typically excluded from the Adviser’s expense caps) for the period ending December 31, 2019. The Directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the Directors concluded that the Fund’s proposed expense ratios were acceptable.

Economies of Scale

The Directors noted that the proposed management fee schedule for the Fund, unlike the current management fee schedule, does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board Meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services

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provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the Fund’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB FLEXFEE HIGH YIELD PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

FFHY-0151-1018

OCT    10.31.18

ANNUAL REPORT

AB INCOME FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INCOME FUND | 1

ANNUAL REPORT

December 14, 2018

This report provides management’s discussion of fund performance for AB Income Fund for the annual reporting period ended October 31, 2018.

The investment objective of the Fund is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	6 Months	12 Months
AB INCOME FUND
Class A Shares	-1.09%	-2.71%
Class C Shares	-1.46%	-3.43%
Advisor Class Shares[1]	-0.83%	-2.46%
Bloomberg Barclays US Aggregate Bond Index	-0.19%	-2.05%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended October 31, 2018.

During the 12-month period, all share classes underperformed the benchmark, before sales charges. The Fund’s yield-curve positioning detracted from relative performance, particularly an overweight to intermediate maturities; however, a shorter-than-benchmark duration exposure offset some of these losses as interest rates rose during the period. Currency selection was also negative because of positions in the Argentine peso, Indian rupee, Japanese yen and South African rand. A position in the British pound was positive. Sector allocation added to returns due to beneficial off-benchmark exposures to non-agency mortgages and high-yield corporates. Security decisions were positive as well, primarily within commercial mortgage-backed securities. Country allocation did not have a significant impact on overall performance.

During the six-month period, all share classes underperformed the benchmark, before sales charges. Country positioning detracted from performance, mainly the result of modest exposures to Argentina and Mexico, though an allocation to the eurozone was positive. Security decisions also

2 | AB INCOME FUND	abfunds.com

detracted, particularly within high-yield corporates, as did currency investments. Gains from the Fund’s position in the Mexican peso were more than offset by losses from long positions in the Argentine peso and Indian rupee. Yield-curve positioning and the Fund’s shorter-than-benchmark duration contributed, as interest rates rose across the curve. Sector selection did not meaningfully affect overall returns.

During both periods, the Fund utilized derivatives in the form of futures and interest rate swaptions to manage and hedge duration risk and/or take active yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure and to take active currency risk. Purchased and written exchange-traded fund options and index options were used in an effort to add alpha (a measure of how the Fund is performing on a risk-adjusted basis versus its benchmark) through different strategies, including but not limited to relative value, put spreads and call spreads. Written swaptions were used as hedging tools against other active equity-like risks in the Fund, as well as to take active risk through high-yield exposure. Credit default swaps, both single name and index, were used to create synthetic exposure in investment-grade and high-yield credit risk. Interest rate swaps were used to hedge duration risk. Total return swaps were used to create synthetic high-yield exposure in the Fund. Variance swaps were used to add alpha to the Fund by capturing risk premiums that are similar to high-yield exposure elsewhere in the Fund.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets had mixed performance over the 12-month period, as volatility spiked in the latter part of the period on tighter monetary policy and the onset of a global trade war. Developed-market treasuries rallied, outperforming the positive returns of emerging-market local-currency government bonds, while global high yield and investment-grade securities ended the period in negative territory. A stronger US dollar, slowing Chinese growth, the global trade war and a hawkish US Federal Reserve (the “Fed”) weighed on emerging markets. Developed-market yield curves moved in different directions (bond yields move inversely to price).

The Fed raised interest rates four times in the period, while the European Central Bank started to scale back asset purchases but updated forward guidance to say that it would not change its policy rate until summer 2019 at the earliest. The Bank of Japan tweaked its monetary policy, holding rates and yields steady, but widening the band around 10-year yields, potentially allowing them to move higher.

US yields rose dramatically, with the 10- and 30-year Treasury yields soaring to multiyear highs, on the back of higher inflation forecasts, the Fed’s expected rate hike path and a robust US labor market. The US administration announced tariffs on imports from China, the European Union,

abfunds.com	AB INCOME FUND | 3

Mexico and Canada, all of which reciprocated with tariffs on the US, triggering a global trade war. An upsurge in geopolitical uncertainty, including governmental turmoil in Italy, sparked a flight to quality.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income while preserving capital by investing primarily in government bonds from both US and non-US issuers as well as corporate bonds, with scope to invest a select amount in below investment-grade bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments, their agencies or instrumentalities and repurchase agreements relating to US government securities.

The Fund normally invests at least 65% of its total assets in US dollar-denominated securities. The Fund may also invest up to 35% of its total assets in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund may invest no more than 25% of its total assets in securities of issuers in any one country other than the US. The Fund’s investments in foreign securities may include investments in securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings. The Fund may invest in fixed-income securities with any maturity or duration.

The Fund utilizes derivatives, such as options, futures contracts, forwards and swaps to a significant extent. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical

4 | AB INCOME FUND	abfunds.com

(continued on next page)

exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

abfunds.com	AB INCOME FUND | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (often referred to as “junk bonds”) are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity. These securities are often able to be “called” or repurchased by the issuer prior to their maturity date, forcing the Fund to reinvest the proceeds, possibly at a lower rate of return.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

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DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

abfunds.com	AB INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB INCOME FUND	abfunds.com

DISCLOSURES AND RISKS (continued)

The Fund commenced operations on April 22, 2016. The Fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”), effective at the close of business on April 21, 2016 (the “Reorganization”). The Fund has the same investment objective that the Predecessor Fund had and similar investment strategies and policies. In addition, the Fund has higher expenses (including transfer agency and shareholder servicing fees), and a different advisory fee arrangement than the Predecessor Fund had.

Performance information prior to April 22, 2016 shown in this report reflects the historical performance of the Predecessor Fund based on its NAV. Such performance information may not be representative of performance the Fund would have achieved as an open-end fund under its current investment strategies and policies and expense levels.

abfunds.com	AB INCOME FUND | 9

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2008 TO 10/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Income Fund Advisor Class shares (from 10/31/2008 to 10/31/2018) as compared to the performance of the Fund’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

1

Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

10 | AB INCOME FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS A SHARES			3.87%
1 Year	-2.71%	-6.86%
Since Inception[2]	2.15%	0.44%
CLASS C SHARES			3.29%
1 Year	-3.43%	-4.36%
Since Inception[2]	1.43%	1.43%
ADVISOR CLASS SHARES[3]			4.29%
1 Year	-2.46%	-2.46%
5 Years	3.51%	3.51%
10 Years	7.38%	7.38%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.11%, 1.87% and 0.90% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs to 0.77%, 1.52% and 0.52% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2019. Any fees waived and expense borne by the Adviser through April 22, 2018 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2018.

2	Inception date: 4/21/2016.

3

Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund. This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

abfunds.com	AB INCOME FUND | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-6.37%
Since Inception[1]	0.80%
CLASS C SHARES
1 Year	-3.89%
Since Inception[1]	1.86%
ADVISOR CLASS SHARES[2]
1 Year	-1.98%
5 Years	4.03%
10 Years	6.45%

1	Inception date: 4/21/2016.

2

Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

12 | AB INCOME FUND	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$989.10	$5.77	1.15%
Hypothetical**	$1,000	$1,019.41	$5.85	1.15%
Class C
Actual	$1,000	$985.40	$9.46	1.89%
Hypothetical**	$1,000	$1,015.68	$9.60	1.89%
Advisor Class
Actual	$1,000	$991.70	$4.47	0.89%
Hypothetical**	$1,000	$1,020.72	$4.53	0.89%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB INCOME FUND | 13

PORTFOLIO SUMMARY

October 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,537.2

1

All data are as of October 31, 2018. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.8% or less in the following types: Bank Loans, Common Stocks, Governments–Sovereign Bonds, Inflation-Linked Securities, Investment Companies, Local Governments–Regional Bonds, Local Governments–US Municipal Bonds, Options Purchased–Calls, Options Purchased–Puts, Preferred Stocks, Quasi-Sovereigns, Warrants and Whole Loan Trusts.

14 | AB INCOME FUND	abfunds.com

PORTFOLIO SUMMARY (continued)

October 31, 2018 (unaudited)

1

All data are as of October 31, 2018. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.4% or less in the following countries: Angola, Australia, Bahrain, Belgium, China, Colombia, Costa Rica, Denmark, Dominican Republic, Ecuador, Egypt, El Salvador, Germany, Ghana, Guatemala, Honduras, India, Indonesia, Ireland, Israel, Ivory Coast, Jamaica, Jersey (Channel Islands), Kazakhstan, Kenya, Lebanon, Nigeria, Norway, Peru, Qatar, Russia, Senegal, South Africa, Sri Lanka, Sweden, Switzerland, Trinidad & Tobago, Turkey, Uruguay and Zambia.

abfunds.com	AB INCOME FUND | 15

PORTFOLIO OF INVESTMENTS

October 31, 2018

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 49.1%
Malaysia – 0.8%
Malaysia Government Bond Series 3/04 5.734%, 7/30/19	MYR	55,010	$13,367,831
Series 414 3.654%, 10/31/19		15,620	3,739,976
Series 515 3.759%, 3/15/19		12,880	3,083,037

			20,190,844

Mexico – 1.2%
Mexican Bonos Series M 8.00%, 12/07/23	MXN	178,767	8,580,499
Series M 20 7.50%, 6/03/27		522,115	23,780,320

			32,360,819

Russia – 0.4%
Russian Federal Bond - OFZ Series 6217 7.50%, 8/18/21	RUB	670,156	10,026,843

United States – 46.6%
U.S. Treasury Bonds 3.125%, 8/15/44(a)	U.S.$	15,356	14,624,191
5.50%, 8/15/28		144,400	172,603,125
U.S. Treasury Notes 1.625%, 8/15/22-10/31/23		311,286	295,406,543
1.75%, 11/30/21(b)		155,061	149,657,997
1.75%, 5/15/22		44,639	42,825,732
2.00%, 1/15/21-11/15/21		249,785	244,468,517
2.125%, 7/31/24(b)		147,044	140,036,720
2.25%, 11/15/25(c)		16,500	15,631,172
2.25%, 11/15/27		5,000	4,648,438
2.75%, 9/15/21		37,500	37,312,500
2.875%, 9/30/23		65,000	64,664,844

			1,181,879,779

Uruguay – 0.1%
Uruguay Government International Bond 8.50%, 3/15/28(d)	UYU	37,222	955,647
9.875%, 6/20/22(d)		20,752	621,652

			1,577,299

Total Governments – Treasuries (cost $1,259,257,557)			1,246,035,584

16 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THROUGHS – 20.6%
Agency Fixed Rate 30-Year – 20.6%
Federal National Mortgage Association Series 1998 8.00%, 6/01/28	U.S.$	9	$9,975
Series 1999 7.50%, 11/01/29		14	15,853
Series 2018 4.00%, 11/01/48, TBA		92,100	92,092,807
4.50%, 11/01/48, TBA		208,000	212,923,755
5.00%, 11/01/48, TBA		209,550	218,635,962

Total Mortgage Pass-Throughs (cost $523,858,773)			523,678,352

CORPORATES – NON-INVESTMENT GRADE – 16.4%
Industrial – 12.4%
Basic – 1.5%
Alcoa Nederland Holding BV 6.125%, 5/15/28(d)		510	508,342
Constellium NV 4.25%, 2/15/26(d)	EUR	2,060	2,282,115
5.75%, 5/15/24(d)	U.S.$	3,680	3,517,454
Eldorado Gold Corp. 6.125%, 12/15/20(d)		1,192	1,116,058
ERP Iron Ore, LLC 9.039%, 12/31/19(e)(f)(g)(h)(i)(j)		166	165,779
Freeport-McMoRan, Inc. 5.45%, 3/15/43		1,908	1,616,687
INEOS Group Holdings SA 5.375%, 8/01/24(d)	EUR	3,215	3,732,508
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(d)	U.S.$	2,275	2,441,393
Kronos International, Inc. 3.75%, 9/15/25(a)(d)	EUR	7,595	7,919,270
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(e)(g)(k)(l)	U.S.$	1,407	14
New Gold, Inc. 6.25%, 11/15/22(d)		743	646,239
Nufarm Australia Ltd./Nufarm Americas, Inc. 5.75%, 4/30/26(d)		1,223	1,143,334
Nyrstar Netherlands Holdings B 8.50%, 9/15/19(d)	EUR	258	216,365
OCI NV 6.625%, 4/15/23(d)	U.S.$	2,100	2,155,671
Peabody Energy Corp. 6.00%, 3/31/22(d)		2,305	2,302,925

abfunds.com	AB INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Plastipak Holdings, Inc. 6.25%, 10/15/25(d)	U.S.$	987	$903,214
Sealed Air Corp. 6.875%, 7/15/33(d)		2,246	2,313,268
SPCM SA 4.875%, 9/15/25(d)		913	842,635
Starfruit Finco BV/Starfruit US Holdco LLC 6.50%, 10/01/26(d)	EUR	2,080	2,301,703
8.00%, 10/01/26(d)	U.S.$	665	644,930
United States Steel Corp. 6.25%, 3/15/26		715	673,380
6.875%, 8/15/25		915	896,737

			38,340,021

Capital Goods – 0.7%
Bombardier, Inc. 5.75%, 3/15/22(d)		3,124	3,088,105
BWAY Holding Co. 4.75%, 4/15/24(d)	EUR	3,475	3,966,345
Cleaver-Brooks, Inc. 7.875%, 3/01/23(d)	U.S.$	1,066	1,075,637
Crown European Holdings SA 2.875%, 2/01/26(d)	EUR	1,075	1,191,250
GFL Environmental, Inc. 5.375%, 3/01/23(d)	U.S.$	118	108,256
Hulk Finance Corp. 7.00%, 6/01/26(d)		720	666,360
OI European Group BV 3.125%, 11/15/24(d)	EUR	3,140	3,609,585
Stevens Holding Co., Inc. 6.125%, 10/01/26(d)	U.S.$	362	360,353
TransDigm, Inc. 6.375%, 6/15/26		847	830,060
6.50%, 7/15/24		1,989	2,012,371

			16,908,322

Communications - Media – 1.0%
Altice Financing SA 7.50%, 5/15/26(d)		2,600	2,458,118
Altice France SA/France 6.25%, 5/15/24(d)		766	735,605
7.375%, 5/01/26(d)		1,500	1,437,105
Altice Luxembourg SA 7.75%, 5/15/22(d)		2,047	1,905,163
Cequel Communications Holdings I LLC/Cequel Capital Corp. 7.50%, 4/01/28(d)		1,631	1,688,379

18 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Clear Channel Worldwide Holdings, Inc. Series A 6.50%, 11/15/22	U.S.$	2,266	$2,289,544
CSC Holdings LLC 10.875%, 10/15/25(d)		709	818,044
iHeartCommunications, Inc. 9.00%, 12/15/19(f)(g)		1,347	967,644
Meredith Corp. 6.875%, 2/01/26(d)		798	797,809
Radiate Holdco LLC/Radiate Finance, Inc. 6.875%, 2/15/23(d)		1,031	989,770
TEGNA, Inc. 6.375%, 10/15/23		1,495	1,530,252
Virgin Media Finance PLC 5.25%, 2/15/22		1,528	1,510,978
6.00%, 10/15/24(d)		503	491,421
Virgin Media Receivables Financing Notes I DAC 5.50%, 9/15/24(d)	GBP	3,770	4,794,914
Ziggo Bond Co. BV 6.00%, 1/15/27(d)	U.S.$	3,000	2,673,510

			25,088,256

Communications - Telecommunications – 0.6%
C&W Senior Financing DAC 6.875%, 9/15/27(d)		1,247	1,194,239
7.50%, 10/15/26(d)		1,108	1,112,133
DKT Finance ApS 7.00%, 6/17/23(d)	EUR	2,647	3,219,237
Embarq Corp. 7.995%, 6/01/36	U.S.$	2,342	2,231,177
Frontier Communications Corp. 7.125%, 1/15/23		448	298,485
8.75%, 4/15/22		919	714,201
Hughes Satellite Systems Corp. 6.625%, 8/01/26		810	771,306
Intelsat Jackson Holdings SA 8.50%, 10/15/24(d)		1,000	993,780
9.50%, 9/30/22(d)		700	812,000
Qwest Corp. 6.875%, 9/15/33		1,275	1,232,912
Sprint Capital Corp. 6.875%, 11/15/28		890	874,799
Windstream Services LLC/Windstream Finance Corp. 9.00%, 6/30/25(d)		996	722,638

			14,176,907

abfunds.com	AB INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.3%
BCD Acquisition, Inc. 9.625%, 9/15/23(d)	U.S.$	1,714	$1,809,418
Exide Technologies 7.00%, 4/30/25(e)(j)(l)(m)		2,978	1,875,978
11.00%, 4/30/22(e)(j)(l)		3,324	2,924,944
Tenneco, Inc. 5.00%, 7/15/26		2,680	2,224,373

			8,834,713

Consumer Cyclical - Entertainment – 0.4%
CPUK Finance Ltd. 4.875%, 8/28/25(d)	GBP	7,385	9,399,297

Consumer Cyclical - Other – 0.6%
Beazer Homes USA, Inc. 5.875%, 10/15/27	U.S.$	1,121	905,230
Cooperativa Muratori & Cementisti-CMC di Ravenna SC 6.00%, 2/15/23(d)	EUR	201	68,517
International Game Technology PLC 6.25%, 1/15/27(d)	U.S.$	735	723,975
K. Hovnanian Enterprises, Inc. 10.00%, 7/15/22(d)		3,649	3,513,805
10.50%, 7/15/24(d)		649	594,062
LHMC Finco SARL 6.25%, 12/20/23(d)	EUR	671	785,605
Marriott Ownership Resorts, Inc./ILG LLC 6.50%, 9/15/26(d)	U.S.$	2,036	2,052,431
Shea Homes LP/Shea Homes Funding Corp. 6.125%, 4/01/25(d)		1,901	1,773,101
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 7/15/26(d)		2,638	2,675,591
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(d)		688	651,206
Wyndham Hotels & Resorts, Inc. 5.375%, 4/15/26(d)		1,335	1,296,659

			15,040,182

Consumer Cyclical - Restaurants – 0.3%
IRB Holding Corp. 6.75%, 2/15/26(d)		1,031	987,275
Stonegate Pub Co. Financing PLC 4.875%, 3/15/22(d)	GBP	4,556	5,736,129

			6,723,404

20 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.2%
FirstCash, Inc. 5.375%, 6/01/24(d)	U.S.$	271	$268,003
L Brands, Inc. 5.25%, 2/01/28		866	739,252
6.875%, 11/01/35		2,540	2,159,051
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21(d)		852	511,413
PetSmart, Inc. 7.125%, 3/15/23(d)		1,842	1,288,810
PVH Corp. 3.125%, 12/15/27(d)	EUR	1,075	1,191,031

			6,157,560

Consumer Non-Cyclical – 1.1%
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(d)	U.S.$	1,414	1,272,699
Aveta, Inc. 7.00%, 4/01/19(e)(g)(i)(l)		1,985	– 0	–
10.50%, 3/01/21(e)(g)(i)(l)		720	– 0	–
Bausch Health Cos, Inc. 4.50%, 5/15/23(d)	EUR	1,800	1,975,854
6.125%, 4/15/25(d)	U.S.$	892	820,595
Charles River Laboratories International, Inc. 5.50%, 4/01/26(d)		605	603,603
CHS/Community Health Systems, Inc. 6.25%, 3/31/23		1,444	1,327,888
8.125%, 6/30/24(d)		162	127,050
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23(d)		1,521	1,309,824
Endo Finance LLC/Endo Finco, Inc. 5.375%, 1/15/23(d)		1,170	999,239
Grifols SA 3.20%, 5/01/25(d)	EUR	5,083	5,791,575
Hadrian Merger Sub, Inc. 8.50%, 5/01/26(d)	U.S.$	1,966	1,883,212
HCA, Inc. 5.25%, 6/15/26		548	558,478
5.625%, 9/01/28		535	529,623
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(d)		1,033	831,524
5.625%, 10/15/23(d)		118	101,386
5.75%, 8/01/22(d)		1,334	1,194,170
Spectrum Brands, Inc. 5.75%, 7/15/25		2,476	2,406,944

abfunds.com	AB INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sunshine Mid BV 6.50%, 5/15/26(a)(d)	EUR	2,077	$2,270,247
Tenet Healthcare Corp. 8.125%, 4/01/22	U.S.$	1,359	1,416,554
Vizient, Inc. 10.375%, 3/01/24(d)		1,355	1,476,787

			26,897,252

Energy – 3.3%
Antero Resources Corp. 5.125%, 12/01/22		2,648	2,634,177
Berry Petroleum Co. LLC 6.375%, 9/15/22(e)(g)(h)(i)		1,904	– 0	–
Bristow Group, Inc. 8.75%, 3/01/23(d)		636	604,639
Bruin E&P Partners LLC 8.875%, 8/01/23(d)		2,730	2,691,835
California Resources Corp. 8.00%, 12/15/22(d)		2,860	2,545,715
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23		2,570	2,525,179
Chesapeake Energy Corp. 6.125%, 2/15/21		2,645	2,671,450
Denbury Resources, Inc. 7.50%, 2/15/24(d)		2,108	2,065,714
9.25%, 3/31/22(d)		871	907,808
Diamond Offshore Drilling, Inc. 7.875%, 8/15/25		2,642	2,603,770
Ensco PLC 4.50%, 10/01/24		2,880	2,343,168
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 9/01/22		520	364,686
9.375%, 5/01/24(d)		1,384	1,051,591
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 5/15/26		2,466	2,237,895
6.50%, 10/01/25		237	219,552
Gulfport Energy Corp. 6.00%, 10/15/24		280	262,864
6.375%, 5/15/25-1/15/26		2,994	2,810,591
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(d)		3,639	3,644,095
HighPoint Operating Corp. 7.00%, 10/15/22		807	793,580
Indigo Natural Resources LLC 6.875%, 2/15/26(d)		2,570	2,428,727

22 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nabors Industries, Inc. 4.625%, 9/15/21	U.S.$	2,220	$2,142,300
5.00%, 9/15/20		635	630,098
5.50%, 1/15/23		845	794,934
Nine Energy Service, Inc. 8.75%, 11/01/23(d)		1,313	1,331,356
Noble Holding International Ltd. 7.75%, 1/15/24		2,792	2,607,030
Parkland Fuel Corp. 6.00%, 4/01/26(d)		2,841	2,783,555
PDC Energy, Inc. 5.75%, 5/15/26		2,650	2,431,640
Precision Drilling Corp. 7.125%, 1/15/26(d)		1,545	1,534,911
QEP Resources, Inc. 5.25%, 5/01/23		746	714,444
5.625%, 3/01/26(a)		2,942	2,768,128
Range Resources Corp. 5.00%, 8/15/22-3/15/23		1,377	1,336,882
Rowan Cos., Inc. 5.40%, 12/01/42		436	308,719
7.375%, 6/15/25		2,390	2,276,475
Sanchez Energy Corp. 6.125%, 1/15/23		2,401	893,772
7.25%, 2/15/23(d)		1,876	1,717,928
SandRidge Energy, Inc. 7.50%, 2/15/23(e)(g)(h)(i)		1,259	– 0	–
SemGroup Corp. 6.375%, 3/15/25		2,261	2,185,302
7.25%, 3/15/26		882	855,778
SM Energy Co. 5.625%, 6/01/25(a)		1,470	1,414,169
6.625%, 1/15/27		738	741,136
SRC Energy, Inc. 6.25%, 12/01/25		1,330	1,238,057
Sunoco LP/Sunoco Finance Corp. 5.50%, 2/15/26(d)		1,724	1,647,730
5.875%, 3/15/28(d)		1,319	1,229,123
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.875%, 4/15/26(d)		2,627	2,641,212
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(d)		640	662,342
Transocean, Inc. 7.50%, 1/15/26(d)		1,061	1,041,053
9.00%, 7/15/23(d)		2,375	2,491,660

abfunds.com	AB INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vantage Drilling International 7.125%, 4/01/23(e)(g)(h)(i)	U.S.$	3,068	$	– 0	–
10.00%, 12/31/20(e)(h)		91		88,270
10.00%, 12/31/20(e)(l)		77		75,460
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(d)		2,272		2,101,600
Weatherford International LLC 9.875%, 3/01/25(d)		756		593,158
Weatherford International Ltd. 5.875%, 7/01/21(m)		338		259,425
7.75%, 6/15/21		650		540,313
9.875%, 2/15/24		1,189		929,239
Whiting Petroleum Corp. 5.75%, 3/15/21		749		755,232
6.25%, 4/01/23		732		734,474
6.625%, 1/15/26		1,543		1,542,198

				83,446,139

Other Industrial – 0.5%
Algeco Global Finance PLC 8.00%, 2/15/23(d)		2,258		2,284,780
American Tire Distributors, Inc. 10.25%, 3/01/22(d)(f)(g)		3,259		565,827
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		1,100		1,088,296
Laureate Education, Inc. 8.25%, 5/01/25(d)		2,096		2,245,487
Travis Perkins PLC 4.50%, 9/07/23(d)	GBP	5,979		7,491,117

				13,675,507

Services – 0.8%
APX Group, Inc. 7.875%, 12/01/22	U.S.$	1,855		1,865,184
8.75%, 12/01/20		851		833,827
Arena Luxembourg Finance SARL 2.875%, 11/01/24(d)	EUR	3,743		4,224,800
Carlson Travel, Inc. 6.75%, 12/15/23(d)	U.S.$	910		909,381
eDreams ODIGEO SA 5.50%, 9/01/23(d)	EUR	1,327		1,509,460
GEO Group, Inc. (The) 5.875%, 1/15/22	U.S.$	760		752,392
La Financiere Atalian SASU 4.00%, 5/15/24(d)	EUR	5,000		5,070,592
Monitronics International, Inc. 9.125%, 4/01/20(a)	U.S.$	1,835		1,371,479

24 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(d)	U.S.$	2,259	$2,384,487
Refinitiv US Holdings, Inc. 6.25%, 5/15/26(d)		334	331,779
8.25%, 11/15/26(d)		348	338,291
Team Health Holdings, Inc. 6.375%, 2/01/25(a)(d)		692	595,127

			20,186,799

Technology – 0.4%
Banff Merger Sub, Inc. 9.75%, 9/01/26(d)		2,677	2,593,103
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125%, 5/01/21(d)(j)		2,340	2,345,873
IQVIA, Inc. 3.25%, 3/15/25(d)	EUR	1,060	1,214,404
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(d)	U.S.$	2,130	2,309,346
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 2/01/23(d)		1,257	1,197,984

			9,660,710

Transportation - Services – 0.7%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(d)		955	852,462
Europcar Mobility Group 4.125%, 11/15/24(d)	EUR	1,936	2,135,250
Heathrow Finance PLC 3.875%, 3/01/27(d)	GBP	3,945	4,699,913
Hertz Corp. (The) 5.50%, 10/15/24(d)	U.S.$	1,478	1,141,193
Hertz Holdings Netherlands BV 5.50%, 3/30/23(d)	EUR	2,888	3,275,477
Loxam SAS 6.00%, 4/15/25(a)(d)		4,855	5,815,486
United Rentals North America, Inc. 6.50%, 12/15/26	U.S.$	1,154	1,167,525

			19,087,306

			313,622,375

Financial Institutions – 3.6%
Banking – 2.3%
American Express Co. Series C 4.90%, 3/15/20(n)		505	502,950

abfunds.com	AB INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banco Bilbao Vizcaya Argentaria SA 5.875%, 5/24/22(a)(d)(n)	EUR	6,600	$7,438,115
8.875%, 4/14/21(d)(n)		1,600	2,018,383
Banco Santander SA 6.25%, 9/11/21(d)(n)		2,200	2,557,640
6.75%, 4/25/22(d)(n)		1,500	1,809,409
Barclays Bank PLC 6.86%, 6/15/32(d)(n)	U.S.$	656	703,409
Barclays PLC 7.25%, 3/15/23(d)(n)	GBP	1,350	1,768,710
8.00%, 12/15/20(n)	EUR	2,000	2,477,876
CIT Group, Inc. 6.125%, 3/09/28	U.S.$	1,451	1,506,501
Citigroup, Inc. 5.95%, 1/30/23(n)		2,055	2,051,424
Series O 5.875%, 3/27/20(n)		524	531,278
Series Q 5.95%, 8/15/20(n)		927	941,155
Citizens Financial Group, Inc. 5.50%, 4/06/20(n)		222	223,041
Credit Suisse Group AG 6.25%, 12/18/24(d)(n)		640	622,794
7.50%, 7/17/23-12/11/23(d)(n)		3,638	3,737,927
Danske Bank A/S 5.875%, 4/06/22(d)(n)	EUR	3,302	3,782,087
6.125%, 3/28/24(d)(n)	U.S.$	540	483,116
Goldman Sachs Group, Inc. (The) Series L 5.70%, 5/10/19(n)		74	74,363
Series M 5.375%, 5/10/20(n)		149	150,652
ING Groep NV 6.50%, 4/16/25(n)		6,341	6,024,711
6.875%, 4/16/22(d)(n)		515	520,037
Intesa Sanpaolo SpA 5.017%, 6/26/24(d)		799	709,424
7.75%, 1/11/27(d)(n)	EUR	1,091	1,266,615
Series E 3.928%, 9/15/26(d)		134	145,848
Morgan Stanley Series J 5.55%, 7/15/20(n)	U.S.$	424	431,043
Royal Bank of Scotland Group PLC 2.012% (EURIBOR 3 Month + 2.33%), 12/31/18(d)(n)(o)	EUR	150	163,951

26 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Societe Generale SA 8.00%, 9/29/25(d)(n)	U.S.$	2,015	$2,048,026
Series E 8.25%, 11/29/18(d)(n)		1,824	1,829,435
Standard Chartered PLC 4.03% (LIBOR 3 Month + 1.51%), 1/30/27(d)(n)(o)		300	246,936
7.50%, 4/02/22(d)(n)		1,278	1,292,377
7.75%, 4/02/23(d)(n)		265	267,515
SunTrust Banks, Inc. 5.625%, 12/15/19(n)		492	496,910
Series H 5.125%, 12/15/27(n)		1,160	1,065,251
UBS Group Funding Switzerland AG 7.125%, 8/10/21(d)(n)		1,863	1,928,615
UniCredit SpA 4.375%, 1/03/27(d)	EUR	2,970	3,334,840
9.25%, 6/03/22(d)(n)		2,700	3,277,059

			58,429,423

Brokerage – 0.0%
LPL Holdings, Inc. 5.75%, 9/15/25(d)	U.S.$	1,094	1,061,246

Finance – 0.4%
Compass Group Diversified Holdings LLC 8.00%, 5/01/26(d)		3,085	3,147,039
Enova International, Inc. 8.50%, 9/01/24(d)		3,178	3,011,377
goeasy Ltd. 7.875%, 11/01/22(d)		844	873,473
Navient Corp. 6.50%, 6/15/22		2,067	2,106,583
8.00%, 3/25/20		422	440,598

			9,579,070

Insurance – 0.2%
ASR Nederland NV 4.625%, 10/19/27(a)(d)(n)	EUR	1,040	1,106,007
Polaris Intermediate Corp. 8.50%, 12/01/22(d)(j)	U.S.$	2,692	2,760,107
WellCare Health Plans, Inc. 5.375%, 8/15/26(d)		1,670	1,668,029

			5,534,143

Other Finance – 0.7%
Intrum AB 2.75%, 7/15/22(a)(d)	EUR	5,160	5,705,669
3.125%, 7/15/24(a)(d)		2,730	2,898,877

abfunds.com	AB INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LHC3 PLC 4.125%, 8/15/24(d)(j)	EUR	6,134	$6,902,726
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(d)	U.S.$	2,353	2,235,303

			17,742,575

			92,346,457

Utility – 0.4%
Electric – 0.3%
Calpine Corp. 5.375%, 1/15/23		624	591,371
5.50%, 2/01/24		1,308	1,188,187
5.75%, 1/15/25		1,160	1,037,214
Talen Energy Supply LLC 4.60%, 12/15/21		1,155	1,081,461
6.50%, 6/01/25		540	404,071
10.50%, 1/15/26(d)		1,681	1,476,288
Vistra Energy Corp. 7.375%, 11/01/22		2,179	2,264,352

			8,042,944

Natural Gas – 0.1%
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23		2,090	2,059,444

			10,102,388

Total Corporates – Non-Investment Grade (cost $448,356,449)			416,071,220

COLLATERALIZED MORTGAGE OBLIGATIONS – 9.2%
Risk Share Floating Rate – 7.0%
Bellemeade Re Ltd. Series 2017-1, Class M1 3.981% (LIBOR 1 Month + 1.70%), 10/25/27(d)(o)		3,866	3,884,894
Series 2018-2A, Class M1B 3.631% (LIBOR 1 Month + 1.35%), 8/25/28(d)(o)		4,545	4,563,672
Series 2018-3A, Class M1B 4.13% (LIBOR 1 Month + 1.85%), 10/25/27(d)(o)		1,730	1,729,995
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 9.431% (LIBOR 1 Month + 7.15%), 7/25/23(o)		3,250	3,858,806

28 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2013-DN2, Class M2 6.531% (LIBOR 1 Month + 4.25%), 11/25/23(o)	U.S.$	5,144	$5,686,031
Series 2014-DN1, Class M3 6.781% (LIBOR 1 Month + 4.50%), 2/25/24(o)		4,455	5,118,093
Series 2014-DN2, Class M3 5.881% (LIBOR 1 Month + 3.60%), 4/25/24(o)		4,170	4,595,926
Series 2014-DN3, Class M3 6.281% (LIBOR 1 Month + 4.00%), 8/25/24(o)		4,123	4,492,576
Series 2014-DN4, Class M3 6.831% (LIBOR 1 Month + 4.55%), 10/25/24(o)		530	585,672
Series 2014-HQ2, Class M3 6.031% (LIBOR 1 Month + 3.75%), 9/25/24(o)		1,010	1,154,626
Series 2015-DN1, Class B 13.781% (LIBOR 1 Month + 11.50%), 1/25/25(o)		2,599	3,699,492
Series 2015-DNA2, Class B 9.831% (LIBOR 1 Month + 7.55%), 12/25/27(o)		1,494	1,842,387
Series 2015-DNA2, Class M2 4.881% (LIBOR 1 Month + 2.60%), 12/25/27(o)		1,680	1,710,632
Series 2015-HQA1, Class B 11.081% (LIBOR 1 Month + 8.80%), 3/25/28(o)		1,583	1,954,827
Series 2016-DNA2, Class M3 6.931% (LIBOR 1 Month + 4.65%), 10/25/28(o)		6,600	7,568,458
Series 2016-DNA4, Class M3 6.081% (LIBOR 1 Month + 3.80%), 3/25/29(o)		600	668,123
Series 2017-DNA2, Class B1 7.431% (LIBOR 1 Month + 5.15%), 10/25/29(o)		3,650	4,210,129
Series 2017-DNA2, Class M2 5.731% (LIBOR 1 Month + 3.45%), 10/25/29(o)		1,168	1,277,053
Series 2017-DNA3, Class B1 6.731% (LIBOR 1 Month + 4.45%), 3/25/30(o)		4,550	4,998,595
Series 2017-HQA3, Class M2 4.631% (LIBOR 1 Month + 2.35%), 4/25/30(o)		8,684	8,868,414

abfunds.com	AB INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 6.681% (LIBOR 1 Month + 4.40%), 1/25/24(o)	U.S.$	11,046	$12,480,278
Series 2014-C02, Class 1M2 4.881% (LIBOR 1 Month + 2.60%), 5/25/24(o)		3,976	4,225,763
Series 2014-C03, Class 1M2 5.281% (LIBOR 1 Month + 3.00%), 7/25/24(o)		12,355	13,158,949
Series 2014-C04, Class 1M2 7.181% (LIBOR 1 Month + 4.90%), 11/25/24(o)		8,570	9,795,612
Series 2014-C04, Class 2M2 7.281% (LIBOR 1 Month + 5.00%), 11/25/24(o)		1,659	1,869,822
Series 2015-C01, Class 1M2 6.581% (LIBOR 1 Month + 4.30%), 2/25/25(o)		3,242	3,551,280
Series 2015-C02, Class 1M2 6.281% (LIBOR 1 Month + 4.00%), 5/25/25(o)		5,117	5,608,271
Series 2015-C02, Class 2M2 6.281% (LIBOR 1 Month + 4.00%), 5/25/25(o)		2,128	2,292,801
Series 2015-C03, Class 1M2 7.281% (LIBOR 1 Month + 5.00%), 7/25/25(o)		4,477	5,035,070
Series 2015-C03, Class 2M2 7.281% (LIBOR 1 Month + 5.00%), 7/25/25(o)		1,942	2,157,712
Series 2015-C04, Class 1M2 7.981% (LIBOR 1 Month + 5.70%), 4/25/28(o)		2,352	2,718,326
Series 2015-C04, Class 2M2 7.831% (LIBOR 1 Month + 5.55%), 4/25/28(o)		3,523	3,991,522
Series 2016-C01, Class 2M2 9.231% (LIBOR 1 Month + 6.95%), 8/25/28(o)		1,887	2,222,925
Series 2016-C02, Class 1M2 8.281% (LIBOR 1 Month + 6.00%), 9/25/28(o)		3,255	3,802,593
Series 2016-C04, Class 1M2 6.531% (LIBOR 1 Month + 4.25%), 1/25/29(o)		666	747,449

30 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C05, Class 2B 12.97% (LIBOR 1 Month + 10.75%), 1/25/29(o)	U.S.$	2,744	$3,624,759
Series 2016-C05, Class 2M2 6.731% (LIBOR 1 Month + 4.45%), 1/25/29(o)		6,961	7,737,053
Series 2016-C07, Class 2B 11.781% (LIBOR 1 Month + 9.50%), 5/25/29(o)		1,191	1,481,686
Series 2017-C01, Class 1B1 8.031% (LIBOR 1 Month + 5.75%), 7/25/29(o)		4,300	5,184,885
Series 2017-C02, Class 2M2 5.931% (LIBOR 1 Month + 3.65%), 9/25/29(o)		709	776,410
Series 2017-C07, Class 2M2 4.781% (LIBOR 1 Month + 2.50%), 5/25/30(o)		2,842	2,933,150
Series 2018-R07, Class 1M2 4.681% (LIBOR 1 Month + 2.40%), 4/25/31(d)(o)		1,849	1,849,161
Home Re Ltd. Series 2018-1, Class M1 3.83% (LIBOR 1 Month + 1.60%), 10/25/28(d)(e)(o)		2,359	2,358,544
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.531% (LIBOR 1 Month + 4.25%), 11/25/24(l)(o)		1,479	1,608,934
Series 2015-CH1, Class M2 7.781% (LIBOR 1 Month + 5.50%), 10/25/25(d)(o)		2,220	2,511,642
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.531% (LIBOR 1 Month + 5.25%), 11/25/25(l)(o)		857	964,981

			177,157,979

Agency Floating Rate – 1.8%
Federal Home Loan Mortgage Corp. REMICs Series 3119, Class PI 4.921% (7.20% – LIBOR 1 Month), 2/15/36(o)(p)		1,962	340,418
Series 3856, Class KS 4.271% (6.55% – LIBOR 1 Month), 5/15/41(o)(p)		14,142	2,005,724
Series 4248, Class SL 3.771% (6.05% – LIBOR 1 Month), 5/15/41(o)(p)		1,267	152,863

abfunds.com	AB INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 4735, Class SA 3.921% (6.20% – LIBOR 1 Month), 12/15/47(o)(p)	U.S.$	13,186	$2,199,586
Series 4763, Class SB 4.721% (7.00% – LIBOR 1 Month), 3/15/48(o)(p)		25,854	5,454,894
Series 4774, Class BS 3.921% (6.20% – LIBOR 1 Month), 2/15/48(o)(p)		16,032	2,478,580
Series 4774, Class SL 3.921% (6.20% – LIBOR 1 Month), 4/15/48(o)(p)		21,166	3,311,677
Federal National Mortgage Association REMICs Series 2013-4, Class ST 3.869% (6.15% – LIBOR 1 Month), 2/25/43(o)(p)		4,683	676,097
Series 2015-90, Class SA 3.869% (6.15% – LIBOR 1 Month), 12/25/45(o)(p)		32,399	4,896,499
Series 2016-69, Class DS 3.819% (6.10% – LIBOR 1 Month), 10/25/46(o)(p)		48,707	5,896,133
Series 2017-49, Class SP 3.869% (6.15% – LIBOR 1 Month), 7/25/47(o)(p)		3,756	607,650
Series 2018-32, Class SB 3.919% (6.20% – LIBOR 1 Month), 5/25/48(o)(p)		8,629	1,349,487
Series 2018-44, Class GS 3.919% (6.20% – LIBOR 1 Month), 6/25/48(o)(p)		17,198	2,647,971
Series 2018-45, Class SL 3.919% (6.20% – LIBOR 1 Month), 6/25/48(o)(p)		5,207	906,445
Series 2018-45, Class SM 3.919% (6.20% – LIBOR 1 Month), 6/25/48(o)(p)		20,306	3,316,437
Series 2018-57, Class SL 3.919% (6.20% – LIBOR 1 Month), 8/25/48(o)(p)		27,890	4,330,385
Series 2018-58, Class SA 3.919% (6.20% – LIBOR 1 Month), 8/25/48(o)(p)		9,957	1,555,174
Series 2018-59, Class HS 3.919% (6.20% – LIBOR 1 Month), 8/25/48(o)(p)		27,987	4,168,328

			46,294,348

32 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate – 0.4%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 8/01/36	U.S.$	1,409	$1,175,150
Series 2007-13, Class A2 6.00%, 6/25/47		1,932	1,616,737
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(d)		1,219	960,375
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 3.862%, 3/25/37		278	271,948
Series 2010-3, Class 2A2 6.00%, 8/25/37(d)		548	438,815
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-3, Class A30 5.75%, 4/25/37		861	692,317
Series 2007-HY4, Class 1A1 4.099%, 9/25/47		415	388,262
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(d)		173	137,008
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		580	478,105
Nomura Resecuritization Trust Series 2010-5RA, Class 1A7 6.50%, 10/26/37(d)		1,496	1,221,982
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 4.683%, 12/28/37		1,796	1,757,743

			9,138,442

Agency Fixed Rate – 0.0%
Federal National Mortgage Association REMICs Series 2013-87, Class KI 3.00%, 12/25/37(q)		6,304	547,494

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 2.531% (LIBOR 1 Month + 0.25%), 4/25/37(o)		510	268,017

abfunds.com	AB INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2007-10H, Class 2AIO 4.744% (7.00% – LIBOR 1 Month), 7/25/37(o)(p)	U.S.$	525	$66,079

			334,096

Total Collateralized Mortgage Obligations (cost $226,774,116)			233,472,359

EMERGING MARKETS – TREASURIES – 5.4%
Argentina – 0.6%
Argentina POM Politica Monetaria Series POM 42.819% (ARLLMONP), 6/21/20(o)	ARS	372,572	11,757,684
Argentine Bonos del Tesoro 15.50%, 10/17/26		22,504	519,641
16.00%, 10/17/23		55,009	1,354,189
18.20%, 10/03/21		103,390	2,363,980

			15,995,494

Brazil – 4.1%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/19-1/01/25	BRL	380,014	103,473,457

Dominican Republic – 0.2%
Dominican Republic International Bond 16.95%, 2/04/22(d)	DOP	149,900	3,559,376

South Africa – 0.3%
Republic of South Africa Government Bond Series 2023 7.75%, 2/28/23	ZAR	110,304	7,233,244

Sri Lanka – 0.2%
Sri Lanka Government Bonds 10.25%, 3/15/25	LKR	444,000	2,375,248
Series A 11.50%, 5/15/23		644,000	3,668,757

			6,044,005

Total Emerging Markets – Treasuries (cost $155,363,170)			136,305,576

34 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – PROVINCIAL BONDS – 3.4%
Canada – 3.4%
Province of Alberta Canada 3.40%, 12/01/23	CAD	16,314	$12,689,713
Province of British Columbia Canada Series T 9.00%, 8/23/24		11,254	11,289,050
Province of Manitoba Canada 7.75%, 12/22/25		15,924	15,669,013
Province of Ontario Canada 9.50%, 6/02/25		11,092	11,691,403
Province of Quebec Canada 8.50%, 4/01/26		19,724	20,347,281
Province of Saskatchewan Canada 3.20%, 6/03/24		19,693	15,163,064

Total Local Governments – Provincial Bonds (cost $91,051,169)			86,849,524

CORPORATES – INVESTMENT GRADE – 3.2%
Financial Institutions – 2.3%
Banking – 1.1%
Bank of America Corp. Series DD 6.30%, 3/10/26(n)	U.S.$	2,526	2,660,282
Series V 5.125%, 6/17/19(n)		570	570,365
Series Z 6.50%, 10/23/24(n)		68	71,905
Bank of New York Mellon Corp. (The) Series E 4.95%, 6/20/20(n)		844	849,207
BNP Paribas SA 6.75%, 3/14/22(d)(n)		418	423,029
7.625%, 3/30/21(d)(n)		810	841,792
Cooperatieve Rabobank UA 11.00%, 6/30/19(d)(n)		1,061	1,112,512
Credit Agricole SA 6.50%, 6/23/21(d)(n)	EUR	4,806	5,872,140
8.125%, 12/23/25(d)(n)	U.S.$	2,233	2,395,026
HSBC Holdings PLC 4.75%, 7/04/29(d)(n)	EUR	1,047	1,116,214
6.00%, 9/29/23(d)(n)		4,791	5,927,451

abfunds.com	AB INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. Series S 6.75%, 2/01/24(a)(n)	U.S.$	2,998	$3,197,697
Series Z 5.30%, 5/01/20(n)		82	83,059
Santander Holdings USA, Inc. 4.40%, 7/13/27		2,686	2,508,187

			27,628,866

Insurance – 1.2%
ACE Capital Trust II 9.70%, 4/01/30		750	1,043,228
Aegon NV 5.50%, 4/11/48		1,870	1,776,126
AIG Life Holdings, Inc. 8.125%, 3/15/46(d)		509	641,340
Assicurazioni Generali SpA 5.50%, 10/27/47(d)	EUR	6,630	7,804,894
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 1/23/27		3,100	4,079,366
CNP Assurances 4.50%, 6/10/47(d)		1,000	1,210,520
Fairfax Financial Holdings Ltd. 8.30%, 4/15/26	U.S.$	5,000	5,890,500
Hartford Financial Services Group, Inc. (The) Series ICON 4.439% (LIBOR 3 Month + 2.13%), 2/12/47(d)(o)		3,275	2,979,366
MetLife, Inc. 6.40%, 12/15/36		2,033	2,111,819
Prudential Financial, Inc. 5.625%, 6/15/43		3,771	3,835,899

			31,373,058

			59,001,924

Industrial – 0.7%
Basic – 0.3%
ArcelorMittal 7.00%, 10/15/39		1,846	2,040,550
Braskem Finance Ltd. 6.45%, 2/03/24		1,204	1,261,792
GTL Trade Finance, Inc. 7.25%, 4/16/44(d)		274	284,618
GTL Trade Finance, Inc./Gerdau Holdings, Inc. 5.893%, 4/29/24(d)		2,711	2,761,831

36 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Minsur SA 6.25%, 2/07/24(d)	U.S.$	285	$289,631
Suzano Austria GmbH 5.75%, 7/14/26(d)		1,883	1,904,654

			8,543,076

Capital Goods – 0.1%
General Electric Co. Series D 5.00%, 1/21/21(n)		1,203	1,115,939

Communications - Media – 0.0%
Myriad International Holdings BV 5.50%, 7/21/25(d)		683	697,514

Communications - Telecommunications – 0.2%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(d)		1,990	1,988,766
5.152%, 3/20/28(d)		1,990	1,993,722

			3,982,488

Energy – 0.1%
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 6.25%, 10/15/22		591	608,966
Ecopetrol SA 5.875%, 9/18/23		604	631,482
Hess Corp. 7.30%, 8/15/31		1,598	1,805,149

			3,045,597

Technology – 0.0%
Xerox Corp. 3.625%, 3/15/23		697	638,138

			18,022,752

Utility – 0.2%
Electric – 0.2%
ComEd Financing III 6.35%, 3/15/33		3,462	3,587,671

Total Corporates – Investment Grade (cost $81,184,922)			80,612,347

ASSET-BACKED SECURITIES – 3.0%
Other ABS - Fixed Rate – 1.8%
Atlas Ltd. Series 2014-1, Class B 6.875%, 12/15/39(e)(h)(i)		1,269	1,193,185

abfunds.com	AB INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CLUB Credit Trust Series 2017-P2, Class C 4.91%, 1/15/24(d)(e)	U.S.$	2,191	$2,176,335
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-20, Class PT 7.357%, 11/16/43(d)(e)		5,280	5,201,891
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class C 5.21%, 7/15/25(d)(e)		4,255	4,214,026
Marlette Funding Trust Series 2017-1A, Class C 6.658%, 3/15/24(d)(e)		1,850	1,889,750
Series 2018-3A, Class C 4.63%, 9/15/28(d)(e)		4,539	4,539,990
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(d)(e)		4,650	4,642,902
SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 8/25/25(e)(i)(l)		7,368	2,247,179
Series 2016-5, Class R Zero Coupon, 9/25/28(e)(i)(l)		24	575,783
Series 2017-1, Class B 4.73%, 1/26/26(d)(e)		2,205	2,237,657
Series 2017-2, Class R Zero Coupon, 2/25/26(e)(i)(l)		13	551,293
Series 2017-3, Class R Zero Coupon, 5/25/26(e)(i)(l)		10	704,900
Series 2017-4, Class R1 Zero Coupon, 5/26/26(e)(i)(l)		19	1,346,414
Series 2017-5, Class R1 Zero Coupon, 9/25/26(e)(i)(l)		17	1,251,248
Series 2017-6, Class R1 Zero Coupon, 11/25/26(e)(i)(l)		25	2,662,506
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 2/25/27(e)(i)(l)		37	3,677,431
Series 2018-2, Class C 4.25%, 4/26/27(d)(e)		1,400	1,383,213
Series 2018-3, Class C 4.67%, 8/25/27(d)(e)		4,611	4,618,012

			45,113,715

Autos - Fixed Rate – 1.2%
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class C 4.73%, 9/20/24(d)		2,372	2,351,683

38 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 9/15/23(d)	U.S.$	2,500	$2,662,899
Series 2017-C, Class E 5.72%, 9/16/24(d)		1,400	1,407,301
Series 2018-B, Class E 5.61%, 12/16/24(d)		1,687	1,657,512
CPS Auto Trust Series 2016-D, Class E 6.86%, 4/15/24(d)		3,000	3,088,392
Series 2017-A, Class E 7.07%, 4/15/24(d)		3,500	3,679,433
Exeter Automobile Receivables Trust Series 2016-3A, Class D 6.40%, 7/17/23(d)		1,090	1,117,834
Series 2017-1A, Class D 6.20%, 11/15/23(d)		2,000	2,039,760
Series 2017-3A, Class D 5.28%, 10/15/24(d)		4,370	4,360,834
First Investors Auto Owner Trust Series 2017-1A, Class E 5.86%, 11/15/23(d)		450	454,862
Flagship Credit Auto Trust Series 2015-2, Class D 5.98%, 8/15/22(d)		1,750	1,787,155
Series 2016-2, Class D 8.56%, 11/15/23(d)		4,200	4,436,219
Series 2017-1, Class E 6.46%, 12/15/23(d)		1,000	1,020,946
Series 2018-3, Class D 4.15%, 12/16/24(d)		670	665,877

			30,730,707

Total Asset-Backed Securities (cost $78,704,137)			75,844,422

EMERGING MARKETS – CORPORATE BONDS – 2.2%
Industrial – 1.8%
Basic – 0.3%
Consolidated Energy Finance SA 6.875%, 6/15/25(d)		787	801,780
Elementia SAB de CV 5.50%, 1/15/25(d)		1,039	961,075
First Quantum Minerals Ltd. 7.25%, 5/15/22(d)		910	864,500
7.50%, 4/01/25(d)		410	368,024

abfunds.com	AB INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nexa Resources SA 5.375%, 5/04/27(d)	U.S.$	1,300	$1,259,375
Stillwater Mining Co. 6.125%, 6/27/22(d)		1,291	1,229,678
7.125%, 6/27/25(d)		410	388,988
Vedanta Resources PLC 6.375%, 7/30/22(d)		1,474	1,376,933

			7,250,353

Capital Goods – 0.1%
Indo Energy Finance II BV 6.375%, 1/24/23(a)(d)		1,390	1,324,573
Odebrecht Finance Ltd. 4.375%, 4/25/25(d)		6,760	1,292,850
5.25%, 6/27/29(d)		2,103	346,995

			2,964,418

Communications - Telecommunications – 0.3%
Digicel Group Ltd. 8.25%, 9/30/20(d)		3,000	2,137,500
Digicel Ltd. 6.00%, 4/15/21(d)		700	635,250
Millicom International Cellular SA 5.125%, 1/15/28(d)		1,762	1,588,002
6.625%, 10/15/26(d)		1,040	1,054,321
MTN Mauritius Investments Ltd. 5.373%, 2/13/22(d)		1,500	1,441,875

			6,856,948

Consumer Cyclical - Other – 0.0%
Servicios Corporativos Javer SAB de CV 9.875%, 4/06/21(d)		884	895,050

Consumer Non-Cyclical – 0.9%
BRF GmbH 4.35%, 9/29/26(d)		1,010	852,137
BRF SA 3.95%, 5/22/23(d)		200	180,500
Central American Bottling Corp. 5.75%, 1/31/27(d)		718	707,230
Cosan Ltd. 5.95%, 9/20/24(d)		587	564,988
Inretail Pharma SA 5.375%, 5/02/23(d)		4,634	4,660,645
MARB BondCo PLC 6.875%, 1/19/25(d)		3,730	3,500,418
Marfrig Holdings Europe BV 8.00%, 6/08/23(d)		2,420	2,448,435

40 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Minerva Luxembourg SA
5.875%, 1/19/28(d)	U.S.$	200	$174,000
6.50%, 9/20/26(d)		3,300	3,032,370
Natura Cosmeticos SA 5.375%, 2/01/23(d)		2,139	2,087,226
Teva Pharmaceutical Finance Netherlands III BV 2.20%, 7/21/21		4,211	3,926,757
Tonon Luxembourg SA 7.25%, 1/24/20(e)(f)(g)(j)(l)		2,280	55,845
Virgolino de Oliveira Finance SA
10.50%, 1/28/18(e)(g)(k)(l)		4,738	288,781
10.875%, 1/13/20(f)(g)(l)		750	206,325
11.75%, 2/09/22(f)(g)(l)		1,690	50,869

			22,736,526

Energy – 0.1%
Medco Platinum Road Pte Ltd. 6.75%, 1/30/25(d)		1,532	1,388,375
YPF SA 16.50%, 5/09/22(d)	ARS	13,912	239,567

			1,627,942

Technology – 0.0%
IHS Netherlands Holdco BV 9.50%, 10/27/21(d)	U.S.$	500	504,375

Transportation - Services – 0.1%
Rumo Luxembourg SARL 7.375%, 2/09/24(d)		2,272	2,348,680

			45,184,292

Financial Institutions – 0.3%
Banking – 0.3%
Akbank T.A.S. 5.00%, 10/24/22(d)		181	165,389
Akbank Turk AS 7.20%, 3/16/27(d)		287	240,721
Fidelity Bank PLC 10.50%, 10/16/22(d)		636	647,130
Itau Unibanco Holding SA/Cayman Island 6.125%, 12/12/22(d)(n)		1,203	1,156,384
Turkiye Garanti Bankasi AS 5.875%, 3/16/23(d)		617	570,725
Turkiye Vakiflar Bankasi TAO 5.75%, 1/30/23(d)		2,799	2,428,132
Yapi ve Kredi Bankasi AS 5.125%, 10/22/19(d)		453	439,976

abfunds.com	AB INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Zenith Bank PLC 6.25%, 4/22/19(d)	U.S.$	1,400	$1,408,400

			7,056,857

Finance – 0.0%
Unifin Financiera SAB de CV SOFOM ENR 7.00%, 1/15/25(d)		575	530,438

			7,587,295

Utility – 0.1%
Electric – 0.1%
Cemig Geracao e Transmissao SA 9.25%, 12/05/24(d)		1,219	1,297,930
Light Servicos de Eletricidade SA/Light Energia SA 7.25%, 5/03/23(d)		405	394,369
Pampa Energia SA 7.50%, 1/24/27(d)		2,500	2,162,500
Terraform Global Operating LLC 6.125%, 3/01/26(d)		695	649,200

			4,503,999

Total Emerging Markets – Corporate Bonds (cost $74,996,649)			57,275,586

COLLATERALIZED LOAN OBLIGATIONS – 2.2%
CLO - Floating Rate – 2.2%
Apidos CLO XXVI Series 2017-26A, Class D 8.545% (LIBOR 3 Month + 6.10%), 7/18/29(d)(e)(o)		550	552,071
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 4.258% (LIBOR 3 Month + 1.75%), 4/26/31(d)(e)(o)		5,300	5,298,426
BlueMountain CLO Ltd. Series 2016-3A, Class D 6.164% (LIBOR 3 Month + 3.85%), 11/15/27(d)(e)(o)		2,000	2,000,016
BlueMountain Fuji US CLO II Ltd. Series 2017-2A, Class D 8.498% (LIBOR 3 Month + 6.15%), 10/20/30(d)(e)(o)		3,300	3,323,103
CBAM Ltd.
Series 2017-3A, Class E1 8.84% (LIBOR 3 Month + 6.50%), 10/17/29(d)(e)(o)		1,604	1,616,864
Series 2018-7A, Class B1 3.952% (LIBOR 3 Month + 1.60%), 7/20/31(d)(e)(o)		1,996	1,993,122

42 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CIFC Funding Ltd. Series 2015-4A, Class D 7.969% (LIBOR 3 Month + 5.50%), 10/20/27(d)(e)(o)	U.S.$	250	$250,076
Dryden Senior Loan Fund Series 2017-49A, Class E 8.749% (LIBOR 3 Month + 6.30%), 7/18/30(d)(e)(o)		605	610,311
GoldenTree Loan Opportunities IX Ltd. Series 2014-9A, Class DR2 5.509% (LIBOR 3 Month + 3.00%), 10/29/29(d)(e)(o)		2,815	2,815,000
Greywolf CLO VI Ltd. Series 2018-1A, Class A2 4.138% (LIBOR 3 Month + 1.63%), 4/26/31(d)(e)(o)		5,300	5,299,968
Halcyon Loan Advisors Funding Ltd.
Series 2018-1A, Class A2 4.183% (LIBOR 3 Month + 1.80%), 7/21/31(d)(e)(o)		1,826	1,825,598
Series 2018-1A, Class C 5.583% (LIBOR 3 Month + 3.20%), 7/21/31(d)(e)(o)		2,000	1,999,478
Marble Point CLO XI Ltd. Series 2017-2A, Class A 3.625% (LIBOR 3 Month + 1.18%), 12/18/30(d)(e)(o)		2,400	2,399,270
Northwoods Capital XII-B Ltd. Series 2018-12BA, Class B 4.191% (LIBOR 3 Month + 1.85%), 6/15/31(d)(e)(o)		1,350	1,349,889
OZLM Ltd.
Series 2014-7RA, Class CR 5.449% (LIBOR 3 Month + 3.00%), 7/17/29(d)(e)(o)		1,000	999,992
Series 2014-8A, Class D 7.399% (LIBOR 3 Month + 4.95%), 10/17/26(d)(e)(o)		1,908	1,909,750
Series 2018-18A, Class B 3.986% (LIBOR 3 Month + 1.55%), 4/15/31(d)(e)(o)		5,450	5,427,655
Rockford Tower CLO Ltd.
Series 2017-2A, Class D 5.886% (LIBOR 3 Month + 3.45%), 10/15/29(d)(e)(o)		4,444	4,461,178

abfunds.com	AB INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-3A, Class A 3.659% (LIBOR 3 Month + 1.19%), 10/20/30(d)(e)(o)	U.S.$	1,931	$1,931,973
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 3.436% (LIBOR 3 Month + 1.00%), 4/15/31(d)(e)(o)		7,931	7,879,829
Venture XXVII CLO Ltd. Series 2017-27A, Class D 6.469% (LIBOR 3 Month + 4.00%), 7/20/30(d)(e)(o)		1,591	1,602,190

Total Collateralized Loan Obligations (cost $55,511,415)			55,545,759

AGENCIES – 1.6%
Agency Debentures – 1.6%
Federal Home Loan Banks 5.50%, 7/15/36		8,695	10,759,976
Federal Home Loan Mortgage Corp.
Series GDIF
6.75%, 9/15/29		4,606	5,973,890
6.25%, 7/15/32		10,400	13,479,960
6.75%, 3/15/31		4,000	5,285,040
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		5,277	5,023,809

Total Agencies (cost $42,404,689)			40,522,675

EMERGING MARKETS – SOVEREIGNS – 1.5%
Angola – 0.1%
Angolan Government International Bond 9.50%, 11/12/25(d)		3,233	3,560,341

Argentina – 0.1%
Argentine Republic Government International Bond 6.875%, 1/26/27		3,570	2,980,950

Bahrain – 0.1%
Bahrain Government International Bond
6.75%, 9/20/29(d)		1,709	1,632,095
7.00%, 10/12/28(d)		1,288	1,255,800

			2,887,895

44 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Costa Rica – 0.1%
Costa Rica Government International Bond 4.37%, 5/22/19(d)	U.S.$	1,935	$1,922,935

Ecuador – 0.1%
Ecuador Government International Bond 8.875%, 10/23/27(d)		1,350	1,198,125
9.65%, 12/13/26(d)		734	686,290
10.50%, 3/24/20(d)		1,974	2,018,415

			3,902,830

Egypt – 0.2%
Egypt Government International Bond 6.125%, 1/31/22(d)		4,666	4,607,675

El Salvador – 0.1%
El Salvador Government International Bond 7.375%, 12/01/19(d)		1,427	1,424,467

Ghana – 0.1%
Ghana Government International Bond 7.625%, 5/16/29(d)		1,870	1,781,175

Honduras – 0.1%
Honduras Government International Bond 6.25%, 1/19/27(d)		1,555	1,527,788

Ivory Coast – 0.1%
Ivory Coast Government International Bond 6.375%, 3/03/28(d)		2,440	2,253,950

Kenya – 0.1%
Kenya Government International Bond 5.875%, 6/24/19(d)		1,252	1,256,069
7.25%, 2/28/28(d)		1,639	1,544,758

			2,800,827

Lebanon – 0.1%
Lebanon Government International Bond 5.15%, 11/12/18(d)		1,520	1,516,200
8.25%, 4/12/21(d)		1,410	1,344,787

			2,860,987

Nigeria – 0.0%
Nigeria Government International Bond 5.625%, 6/27/22		248	245,520
6.75%, 1/28/21(d)		501	515,404
7.875%, 2/16/32(d)		426	410,025

			1,170,949

abfunds.com	AB INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Senegal – 0.1%
Senegal Government International Bond 6.25%, 5/23/33(d)	U.S.$	608	$522,880
8.75%, 5/13/21(d)		864	921,240

			1,444,120

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.125%, 6/03/25(d)		2,000	1,742,500
6.20%, 5/11/27(d)		685	586,531

			2,329,031

Zambia – 0.0%
Zambia Government International Bond 8.50%, 4/14/24(d)		1,217	829,081

Total Emerging Markets – Sovereigns (cost $40,722,897)			38,285,001

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.0%
Non-Agency Fixed Rate CMBS – 0.9%
Citigroup Commercial Mortgage Trust Series 2016-C3, Class XA 1.193%, 11/15/49(q)		38,527	2,477,034
Citigroup/Deutsche Bank Mortgage Trust Series 2017-CD3, Class XA 1.036%, 2/10/50(q)		15,008	985,725
Commercial Mortgage Trust Series 2014-CR15, Class XA 1.125%, 2/10/47(q)		53,724	1,736,584
Series 2015-CR27, Class XA 1.132%, 10/10/48(q)		7,518	391,785
GS Mortgage Securities Trust Series 2016-GS3, Class XA 1.268%, 10/10/49(q)		34,380	2,504,884
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.191%, 6/15/45(d)(e)		1,863	1,700,508
Series 2016-JP2, Class XA 1.846%, 8/15/49(q)		16,988	1,843,078
JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.667%, 11/15/48(e)		1,300	1,279,903

46 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(e)	U.S.$	1,178	$813,090
Madison Avenue Trust Series 2013-650M, Class E 4.034%, 10/12/32(d)(e)		920	905,659
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22, Class XA 1.112%, 4/15/48(q)		13,105	653,846
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class XA 1.363%, 4/15/50(q)		9,290	534,546
Series 2016-C36, Class XA 1.344%, 11/15/59(q)		52,215	3,989,683
Series 2016-LC24, Class XA 1.70%, 10/15/49(q)		10,075	980,181
Series 2016-LC25, Class XA 1.071%, 12/15/59(q)		20,536	1,128,564

			21,925,070

Non-Agency Floating Rate CMBS – 0.1%
BBCMS Mortgage Trust Series 2017-GLKS, Class F 5.98% (LIBOR 1 Month + 3.70%), 11/15/34(d)(e)(o)		1,655	1,677,874
CLNS Trust Series 2017-IKPR, Class F 6.787% (LIBOR 1 Month + 4.50%), 6/11/32(d)(e)(o)		1,480	1,482,763
Credit Suisse Mortgage Trust Series 2016-MFF, Class D 6.88% (LIBOR 1 Month + 4.60%), 11/15/33(d)(e)(o)		755	756,257

			3,916,894

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.035%, 11/16/45(q)		246	236

Total Commercial Mortgage-Backed Securities (cost $25,945,840)			25,842,200

abfunds.com	AB INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 1.0%
Industrial – 1.0%
Basic – 0.1%
Foresight Energy LLC 8.277% (LIBOR 3 Month + 5.75%), 3/28/22(r)	U.S.$	431	$432,091
Specialty Building Products Holdings, LLC 10/01/25(s)		1,021	1,016,058
Starfruit Finco B.V. (Starfruit US Holdco LLC) (fka AkzoNobel) 5.549% (LIBOR 1 Month + 3.25%), 10/01/25(r)		175	174,343

			1,622,492

Capital Goods – 0.1%
Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 6.05% (LIBOR 1 Month + 3.75%), 8/01/25(r)		762	766,212
9.05% (LIBOR 1 Month + 6.75%), 8/03/26(r)		797	807,904

			1,574,116

Communications - Telecommunications – 0.0%
Intelsat Jackson Holdings S.A. 6.63%, 1/02/24		252	257,638
6.79% (LIBOR 1 Month + 4.50%), 1/02/24(e)(r)		150	155,250

			412,888

Consumer Cyclical - Automotive – 0.0%
Navistar, Inc. 5.78% (LIBOR 1 Month + 3.50%), 11/06/24(r)		656	656,458

Consumer Cyclical - Other – 0.0%
Stars Group Holdings B.V. 5.886% (LIBOR 3 Month + 3.50%), 7/10/25(r)		807	810,291

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. (fka Arby’s/Buffalo Wild Wings) 5.46% (LIBOR 2 Month + 3.25%), 2/05/25(r)		573	571,018

48 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.5%
Air Medical Group Holdings, Inc. 6.53% (LIBOR 1 Month + 4.25%), 3/14/25(r)	U.S.$	1,179	$1,155,194
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 10.052% (LIBOR 1 Month + 7.75%), 9/26/25(r)		3,524	3,126,366
Avantor, Inc. 6.302% (LIBOR 1 Month + 4.00%), 11/21/24(r)		1,374	1,383,246
BI-LO, LLC 10.31% (LIBOR 3 Month + 8.00%), 5/31/24(r)		1,617	1,594,610
10.34% (LIBOR 3 Month + 8.00%), 5/31/24(r)		1,554	1,532,944
10.45% (LIBOR 3 Month + 8.00%), 5/31/24(r)		1,617	1,594,611
Owens & Minor, Inc. 6.756% (LIBOR 1 Month + 4.50%), 5/02/25(e)(r)		3,328	3,012,061

			13,399,032

Other Industrial – 0.1%
American Tire Distributors, Inc. 6.64% (LIBOR 3 Month + 4.25%), 9/01/21(r)		549	485,147
11.237% (LIBOR 3 Month + 8.75%), 10/05/19(e)(r)		487	481,872

			967,019

Services – 0.1%
Verscend Holding Corp. 6.802% (LIBOR 1 Month + 4.50%), 8/27/25(r)		1,995	2,009,193

Technology – 0.1%
Boxer Parent Company Inc. (fka BMC Software) 6.648% (LIBOR 3 Month + 4.25%), 10/02/25(r)		2,700	2,706,480
Veritas US Inc. 6.80% (LIBOR 3 Month + 4.50%), 1/27/23(r)		168	159,782
6.89% (LIBOR 1 Month + 4.50%), 1/27/23(r)		56	52,948

			2,919,210

Total Bank Loans (cost $25,154,047)			24,941,717

abfunds.com	AB INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

COMMON STOCKS – 0.4%
Energy – 0.3%
Oil, Gas & Consumable Fuels – 0.3%
Berry Petroleum Corp.		133,343	$1,866,802
Denbury Resources, Inc.(g)		83,999	289,797
Golden Energy Offshore Services AS(g)(h)		1,497,659	977,143
Paragon Litigation – Class A(e)(h)		10,360	8,630
Paragon Litigation – Class B(e)(h)		15,538	582,675
Tervita Corp.(g)(h)		245,313	1,395,719
Vantage Drilling International(e)(g)(h)		5,303	1,620,952

			6,741,718

Financials – 0.1%
Real Estate – 0.1%
Calibrate Real Estate Limited(e)(h)(i)		4,439	1,329,762

Consumer Discretionary – 0.0%
Media – 0.0%
Ion Media Networks, Inc. – Class A(e)(g)(h)(i)		2,512	909,369

Information Technology – 0.0%
IT Services – 0.0%
Paysafe Group Ltd.(e)(h)(i)		3,109	342,270

Software – 0.0%
Avaya Holdings Corp.(g)		34,528	566,951

			909,221

Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Southeastern Grocers, Inc. Npv(e)(h)(i)		16,421	611,682

Industrials – 0.0%
Consumer Cyclical - Automotive – 0.0%
Exide Technologies/Old(e)(g)(i)(t)		45,970	19,308

Total Common Stocks (cost $11,580,294)			10,521,060

		Principal Amount (000)
INFLATION-LINKED SECURITIES – 0.2%
Mexico – 0.2%
Mexican Udibonos Series S 4.00%, 6/13/19 (cost $6,316,239)	MXN	129,008	6,325,928

50 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES – 0.2%
Funds and Investment Trusts – 0.2%
iShares MSCI Emerging Markets ETF(u) (cost $6,717,493)		150,071	$5,876,780

		Principal Amount (000)
QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Kazakhstan – 0.1%
KazMunayGas National Co. JSC 4.75%, 4/24/25(d)	U.S.$	768	766,080
5.375%, 4/24/30(d)		1,940	1,925,450

			2,691,530

Mexico – 0.0%
Petroleos Mexicanos 6.50%, 1/23/29(d)		403	386,167

Turkey – 0.1%
Export Credit Bank of Turkey 4.25%, 9/18/22(d)		550	479,187
TC Ziraat Bankasi AS 4.25%, 7/03/19(d)		529	520,404

			999,591

Total Quasi-Sovereigns (cost $4,102,309)			4,077,288

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.1%
United States – 0.1%
Texas Transportation Commission State Highway Fund
Series 2010B 5.178%, 4/01/30 (cost $2,560,000)		2,560	2,864,819

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.1%
Argentina – 0.1%
Provincia de Buenos Aires/Argentina 5.75%, 6/15/19(d)		1,057	1,046,430
36.245% (BADLAR + 3.83%), 5/31/22(o)	ARS	28,600	727,213

abfunds.com	AB INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Provincia de Cordoba 7.125%, 6/10/21(d)	U.S.$	493	$452,327

Total Local Governments – Regional Bonds (cost $3,346,100)			2,225,970

		Notional Amount
OPTIONS PURCHASED – CALLS – 0.1%
Options on Forward Contracts – 0.1%
BRL/USD Expiration: Nov 2018; Contracts: 71,722,500; Exercise Price: BRL 3.65; Counterparty: Morgan Stanley Capital Services LLC(g)	BRL	71,722,500	41,648
TRY/EUR Expiration: Jan 2019; Contracts: 146,116,950; Exercise Price: TRY 6.51; Counterparty: Deutsche Bank AG(g)	TRY	146,116,950	682,120
TRY/USD Expiration: Jan 2019; Contracts: 150,540,100; Exercise Price: TRY 5.78; Counterparty: Barclays Bank PLC(g)	TRY	150,540,100	867,835

Total Options Purchased – Calls (premiums paid $1,323,958)			1,591,603

OPTIONS PURCHASED – PUTS – 0.1%
Swaptions – 0.1%
IRS Swaption Expiration: Nov 2018; Contracts: 47,600,000; Exercise Rate: 1.62%; Counterparty: Morgan Stanley Capital Services LLC(g)	EUR	47,600,000	107,828
IRS Swaption Expiration: Jan 2019; Contracts: 74,501,000; Exercise Rate: 3.29%; Counterparty: Morgan Stanley Capital Services LLC(g)	USD	74,501,000	643,317

			751,145

52 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

Options on Forward Contracts – 0.0%
CNH/USD Expiration: Jan 2019; Contracts: 747,723,200; Exercise Price: CNH 7.07; Counterparty: JPMorgan Chase Bank, NA(g)	CNH	747,723,200	$748,216

Total Options Purchased – Puts (premiums paid $1,148,074)			1,499,361

		Principal Amount (000)
WHOLE LOAN TRUSTS – 0.1%
Performing Asset – 0.1%
Flexpath Wh I LLC Series B 11.00%, 4/01/21(e)(h)(i)	U.S.$	279	75,865
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20-9/30/21(e)(h)(i)		1,904	679,409
Sheridan Consumer Finance Trust 10.86%, 3/01/21(e)(h)(i)		635	634,600

Total Whole Loan Trusts (cost $2,734,816)			1,389,874

GOVERNMENTS – SOVEREIGN BONDS – 0.0%
Qatar – 0.0%
Qatar Government International Bond 3.875%, 4/23/23(d) (cost $857,263)		861	863,152

		Shares
PREFERRED STOCKS – 0.0%
Industrial – 0.0%
Financial Institutions – 0.0%
Paysafe Holdings UK Ltd. 0.00%(e)(g)(h)(i) (cost $834,450)		834,450	834,450

WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/22(g)		2,936	13,212
Encore Automotive Acceptance, expiring 7/05/31(e)(g)(h)(i)		12	– 0	–

abfunds.com	AB INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Flexpath Capital, Inc., expiring 4/15/31(e)(g)(h)(i)	17,195	$	– 0	–
SandRidge Energy, Inc., A-CW22, expiring 10/04/22(g)	2,475		248
SandRidge Energy, Inc., B-CW22, expiring 10/04/22(g)	1,042		52

Total Warrants (cost $0)			13,512

SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.08%(u)(v)(w) (cost $37,089,316)	37,089,316		37,089,316

Total Investments – 122.8% (cost $3,207,896,142)			3,116,455,435
Other assets less liabilities – (22.8)%			(579,202,443)

Net Assets – 100.0%			$2,537,252,992

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	505	December 2018	CAD	50,500	$51,392,807	$50,693,722	$(699,085)
U.S. 10 Yr Ultra Futures	1,709	December 2018	USD	170,900	218,218,820	213,811,922	(4,406,898)
U.S. T-Note 2 Yr (CBT) Futures	971	December 2018	USD	194,200	204,562,961	204,547,219	(15,742)
U.S. T-Note 5 Yr (CBT) Futures	2,790	December 2018	USD	279,000	314,652,680	313,548,048	(1,104,632)
U.S. T-Note 10 Yr (CBT) Futures	3,364	December 2018	USD	336,400	401,860,908	398,423,750	(3,437,158)

Sold Contracts
Euro-BOBL Futures	561	December 2018	EUR	56,100	83,626,594	83,519,190	107,404
Euro-Bund Futures	77	December 2018	EUR	7,700	13,984,874	13,976,928	7,946
Euro-Schatz Futures	1,569	December 2018	EUR	156,900	198,930,029	198,993,952	(63,923)
S&P 500 E-Mini Futures	62	December 2018	USD	3	8,977,867	8,404,410	573,457
U.S. Long Bond (CBT) Futures	437	December 2018	USD	43,700	63,326,821	60,360,625	2,966,196

							$(6,072,435)

54 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	RUB	713,217	USD	10,767	11/14/18	$(42,996)
Bank of America, NA	BRL	133,060	USD	36,119	12/04/18	468,455
Bank of America, NA	BRL	133,060	USD	35,791	11/05/18	36,546
Bank of America, NA	PLN	25,356	USD	6,867	1/18/19	244,023
Bank of America, NA	USD	5,485	CHF	5,353	2/28/19	(104,783)
Bank of America, NA	USD	5,484	CHF	5,354	2/26/19	(104,831)
Bank of America, NA	USD	11,790	BRL	44,018	11/13/18	26,491
Bank of America, NA	USD	36,207	BRL	133,060	11/05/18	(452,402)
Barclays Bank PLC	KRW	30,202,311	USD	26,468	11/15/18	3,096
Barclays Bank PLC	TRY	75,147	USD	12,137	1/15/19	(717,813)
Barclays Bank PLC	ILS	48,180	USD	13,508	11/29/18	528,041
Barclays Bank PLC	USD	26,131	EUR	22,575	1/09/19	(397,138)
Barclays Bank PLC	USD	21,056	INR	1,465,538	12/13/18	(1,367,962)
Barclays Bank PLC	USD	6,207	KRW	6,919,917	11/15/18	(143,107)
Barclays Bank PLC	USD	1,793	IDR	27,134,028	12/26/18	(25,493)
Barclays Bank PLC	USD	4,996	IDR	73,943,417	11/08/18	(136,671)
BNP Paribas SA	MXN	933,666	USD	49,307	12/05/18	3,572,349
BNP Paribas SA	ARS	167,647	USD	4,292	11/13/18	(314,431)
BNP Paribas SA	ZAR	65,994	USD	4,459	11/29/18	690
BNP Paribas SA	CHF	5,334	USD	5,454	2/28/19	93,517
BNP Paribas SA	USD	12,367	CAD	16,169	11/16/18	(82,266)
BNP Paribas SA	USD	13,309	JPY	1,499,697	12/13/18	25,664
Citibank, NA	ARS	160,700	USD	3,892	11/01/18	(584,788)
Citibank, NA	BRL	58,548	USD	15,048	11/05/18	(684,566)
Citibank, NA	UYU	41,678	USD	1,247	12/04/18	(22,768)
Citibank, NA	ARS	14,739	USD	388	11/28/18	(9,992)
Citibank, NA	UYU	12,573	USD	372	11/29/18	(11,166)
Citibank, NA	USD	3,300	EUR	2,828	1/09/19	(76,115)
Citibank, NA	USD	15,749	BRL	58,548	11/05/18	(16,081)
Citibank, NA	USD	4,360	ARS	160,700	11/01/18	116,253
Citibank, NA	USD	13,498	INR	941,855	12/13/18	(845,354)
Citibank, NA	USD	13,086	JPY	1,463,139	12/13/18	(76,102)
Citibank, NA	USD	13,309	JPY	1,499,697	12/13/18	25,507
Citibank, NA	USD	2,409	KRW	2,676,307	11/15/18	(63,405)
Citibank, NA	USD	1,028	IDR	15,033,467	11/08/18	(40,571)
Credit Suisse International	COP	40,148,936	USD	13,229	11/15/18	765,063
Credit Suisse International	JPY	802,322	USD	7,100	12/13/18	(33,512)
Credit Suisse International	MXN	506,109	USD	25,867	12/05/18	1,076,184
Credit Suisse International	CNY	135,361	USD	19,566	1/09/19	221,772
Credit Suisse International	NOK	108,418	USD	13,011	11/15/18	142,902
Credit Suisse International	TRY	37,163	USD	5,027	2/28/19	(1,165,185)
Credit Suisse International	TRY	27,887	USD	4,776	2/26/19	123,952

abfunds.com	AB INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	TRY	27,886	USD	4,771	2/28/19	$124,342
Credit Suisse International	TRY	16,220	USD	2,532	12/03/18	(315,145)
Credit Suisse International	CAD	14,376	USD	11,131	11/16/18	207,472
Credit Suisse International	EUR	3,521	NOK	33,953	11/15/18	38,240
Credit Suisse International	USD	5,487	CHF	5,341	2/28/19	(118,338)
Credit Suisse International	USD	1,695	TRY	10,621	12/03/18	168,736
Credit Suisse International	USD	13,374	ILS	48,415	11/29/18	(330,348)
Credit Suisse International	CNY	20,381	JPY	326,906	12/13/18	(10,544)
Credit Suisse International	USD	4,801	TRY	27,887	2/26/19	(148,322)
Credit Suisse International	USD	12,137	TRY	75,082	1/15/19	706,693
Credit Suisse International	USD	9,282	TRY	64,156	2/28/19	1,408,706
Credit Suisse International	USD	25,799	NOK	209,521	11/15/18	(930,645)
Credit Suisse International	USD	13,618	TRY	82,666	1/17/19	506,692
Credit Suisse International	USD	12,505	ZAR	181,203	11/29/18	(261,986)
Credit Suisse International	USD	11,955	INR	831,677	12/13/18	(781,587)
Deutsche Bank AG	GBP	77,969	USD	103,161	12/14/18	3,293,970
Deutsche Bank AG	USD	2,091	CHF	1,989	2/28/19	(92,293)
Deutsche Bank AG	USD	1,226	TRY	7,533	11/09/18	114,892
Deutsche Bank AG	TRY	76,777	EUR	11,216	1/17/19	(323,089)
Deutsche Bank AG	USD	2,249	IDR	32,918,393	11/08/18	(85,529)
Goldman Sachs Bank USA	IDR	27,134,028	USD	1,793	12/26/18	25,493
Goldman Sachs Bank USA	NZD	31,050	USD	20,033	12/07/18	(235,963)
Goldman Sachs Bank USA	JPY	326,905	CNY	20,381	12/13/18	10,548
Goldman Sachs Bank USA	USD	7,403	INR	544,181	12/13/18	(91,957)
Goldman Sachs Bank USA	USD	20,128	CLP	13,477,445	11/15/18	(762,106)
HSBC Bank USA	INR	765,829	USD	10,492	12/13/18	203,197
HSBC Bank USA	USD	18,520	KRW	20,626,344	11/15/18	(446,006)
JPMorgan Chase Bank, NA	JPY	580,992	USD	5,125	12/13/18	(40,770)
JPMorgan Chase Bank, NA	ARS	160,700	USD	4,360	11/01/18	(116,253)
JPMorgan Chase Bank, NA	ARS	160,700	USD	3,985	1/09/19	(128,901)
JPMorgan Chase Bank, NA	NOK	214,998	USD	25,981	11/15/18	463,229
JPMorgan Chase Bank, NA	ARS	168,834	USD	4,284	11/05/18	(400,904)
JPMorgan Chase Bank, NA	TRY	77,221	USD	11,422	2/28/19	(1,444,993)
JPMorgan Chase Bank, NA	CNY	34,249	USD	4,971	12/19/18	70,530
JPMorgan Chase Bank, NA	TRY	10,621	USD	1,695	12/03/18	(168,725)
JPMorgan Chase Bank, NA	CHF	5,354	USD	5,480	2/26/19	100,939
JPMorgan Chase Bank, NA	EUR	7,992	NOK	76,578	11/15/18	27,765

56 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	6,120	TRY	34,649	11/09/18	$48,584
JPMorgan Chase Bank, NA	USD	19,566	CNY	135,361	1/09/19	(221,772)
JPMorgan Chase Bank, NA	USD	19,464	NOK	158,476	11/15/18	(654,544)
JPMorgan Chase Bank, NA	USD	4,360	ARS	160,700	11/01/18	116,584
JPMorgan Chase Bank, NA	USD	22,882	TWD	702,630	12/11/18	(122,155)
Morgan Stanley Capital Services, Inc.	AUD	68,470	USD	48,568	12/07/18	63,442
Morgan Stanley Capital Services, Inc.	BRL	74,511	USD	18,471	11/05/18	(1,550,419)
Morgan Stanley Capital Services, Inc.	BRL	44,018	USD	11,790	11/13/18	(26,586)
Morgan Stanley Capital Services, Inc.	USD	20,042	BRL	74,511	11/05/18	(20,465)
Natwest Markets PLC	COP	19,638,985	USD	6,407	11/15/18	310,312
Natwest Markets PLC	ARS	149,206	USD	3,875	11/16/18	(208,745)
Natwest Markets PLC	TRY	31,663	USD	4,945	12/03/18	(611,787)
Standard Chartered Bank	IDR	227,946,745	USD	15,392	11/08/18	413,105
Standard Chartered Bank	JPY	3,077,767	USD	27,305	12/13/18	(61,458)
Standard Chartered Bank	INR	1,698,871	USD	22,768	12/13/18	(55,463)
Standard Chartered Bank	TWD	1,183,325	USD	38,669	12/11/18	337,958
Standard Chartered Bank	BRL	256,119	USD	67,933	1/09/19	(516,171)
Standard Chartered Bank	CAD	128,210	USD	99,477	11/16/18	2,062,061
Standard Chartered Bank	BRL	22,151	USD	5,974	11/13/18	27,101
Standard Chartered Bank	USD	30,339	INR	2,233,077	12/13/18	(339,101)
Standard Chartered Bank	USD	10,402	JPY	1,176,716	12/13/18	60,412
Standard Chartered Bank	USD	2,359	IDR	34,737,980	11/08/18	(76,463)
Standard Chartered Bank	USD	13,443	KRW	14,997,507	11/15/18	(301,180)
State Street Bank & Trust Co.	KRW	15,040,057	USD	13,393	11/15/18	213,733
State Street Bank & Trust Co.	SEK	6,624	USD	747	11/15/18	22,586

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PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	EUR	250	USD	291	1/09/19	$5,671
State Street Bank & Trust Co.	USD	2,234	EUR	1,930	1/09/19	(34,886)
State Street Bank & Trust Co.	USD	2,743	CHF	2,684	1/17/19	(57,139)
State Street Bank & Trust Co.	USD	5,584	MYR	22,513	11/29/18	(209,856)
State Street Bank & Trust Co.	USD	1,247	IDR	18,399,711	11/08/18	(37,630)
UBS AG	EUR	100,329	USD	115,970	1/09/19	1,600,949
UBS AG	USD	14,319	GBP	11,064	12/14/18	(147,522)
UBS AG	USD	12,910	JPY	1,436,587	1/18/19	(91,090)
UBS AG	USD	2,132	IDR	31,302,794	11/08/18	(74,804)

						$51,309

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Call
OTC – 1 Year Interest Rate Swap(x)	3 Month LIBOR	Morgan Stanley Capital Services LLC	2.94%	1/29/19	$74,501	$257,029	$(193,685)
Put
OTC – 1 Year Interest Rate Swap(x)	3 Month LIBOR	Citibank, NA	3.33	11/29/18	12,959	80,346	(126,229)
OTC – 1 Year Interest Rate Swap(x)	3 Month LIBOR	Morgan Stanley Capital Services LLC	3.44	1/29/19	74,501	257,028	(324,607)

						$594,403	$(644,521)

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Put
BRL vs. USD/ Morgan Stanley Capital Services LLC(x)	BRL	3.880	11/2018	76,242,000	BRL	76,242	$269,696	$(19,565)
BRL vs. USD/ Deutsche Bank AG(x)	BRL	4.560	11/2018	60,192,000	BRL	60,192	169,356	(3,785)
CNH vs. USD/ JPMorgan Chase Bank, NA(x)	CNH	7.050	12/2018	187,706,250	CNH	187,706	134,323	(149,441)

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PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
IDR vs. USD/ Goldman Sachs Bank USA(x)	IDR	15,870.000	12/2018	210,753,600,000	IDR	210,753,600	$84,753	$(50,974)
INR vs. USD/ JPMorgan Chase Bank, NA(x)	INR	71.320	02/2019	921,811,000	INR	921,811	119,685	(680,890)
JPY vs. CNH/ Goldman Sachs Bank USA(x)	JPY	16.500	12/2018	1,511,400,000	JPY	1,511,400	67,944	(32,509)
MXN vs. USD/ Morgan Stanley Capital Services LLC(x)	MXN	23.820	02/2019	307,873,500	MXN	307,874	172,200	(74,781)
SGD vs. CHF/ UBS AG(y)	SGD	1.550	06/2019	19,956,250	SGD	19,956	60,327	(38,093)
TRY vs. CHF/ UBS AG(x)	TRY	5.900	02/2019	72,570,000	TRY	72,570	132,672	(765,545)
TRY vs. EUR/ Deutsche Bank AG(x)	TRY	7.510	01/2019	168,561,950	TRY	168,562	449,651	(301,865)
TRY vs. USD/ Goldman Sachs Bank USA(x)	TRY	7.000	12/2018	92,610,000	TRY	92,610	136,004	(15,872)
TRY vs. USD/ JPMorgan Chase Bank, NA(x)	TRY	7.000	11/2018	92,715,000	TRY	92,715	148,741	(14,746)
TRY vs. USD/ Barclays Bank PLC(x)	TRY	6.900	01/2019	179,710,500	TRY	179,711	582,627	(190,494)

							$2,527,979	$(2,338,560)

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PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
ITRAXX-AUSTRALIA Series 30, 5 Year Index, 12/20/23*	(1.00)%	Quarterly	0.82%	USD	65,200	$(622,806)	$(736,902)	$114,096

Sale Contracts
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00	Quarterly	3.74	USD	27,780	1,638,482	2,070,718	(432,236)
CDX-NAIG Series 31, 5 Year Index, 12/20/23*	1.00	Quarterly	0.68	USD	11,500	184,991	207,204	(22,213)
iTRAXX-XOVER Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.98	EUR	23,460	2,612,086	2,556,677	55,409

						$3,812,753	$4,097,697	$(284,944)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	109,350	4/20/23	2.850%	3 Month LIBOR	Semi- Annual/ Quarterly	$1,287,434	$—	$1,287,434
USD	46,860	4/02/24	2.851%	3 Month LIBOR	Semi- Annual/ Quarterly	659,518	—	659,518
USD	30,755	2/10/25	2.034%	3 Month LIBOR	Semi- Annual/ Quarterly	2,019,276	—	2,019,276
USD	6,010	6/09/25	2.491%	3 Month LIBOR	Semi- Annual/ Quarterly	206,429	—	206,429
USD	10,000	1/11/27	2.285%	3 Month LIBOR	Semi- Annual/ Quarterly	613,536	—	613,536
USD	11,920	4/26/27	2.287%	3 Month LIBOR	Semi- Annual/ Quarterly	827,878	—	827,878

						$5,614,071	$—	$5,614,071

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PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC
Republic of Korea, 7.125%, 4/16/19, 12/20/23*	(1.00)%	Quarterly	0.41%	USD	26,900	$(786,826)	$(694,225)	$(92,601)
Citigroup Global Markets, Inc.
CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.43	USD	8,586	658,689	513,126	145,563
CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.43	USD	17,164	1,316,765	1,105,727	211,038
JPMorgan Chase Bank, NA
People’s Republic of China, 7.500%, 10/28/27, 12/20/23*	(1.00)	Quarterly	0.72	USD	26,900	(386,713)	(448,509)	61,796

Sale Contracts
Barclays Bank PLC
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.65	USD	5,000	(1,219,138)	(128,131)	(1,091,007)
Federative Republic of Brazil, 4.250%, 1/07/25, 6/20/23*	1.00	Quarterly	1.86	USD	6,750	(242,176)	(267,784)	25,608
Republic of Colombia, 10.375%, 1/28/33, 6/20/23*	1.00	Quarterly	1.16	USD	6,750	(42,459)	(43,956)	1,497
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	643	(89,130)	(75,227)	(13,903)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	12,000	(1,663,400)	(1,574,474)	(88,926)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	19,075	(2,644,113)	(2,121,563)	(522,550)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	5,000	(693,083)	(522,761)	(170,322)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	5,000	(693,083)	(530,434)	(162,649)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	5,000	(693,083)	(629,315)	(63,768)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	1,146	(158,855)	(189,456)	30,601

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	2.69%	USD	6,500	$(146,323)	$(363,122)	$216,799
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.69	USD	2,839	(63,909)	(116,342)	52,433
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.69	USD	567	(12,764)	(23,236)	10,472
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.69	USD	1,136	(25,572)	(47,436)	21,864
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.69	USD	15,000	(337,667)	(438,259)	100,592
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.65	USD	4,000	(975,311)	47,927	(1,023,238)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	763	(105,764)	(89,384)	(16,380)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	17,343	(2,404,029)	(2,223,138)	(180,891)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	660	(91,487)	(8,904)	(82,583)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	9,220	(1,278,045)	(1,153,411)	(124,634)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.69	USD	23,700	(533,514)	(1,074,027)	540,513
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	20,000	(2,772,334)	(2,988,838)	216,504
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	10,000	(1,386,167)	(1,639,508)	253,341
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.65	USD	16,500	(4,023,159)	(3,857,389)	(165,770)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	11,909	(1,650,786)	(1,430,366)	(220,420)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	14,291	(1,980,971)	(1,719,729)	(261,242)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	32,853	(4,553,974)	(4,736,339)	182,365
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	6,323	(876,473)	(1,060,706)	184,233

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.42%	USD	8,827	$(1,223,569)	$(1,502,067)	$278,498
Republic of Turkey, 11.875%, 01/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	361	(43,428)	(44,467)	1,039
Republic of Turkey, 11.875%, 01/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	361	(43,428)	(44,880)	1,452
Republic of Turkey, 11.875%, 01/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	722	(86,857)	(82,900)	(3,957)
HSBC Bank USA
Republic of Turkey, 11.875%, 01/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	361	(43,428)	(44,880)	1,452
Republic of Turkey, 11.875%, 01/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	904	(108,751)	(104,147)	(4,604)
Republic of Turkey, 11.875%, 01/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	903	(108,631)	(105,137)	(3,494)
JPMorgan Chase Bank, NA
Republic of Turkey, 11.875%, 01/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	362	(43,548)	(44,866)	1,318
Republic of Turkey, 11.875%, 01/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	542	(65,203)	(67,176)	1,973
Republic of Turkey, 11.875%, 01/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	361	(43,428)	(42,541)	(887)
Republic of Turkey, 11.875%, 01/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	359	(43,187)	(44,631)	1,444
Republic of Turkey, 11.875%, 01/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	361	(43,429)	(42,311)	(1,118)
JPMorgan Securities LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	9,543	(1,322,819)	(1,113,910)	(208,909)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.69	USD	293	(6,597)	(12,445)	5,848
Republic of South Africa, 5.500%, 3/09/20, 6/20/23*	1.00	Quarterly	2.22	USD	6,750	(336,442)	(208,747)	(127,695)
Republic of Turkey, 11.875%, 01/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	921	(110,797)	(120,013)	9,216
Republic of Turkey, 11.875%, 01/15/30, 12/20/23*	1.00	Quarterly	3.85	USD	903	(108,631)	(104,788)	(3,843)
Russian Federation, 7.500%, 3/31/30, 6/20/23*	1.00	Quarterly	1.37	USD	6,750	(100,371)	(115,401)	15,030

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.42%	USD	547	$(75,823)	$(39,589)	$(36,234)

						$(34,513,221)	$(32,414,085)	$(2,099,136)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Goldman Sachs International
iBoxx $ Liquid High Yield Index	26,500,000	LIBOR	Maturity	USD	26,500	12/20/18	$413,173
Morgan Stanley Capital Services LLC
iBoxx $ Liquid High Yield Index	26,200,000	LIBOR	Maturity	USD	26,200	12/20/18	203,536

							$616,709

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY 1/14/20*	11.12%	Maturity	AUD	314	$56,928	$	– 0	–	$56,928
AUD/JPY 3/03/20*	12.75	Maturity	AUD	160	(35,243)		– 0	–	(35,243)
AUD/JPY 4/16/20*	12.25	Maturity	AUD	423	(18,726)		– 0	–	(18,726)
AUD/JPY 5/07/20*	12.22	Maturity	AUD	264	(5,267)		– 0	–	(5,267)
Goldman Sachs Bank USA
AUD/JPY 3/10/20*	12.90	Maturity	AUD	72	(18,402)		– 0	–	(18,402)
AUD/JPY 3/11/20*	12.80	Maturity	AUD	87	(19,281)		– 0	–	(19,281)

					$(39,991)	$	– 0	–	$(39,991)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate	Maturity	U.S. $ Value at October 31, 2018
Barclays Capital, Inc.+	642	USD	(0.35)%	—	$641,830
Barclays Capital, Inc.+	324	USD	0.50%	—	324,149
Barclays Capital, Inc.+	2,876	USD	1.50%	—	2,883,494

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PORTFOLIO OF INVESTMENTS (continued)

Broker	Principal Amount (000)	Currency	Interest Rate	Maturity	U.S. $ Value at October 31, 2018
Barclays Capital, Inc.+	1,374	USD	(4.75)%	—	$1,373,956
First Boston+	4,931	EUR	(0.75)%	—	5,585,382
First Boston+	948	EUR	(0.85)%	—	1,073,186
First Boston+	5,219	EUR	(1.10)%	—	5,911,444
First Boston+	1,965	EUR	(1.10)%	—	2,225,658
First Boston+	2,607	EUR	(1.25)%	—	2,952,989
JP Morgan Chase Bank+	1,369	USD	0.75%	—	1,369,350
JP Morgan Chase Bank+	2,646	EUR	(1.00)%	—	2,996,427
JP Morgan Chase Bank+	1,032	EUR	(1.25)%	—	1,169,122
JP Morgan Chase Bank+	3,365	USD	1.85%	—	3,381,258

					$31,888,245

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2018

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days		Total
Corporates – Non-Investment Grade	$27,137,637	$	– 0	–	$	– 0	–	$–0	–	$27,137,637
Corporates – Investment Grade	3,381,258		– 0	–		– 0	–	– 0	–	3,381,258
Governments – Treasuries	1,369,350		– 0	–		– 0	–	– 0	–	1,369,350

Total	$31,888,245	$	– 0	–	$	– 0	–	$–0	–	$31,888,245

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the aggregate market value of these securities amounted to $580,912,876 or 22.9% of net assets.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Defaulted.

(g)	Non-income producing security.

(h)	Illiquid security.

(i)	Fair valued by the Adviser.

(j)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2018.

(k)	Defaulted matured security.

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PORTFOLIO OF INVESTMENTS (continued)

(l)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.81% of net assets as of October 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost			Market Value			Percentage of Net Assets
Aveta, Inc.
7.00%, 4/01/19	12/15/17	$	– 0	–	$	– 0	–	0.00%
Aveta, Inc.
10.50%, 3/01/21	12/15/17		– 0	–		– 0	–	0.00%
Exide Technologies
11.00%, 4/30/22	12/01/17		2,876,199			2,924,944		0.12%
Exide Technologies
7.00%, 4/30/25	12/01/17		2,647,423			1,875,978		0.07%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2
6.531%, 11/25/24	11/06/15		1,464,416			1,608,934		0.06%
Magnetation LLC/Mag Finance Corp.
11.00%, 5/15/18	2/19/15		861,788			14		0.00%
SoFi Consumer Loan Program LLC Series 2017-6, Class R1
Zero Coupon, 11/25/26	11/09/17		2,912,244			2,662,506		0.10%
SoFi Consumer Loan Program LLC Series 2016-1, Class R
Zero Coupon, 8/25/25	7/28/17		2,384,683			2,247,179		0.09%
SoFi Consumer Loan Program LLC Series 2017-4, Class R1
Zero Coupon, 5/26/26	6/28/17		1,956,053			1,346,414		0.05%
SoFi Consumer Loan Program LLC Series 2017-5, Class R1 Zero Coupon, 9/25/26	9/18/17		1,758,337			1,251,248		0.05%
SoFi Consumer Loan Program LLC Series 2017-3, Class R Zero Coupon, 5/25/26	5/11/17		1,107,300			704,900		0.03%
SoFi Consumer Loan Program LLC Series 2016-5, Class R Zero Coupon, 9/25/28	6/23/17		1,275,923			575,783		0.02%
SoFi Consumer Loan Program LLC Series 2017-2, Class R Zero Coupon, 2/25/26	6/15/17		953,251			551,293		0.02%
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 2/25/27	2/01/18		3,677,431			3,677,431		0.14%
Tonon Luxembourg SA 7.25%, 1/24/20	7/24/15		2,269,964			55,845		0.00%
Vantage Drilling International 10.00%, 12/31/20	6/17/16		74,006			75,460		0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/27/14		3,510,948			288,781		0.01%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/09/14		745,965			206,325		0.01%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	2/03/14		916,308			50,869		0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.531%, 11/25/25	9/06/16		867,562			964,981		0.04%

(m)	Convertible security.

(n)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(o)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2018.

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PORTFOLIO OF INVESTMENTS (continued)

(p)	Inverse interest only security.

(q)	IO – Interest Only.

(r)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2018.

(s)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(t)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Exide Technologies/Old	4/30/15	$87,194	$19,308	0.00%

(u)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(v)	Affiliated investments.

(w)	The rate shown represents the 7-day yield as of period end.

(x)	One contract relates to 1 share.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

LKR – Sri Lankan Rupee

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ARLLMONP – Argentina Blended Policy Rate

BADLAR – Argentina Deposit Rates Badlar Private Banks

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

IRS – Interest Rate Swaption

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

REMICs – Real Estate Mortgage Investment Conduits

See notes to financial statements.

abfunds.com	AB INCOME FUND | 67

STATEMENT OF ASSETS & LIABILITIES

October 31, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,170,806,826)	$3,079,366,119
Affiliated issuers (cost $37,089,316)	37,089,316
Cash	376,389
Cash collateral due from broker	6,503,480
Foreign currencies, at value (cost $15,784,245)	15,500,988
Interest receivable	27,043,868
Unrealized appreciation on forward currency exchange contracts	20,224,447
Receivable for capital stock sold	3,630,183
Receivable for investment securities sold	2,777,608
Market value on credit default swaps (net premiums paid $1,666,780)	1,975,454
Receivable for variation margin on centrally cleared swaps	949,223
Unrealized appreciation on total return swaps	616,709
Market value on variance swaps	56,928
Affiliated dividends receivable	34,434
Other assets	52,424

Total assets	3,196,197,570

Liabilities
Options written, at value (premiums received $2,527,979)	2,338,560
Swaptions written, at value (premiums received $594,403)	644,521
Payable for investment securities purchased	527,576,927
Market value on credit default swaps (net premiums received $34,080,865)	36,488,675
Payable for capital stock repurchased	32,739,757
Payable for reverse repurchase agreements	31,888,245
Unrealized depreciation on forward currency exchange contracts	20,173,138
Payable for variation margin on futures	2,570,346
Cash collateral due to broker	1,540,000
Dividends payable	1,037,782
Advisory fee payable	639,079
Distribution fee payable	120,100
Market value on variance swaps	96,919
Transfer Agent fee payable	56,939
Administrative fee payable	23,638
Directors’ fees payable	2,122
Accrued expenses and other liabilities	1,007,830

Total liabilities	658,944,578

Net Assets	$2,537,252,992

Composition of Net Assets
Shares of beneficial interest, at par	$338,307
Additional paid-in capital	2,765,800,748
Accumulated loss	(228,886,063)

$2,537,252,992

See notes to financial statements.

68 | AB INCOME FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$232,930,774	31,089,772	$7.49	*

C	$82,283,123	10,969,230	$7.50

Advisor	$2,222,039,095	296,247,959	$7.50

*	The maximum offering price per share for Class A shares was $7.82 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB INCOME FUND | 69

STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income
Interest (net of foreign taxes withheld of $82,443)	$123,432,025
Dividends
Affiliated issuers	446,376
Unaffiliated issuers	75,346
Other income	74,736	$124,028,483

Expenses
Advisory fee (see Note B)	11,554,392
Distribution fee—Class A	646,516
Distribution fee—Class C	808,398
Transfer agency—Class A	252,995
Transfer agency—Class C	80,456
Transfer agency—Advisor Class	2,206,210
Custodian	440,960
Registration fees	282,480
Printing	255,713
Audit and tax	143,717
Legal	69,419
Administrative	67,265
Directors’ fees	25,624
Miscellaneous	92,481

Total expenses before interest expense	16,926,626
Interest expense	8,087,949
Total expenses		25,014,575

Less: expenses waived and reimbursed by the Adviser (see Note B)	(2,139,230)

Net expenses		22,875,345

Net investment income		101,153,138

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(54,282,812)
Forward currency exchange contracts		15,247,308
Futures		(31,495,303)
Options written		10,144,846
Swaps		5,785,739
Swaptions written		496,902
Foreign currency transactions		(20,943,495)
Net change in unrealized appreciation/depreciation of:
Investments		(90,960,569)
Forward currency exchange contracts		(12,625,814)
Futures		(252,045)
Options written		1,292,010
Swaps		10,418,999
Swaptions written		(195,379)
Foreign currency denominated assets and liabilities		321,847

Net loss on investment and foreign currency transactions		(167,047,766)

Contributions from Affiliates (see Note B)		28,261

Net Decrease in Net Assets from Operations		$(65,866,367)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Year Ended October 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$101,153,138	$61,160,636
Net realized gain (loss) on investment and foreign currency transactions	(75,046,815)	34,281,947
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(92,000,951)	(41,091,689)
Contributions from Affiliates (see Note B)	28,261	346

Net increase (decrease) in net assets from operations	(65,866,367)	54,351,240
Distributions to Shareholders
Class A	(11,572,396)	(2,100,463)
Class C	(3,029,311)	(684,581)
Advisor Class	(105,142,843)	(57,585,904)
Return of Capital
Class A	(1,019,139)	– 0	–
Class C	(266,781)	– 0	–
Advisor Class	(9,259,554)	– 0	–
Capital Stock Transactions
Net increase	699,716,997	1,120,697,788

Total increase	503,560,606	1,114,678,080
Net Assets
Beginning of period	2,033,692,386	919,014,306

End of period	$2,537,252,992	$2,033,692,386

See notes to financial statements.

abfunds.com	AB INCOME FUND | 71

STATEMENT OF CASH FLOWS

For the Year Ended October 31, 2018

Cash flows from operating activities
Net decrease in net assets from operations		$(65,866,367)
Reconciliation of net decrease in net assets from operations to net cash used in operating activities
Purchases of long-term investments	$(4,041,059,286)
Purchases of short-term investments	(1,323,933,389)
Proceeds from disposition of long-term investments	3,186,663,249
Proceeds from disposition of short-term investments	1,296,108,602
Net realized loss on investment transactions and foreign currency transactions	75,046,815
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	92,000,951
Net accretion of bond discount and amortization of bond premium	20,413,319
Inflation index adjustment	(329,985)
Increase in receivable for investments sold	(189,920)
Decrease in interest receivable	6,374,597
Increase in affiliated dividends receivable	(21,490)
Increase due from custodian	(52,424)
Increase in cash collateral due from broker	(3,085,755)
Increase in payable for investments purchased	465,919,990
Increase in cash collateral due to broker	1,228,000
Increase in advisory fee payable	173,162
Decrease in administrative fee payable	(436)
Decrease in Transfer Agent fee payable	(14,078)
Increase in distribution fee payable	42,791
Decrease in directors’ fee payable	(173)
Increase in accrued expenses	374,515
Proceeds from options written, net	8,326,276
Proceeds from swaptions written, net	844,400
Proceeds on swaps, net	24,426,583
Payments for exchange-traded derivatives settlements	(24,553,635)

Total adjustments		(215,297,321)

Net cash provided by (used in) from operating activities		(281,163,688)

See notes to financial statements.

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STATEMENT OF CASH FLOWS (continued)

Cash flows from financing activities
Subscriptions of capital stock, net	$676,201,658
Cash dividends paid (net of dividend reinvestments)†	(45,933,303)
Repayment of reverse repurchase agreements	(337,047,226)

Net cash provided by (used in) financing activities		$293,221,129
Effect of exchange rate on cash		(5,374,340)

Net increase in cash		6,683,101
Cash at beginning of year		9,194,276

Cash at end of year		$15,877,377

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$83,740,213
Interest expense paid during the year	$8,877,711

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the year.

See notes to financial statements.

abfunds.com	AB INCOME FUND | 73

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Income Fund, Inc. (the “Fund”), a diversified portfolio. The fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”) that was effective at the close of business April 21, 2016 (the “Reorganization”). The Reorganization was approved by the Predecessor Fund’s Board of Directors (the “Board”) and shareholders pursuant to an Agreement and Plan of Acquisition and Dissolution (the “Reorganization Agreement”), see Note I for additional information. The Predecessor Fund was the accounting survivor in the Reorganization and as such, the financial statements and the Advisor Class shares financial highlights reflect the financial information of the Predecessor Fund through April 21, 2016. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class K, Class R, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

abfunds.com	AB INCOME FUND | 75

NOTES TO FINANCIAL STATEMENTS (continued)

Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

abfunds.com	AB INCOME FUND | 77

NOTES TO FINANCIAL STATEMENTS (continued)

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2018:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$1,246,035,584	$	– 0	–	$1,246,035,584
Mortgage Pass-Throughs		– 0	–	523,678,352		– 0	–	523,678,352
Corporates – Non-Investment Grade		– 0	–	410,940,775		5,130,445	(a)	416,071,220
Collateralized Mortgage Obligations		– 0	–	231,113,815		2,358,544		233,472,359
Emerging Markets – Treasuries		– 0	–	136,305,576		– 0	–	136,305,576
Local Governments – Provincial Bonds		– 0	–	86,849,524		– 0	–	86,849,524
Corporates – Investment Grade		– 0	–	80,612,347		– 0	–	80,612,347
Asset-Backed Securities		– 0	–	30,730,707		45,113,715		75,844,422

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3		Total
Emerging Markets – Corporate Bonds	$	– 0	–	$56,930,960		$344,626		$57,275,586
Collateralized Loan Obligations		– 0	–	– 0	–	55,545,759		55,545,759
Agencies		– 0	–	40,522,675		– 0	–	40,522,675
Emerging Markets – Sovereigns		– 0	–	38,285,001		– 0	–	38,285,001
Commercial Mortgage-Backed Securities		– 0	–	17,226,146		8,616,054		25,842,200
Bank Loans		– 0	–	21,292,534		3,649,183		24,941,717
Common Stocks		5,096,412		– 0	–	5,424,648		10,521,060
Inflation-Linked Securities		– 0	–	6,325,928		– 0	–	6,325,928
Investment Companies		5,876,780		– 0	–	– 0	–	5,876,780
Quasi-Sovereigns		– 0	–	4,077,288		– 0	–	4,077,288
Local Governments – US Municipal Bonds		– 0	–	2,864,819		– 0	–	2,864,819
Local Governments – Regional Bonds		– 0	–	2,225,970		– 0	–	2,225,970
Options Purchased – Calls		– 0	–	1,591,603		– 0	–	1,591,603
Options Purchased – Puts		– 0	–	1,499,361		– 0	–	1,499,361
Whole Loan Trusts		– 0	–	– 0	–	1,389,874		1,389,874
Governments – Sovereign Bonds		– 0	–	863,152		– 0	–	863,152
Preferred Stocks		– 0	–	– 0	–	834,450		834,450
Warrants		13,512		– 0	–	0	(a)	13,512
Short-Term Investments		37,089,316		– 0	–	– 0	–	37,089,316

Total Investments in Securities		48,076,020		2,939,972,117		128,407,298		3,116,455,435
Other Financial Instruments(b):
Assets:
Futures		3,655,003		– 0	–	– 0	–	3,655,003	(c)
Forward Currency Exchange Contracts		– 0	–	20,224,447		– 0	–	20,224,447
Centrally Cleared Credit Default Swaps		– 0	–	4,435,559		– 0	–	4,435,559	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	5,614,071		– 0	–	5,614,071	(c)
Credit Default Swaps		– 0	–	1,975,454		– 0	–	1,975,454
Total Return Swaps		– 0	–	616,709		– 0	–	616,709
Variance Swaps		– 0	–	56,928		– 0	–	56,928
Liabilities:
Futures		(9,727,438)		– 0	–	– 0	–	(9,727,438	)(c)
Forward Currency Exchange Contracts		– 0	–	(20,173,138)		– 0	–	(20,173,138)
Interest Rate Swaptions		– 0	–	(644,521)		– 0	–	(644,521)
Currency Options Written		– 0	–	(2,338,560)		– 0	–	(2,338,560)
Centrally Cleared Credit Default Swaps		– 0	–	(622,806)		– 0	–	(622,806	)(c)
Credit Default Swaps		– 0	–	(36,488,675)		– 0	–	(36,488,675)
Variance Swaps		– 0	–	(96,919)		– 0	–	(96,919)

abfunds.com	AB INCOME FUND | 79

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1	Level 2			Level 3			Total
Reverse Repurchase Agreements	$(31,888,245)	$	– 0	–	$	– 0	–	$(31,888,245)

Total(d)	$10,115,340		$2,912,530,666			$128,407,298		$3,051,053,304

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(d)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non- Investment Grade(a)		Collateralized Mortgage Obligations			Asset-Backed Securities
Balance as of 10/31/17	$8,839,957			$5,300,000		$23,774,688
Accrued discounts/(premiums)	137,404			– 0	–	(139,886)
Realized gain (loss)	(12,804)			– 0	–	(3,425,710)
Change in unrealized appreciation/depreciation	1,266,995			– 0	–	(3,168,117)
Purchases/Payups	2,916,993			2,358,544		28,829,910
Sales/Paydowns	(8,018,100)			– 0	–	(757,170)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(5,300,000)		– 0	–

Balance as of 10/31/18	$5,130,445			$2,358,544		$45,113,715

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18(b)	$(799,199)		$	– 0	–	$(3,221,377)

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	Emerging Markets - Corporate Bonds		Collateralized Loan Obligations		Commercial Mortgage-Backed Securities
Balance as of 10/31/17	$253,685		$14,845,194		$41,690,886
Accrued discounts/(premiums)	(2,254)		3,991		91,516
Realized gain (loss)	– 0	–	32,659		(211,473)
Change in unrealized appreciation/depreciation	(149,623)		(190,154)		1,648,819
Purchases/Payups	– 0	–	43,861,124		3,378,345
Sales/Paydowns	– 0	–	(3,007,055)		(37,982,039)
Transfers in to Level 3	242,818		– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 10/31/18	$344,626		$55,545,759		$8,616,054

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18(b)	$(149,623)		$(195,429)		$(202,260)

	Bank Loans		Common Stocks		Whole Loan Trusts
Balance as of 10/31/17	$2,077,333		$4,609,736		$10,733,694
Accrued discounts/(premiums)	4,387		– 0	–	(5,593)
Realized gain (loss)	156		217,842		(4,054,943)
Change in unrealized appreciation/depreciation	(253,612)		979,040		2,144,330
Purchases/Payups	3,906,593		1,702,609		– 0	–
Sales/Paydowns	(8,341)		(2,487,616)		(7,427,614)
Transfers in to Level 3	– 0	–	981,055		– 0	–
Transfers out of Level 3	(2,077,333)		(578,018)		– 0	–

Balance as of 10/31/18	$3,649,183		$5,424,648		$1,389,874

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18(b)	$(253,612)		$954,004		$(105,050)

	Preferred Stocks		Warrants(a)		Total
Balance as of 10/31/17	$3,578,937		$ – 0	–	$115,704,110
Accrued discounts/(premiums)	– 0	–	– 0	–	89,565
Realized gain (loss)	104,762		– 0	–	(7,349,511)
Change in unrealized appreciation/depreciation	(442,509)		– 0	–	1,835,169

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	Preferred Stocks			Warrants(a)			Total
Purchases/Payups		$869,331		$	– 0	–	$87,823,449
Sales/Paydowns		(3,276,071)			– 0	–	(62,964,006)
Transfers in to Level 3		– 0	–		– 0	–	1,223,873
Transfers out of Level 3		– 0	–		– 0	–	(7,955,351)

Balance as of 10/31/18		$834,450		$	– 0	–	$128,407,298 (c)

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18(b)	$	– 0	–	$	– 0	–	$(3,972,546)

(a)	The Fund held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2018. Securities priced i) by third party vendors, or ii) by brokers are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/18			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade	$	– 0	–	Qualitative Assessment		$– 0 –
		$165,779		Recovery Analysis	Collateral Value	$100.00 / N/A

$165,779

Common Stocks		$909,369			EBITDA* Projection EBITDA* Multiples	$329.2mm / N/A 4.3X-6.3X / 5.3X
		$342,270		Market- Approach	EBITDA* Projection EBITDA* Multiples	$505mm / N/A 13.8X / N/A
		$1,329,762		Recovery Analysis	Liquidation Value	$299.56 / N/A

$2,581,401

Whole Loan Trusts		$75,865		Discounted Cash Flow	Level Yield	27.22% / N/A
		$634,600		Discounted Cash Flow	Cash Flow Yield	100.00% / N/A
		$679,409		Recovery Analysis	Cumulative Loss	<20% / N/A

$1,389,874

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	Fair Value at 10/31/18			Valuation Technique	Unobservable Input	Input
Preferred Stocks		$834,450		Market- Approach	EBITDA* Projection EBITDA* Multiples	$505mm / N/A 13.8X / N/A
Warrants	$	– 0	–	Qualitative Assessment		$– 0 –

*	Earnings before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in discount rates, level yield, cumulative loss and delinquency rate in isolation would be expected to result in a significantly lower (higher) fair value measurement. A significant increase (decrease) in appraisal value and EBITDA projections/multiples in isolation would be expected to result in a significant higher (lower) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

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In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

9. Redemption Fees

The Fund imposed a .75% fee on redemption and exchanges of Advisor Class shares. This fee is retained by the Fund and is included in the financials statements as a component of additional paid-in capital. The fee was effective until July 22, 2016.

10. Change of Fiscal Year End

The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is October 31. Accordingly, the statement of operations,

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statement of changes in net assets, statement of cash flows and the Advisor Class financial highlights reflect the ten months from January 1, 2016 to October 31, 2016. The financial highlights for Class A and Class C reflect the period from April 21, 2016 (inception date) to October 31, 2016.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion of the Fund’s average daily net assets, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion, of the Fund’s average daily net assets. Effective January 29, 2017, the fee was reduced from .60% to .45% of the first $2.5 billion, from .55% to .40% of the excess over $2.5 billion up to $5 billion and from .50% to .35% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions cost), on an annual basis (the “Expense Caps”) to .77%, 1.52% and .52% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Effective January 29, 2017, the Expense Caps were reduced from .88% to .77%, 1.63% to 1.52%, and .63% to .52% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through October 31, 2016 are subject to repayment by the Fund until October 31, 2019; such waivers that are subject to repayment amount to $990,111. Any fees waived and expenses borne by the Adviser from November 1, 2016 through October 31, 2017 are subject to repayment by the Fund until October 31, 2020; such waivers that are subject to repayment amount to $1,361,441. Any fees waived and expenses borne by the Adviser from November 1, 2017 through April 22, 2018 are subject to repayment by the Fund until October 31, 2021; such waivers that are subject to repayment amount to $396,862. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentage set forth above. The Expense Caps may not be terminated by the Adviser before January 31, 2019. The Predecessor Fund did not have an Expense Cap. For the year ended October 31, 2018, such reimbursement/waivers amounted to $2,076,002. Prior to April 21, 2016, the Predecessor Fund paid the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Predecessor Fund’s average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Predecessor Fund’s average weekly net assets in

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excess of $250 million, and 4.75% of the Predecessor Fund’s daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options, futures and swap, less interest on money borrowed by the Predecessor Fund) accrued by the Predecessor Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of .80% of the Predecessor Fund’s average weekly net assets during the month (approximately .80% on an annual basis).

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan

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that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

During the year ended October 31, 2018 and the year ended October 31, 2017, the Adviser reimbursed the Fund $28,261 and $346, respectively, for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2018, the reimbursement for such services amounted to $67,265.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Prior to the Reorganization Computershare Trust Company, N.A. was the Transfer Agent. Such compensation retained by ABIS amounted to $761,625 for the year ended October 31, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $58,042 from the sale of Class A shares and received $37,088 and $50,218 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, for the year ended October 31, 2018.

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The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2018, such waiver amounted to $63,228.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2018 is as follows:

Fund	Market Value 10/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$79,428	$1,240,843	$1,283,182	$37,089	$446

Brokerage commissions paid on investment transactions for the year ended October 31, 2018 amounted to $186,916, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $410,135 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor

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NOTES TO FINANCIAL STATEMENTS (continued)

beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$830,059,814	$935,246,303
U.S. government securities	3,210,999,472	2,197,642,626

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$3,205,560,545

Gross unrealized appreciation	$64,118,484
Gross unrealized depreciation	(149,168,935)

Net unrealized depreciation	$(85,050,451)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets

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and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2018, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund maximum payment for written put options equates to the number of shares multiplied by the strike price, as included on the Portfolio of Investments. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

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The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2018, the Fund held purchased options for hedging and non-hedging purposes. During the year ended October 31, 2018, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the year ended October 31, 2018, the Fund held written options and swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated

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movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to

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generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2018, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of October 31, 2018, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

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Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2018, the Fund held credit default swaps for non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2018, the Fund held total return swaps for non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual

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“variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended October 31, 2018, the Fund held variance swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended October 31, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$3,081,546	*	Receivable/Payable for variation margin on futures	$9,727,438	*

Equity contracts	Receivable/Payable for variation margin on futures	573,457	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	169,505	*	Receivable/Payable for variation margin on centrally cleared swaps	454,449	*

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$5,614,071	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	20,224,447		Unrealized depreciation on forward currency exchange contracts	20,173,138

Interest rate contracts	Investments in securities, at value	751,145

Foreign exchange contracts	Investments in securities, at value	2,339,819

Interest rate contracts				Swaptions written, at value	644,521

Foreign exchange contracts				Options written, at value	2,338,560

Credit contracts	Market value on credit default swaps	1,975,454		Market value on credit default swaps	36,488,675

Equity contracts	Unrealized appreciation on total return swaps	616,709

Equity contracts	Market value on variance swaps	$56,928		Market value on variance swaps	$96,919

Total		$35,403,081			$69,923,700

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(29,918,642)	$(825,502)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,576,661)	573,457

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	15,247,308	(12,625,814)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	238,790	128,698

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,542,591)	1,184,826

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(730,067)	$130,886

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	9,877,019	1,292,010

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	267,827	– 0	–

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	200,987	(50,118)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	295,915	(145,261)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(358,430)	7,297,410

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	4,953,525	2,763,766

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$1,190,644	$357,823

Total		$(2,854,376)	$82,181

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2018:

Futures:
Average original value of buy contracts	$878,256,591
Average original value of sale contracts	$565,188,794
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$567,430,114
Average principal amount of sale contracts	$1,295,101,487
Purchased Options:
Average notional amount	$127,069,802
Purchased Swaptions:
Average notional amount	$96,672,711	(a)
Options Written:
Average notional amount	$371,153,173
Swaptions Written:
Average notional amount	$114,833,600	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$927,214,493
Credit Default Swaps:
Average notional amount of buy contracts	$62,433,333	(c)
Average notional amount of sale contracts	$182,492,802

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Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$65,000,482	(d)
Average notional amount of sale contracts	$36,542,379	(e)
Total Return Swaps:
Average notional amount	$39,600,000	(f)
Variance Swaps:
Average notional amount	$7,662,145	(g)

(a)	Positions were open for three months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for six months during the year.

(d)	Positions were open for ten months during the year.

(e)	Positions were open for seven months during the year.

(f)	Positions were open for two months during the year.

(g)	Positions were open for eleven months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Bank of America, NA	$775,515	$(705,012)	$	– 0	–	$	– 0	–	$70,503
Barclays Bank PLC	1,398,972	(1,398,972)		– 0	–		– 0	–	– 0	–
BNP Paribas SA	3,692,220	(396,697)		(1,460,000)			– 0	–	1,835,523
Citibank, NA	141,760	(141,760)		– 0	–		– 0	–	– 0	–
Citigroup Global Markets, Inc.	1,975,454	(1,975,454)		– 0	–		– 0	–	– 0	–
Credit Suisse International	5,490,754	(5,490,754)		– 0	–		– 0	–	– 0	–
Deutsche Bank AG	4,147,910	(4,147,910)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	449,214	(449,214)		– 0	–		– 0	–	– 0	–
HSBC Bank USA	203,197	(203,197)		– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities LLC	1,575,847	(1,575,847)		– 0	–		– 0	–	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,059,771	(1,059,771)		– 0	–		– 0	–	– 0	–
Natwest Markets PLC	310,312	(310,312)		– 0	–		–0	–	–0	–

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Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Standard Chartered Bank	2,900,637	(1,349,836)		– 0	–		– 0	–	1,550,801
State Street Bank & Trust Co.	241,990	(241,990)		– 0	–		– 0	–	– 0	–
UBS AG	1,600,949	(1,117,054)		– 0	–		– 0	–	483,895

Total	$25,964,502	$(20,563,780)		$(1,460,000)		$	– 0	–	$3,940,722	^

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Bank of America, NA	$705,012	$(705,012)	$	– 0	–	$	– 0	–	$ – 0	–
Barclays Bank PLC	5,269,277	(1,398,972)		– 0	–		(3,201,875)		668,430
BNP Paribas SA	396,697	(396,697)		– 0	–		– 0	–	– 0	–
Citibank, NA	2,557,137	(141,760)		– 0	–		(2,099,918)		315,459
Citigroup Global Markets, Inc.	6,634,747	(1,975,454)		– 0	–		(4,606,963)		52,330
Credit Suisse International	9,536,483	(5,490,754)		– 0	–		(4,045,729)		– 0	–
Deutsche Bank AG	5,557,812	(4,147,910)		– 0	–		(1,409,902)		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	15,709,709	(449,214)		– 0	–		(15,260,495)		– 0	–
HSBC Bank USA	706,816	(203,197)		– 0	–		(503,619)		– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities LLC	6,092,421	(1,575,847)		– 0	–		(3,008,640)		1,507,934
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	2,948,769	(1,059,771)		– 0	–		(1,888,998)		– 0	–
Natwest Markets PLC	820,532	(310,312)		– 0	–		– 0	–	510,220
Standard Chartered Bank	1,349,836	(1,349,836)		– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	339,511	(241,990)		– 0	–		(97,521)		– 0	–
UBS AG	1,117,054	(1,117,054)		– 0	–		– 0	–	– 0	–

Total	$59,741,813	$(20,563,780)	$	– 0	–		$(36,123,660)		$3,054,373	^

*	The actual collateral received/pledged may be more than the amount reported due to over0collateralization.

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^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.4 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended October 31, 2018, the Fund earned drop income of $286,639 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of

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the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2018, the average amount of reverse repurchase agreements outstanding was $467,635,002 and the daily weighted average interest rate was 1.73%. At October 31, 2018, the Fund had reverse repurchase agreements outstanding in the amount of $31,888,245 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2018:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$5,223,429	$(5,223,429)	$	– 0	–
Credit Suisse	17,748,659	(17,748,659)		– 0	–
JP Morgan Chase Bank	8,916,157	(8,916,157)		– 0	–

Total	$31,888,245	$(31,888,245)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

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Unfunded loan commitments and funded loans are marked to market daily.

During the year ended October 31, 2018, the Fund had no commitments outstanding and did not receive commitment fees.

NOTE E

Common Stock

During the years ended December 31, 2015 and December 31, 2014 the Predecessor Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

On June 25, 2014, the Predecessor Fund announced a share repurchase program for the Predecessor Fund’s discretionary repurchase of up to 15% of its then outstanding shares of common stock (valued at up to approximately $306 million as of June 24, 2014 based on Predecessor Fund total net assets of approximately $2.04 billion) in open market transactions over a one-year period. This share repurchase program is intended to benefit long-term Predecessor Fund stockholders by the repurchase of Predecessor Fund shares at a discount to their net asset value. During the years ended December 31, 2015 and December 31, 2014, the Predecessor Fund repurchased 12,172,242 and 14,903,847 shares, respectively, at an average discount of 10.45% and 10.09%, respectively, from net asset value. The share repurchase program expired on June 25, 2015.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Class A
Shares sold	32,114,424	23,455,002	$252,914,475	$191,015,549

Shares issued in reinvestment of dividends and distributions	1,146,597	161,151	8,920,450	1,312,042

Shares converted from Class C	11,741	11,746	89,977	95,630

Shares redeemed	(22,604,798)	(3,466,393)	(174,654,492)	(28,278,499)

Net increase	10,667,964	20,161,506	$87,270,410	$164,144,722

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Class C
Shares sold	6,215,383	7,657,205	$48,710,990	$62,456,060

Shares issued in reinvestment of dividends and distributions	282,813	58,798	2,202,886	479,345

Shares converted to Class A	(11,726)	(11,732)	(89,977)	(95,630)

Shares redeemed	(3,182,470)	(179,030)	(24,535,511)	(1,463,342)

Net increase	3,304,000	7,525,241	$26,288,388	$61,376,433

Advisor Class
Shares sold	185,948,197	134,693,611	$ 1,457,082,069	$1,097,096,092

Shares issued in reinvestment of dividends and distributions	9,334,370	3,720,533	72,616,877	30,140,363

Shares redeemed	(121,941,646)	(28,723,376)	(943,540,747)	(232,059,822)

Net increase	73,340,921	109,690,768	$586,158,199	$895,176,633

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a

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NOTES TO FINANCIAL STATEMENTS (continued)

fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have

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NOTES TO FINANCIAL STATEMENTS (continued)

led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2018.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$119,744,550	$60,370,948
Total taxable distributions paid	119,744,550	60,370,948
Return of Capital	10,545,474	– 0	–

Total distributions paid	$130,290,024	$60,370,948

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(138,008,372	)(a)
Unrealized appreciation/(depreciation)	(84,959,089	)(b)

Total accumulated earnings/(deficit)	$(222,967,461	)(c)

(a)	As of October 31, 2018, the Fund had a net capital loss carryforward of $137,987,468. As of October 31, 2018, the cumulative deferred loss on straddles was $20,904.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of partnership investments, the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, and the tax treatment of grantor trusts.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable, the tax treatment of defaulted securities, and the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Fund had a net short-term capital loss carryforward of $53,007,488 and a net long-term capital loss carryforward of $84,979,980, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Reorganization

At a meeting held on August 6, 2015 the Board, on behalf of the Fund, and the Board of Directors of the Predecessor Fund, approved the Reorganization Agreement providing for the tax-free acquisition by the Fund of the assets and liabilities of the Predecessor Fund, and the Predecessor Fund shareholders approved the Reorganization Agreement at a Special Meeting of Shareholders held on March 1, 2016. The acquisition

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NOTES TO FINANCIAL STATEMENTS (continued)

was completed at the close of business April 21, 2016. Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor Fund’s shares were transferred in exchange for the Fund’s Advisor Class shares, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization		Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization			Aggregate net assets immediately after the Reorganization
Predecessor Fund*	215,833,695		– 0	–		$1,725,148,833	+	$	– 0	–
The Fund	– 0	–	215,833,695		$	– 0	–		$1,725,148,833

*	Represents the accounting survivor.

+

Includes distributions in excess of net investment income of ($20,163,122) and unrealized appreciation on investments of $61,667,545, with a fair value of $2,379,923,538 and identified cost of $2,318,255,993.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE K

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At

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NOTES TO FINANCIAL STATEMENTS (continued)

this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules simplifies certain disclosure requirements on the financial statements.

NOTE L

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,	April 21, 2016(a) to October 31, 2016
2018	2017

Net asset value, beginning of period	$ 8.09	$ 8.08	$ 7.99

Income From Investment Operations
Net investment income(b)(c)	.29	.36	.17	†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.50)	.05	.08
Contributions from Affiliates	.00	(d)	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	(.21)	.41	.25

Less: Dividends
Dividends from net investment income	(.36)	(.40)	(.16)
Return of capital	(.03)	– 0	–	– 0	–

Net asset value, end of period	$ 7.49	$ 8.09	$ 8.08

Total Return
Total investment return based on net asset value(e)	(2.71)%	5.17%	3.14	%†
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$232,931	$165,294	$2,104
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.08%	1.03%	1.16	%^
Expenses, before waivers/reimbursements(f)	1.16%	1.11%	1.37	%^
Net investment income(c)	3.73%	4.42%	4.06	%^†
Portfolio turnover rate	105%	42%	14%

See footnote summary on page 115.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,	April 21, 2016(a) to October 31, 2016
2018	2017

Net asset value, beginning of period	$ 8.10	$ 8.09	$ 7.99

Income From Investment Operations
Net investment income(b)(c)	.23	.30	.14	†
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.50)	.05	.09
Contributions from Affiliates	.00	(d)	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	(.27)	.35	.23

Less: Dividends
Dividends from net investment income	(.30)	(.34)	(.13)
Return of capital	(.03)	– 0	–	– 0	–

Net asset value, end of period	$ 7.50	$ 8.10	$ 8.09

Total Return
Total investment return based on net asset value(e)	(3.43)%	4.37%	2.85	%†
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$82,283	$62,121	$1,133
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.83%	1.78%	1.90	%^
Expenses, before waivers/reimbursements(f)	1.92%	1.87%	2.15	%^
Net investment income(c)	2.98%	3.68%	3.34	%^†
Portfolio turnover rate	105%	42%	14%

See footnote summary on page 115.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,				January 1, 2016 to October 31, 2016(g)		Year Ended December 31,
	2018		2017				2015		2014		2013

Net asset value, beginning of period	$ 8.10		$ 8.09		$ 7.86		$ 8.34		$ 8.13		$ 8.89

Income From Investment Operations
Net investment income(b)	.31	(c)	.41	(c)	.29	(c)†	.38		.42		.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.50)		.02		.22		(.41)		.19		(.71)
Contributions from Affiliates	.00	(d)	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.19)		.43		.51		(.03)		.61		(.31)

Less: Dividends and Distributions
Dividends from net investment income	(.38)		(.42)		(.28)		(.46)		(.45)		(.41)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.05)		– 0	–	(.04)
Return of capital	(.03)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.41)		(.42)		(.28)		(.51)		(.45)		(.45)

Redemption fee	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–
Anti-Dilutive Effect of Share Repurchase Program	– 0	–	– 0	–	– 0	–	.06		.05		– 0	–

Net asset value, end of period	$ 7.50		$ 8.10		$ 8.09		$ 7.86		$ 8.34		$ 8.13

Market value, end of period	N/A		N/A		N/A		$ 7.67		$ 7.47		$ 7.13

Discount, end of period	N/A		N/A		N/A		(2.42)%		(10.43)%		(12.30)%
Total Return
Total investment return based on:
Market value	N/A		N/A		N/A		9.71	%(h)	11.28	%(h)	(6.50	)%(h)
Net asset value	(2.46	)%(e)	5.44	%(e)	6.66	%(e)†	.70	%(h)	8.96	%(h)	(2.86	)%(h)
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$2,222		$1,806		$916		$1,696		$1,902		$1,976
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.83%		.81%		.88	%^	.75%		.67%		.63%
Expenses, before waivers/reimbursements(f)	.91%		.93%		.96	%^	.75%		.67%		.63%
Net investment income	3.98	%(c)	5.11	%(c)	4.29	%(c)^†	4.57%		5.02%		4.74%
Portfolio turnover rate	105%		42%		14%		34%		32%		107%

See footnote summary on page 115.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Inception date.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived by the Adviser.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios, excluding interest expense are:

	Year Ended October 31,		January 1, 2016 to October 31, 2016(g)		Year Ended December 31,
	2018	2017			2015	2014	2013

Class A
Net of waivers/reimbursements	.77%	.77%	.88	%^	N/A	N/A	N/A
Before waivers/reimbursements	.85%	.85%	1.09	%^	N/A	N/A	N/A
Class C
Net of waivers/reimbursements	1.52%	1.52%	1.63	%^	N/A	N/A	N/A
Before waivers/reimbursements	1.60%	1.61%	1.87	%^	N/A	N/A	N/A
Advisor Class
Net of waivers/reimbursements	.52%	.54%	.61	%^	.61%	.61%	.57%
Before waivers/reimbursements	.60%	.65%	.69	%^	.61%	.61%	.57%

(g)	The Predecessor Fund's fiscal year end was December 31 and the Fund's fiscal year end is October 31.

(f)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended October 31, 2016, the amount includes a refund for overbilling of prior years' custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.003	.04%	.03%

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Income Fund (the “Fund”), (one of the funds constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, the period from January 1, 2016 to October 31, 2016, and each of the three years in the period ended December 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Bond Fund, Inc.) at October 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended, the period from January 1, 2016 to October 31, 2016, and each of the three years in the period ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 28, 2018

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2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2018. For foreign shareholders, 63.66% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Paul J. DeNoon(2), Vice President Gershon M. Distenfeld(2), Vice President Douglas J. Peebles(2), Vice President Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. DeNoon, Distenfeld, Peebles and Sheridan.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,## Chairman of the Board 77 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey,## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

William H. Foulk, Jr.,## ^ 86 (1990)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,## 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member at the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	95	None

Earl D. Weiner,## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Dept.—Mututal Fund Legal,1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to this position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Mr. Foulk is expected to retire on or about December 31, 2018.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Paul J. DeNoon 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Gershon M. Distenfeld 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. He is also co-Head of Fixed Income.

Douglas J. Peebles 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. He is also Chief Investment Officer of Fixed Income.

Matthew S. Sheridan 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”**), with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser**, since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-(800)227-4618, or visit www.abfunds.com for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Bond Fund, Inc. in respect of AB Income Fund (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature

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and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is

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difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

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Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be

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priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by

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the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Income Fund (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

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Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and

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from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect

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of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate effective since January 29, 2017) with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the advisory fee would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

abfunds.com	AB INCOME FUND | 137

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the Fund’s expense ratio effective since January 29, 2017, when the advisory fee was reduced and the Adviser had set the Fund’s expense cap at a correspondingly lower level. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

138 | AB INCOME FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB INCOME FUND | 139

NOTES

140 | AB INCOME FUND	abfunds.com

AB INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IF-0151-1018

OCT    10.31.18

ANNUAL REPORT

AB INTERMEDIATE BOND PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Intermediate Bond Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 1

ANNUAL REPORT

December 14, 2018

This report provides management’s discussion of fund performance for AB Intermediate Bond Portfolio for the annual reporting period ended October 31, 2018.

The Fund’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.

NAV RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	6 Months	12 Months
AB INTERMEDIATE BOND PORTFOLIO
Class A Shares	-0.51%	-1.75%
Class B Shares[1]	-0.88%	-2.48%
Class C Shares	-0.88%	-2.40%
Advisor Class Shares[2]	-0.47%	-1.50%
Class R Shares[2]	-0.63%	-1.90%
Class K Shares[2]	-0.51%	-1.66%
Class I Shares[2]	-0.48%	-1.50%
Class Z Shares[2]	-0.38%	-1.49%
Bloomberg Barclays US Aggregate Bond Index	-0.19%	-2.05%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended October 31, 2018.

During the 12-month period, all share classes except Class B and C outperformed the benchmark, before sales charges. The Fund’s shorter-than-benchmark duration contributed to relative performance, as yields rose across the spectrum during the period. Within the Fund’s yield-curve positioning, an overweight in six-month maturities and an underweight in five-year maturities (which did not rise as much as other maturities) detracted, though an underweight in two-year maturities was positive. Overall country positioning did not significantly impact returns in the period, as losses from an exposure to the eurozone were partly offset by several modest

2 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

contributors across a range of country positions. Security selection was also positive, primarily because of selection within commercial mortgage-backed securities (“CMBS”). Selection in mortgage-backed securities took back some of these gains.

During the six-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Country allocation detracted from performance, primarily because of exposure in the eurozone. The Fund’s shorter-than-benchmark duration and yield-curve positioning contributed, as yields moved higher in the period. Negative returns from security selection within non-investment grade corporates outweighed gains from selection within CMBS. Currency positioning also added to returns.

During both periods, the Fund utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized in the corporate and CMBS sectors for hedging and investment purposes. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. Variance swaps were used for hedging purposes, which had no material impact on absolute returns. During the six-month period, interest rate swaptions were used for investment purposes to take active yield-curve positioning.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets had mixed performance over the 12-month period, as volatility spiked in the latter part of the period on tighter monetary policy and the onset of a global trade war. Developed-market treasuries rallied, outperforming the positive returns of emerging-market local-currency government bonds, while global high yield and investment-grade securities ended the period in negative territory. A stronger US dollar, slowing Chinese growth, the global trade war and a hawkish US Federal Reserve (the “Fed”) weighed on emerging markets. Developed-market yield curves moved in different directions (bond yields move inversely to price).

The Fed raised interest rates four times in the period, while the European Central Bank started to scale back asset purchases but updated forward guidance to say that it would not change its policy rate until summer 2019 at the earliest. The Bank of Japan tweaked its monetary policy, holding rates and yields steady, but widening the band around 10-year yields, potentially allowing them to move higher.

US yields rose dramatically, with the 10- and 30-year Treasury yields soaring to multiyear highs, on the back of higher inflation forecasts, the Fed’s expected rate hike path and a robust US labor market. The US administration announced tariffs on imports from China, the European Union, Mexico and Canada, all of which reciprocated with tariffs on the US, triggering a global trade war. An upsurge in geopolitical uncertainty, including governmental turmoil in Italy, sparked a flight to quality.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 3

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Fund expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to 10 years and an average duration of three to six years. The Fund may invest up to 25% of its net assets in below investment-grade bonds. The Fund may use leverage for investment purposes.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swaps.

4 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest-rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

6 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3) and a 1% 1-year contingent deferred

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2008 TO 10/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate Bond Portfolio Class A shares (from 10/31/2008 to 10/31/2018) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS A SHARES			2.28%
1 Year	-1.75%	-5.90%
5 Years	2.30%	1.41%
10 Years	5.33%	4.88%
CLASS B SHARES			1.60%
1 Year	-2.48%	-5.36%
5 Years	1.55%	1.55%
10 Years[2]	4.90%	4.90%
CLASS C SHARES			1.63%
1 Year	-2.40%	-3.36%
5 Years	1.56%	1.56%
10 Years	4.60%	4.60%
ADVISOR CLASS SHARES[3]			2.64%
1 Year	-1.50%	-1.50%
5 Years	2.57%	2.57%
10 Years	5.62%	5.62%
CLASS R SHARES[3]			2.23%
1 Year	-1.90%	-1.90%
5 Years	2.06%	2.06%
10 Years	5.10%	5.10%
CLASS K SHARES[3]			2.33%
1 Year	-1.66%	-1.66%
5 Years	2.31%	2.31%
10 Years	5.36%	5.36%
CLASS I SHARES[3]			2.66%
1 Year	-1.50%	-1.50%
5 Years	2.57%	2.57%
10 Years	5.62%	5.62%
CLASS Z SHARES[3]			2.77%
1 Year	-1.49%	-1.49%
Since Inception[4]	2.18%	2.18%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.03%, 1.81%, 1.78%, 0.78%, 1.39%, 1.09%, 0.75% and 0.66% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 0.77%, 1.52%, 1.52%, 0.52%, 1.02%, 0.77%, 0.52% and 0.52% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/

(footnotes continued on next page)

10 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

reimbursements may not be terminated before January 31, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2018.

2	Assumes conversion of Class B shares into Class A shares after six years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 4/25/2014.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 11

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-4.93%
5 Years	1.89%
10 Years	4.25%
CLASS B SHARES
1 Year	-4.38%
5 Years	2.03%
10 Years[1]	4.27%
CLASS C SHARES
1 Year	-2.54%
5 Years	2.01%
10 Years	3.96%
ADVISOR CLASS SHARES[2]
1 Year	-0.58%
5 Years	3.05%
10 Years	5.00%
CLASS R SHARES[2]
1 Year	-1.07%
5 Years	2.52%
10 Years	4.47%
CLASS K SHARES[2]
1 Year	-0.83%
5 Years	2.77%
10 Years	4.74%
CLASS I SHARES[2]
1 Year	-0.58%
5 Years	3.05%
10 Years	5.00%
CLASS Z SHARES[2]
1 Year	-0.48%
Since Inception[3]	2.43%

1	Assumes conversion of Class B shares into Class A shares after six years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 4/25/2014.

12 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$994.90	$3.87	0.77%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%
Class B
Actual	$1,000	$991.20	$7.63	1.52%
Hypothetical**	$1,000	$1,017.54	$7.73	1.52%
Class C
Actual	$1,000	$991.20	$7.63	1.52%
Hypothetical**	$1,000	$1,017.54	$7.73	1.52%
Advisor Class
Actual	$1,000	$995.30	$2.62	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%
Class R
Actual	$1,000	$993.70	$5.13	1.02%
Hypothetical**	$1,000	$1,020.06	$5.19	1.02%
Class K
Actual	$1,000	$994.90	$3.87	0.77%
Hypothetical**	$1,000	$1,021.32	$3.92	0.77%
Class I
Actual	$1,000	$995.20	$2.62	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%
Class Z
Actual	$1,000	$996.20	$2.62	0.52%
Hypothetical**	$1,000	$1,022.58	$2.65	0.52%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

October 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $326.0

TOP TEN SECTORS (including derivatives)1

Governments – Treasuries[2]	33.5%
Corporates – Investment Grade[3]	20.9
Mortgage Pass-Throughs	16.8
Commercial Mortgage-Backed Securities[3]	14.1
Asset-Backed Securities	9.0
Collateralized Mortgage Obligations	7.3
Interest Rate Swaps[4]	5.5
Inflation-Linked Securities	4.7
Corporates – Non-Investment Grade[3]	3.3
Emerging Markets – Corporate Bonds	0.5

SECTOR BREAKDOWN (excluding derivatives)5

Corporates – Investment Grade	22.3%	Emerging Markets – Corporate Bonds	0.5%
Mortgage Pass-Throughs	16.6	Local Governments – US Municipal Bonds	0.4
Governments – Treasuries	15.9	Quasi-Sovereigns	0.3
Commercial Mortgage-Backed Securities	12.3	Common Stocks	0.2
Asset-Backed Securities	9.0	Governments – Sovereign Bonds	0.2
Collateralized Mortgage Obligations	7.2	Other	0.1
Inflation-Linked Securities	4.6	Short-Term	6.8
Corporates – Non-Investment Grade	3.6		100.0%

1

All data are as of October 31, 2018. The Fund’s sectors include derivative exposure and are expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2	Includes Treasury Futures.

3	Includes Credit Default Swaps.

4

Represents the exposure of the Fund’s fixed-rate payments on the Interest Rate Swaps. Interest Rate Swaps involve the exchange by a fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments).

5

All data are as of October 31, 2018. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” represents the following categories: Emerging Markets – Sovereigns and Emerging Markets – Treasuries.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS

October 31, 2018

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 22.5%
Industrial – 11.1%
Basic – 1.3%
Eastman Chemical Co. 3.80%, 3/15/25	U.S.$	220	$213,803
Glencore Funding LLC 4.125%, 5/30/23(a)		516	511,567
Mexichem SAB de CV 4.00%, 10/04/27(a)		350	310,625
4.875%, 9/19/22(a)		225	225,000
Minsur SA 6.25%, 2/07/24(a)		335	340,444
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		697	673,476
Suzano Austria GmbH 6.00%, 1/15/29(a)		497	505,076
Vale Overseas Ltd. 6.25%, 8/10/26		1,030	1,100,833
Yamana Gold, Inc. 4.95%, 7/15/24		339	331,081

			4,211,905

Capital Goods – 0.4%
Embraer Netherlands Finance BV 5.40%, 2/01/27		540	556,875
General Electric Co. Series D 5.00%, 1/21/21(b)		187	173,467
United Technologies Corp. 3.95%, 8/16/25		600	593,976

			1,324,318

Communications - Media – 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		740	743,774
Cox Communications, Inc. 2.95%, 6/30/23(a)		233	221,809
Time Warner Cable LLC 4.50%, 9/15/42		230	185,205
5.00%, 2/01/20		740	752,084

			1,902,872

Communications - Telecommunications – 1.4%
AT&T, Inc. 3.40%, 5/15/25		1,610	1,513,690
4.125%, 2/17/26		1,161	1,124,080

16 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(a)	U.S.$	740	$739,541
Verizon Communications, Inc. 4.862%, 8/21/46		355	339,732
Vodafone Group PLC 3.75%, 1/16/24		297	290,433
4.125%, 5/30/25		653	639,738

			4,647,214

Consumer Cyclical - Automotive – 0.4%
Ford Motor Credit Co. LLC 5.875%, 8/02/21		590	609,972
General Motors Financial Co., Inc. 3.10%, 1/15/19		560	560,017
4.00%, 1/15/25		106	100,085
4.30%, 7/13/25		135	128,270

			1,398,344

Consumer Non-Cyclical – 1.5%
Becton Dickinson and Co. 3.734%, 12/15/24		180	174,449
Biogen, Inc. 4.05%, 9/15/25		683	676,614
CVS Health Corp. 4.10%, 3/25/25		450	444,352
4.30%, 3/25/28		450	438,516
Gilead Sciences, Inc. 2.55%, 9/01/20		910	899,189
Mylan NV 3.125%, 11/22/28(a)	EUR	344	391,927
Reynolds American, Inc. 6.875%, 5/01/20	U.S.$	345	361,915
Tyson Foods, Inc. 2.65%, 8/15/19		164	163,449
3.95%, 8/15/24		541	537,900
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		377	372,989
Zoetis, Inc. 3.45%, 11/13/20		334	334,551

			4,795,851

Energy – 3.7%
Cenovus Energy, Inc. 3.00%, 8/15/22		42	40,179
4.25%, 4/15/27		1,206	1,135,859
5.70%, 10/15/19		65	66,373
Encana Corp. 3.90%, 11/15/21		415	415,066

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy Transfer Partners LP 4.75%, 1/15/26	U.S.$	1,138	$1,122,569
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		135	135,864
Enterprise Products Operating LLC 3.70%, 2/15/26		1,025	991,165
5.20%, 9/01/20		235	242,174
Hess Corp. 4.30%, 4/01/27		648	610,494
Kinder Morgan Energy Partners LP 6.50%, 9/01/39		125	135,932
Kinder Morgan, Inc./DE 3.15%, 1/15/23		1,700	1,640,398
4.30%, 3/01/28		632	612,263
Marathon Oil Corp. 6.80%, 3/15/32		650	753,109
Noble Energy, Inc. 3.85%, 1/15/28		275	252,780
3.90%, 11/15/24		580	563,888
4.15%, 12/15/21		290	292,303
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		802	762,726
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		482	486,391
5.625%, 3/01/25		1,045	1,091,126
Western Gas Partners LP 4.50%, 3/01/28		200	189,062
4.75%, 8/15/28		130	124,485
Williams Cos., Inc. (The) 4.125%, 11/15/20		403	405,821

			12,070,027

Other Industrial – 0.2%
Alfa SAB de CV 5.25%, 3/25/24(a)		530	523,375

Services – 0.4%
Expedia Group, Inc. 3.80%, 2/15/28		636	575,167
S&P Global, Inc. 4.40%, 2/15/26		584	595,335
Total System Services, Inc. 4.00%, 6/01/23		309	309,189

			1,479,691

18 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 1.0%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24	U.S.$	181	$173,441
3.875%, 1/15/27		395	362,515
Dell International LLC/EMC Corp. 5.45%, 6/15/23(a)		447	462,431
6.02%, 6/15/26(a)		469	486,649
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(a)		629	622,842
KLA-Tencor Corp. 4.65%, 11/01/24		614	625,856
Lam Research Corp. 2.80%, 6/15/21		269	263,483
Seagate HDD Cayman 4.75%, 1/01/25		336	307,383

			3,304,600

Transportation - Services – 0.2%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(a)		545	532,178

			36,190,375

Financial Institutions – 10.7%
Banking – 9.6%
ABN AMRO Bank NV 4.75%, 7/28/25(a)		200	198,614
Banco Santander SA 3.25%, 4/04/26(a)	EUR	300	349,822
3.50%, 4/11/22	U.S.$	400	390,868
5.179%, 11/19/25		600	593,268
Bank of America Corp. Series DD 6.30%, 3/10/26(b)		185	194,835
Series L 3.95%, 4/21/25		1,455	1,410,681
Series Z 6.50%, 10/23/24(b)		289	305,594
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(a)		565	556,067
BB&T Corp. 2.625%, 6/29/20		319	315,593
BNP Paribas SA 2.375%, 5/21/20		355	350,211
3.80%, 1/10/24(a)		347	337,582
Series E 2.25%, 1/11/27(a)	EUR	345	390,760

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BPCE SA 2.65%, 2/03/21	U.S.$	313	$306,818
5.70%, 10/22/23(a)		230	238,006
Capital One Financial Corp. 3.30%, 10/30/24		901	851,175
Citigroup, Inc. 3.70%, 1/12/26		1,000	959,410
4.044%, 6/01/24		1,307	1,304,072
Citizens Bank NA/Providence RI 2.25%, 3/02/20		380	374,562
Commonwealth Bank of Australia/New York NY Series G 2.30%, 3/12/20		250	246,780
Compass Bank 2.875%, 6/29/22		895	859,003
5.50%, 4/01/20		1,339	1,368,297
Cooperatieve Rabobank UA 4.375%, 8/04/25		1,373	1,343,165
Credit Agricole SA/London 2.75%, 6/10/20(a)		378	373,944
3.25%, 10/04/24(a)		257	239,915
3.375%, 1/10/22(a)		355	347,474
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		600	589,146
Discover Bank 4.682%, 8/09/28		250	246,973
Goldman Sachs Group, Inc. (The) 3.75%, 5/22/25		254	245,903
3.85%, 7/08/24		905	886,411
Series D 6.00%, 6/15/20		1,282	1,332,806
HSBC Bank USA NA 4.875%, 8/24/20		360	368,370
HSBC Holdings PLC 4.25%, 3/14/24		1,170	1,155,176
4.292%, 9/12/26		831	819,383
ING Bank NV 5.80%, 9/25/23(a)		871	913,043
JPMorgan Chase & Co. 3.22%, 3/01/25		890	855,922
3.54%, 5/01/28		790	747,143
KeyBank NA/Cleveland OH 2.25%, 3/16/20		629	620,527
Lloyds Banking Group PLC 4.375%, 3/22/28		333	318,904
4.582%, 12/10/25		929	894,961

20 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Manufacturers & Traders Trust Co. 2.625%, 1/25/21	U.S.$	550	$540,496
Morgan Stanley 5.00%, 11/24/25		640	654,432
Series G 4.35%, 9/08/26		1,030	1,005,816
National Australia Bank Ltd./New York Series G 2.625%, 7/23/20		300	296,277
Nationwide Building Society 4.00%, 9/14/26(a)		950	875,340
PNC Bank NA 2.60%, 7/21/20		250	247,013
Santander Holdings USA, Inc. 4.40%, 7/13/27		890	831,082
Standard Chartered PLC 3.95%, 1/11/23(a)		350	341,131
UBS AG/Stamford CT 7.625%, 8/17/22		620	678,863
UBS Group Funding Switzerland AG 4.125%, 9/24/25(a)		436	429,286
US Bancorp Series J 5.30%, 4/15/27(b)		380	372,016
Wells Fargo & Co. 3.069%, 1/24/23		712	689,921

			31,162,857

Finance – 0.3%
Synchrony Financial 4.50%, 7/23/25		1,008	954,979

Insurance – 0.8%
American International Group, Inc. 8.175%, 5/15/58		200	246,140
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(a)		294	282,169
Halfmoon Parent, Inc. 3.75%, 7/15/23(a)		252	249,856
4.125%, 11/15/25(a)		299	295,430
4.375%, 10/15/28(a)		399	389,751
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		110	113,141
MetLife Capital Trust IV 7.875%, 12/15/37(a)		699	845,573
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		246	371,017

			2,793,077

			34,910,913

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.7%
Electric – 0.7%
Dominion Energy, Inc. 4.70%, 12/01/44	U.S.$	325	$318,818
Enel Chile SA 4.875%, 6/12/28		514	505,005
Exelon Generation Co. LLC 2.95%, 1/15/20		453	449,997
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(a)		580	585,800
TECO Finance, Inc. 5.15%, 3/15/20		380	387,395

			2,247,015

Total Corporates – Investment Grade (cost $74,799,671)			73,348,303

MORTGAGE PASS-THROUGHS – 16.8%
Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2006 3.75% (LIBOR 12 Month + 2.00%), 1/01/37(c)		26	26,948

Agency Fixed Rate 15-Year – 1.5%
Federal National Mortgage Association Series 2016 2.50%, 8/01/31-1/01/32		3,967	3,802,270
Series 2017 2.50%, 2/01/32		1,179	1,129,905

			4,932,175

Agency Fixed Rate 30-Year – 15.2%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35		197	212,380
Series 2007 5.50%, 7/01/35		28	29,978
Series 2016 4.00%, 2/01/46		1,429	1,441,557
Series 2017 4.00%, 7/01/44		1,129	1,139,621
Series 2018 4.00%, 8/01/48		1,443	1,443,793
4.50%, 10/01/48		1,375	1,415,705
Federal National Mortgage Association Series 2003 5.50%, 4/01/33-7/01/33		192	206,137

22 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Series 2004 5.50%, 4/01/34-1/01/35	U.S.$	633		$682,272
Series 2005 5.50%, 2/01/35		80		86,391
Series 2007 5.50%, 8/01/37		368		396,657
Series 2010 4.00%, 12/01/40		673		678,833
Series 2013 4.00%, 10/01/43		1,596		1,609,683
Series 2016 3.50%, 1/01/47		1,555		1,516,718
Series 2017 3.50%, 9/01/47-1/01/48		12,384		12,065,190
Series 2018 3.50%, 11/01/47-4/01/48		13,194		12,854,279
4.00%, 8/01/48-9/01/48		3,045		3,053,977
4.50%, 9/01/48		4,162		4,287,002
4.50%, 11/01/48, TBA		3,725		3,813,178
5.00%, 11/01/48, TBA		1,580		1,648,508
Government National Mortgage Association Series 1990 9.00%, 12/15/19		0	**	2
Series 1999 8.15%, 9/15/20		8		7,785
Series 2016 3.00%, 4/20/46-5/20/46		1,129		1,083,267

				49,672,913

Other Agency Fixed Rate Programs – 0.1%
Federal National Mortgage Association Series 2012 2.50%, 5/01/22		119		116,976

Total Mortgage Pass-Throughs (cost $56,141,886)				54,749,012

GOVERNMENTS – TREASURIES – 16.0%
United States – 16.0%
U.S. Treasury Bonds 2.50%, 2/15/45-5/15/46		4,460		3,744,964
2.75%, 11/15/47		1,572		1,382,132
2.875%, 8/15/45-11/15/46		1,556		1,409,083
3.00%, 5/15/45-5/15/47		2,876		2,667,862
3.125%, 8/15/44		8,704		8,288,914
4.375%, 2/15/38		960		1,108,200
4.50%, 2/15/36		416		484,277
5.375%, 2/15/31		1,744		2,127,952

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Notes 1.25%, 3/31/21	U.S.$	802	$771,424
1.375%, 9/30/20		6,816	6,628,560
1.625%, 6/30/20(d)		3,407	3,339,392
1.625%, 4/30/23-10/31/23		3,878	3,652,907
1.75%, 11/30/19-11/30/21		7,893	7,724,615
1.875%, 1/31/22-4/30/22		4,690	4,530,762
2.125%, 12/31/22		3,430	3,314,826
2.375%, 8/15/24		1,040	1,003,890

Total Governments – Treasuries (cost $54,791,212)			52,179,760

COMMERCIAL MORTGAGE-BACKED SECURITIES – 12.4%
Non-Agency Fixed Rate CMBS – 9.5%
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		735	703,246
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		1,305	1,290,536
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class D 5.129%, 11/10/46(a)(e)		565	554,364
Series 2015-GC27, Class A5 3.137%, 2/10/48		1,223	1,178,198
Series 2015-GC27, Class XA 1.384%, 2/10/48(f)		9,586	629,241
Series 2015-GC35, Class A4 3.818%, 11/10/48		340	338,309
Series 2016-GC36, Class A5 3.616%, 2/10/49		425	417,420
Series 2018-B2, Class A4 4.009%, 3/10/51		1,050	1,049,146
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		327	314,333
Series 2015-CR24, Class A5 3.696%, 8/10/48		430	425,191
Series 2015-CR25, Class A4 3.759%, 8/10/48		1,045	1,038,353
Series 2015-DC1, Class A5 3.35%, 2/10/48		765	742,086
Series 2015-PC1, Class A5 3.902%, 7/10/50		685	683,773

24 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57	U.S.$	332	$325,106
Series 2015-C3, Class A4 3.718%, 8/15/48		573	567,434
Series 2015-C4, Class A4 3.808%, 11/15/48		1,450	1,438,752
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		1,107	1,100,430
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)		766	751,357
Series 2018-GS9, Class A4 3.992%, 3/10/51		1,125	1,117,883
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47(e)		104	104,351
Series 2011-C5, Class D 5.406%, 8/15/46(a)(e)		127	126,535
Series 2012-C6, Class D 5.14%, 5/15/45(e)		690	676,679
Series 2012-C6, Class E 5.14%, 5/15/45(a)(e)		389	350,451
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class A5 3.775%, 8/15/47		735	734,970
Series 2015-C30, Class A5 3.822%, 7/15/48		425	423,164
Series 2015-C31, Class A3 3.801%, 8/15/48		1,009	1,003,605
Series 2015-C32, Class C 4.667%, 11/15/48(e)		540	531,160
Series 2015-C33, Class A4 3.77%, 12/15/48		1,050	1,040,407
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.087%, 9/15/50(f)		4,770	322,858
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(e)		143	98,820
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		6	5,952
Series 2015-3, Class A2 2.729%, 4/20/48(a)		477	471,345

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-4, Class A2 2.579%, 3/10/49(a)	U.S.$	615	$589,926
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16, Class A5 3.892%, 6/15/47		730	732,067
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(e)(g)		365	338,774
Series 2016-UB12, Class A4 3.596%, 12/15/49		660	643,302
UBS Commercial Mortgage Trust Series 2018-C10, Class A4 4.313%, 5/15/51		750	763,297
Series 2018-C8, Class A4 3.983%, 2/15/51		720	714,852
Series 2018-C9, Class A4 4.117%, 3/15/51		1,300	1,300,940
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		1,098	1,069,460
Wells Fargo Commercial Mortgage Trust Series 2015-C27, Class A5 3.451%, 2/15/48		1,040	1,016,386
Series 2015-SG1, Class C 4.468%, 9/15/48(e)		516	500,388
Series 2016-C35, Class XA 1.98%, 7/15/48(f)		3,902	432,659
Series 2016-LC25, Class C 4.435%, 12/15/59(e)		545	529,732
Series 2016-NXS6, Class C 4.312%, 11/15/49(e)		600	588,545
Series 2018-C43, Class A4 4.012%, 3/15/51		900	895,550
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class XA 1.216%, 3/15/45(a)(f)		7,864	325,503

			30,996,836

Non-Agency Floating Rate CMBS – 2.9%
Ashford Hospitality Trust Series 2018-ASHF, Class A 3.18% (LIBOR 1 Month + 0.90%), 4/15/35(a)(c)		698	696,704
Series 2018-KEYS, Class A 3.28% (LIBOR 1 Month + 1.00%), 5/15/35(a)(c)		750	750,043

26 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Atrium Hotel Portfolio Trust Series 2018-ATRM, Class A 3.23% (LIBOR 1 Month + 0.95%), 6/15/35(a)(c)	U.S.$	750	$749,538
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.28% (LIBOR 1 Month + 1.00%), 11/15/33(a)(c)(e)		1,330	1,345,015
BHMS Mortgage Trust Series 2018-ATLS, Class A 3.53% (LIBOR 1 Month + 1.25%), 7/15/35(a)(c)		675	674,804
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 3.10% (LIBOR 1 Month + 0.82%), 6/15/35(a)(c)		700	699,561
BX Trust Series 2017-IMC, Class A 3.33% (LIBOR 1 Month + 1.05%), 10/15/32(a)(c)		805	804,997
Series 2018-EXCL, Class A 3.238% (LIBOR 1 Month + 1.09%), 9/15/37(a)(c)		660	657,945
Credit Suisse Mortgage Trust Series 2016-MFF, Class D 6.88% (LIBOR 1 Month + 4.60%), 11/15/33(a)(c)(e)		450	450,749
Great Wolf Trust Series 2017-WOLF, Class A 3.28% (LIBOR 1 Month + 0.85%), 9/15/34(a)(c)		655	654,186
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 4.237% (LIBOR 1 Month + 1.95%), 11/15/26(a)(c)		185	184,624
RETL Series 2018-RVP, Class A 3.38% (LIBOR 1 Month + 1.10%), 3/15/33(a)(c)		728	728,208
Starwood Retail Property Trust Series 2014-STAR, Class A 3.50% (LIBOR 1 Month + 1.22%), 11/15/27(a)(c)		1,075	1,076,074

			9,472,448

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39, Class IO 0.00%, 7/16/46(f)	U.S.$	830	$8

Total Commercial Mortgage-Backed Securities (cost $41,539,096)			40,469,292

ASSET-BACKED SECURITIES – 9.0%
Autos - Fixed Rate – 5.2%
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20		179	178,284
Avis Budget Rental Car Funding AESOP LLC Series 2016-1A, Class A 2.99%, 6/20/22(a)		418	411,361
Series 2018-1A, Class A 3.70%, 9/20/24(a)		920	910,842
Series 2018-2A, Class A 4.00%, 3/20/25(a)		755	755,527
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		158	156,870
Chrysler Capital Auto Receivables Trust Series 2016-AA, Class A3 1.77%, 10/15/20(a)		117	117,025
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 9/15/23(a)		600	639,096
Series 2017-D, Class A 1.87%, 3/15/21(a)		413	411,389
CPS Auto Trust Series 2017-A, Class E 7.07%, 4/15/24(a)		550	578,197
DT Auto Owner Trust Series 2017-3A, Class A 1.73%, 8/17/20(a)		35	34,723
Series 2018-1A, Class A 2.59%, 5/17/21(a)		490	489,554
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(a)		270	284,768
Series 2016-3A, Class A 1.84%, 11/16/20(a)		18	18,483
Series 2016-3A, Class D 6.40%, 7/17/23(a)		350	358,937
Series 2017-1A, Class D 6.20%, 11/15/23(a)		525	535,437

28 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-2A, Class A 2.11%, 6/15/21(a)	U.S.$	115	$115,019
Series 2017-3A, Class A 2.05%, 12/15/21(a)		351	349,714
Series 2017-3A, Class C 3.68%, 7/17/23(a)		385	382,804
Series 2018-1A, Class A 2.21%, 5/17/21(a)		413	411,926
First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20(a)		7	7,166
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(a)		350	369,685
Series 2016-4, Class E 6.44%, 1/16/24(a)		565	570,281
Series 2017-2, Class A 1.85%, 7/15/21(a)		258	256,994
Series 2017-3, Class A 1.88%, 10/15/21(a)		298	295,864
Series 2017-4, Class A 2.07%, 4/15/22(a)		263	260,953
Series 2018-3, Class B 3.59%, 12/16/24(a)		675	672,851
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		322	319,722
Ford Credit Floorplan Master Owner Trust Series 2016-1, Class A1 1.76%, 2/15/21		682	680,016
Series 2017-1, Class A1 2.07%, 5/15/22		710	697,395
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1 1.96%, 5/17/21(a)		860	855,740
Hertz Vehicle Financing II LP Series 2015-1A, Class B 3.52%, 3/25/21(a)		386	383,379
Series 2015-3A, Class A 2.67%, 9/25/21(a)		180	176,579
Series 2016-1A, Class A 2.32%, 3/25/20(a)		678	676,206
Series 2017-1A, Class A 2.96%, 10/25/21(a)		950	937,106
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 6/27/22(a)		1,035	1,031,658

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Santander Drive Auto Receivables Trust Series 2017-3, Class A2 1.85%, 6/15/20	U.S.$	26	$26,126
Westlake Automobile Receivables Trust Series 2018-3A, Class A1 2.53%, 9/16/19(a)		632	631,532
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(a)		950	940,866

			16,930,075

Other ABS - Fixed Rate – 2.8%
CLUB Credit Trust Series 2017-P1, Class B 3.56%, 9/15/23(a)(e)		700	696,572
Series 2017-P2, Class A 2.61%, 1/15/24(a)(e)		371	368,658
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		551	549,866
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class A 3.39%, 7/15/25(a)(e)		471	470,090
Marlette Funding Trust Series 2017-1A, Class A 2.827%, 3/15/24(a)(e)		67	66,613
Series 2017-1A, Class C 6.658%, 3/15/24(a)(e)		750	766,115
Series 2017-2A, Class A 2.39%, 7/15/24(a)(e)		127	126,726
Series 2017-3A, Class A 2.36%, 12/15/24(a)(e)		130	129,497
Series 2017-3A, Class B 3.01%, 12/15/24(a)(e)		543	538,536
Series 2018-3A, Class A 3.20%, 9/15/28(a)(e)		733	731,111
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(a)(e)		215	214,672
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/20(a)(e)		688	682,482
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(a)(e)		217	216,196
Series 2016-3, Class A 3.05%, 12/26/25(a)(e)		260	259,517

30 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-1, Class A 3.28%, 1/26/26(a)(e)	U.S.$	220	$219,894
Series 2017-2, Class A 3.28%, 2/25/26(a)(e)		309	308,238
Series 2017-3, Class A 2.77%, 5/25/26(a)(e)		263	260,488
Series 2017-4, Class B 3.59%, 5/26/26(a)(e)		870	855,618
Series 2017-6, Class A2 2.82%, 11/25/26(a)(e)		725	716,501
SoFi Consumer Loan Program Trust Series 2018-1, Class A1 2.55%, 2/25/27(a)(e)		502	499,181
Series 2018-3, Class A2 3.67%, 8/25/27(a)(e)		341	341,386

			9,017,957

Credit Cards - Fixed Rate – 1.0%
GE Capital Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,050	1,048,962
Synchrony Credit Card Master Note Trust Series 2016-1, Class A 2.04%, 3/15/22		544	542,569
World Financial Network Credit Card Master Trust Series 2017-B, Class A 1.98%, 6/15/23		685	679,406
Series 2018-B, Class A 3.46%, 7/15/25		330	329,282
Series 2018-B, Class M 3.81%, 7/15/25		825	823,324

			3,423,543

Home Equity Loans - Fixed Rate – 0.0%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(e)		65	65,609

Home Equity Loans - Floating Rate – 0.0%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 3.406% (LIBOR 1 Month + 1.13%), 12/25/32(c)(e)		30	30,128

Total Asset-Backed Securities (cost $29,472,843)			29,467,312

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 7.2%
Risk Share Floating Rate – 5.0%
Bellemeade Re Ltd. Series 2017-1, Class M1 3.981% (LIBOR 1 Month + 1.70%), 10/25/27(a)(c)	U.S.$	401	$403,149
Series 2018-2A, Class M1B 3.631% (LIBOR 1 Month + 1.35%), 8/25/28(a)(c)		505	507,092
Series 2018-3A, Class M1B 4.13% (LIBOR 1 Month + 1.85%), 10/25/27(a)(c)		815	814,998
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 6.281% (LIBOR 1 Month + 4.00%), 8/25/24(c)		708	771,676
Series 2014-DN4, Class M3 6.831% (LIBOR 1 Month + 4.55%), 10/25/24(c)		227	251,002
Series 2014-HQ3, Class M3 7.031% (LIBOR 1 Month + 4.75%), 10/25/24(c)		694	766,575
Series 2015-DNA2, Class M2 4.881% (LIBOR 1 Month + 2.60%), 12/25/27(c)		352	358,307
Series 2015-HQA1, Class M2 4.931% (LIBOR 1 Month + 2.65%), 3/25/28(c)		240	243,742
Series 2015-HQA2, Class M3 7.081% (LIBOR 1 Month + 4.80%), 5/25/28(c)		500	580,306
Series 2016-DNA1, Class M3 7.837% (LIBOR 1 Month + 5.55%), 7/25/28(c)		330	396,162
Series 2016-DNA2, Class M3 6.931% (LIBOR 1 Month + 4.65%), 10/25/28(c)		650	745,378
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 5.281% (LIBOR 1 Month + 3.00%), 7/25/24(c)		290	309,324
Series 2014-C04, Class 2M2 7.281% (LIBOR 1 Month + 5.00%), 11/25/24(c)		128	144,240

32 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C01, Class 1M2 6.581% (LIBOR 1 Month + 4.30%), 2/25/25(c)	U.S.$	230	$252,069
Series 2015-C01, Class 2M2 6.831% (LIBOR 1 Month + 4.55%), 2/25/25(c)		263	283,730
Series 2015-C02, Class 1M2 6.281% (LIBOR 1 Month + 4.00%), 5/25/25(c)		417	456,997
Series 2015-C02, Class 2M2 6.281% (LIBOR 1 Month + 4.00%), 5/25/25(c)		273	293,738
Series 2015-C03, Class 1M2 7.281% (LIBOR 1 Month + 5.00%), 7/25/25(c)		516	580,158
Series 2015-C03, Class 2M2 7.281% (LIBOR 1 Month + 5.00%), 7/25/25(c)		482	535,700
Series 2015-C04, Class 1M2 7.981% (LIBOR 1 Month + 5.70%), 4/25/28(c)		720	831,968
Series 2015-C04, Class 2M2 7.831% (LIBOR 1 Month + 5.55%), 4/25/28(c)		481	544,775
Series 2016-C01, Class 1M2 9.031% (LIBOR 1 Month + 6.75%), 8/25/28(c)		982	1,178,875
Series 2016-C01, Class 2M2 9.231% (LIBOR 1 Month + 6.95%), 8/25/28(c)		459	540,360
Series 2016-C02, Class 1M2 8.281% (LIBOR 1 Month + 6.00%), 9/25/28(c)		539	629,604
Series 2016-C03, Class 2M2 8.181% (LIBOR 1 Month + 5.90%), 10/25/28(c)		1,206	1,383,547
Series 2016-C05, Class 2M2 6.731% (LIBOR 1 Month + 4.45%), 1/25/29(c)		765	850,267
Series 2018-R07, Class 1M2 4.681% (LIBOR 1 Month + 2.40%), 4/25/31(a)(c)		378	377,832
Home Re Ltd. Series 2018-1, Class M1 3.83% (LIBOR 1 Month + 1.60%), 10/25/28(a)(c)(e)		655	655,000

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.531% (LIBOR 1 Month + 4.25%), 11/25/24(c)(h)	U.S.$	83	$90,157
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.531% (LIBOR 1 Month + 5.25%), 11/25/25(c)(h)		361	406,246
Series 2015-WF1, Class 2M2 7.781% (LIBOR 1 Month + 5.50%), 11/25/25(c)(h)		103	119,670

			16,302,644

Agency Floating Rate – 1.1%
Federal Home Loan Mortgage Corp. REMICs Series 4116, Class LS 3.921% (6.20% – LIBOR 1 Month), 10/15/42(c)(i)		1,497	242,669
Series 4719, Class JS 3.871% (6.15% – LIBOR 1 Month), 9/15/47(c)(i)		1,739	268,223
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.259% (6.54% – LIBOR 1 Month), 12/25/41(c)(i)		1,042	177,464
Series 2012-70, Class SA 4.269% (6.55% – LIBOR 1 Month), 7/25/42(c)(i)		1,904	329,695
Series 2015-90, Class SL 3.869% (6.15% – LIBOR 1 Month), 12/25/45(c)(i)		2,087	297,418
Series 2016-77, Class DS 3.719% (6.00% – LIBOR 1 Month), 10/25/46(c)(i)		2,112	311,352
Series 2017-16, Class SG 3.769% (6.05% – LIBOR 1 Month), 3/25/47(c)(i)		2,134	321,201
Series 2017-26, Class TS 3.669% (5.95% – LIBOR 1 Month), 4/25/47(c)(i)		1,988	313,307
Series 2017-62, Class AS 3.869% (6.15% – LIBOR 1 Month), 8/25/47(c)(i)		2,099	325,106
Series 2017-81, Class SA 3.919% (6.20% – LIBOR 1 Month), 10/25/47(c)(i)		2,122	343,396

34 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-97, Class LS 3.919% (6.20% – LIBOR 1 Month), 12/25/47(c)(i)	U.S.$	1,849	$313,450
Government National Mortgage Association Series 2017-65, Class ST 3.87% (6.15% – LIBOR 1 Month), 4/20/47(c)(i)		2,084	314,377

			3,557,658

Non-Agency Fixed Rate – 0.8%
Alternative Loan Trust Series 2005-57CB, Class 4A3 5.50%, 12/25/35		162	139,396
Series 2006-24CB, Class A16 5.75%, 8/01/36		307	256,234
Series 2006-28CB, Class A14 6.25%, 10/25/36		222	181,334
Series 2006-J1, Class 1A13 5.50%, 2/25/36		172	154,293
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 3.781%, 5/25/35		273	275,328
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 9/25/36		88	69,914
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(a)		312	249,010
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		277	224,248
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 4.042%, 7/25/36		769	746,053
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2002-3, Class B3 6.50%, 3/25/32		452	320,989

			2,616,799

Non-Agency Floating Rate – 0.3%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 2.471% (LIBOR 1 Month + 0.19%), 12/25/36(c)		677	396,549

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

HomeBanc Mortgage Trust Series 2005-1, Class A1 2.531% (LIBOR 1 Month + 0.25%), 3/25/35(c)	U.S.$	222	$193,988
Impac Secured Assets Corp. Series 2005-2, Class A2D 2.711% (LIBOR 1 Month + 0.43%), 3/25/36(c)		346	288,487
Residential Accredit Loans, Inc. Trust Series 2007-QS4, Class 2A4 2.621% (LIBOR 1 Month + 0.34%), 3/25/37(c)		679	213,087

			1,092,111

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.756%, 5/28/35(e)		65	61,264

Total Collateralized Mortgage Obligations (cost $22,970,349)			23,630,476

INFLATION-LINKED SECURITIES – 4.7%
Japan – 1.1%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27	JPY	376,757	3,473,804

United States – 3.6%
U.S. Treasury Inflation Index 0.125%, 4/15/21-7/15/26 (TIPS)	U.S.$	4,409	4,251,014
0.375%, 7/15/25 (TIPS)		5,149	4,930,427
0.625%, 7/15/21 (TIPS)		2,534	2,512,125

			11,693,566

Total Inflation-Linked Securities (cost $15,541,779)			15,167,370

CORPORATES – NON-INVESTMENT GRADE – 3.6%
Financial Institutions – 1.9%
Banking – 1.6%
American Express Co. Series C 4.90%, 3/15/20(b)		461	459,128
Barclays Bank PLC 6.86%, 6/15/32(a)(b)		129	138,323

36 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CIT Group, Inc. 5.25%, 3/07/25	U.S.$	383	$385,930
Citigroup, Inc. 5.95%, 1/30/23(b)		216	215,624
Series Q 5.95%, 8/15/20(b)		575	583,780
Credit Suisse Group AG 7.50%, 12/11/23(a)(b)		363	378,413
Goldman Sachs Group, Inc. (The) Series M 5.375%, 5/10/20(b)		157	158,741
Series P 5.00%, 11/10/22(b)		352	324,562
ING Groep NV 6.875%, 4/16/22(a)(b)		425	429,157
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		288	255,712
Morgan Stanley Series J 5.55%, 7/15/20(b)		110	111,827
Royal Bank of Scotland Group PLC 2.012% (EURIBOR 3 Month + 2.33%), 12/31/18(a)(b)(c)	EUR	50	54,650
8.625%, 8/15/21(b)	U.S.$	320	336,906
Series U 4.706% (LIBOR 3 Month + 2.32%), 9/30/27(b)(c)		700	655,102
Standard Chartered PLC 4.03% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(c)		400	329,248
7.50%, 4/02/22(a)(b)		363	367,084
SunTrust Banks, Inc. 5.625%, 12/15/19(b)		158	159,577

			5,343,764

Finance – 0.2%
Navient Corp. 6.625%, 7/26/21		440	453,191
7.25%, 1/25/22		99	103,134

			556,325

Insurance – 0.1%
Voya Financial, Inc. 5.65%, 5/15/53		180	177,408

			6,077,497

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Industrial – 1.7%
Communications - Media – 0.0%
CSC Holdings LLC 6.75%, 11/15/21	U.S.$	120	$125,576

Communications - Telecommunications – 0.3%
Sprint Capital Corp. 6.90%, 5/01/19		970	982,319

Consumer Cyclical - Other – 0.1%
KB Home 4.75%, 5/15/19		286	286,155

Consumer Non-Cyclical – 0.4%
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		475	467,657
HCA, Inc. 5.375%, 9/01/26		445	441,391
Spectrum Brands, Inc. 5.75%, 7/15/25		512	497,720

			1,406,768

Energy – 0.6%
Antero Resources Corp. 5.125%, 12/01/22		100	99,478
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		457	316,344
Nabors Industries, Inc. 5.50%, 1/15/23		721	678,281
PDC Energy, Inc. 5.75%, 5/15/26		465	426,684
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23(a)		459	443,353

			1,964,140

Other Industrial – 0.1%
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		361	357,159

Technology – 0.1%
Western Digital Corp. 4.75%, 2/15/26		335	309,801

Transportation - Services – 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)		309	275,823

			5,707,741

Total Corporates – Non-Investment Grade (cost $12,183,920)			11,785,238

38 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 0.5%
Industrial – 0.4%
Capital Goods – 0.0%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)	U.S.$	341	$56,265
7.125%, 6/26/42(a)		394	62,055

			118,320

Communications - Telecommunications – 0.2%
Millicom International Cellular SA 6.625%, 10/15/26(a)		475	481,541

Consumer Non-Cyclical – 0.1%
BRF GmbH 4.35%, 9/29/26(a)		210	177,177
BRF SA 3.95%, 5/22/23(a)		203	183,208
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(e)(h)(j)(k)		660	40,227

			400,612

Transportation - Services – 0.1%
Rumo Luxembourg SARL 5.875%, 1/18/25(a)		315	298,856

			1,299,329

Utility – 0.1%
Electric – 0.1%
Genneia SA 8.75%, 1/20/22(a)		261	242,404
Terraform Global Operating LLC 6.125%, 3/01/26(a)		153	142,917

			385,321

Total Emerging Markets – Corporate Bonds (cost $2,439,383)			1,684,650

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.625%, 3/01/40 (cost $1,405,034)		970	1,374,645

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Indonesia – 0.2%
Pertamina Persero PT 6.45%, 5/30/44(a)	U.S.$	350	$348,250
Perusahaan Listrik Negara PT 5.45%, 5/21/28(a)		452	446,915

			795,165

Mexico – 0.1%
Petroleos Mexicanos 6.50%, 1/23/29(a)		205	196,437

Total Quasi-Sovereigns (cost $1,030,053)			991,602

		Shares
COMMON STOCKS – 0.2%
Financials – 0.2%
Insurance – 0.2%
Mt Logan Re Ltd. (Preference Shares)(i)(k) (cost $626,000)		626	627,844

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.2%
Mexico – 0.2%
Mexico Government International Bond 3.60%, 1/30/25 (cost $542,415)	U.S.$	552	521,640

EMERGING MARKETS – SOVEREIGNS – 0.1%
Egypt – 0.1%
Egypt Government International Bond 6.125%, 1/31/22(a) (cost $235,000)		235	232,062

EMERGING MARKETS – TREASURIES – 0.1%
Argentina – 0.1%
Argentina POM Politica Monetaria Series POM 42.81% (ARLLMONP), 6/21/20(c) (cost $396,786)	ARS	6,500	205,128

40 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 6.8%
Agency Discount Note – 3.2%
Federal Home Loan Bank Discount Notes Zero Coupon, 12/21/18-1/02/19 (cost $10,574,903)	U.S.$	10,610	$10,573,693

Governments – Treasuries – 3.0%
Japan – 3.0%
Japan Treasury Discount Bill Series 774 Zero Coupon, 11/05/18	JPY	709,100	6,284,460
Series 776 Zero Coupon, 11/12/18		391,000	3,465,376

Total Governments – Treasuries (cost $9,789,837)			9,749,836

		Shares
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.08%(m)(n)(o) (cost $2,051,158)		2,051,158	2,051,158

Total Short-Term Investments (cost $22,415,898)			22,374,687

Total Investments – 100.8% (cost $336,531,325)			328,809,021
Other assets less liabilities – (0.8)%			(2,762,784)

Net Assets – 100.0%			$326,046,237

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	152	December 2018	USD	30,400	$32,093,015	$32,019,750	$(73,265)
U.S. T-Note 5 Yr (CBT) Futures	148	December 2018	USD	14,800	16,642,267	16,632,656	(9,611)
U.S. T-Note 10 Yr (CBT) Futures	67	December 2018	USD	6,700	7,939,718	7,935,313	(4,405)
U.S. Ultra Bond (CBT) Futures	32	December 2018	USD	3,200	5,053,430	4,775,000	(278,430)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	3	December 2018	JPY	300,000	3,996,016	4,004,874	(8,858)
Euro-BOBL Futures	71	December 2018	EUR	7,100	10,535,711	10,570,165	(34,454)

							$(409,023)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	KRW	952,323	USD	835	11/15/18	$98
Barclays Bank PLC	USD	829	INR	57,720	12/13/18	(53,877)
BNP Paribas SA	CNY	7,977	USD	1,152	12/13/18	10,635
BNP Paribas SA	ARS	2,266	USD	58	11/13/18	(4,165)
BNP Paribas SA	ARS	2,510	USD	64	11/05/18	(6,058)
BNP Paribas SA	USD	423	JPY	47,741	11/05/18	669
Citibank, NA	JPY	1,592,117	USD	14,019	11/05/18	(94,239)
Citibank, NA	NOK	6,570	USD	786	11/15/18	6,383
Citibank, NA	USD	423	JPY	47,741	11/05/18	675
Citibank, NA	USD	834	INR	58,158	12/13/18	(52,200)
Credit Suisse International	CAD	1,126	USD	872	11/16/18	16,255
Credit Suisse International	USD	807	NOK	6,541	11/15/18	(30,838)
Deutsche Bank AG	USD	663	JPY	74,077	12/13/18	(4,018)
Goldman Sachs Bank USA	NZD	1,450	USD	935	12/07/18	(11,016)
HSBC Bank USA	BRL	1,848	USD	503	11/05/18	6,421
HSBC Bank USA	ARS	1,146	USD	28	11/05/18	(4,189)
HSBC Bank USA	USD	497	BRL	1,848	11/05/18	(508)
HSBC Bank USA	USD	502	BRL	1,848	12/04/18	(6,650)
JPMorgan Chase Bank, NA	NOK	6,780	USD	819	11/15/18	14,608
JPMorgan Chase Bank, NA	GBP	2,287	USD	3,029	12/14/18	98,928
JPMorgan Chase Bank, NA	USD	883	NOK	7,205	11/15/18	(27,637)

42 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	648	TWD	19,911	12/11/18	$(3,462)
Morgan Stanley & Co., Inc.	AUD	2,907	USD	2,062	12/07/18	2,694
Morgan Stanley & Co., Inc.	BRL	617	USD	149	11/05/18	(16,419)
Morgan Stanley & Co., Inc.	USD	166	BRL	617	11/05/18	(169)
Natwest Markets PLC	ARS	2,266	USD	59	11/16/18	(3,017)
Natwest Markets PLC	USD	825	CAD	1,082	11/16/18	(3,049)
Standard Chartered Bank	TWD	103,134	USD	3,370	12/11/18	29,455
Standard Chartered Bank	INR	41,210	USD	552	12/13/18	(1,345)
Standard Chartered Bank	BRL	2,465	USD	663	11/05/18	677
Standard Chartered Bank	USD	157	BRL	615	11/05/18	8,792
Standard Chartered Bank	USD	498	BRL	1,850	11/05/18	(430)
Standard Chartered Bank	USD	1,246	TWD	38,016	12/11/18	(14,563)
Standard Chartered Bank	USD	783	INR	57,605	12/13/18	(9,054)
Standard Chartered Bank	USD	1,704	KRW	1,897,681	11/15/18	(40,797)
State Street Bank & Trust Co.	KRW	946,061	USD	842	11/15/18	13,444
State Street Bank & Trust Co.	MXN	9,201	USD	486	12/05/18	35,499
State Street Bank & Trust Co.	JPY	7,158	USD	64	12/13/18	436
State Street Bank & Trust Co.	PLN	3,118	USD	844	1/18/19	29,416
State Street Bank & Trust Co.	EUR	1,458	USD	1,687	1/09/19	25,092
State Street Bank & Trust Co.	NOK	1,315	USD	161	11/15/18	4,532
State Street Bank & Trust Co.	SEK	499	USD	56	11/15/18	1,106
State Street Bank & Trust Co.	NZD	285	USD	185	12/07/18	(402)
State Street Bank & Trust Co.	CAD	243	USD	188	11/16/18	3,246
State Street Bank & Trust Co.	JPY	173	USD	2	11/05/18	10
State Street Bank & Trust Co.	USD	72	GBP	55	12/14/18	(2,351)
State Street Bank & Trust Co.	USD	223	CAD	288	11/16/18	(4,503)
State Street Bank & Trust Co.	USD	159	NOK	1,315	11/15/18	(3,255)
State Street Bank & Trust Co.	USD	1,437	MYR	5,793	11/29/18	(54,002)

						$(143,142)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 31, 5 Year Index, 12/20/23*	(1.00)%	Quarterly	0.68%	USD	5,620	$(90,405)	$(101,778)	$11,373

*	Termination date

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
AUD	29,450	6/21/20	2.118%	3 Month BBSW	Quarterly/ Quarterly	$(55,712)
NOK	335,480	6/22/20	6 Month NIBOR	1.378%	Semi-Annual/Annual	(73,531)
USD	2,480	8/22/22	3 Month LIBOR	2.886%	Quarterly/ Semi-Annual	(19,310)
USD	8,260	9/10/23	3 Month LIBOR	2.896%	Quarterly/ Semi-Annual	(85,148)
USD	3,600	11/10/25	2.256%	3 Month LIBOR	Semi-Annual/Quarterly	191,737
USD	456	6/28/26	1.460%	3 Month LIBOR	Semi-Annual/Quarterly	52,822
USD	985	11/08/26	1.657%	3 Month LIBOR	Semi-Annual/Quarterly	104,732
USD	1,240	11/09/26	1.672%	3 Month LIBOR	Semi-Annual/Quarterly	130,460
USD	1,670	7/12/27	2.355%	3 Month LIBOR	Semi-Annual/Quarterly	100,533
USD	2,160	3/28/28	2.920%	3 Month LIBOR	Semi-Annual/Quarterly	54,712
NOK	32,720	8/31/28	2.186%	6 Month NIBOR	Annual/Semi-Annual	27,484
USD	1,960	8/31/28	3 Month LIBOR	2.986%	Quarterly/ Semi-Annual	(40,479)

						$388,300

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.30%	USD	452	$(16,136)	$(3,516)	$(12,620)
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.30	USD	518	(18,492)	(4,178)	(14,314)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.46	USD	57	(148)	714	(862)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.43	USD	892	68,431	64,482	3,949

44 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)%	Monthly	4.43%	USD	723	$55,466	$54,091	$1,375
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.43	USD	180	13,809	12,661	1,148
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.43	USD	179	13,732	12,590	1,142
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.43	USD	171	13,118	12,297	821
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.43	USD	723	55,467	55,998	(531)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	4.43	USD	362	27,771	29,778	(2,007)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.46	USD	20	(52)	181	(233)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.46	USD	2,085	(5,415)	25,950	(31,365)
CDX-CMBX.NA.BBB- Series 7, 1/17/47*	(3.00)	Monthly	4.52	USD	2,150	133,551	136,417	(2,866)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.46	USD	777	(2,018)	8,110	(10,128)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.46	USD	695	(1,805)	9,326	(11,131)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.46	USD	2,592	(6,732)	27,288	(34,020)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.46	USD	169	(439)	1,594	(2,033)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.46	USD	762	(1,979)	10,141	(12,120)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	297	(41,170)	(46,797)	5,627
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	269	(37,288)	(41,146)	3,858
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	41	(5,683)	(6,778)	1,095
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	85	(11,782)	(11,845)	63
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	36	(4,990)	(4,758)	(232)

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.42%	USD	201	$(27,862)	$(27,360)	$(502)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	178	(24,674)	(23,943)	(731)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	153	(21,208)	(19,924)	(1,284)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	180	(24,951)	(23,440)	(1,511)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	252	(34,931)	(32,816)	(2,115)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	252	(34,931)	(29,610)	(5,321)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	200	(27,723)	(22,087)	(5,636)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	362	(50,179)	(42,535)	(7,644)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	504	(69,862)	(57,912)	(11,950)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	504	(69,863)	(56,775)	(13,088)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	540	(74,853)	(59,711)	(15,142)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	723	(100,220)	(83,077)	(17,143)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	724	(100,358)	(81,558)	(18,800)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	891	(123,508)	(98,024)	(25,484)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	291	(40,337)	(44,309)	3,972
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	155	(21,485)	(10,999)	(10,486)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	509	(70,556)	(33,796)	(36,760)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	2,150	(298,026)	(127,707)	(170,319)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	1,882	(260,851)	(78,968)	(181,883)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.69	USD	850	(19,135)	(17,066)	(2,069)

46 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.42%	USD	52	$(7,208)	$(6,256)	$(952)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	322	(44,634)	(41,645)	(2,989)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	46	(6,376)	(2,710)	(3,666)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	179	(24,813)	(21,015)	(3,798)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	181	(25,090)	(21,241)	(3,849)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	530	(73,467)	(58,603)	(14,864)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	531	(73,605)	(44,828)	(28,777)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	745	(103,269)	(53,590)	(49,679)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	313	(43,387)	(53,262)	9,875
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	224	(31,050)	(37,577)	6,527
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	325	(45,050)	(51,276)	6,226
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	20	(2,773)	(3,118)	345
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	260	(36,040)	(36,318)	278
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	90	(12,475)	(11,846)	(629)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	26	(3,604)	(2,391)	(1,213)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	574	(79,566)	(78,107)	(1,459)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	52	(7,209)	(5,272)	(1,937)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	52	(7,208)	(4,871)	(2,337)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	104	(14,416)	(11,523)	(2,893)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	356	(49,347)	(38,928)	(10,419)

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.42%	USD	219	$(30,357)	$(14,902)	$(15,455)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	311	(43,109)	(27,582)	(15,527)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	760	(105,349)	(62,099)	(43,250)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	1,125	(155,944)	(88,272)	(67,672)
JPMorgan Securities LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	61	(8,455)	(7,989)	(466)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	800	(110,893)	(121,347)	10,454

						$(2,412,991)	$(1,535,585)	$(877,406)

*	Termination date

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY 1/14/20*	11.12%	Maturity	AUD	48	$8,702	$	– 0	–	$8,702
AUD/JPY 3/03/20*	12.75	Maturity	AUD	24	(5,350)		– 0	–	(5,350)
Goldman Sachs Bank USA
AUD/JPY 3/10/20*	12.90	Maturity	AUD	11	(2,811)		– 0	–	(2,811)
AUD/JPY 3/11/20*	12.80	Maturity	AUD	13	(2,953)		– 0	–	(2,953)

					$(2,412)	$	– 0	–	$(2,412)

*	Termination date

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the aggregate market value of these securities amounted to $63,184,763 or 19.4% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2018.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	IO – Interest Only.

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PORTFOLIO OF INVESTMENTS (continued)

(g)	Illiquid security.

(h)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.20% of net assets as of October 31, 2018, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.531%, 11/25/24	11/06/15	$82,059	$90,157	0.03%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/24/14	365,927	40,227	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.531%, 11/25/25	9/28/15	360,992	406,246	0.12%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.781%, 11/25/25	9/28/15	102,712	119,670	0.04%

(i)	Inverse interest only security.

(j)	Defaulted matured security.

(k)	Non-income producing security.

(l)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares),	1/02/14-12/30/14	$626,000	$627,844	0.16%

(m)	Affiliated investments.

(n)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(o)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

SEK – Swedish Krona

TWD – New Taiwan Dollar

USD – United States Dollar

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

ARLLMONP – Argentina Blended Policy Rate

ARMs – Adjustable Rate Mortgages

BBSW – Bank Bill Swap Reference Rate (Australia)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rates

NIBOR – Norwegian Interbank Offered Rate

OSE – Osaka Securities Exchange

REMICs – Real Estate Mortgage Investment Conduits

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $334,480,167)	$326,757,863
Affiliated issuers (cost $2,051,158)	2,051,158
Cash	37,412
Cash collateral due from broker	766,516
Receivable for investment securities sold	4,374,928
Interest receivable	1,845,316
Receivable for capital stock sold	1,367,064
Market value on credit default swaps (net premiums paid $378,314)	381,345
Unrealized appreciation on forward currency exchange contracts	309,071
Market value on variance swaps	8,702
Affiliated dividends receivable	4,220

Total assets	337,903,595

Liabilities
Due to custodian	2,401
Payable for investment securities purchased	6,999,599
Market value on credit default swaps (net premiums received $1,913,899)	2,794,336
Payable for capital stock redeemed	727,638
Unrealized depreciation on forward currency exchange contracts	452,213
Dividends payable	165,259
Payable for variation margin on centrally cleared swaps	134,933
Payable for variation margin on futures	124,542
Distribution fee payable	59,079
Advisory fee payable	43,549
Administrative fee payable	25,985
Transfer Agent fee payable	25,020
Market value on variance swaps	11,114
Directors’ fees payable	2,071
Accrued expenses and other liabilities	289,619

Total liabilities	11,857,358

Net Assets	$326,046,237

Composition of Net Assets
Capital stock, at par	$30,614
Additional paid-in capital	340,950,446
Accumulated loss	(14,934,823)

$326,046,237

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$216,949,754	20,372,735	$10.65	*

B	$511,267	47,993	$10.65

C	$11,334,167	1,066,702	$10.63

Advisor	$76,406,399	7,171,885	$10.65

R	$2,813,603	264,296	$10.65

K	$7,863,280	737,792	$10.66

I	$2,893,485	271,353	$10.66

Z	$7,274,282	681,632	$10.67

*	The maximum offering price per share for Class A shares was $11.12 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income
Interest	$10,962,268
Dividends
Affiliated issuers	55,742
Unaffiliated issuers	26,717
Other income	343	$11,045,070

Expenses
Advisory fee (see Note B)	1,617,102
Distribution fee—Class A	573,473
Distribution fee—Class B	6,265
Distribution fee—Class C	135,936
Distribution fee—Class R	13,045
Distribution fee—Class K	15,608
Transfer agency—Class A	308,036
Transfer agency—Class B	1,120
Transfer agency—Class C	18,454
Transfer agency—Advisor Class	104,369
Transfer agency—Class R	5,759
Transfer agency—Class K	12,487
Transfer agency—Class I	2,574
Transfer agency—Class Z	5,254
Custodian	189,299
Registration fees	118,118
Audit and tax	97,856
Administrative	73,345
Printing	54,812
Legal	50,970
Directors’ fees	25,382
Miscellaneous	25,122

Total expenses	3,454,386
Less: expenses waived and reimbursed by the Adviser (see Note B)	(847,891)

Net expenses		2,606,495

Net investment income		8,438,575

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$(4,219,138)
Forward currency exchange contracts	(30,602)
Futures	(1,362,044)
Swaps	543,483
Swaptions written	41,400
Foreign currency transactions	238,826
Net change in unrealized appreciation/depreciation of:
Investments(b)	(10,114,049)
Forward currency exchange contracts	(102,831)
Futures	(200,361)
Swaps	783,804
Foreign currency denominated assets and liabilities	14,786

Net loss on investment and foreign currency transactions	(14,406,726)

Net Decrease in Net Assets from Operations	$(5,968,151)

(a)	Net of foreign capital gains taxes of $65,835.

(b)	Net of increase in accrued foreign capital gains taxes of $2,158.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018		Year Ended October 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,438,575		$7,729,869
Net realized loss on investment and foreign currency transactions	(4,788,075)		(1,713,043)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(9,618,651)		(403,213)
Contributions from Affiliates (see Note B)	– 0	–	848

Net increase (decrease) in net assets from operations	(5,968,151)		5,614,461
Distributions to Shareholders*
Class A	(5,639,033)		(5,802,507)
Class B	(10,588)		(15,980)
Class C	(230,790)		(545,435)
Advisor Class	(2,116,445)		(1,609,616)
Class R	(58,255)		(62,302)
Class K	(154,794)		(126,481)
Class I	(74,462)		(71,905)
Class Z	(691,696)		(498,902)
Return of capital
Class A	– 0	–	(738,365)
Class B	– 0	–	(1,842)
Class C	– 0	–	(59,695)
Advisor Class	– 0	–	(210,724)
Class R	– 0	–	(7,724)
Class K	– 0	–	(16,049)
Class I	– 0	–	(9,239)
Class Z	– 0	–	(65,510)
Capital Stock Transactions
Net decrease	(19,128,300)		(9,872,834)

Total decrease	(34,072,514)		(14,100,649)
Net Assets
Beginning of period	360,118,751		374,219,400

End of period	$326,046,237		$360,118,751

*

The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note I, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2018

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Intermediate Bond Portfolio (the “Fund”), a diversified portfolio. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T and Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an

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NOTES TO FINANCIAL STATEMENTS (continued)

investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a

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NOTES TO FINANCIAL STATEMENTS (continued)

security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2018:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$73,348,303		$	– 0	–	$73,348,303
Mortgage Pass-Throughs		– 0	–	54,749,012			– 0	–	54,749,012
Governments – Treasuries		– 0	–	52,179,760			– 0	–	52,179,760
Commercial Mortgage-Backed Securities		– 0	–	34,273,729			6,195,563		40,469,292
Asset-Backed Securities		– 0	–	20,903,484			8,563,828		29,467,312
Collateralized Mortgage Obligations		– 0	–	22,914,212			716,264		23,630,476
Inflation-Linked Securities		– 0	–	15,167,370			– 0	–	15,167,370
Corporates – Non-Investment Grade		– 0	–	11,785,238			– 0	–	11,785,238
Emerging Markets – Corporate Bonds		– 0	–	1,644,423			40,227		1,684,650
Local Governments – US Municipal Bonds		– 0	–	1,374,645			– 0	–	1,374,645
Quasi-Sovereigns		– 0	–	991,602			– 0	–	991,602
Common Stocks		– 0	–	– 0	–		627,844		627,844
Governments – Sovereign Bonds		– 0	–	521,640			– 0	–	521,640
Emerging Markets – Sovereigns		– 0	–	232,062			– 0	–	232,062
Emerging Markets – Treasuries		– 0	–	205,128			– 0	–	205,128
Short-Term Investments:
Agency Discount Notes		– 0	–	10,573,693			– 0	–	10,573,693
Governments – Treasuries		– 0	–	9,749,836			– 0	–	9,749,836
Investment Companies		2,051,158		– 0	–		– 0	–	2,051,158

Total Investments in Securities		2,051,158		310,614,137			16,143,726		328,809,021
Other Financial Instruments(a):
Assets:
Forward Currency Exchange Contracts		– 0	–	309,071			– 0	–	309,071
Centrally Cleared Interest Rate Swaps		– 0	–	662,480			– 0	–	662,480	(b)
Credit Default Swaps		– 0	–	381,345			– 0	–	381,345
Variance Swaps		– 0	–	8,702			– 0	–	8,702
Liabilities:
Futures		(409,023)		– 0	–		– 0	–	(409,023	)(b)
Forward Currency Exchange Contracts		– 0	–	(452,213)			– 0	–	(452,213)
Centrally Cleared Credit Default Swaps		– 0	–	(90,405)			– 0	–	(90,405	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(274,180)			– 0	–	(274,180	)(b)
Credit Default Swaps		– 0	–	(2,794,336)			– 0	–	(2,794,336)
Variance Swaps		– 0	–	(11,114)			– 0	–	(11,114)

Total(c)		$1,642,135		$308,353,487			$16,143,726		$326,139,348

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage- Backed Securities		Asset- Backed Securities		Collateralized Mortgage Obligations
Balance as of 10/31/17	$6,323,878		$8,199,060		$610,816
Accrued discounts/(premiums)	2,318		318		– 0	–
Realized gain (loss)	(160,531)		(10,967)		– 0	–
Change in unrealized appreciation/depreciation	(12,788)		(82,985)		448
Purchases/Payups	1,330,000		4,155,752		655,000
Sales/Paydowns	(1,287,314)		(3,697,350)		– 0	–
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	(550,000)

Balance as of 10/31/18	$6,195,563		$8,563,828		$716,264

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18(a)	$(85,963)		$(86,220)		$448

	Emerging Markets - Corporate Bonds		Common Stocks		Total
Balance as of 10/31/17	$ – 0	–	$652,741		$15,786,495
Accrued discounts/(premiums)	– 0	–	– 0	–	2,636
Realized gain (loss)	– 0	–	– 0	–	(171,498)
Change in unrealized appreciation/depreciation	6,403		(24,897)		(113,819)
Purchases/Payups	– 0	–	– 0	–	6,140,752
Sales/Paydowns	– 0	–	– 0	–	(4,984,664)
Transfers in to Level 3	33,824		– 0	–	33,824
Transfers out of Level 3	– 0	–	– 0	–	(550,000)

Balance as of 10/31/18	$40,227		$627,844		$16,143,726	(b)

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18(a)	$6,403		$(24,897)		$(190,229)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2018. Securities priced (i) by third party vendors or (ii) by brokers, which approximates fair value, are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/18	Valuation Technique	Unobservable Input	Input
Common Stocks	$627,844	Market Approach	NAV Equivalent	$1,002.95 / N/A

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in NAV Equivalent in isolation would be expected to result in a significantly higher (lower) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance

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attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment

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transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion up to $5 billion, .35% of the excess over $5 billion up to $8 billion and .30% in excess of $8 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .77%, 1.52%, 1.52%, .52%, 1.02%, .77%, .52%, and .52% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. Effective February 1, 2017, the Expense Cap were reduced from .85% to .77%, 1.60% to 1.52%, 1.60% to 1.52%, .60% to .52%, 1.10% to 1.02%, .85% to .77%, .60% to .52%, and .60% to .52% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. This waiver extends through January 31, 2019 and then may be extended by the Adviser for additional one year terms. For the year ended October 31, 2018, such reimbursements/waivers amounted to $840,486.

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During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the November 14, 2018 meeting, shareholders approved the new and future investment advisory agreements.

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On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2018, the Adviser voluntarily agreed to waive such fees in the amount of $73,345.

During the year ended October 31, 2017, the Adviser reimbursed the Fund $848 for trading losses incurred due to a trade entry error.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $198,178 for the year ended October 31, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,835 from the sale of Class A shares and received $1,600, $491 and $1,717 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an

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acquired fund fee and expense. For the year ended October 31, 2018, such waiver amounted to $7,405.

Fund	Market Value 10/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$617	$209,947	$208,513	$2,051	$56

Brokerage commissions paid on investment transactions for the year ended October 31, 2018 amounted to $17,760, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective June 1, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $0, $1,194,892, $138,090 and $54,308 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$114,811,142	$98,621,239
U.S. government securities	561,620,087	566,529,579

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$336,535,304

Gross unrealized appreciation	$5,722,809
Gross unrealized depreciation	(13,134,226)

Net unrealized depreciation	$(7,411,417)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability

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of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2018, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”

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and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2018, the Fund held purchased and written swaptions for non-hedging purposes.

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•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on

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requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2018, the Fund held interest rate swaps for hedging and non-hedging purposes.

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Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

As of October 31, 2018, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent

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a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2018, the Fund held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended October 31, 2018, the Fund held variance swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the year ended October 31, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on futures	$409,023	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	$11,373	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	662,480	*	Receivable/Payable for variation margin on centrally cleared swaps	274,180	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	309,071		Unrealized depreciation on forward currency exchange contracts	452,213

Credit contracts	Market value on credit default swaps	381,345		Market value on credit default swaps	2,794,336

Equity contracts	Market value on variance swaps	8,702		Market value on variance swaps	11,114

Total		$1,372,971			$3,940,866

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,362,044)	$(200,361)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(30,602)	(102,831)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(64,787)		$	– 0	–

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	41,400			– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	301,466			435,142

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	242,017			351,074

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	– 0	–		(2,412)

Total		$(872,550)			$480,612

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2018:

Futures:
Average original value of buy contracts	$64,188,535
Average original value of sale contracts	$55,388,955
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$13,224,815
Average principal amount of sale contracts	$51,466,547
Purchased Swaptions:
Average notional amount	$20,060,000	(a)
Swaptions Written:
Average notional amount	$48,175,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$92,759,598

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit Default Swaps:
Average notional amount of buy contracts	$10,733,154
Average notional amount of sale contracts	$16,157,122
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$5,620,000	(b)
Average notional amount of sale contracts	$1,890,000	(a)
Variance Swaps:
Average notional amount	$766,932	(c)

(a)	Positions were open for one month during the year.

(b)	Positions were open for seven months during the year.

(c)	Positions were open for ten months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Barclays Bank PLC	$98	$(98)	$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	11,304	(10,223)		– 0	–		– 0	–		1,081
Citibank, NA	7,058	(7,058)		– 0	–		– 0	–		– 0	–
Citigroup Global Markets, Inc.	247,794	(247,794)		– 0	–		– 0	–		– 0	–
Credit Suisse International	149,806	(149,806)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	8,702	(8,702)		– 0	–		– 0	–		– 0	–
HSBC Bank USA	6,421	(6,421)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities LLC	113,536	(39,554)		– 0	–		– 0	–		73,982
Morgan Stanley & Co. International PLC/Morgan Stanley & Co., Inc.	2,694	(2,694)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	38,924	(38,924)		– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	112,781	(64,513)		– 0	–		– 0	–		48,268

Total	$699,118	$(575,787)	$	– 0	–	$	– 0	–		$123,331	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Barclays Bank PLC	$53,877	$(98)	$	– 0	–	$	– 0	–	$53,779
BNP Paribas SA	10,223	(10,223)	– 0	–	– 0	–	– 0	–
Citibank, NA	181,067	(7,058)	– 0	–	– 0	–	174,009
Citigroup Global Markets, Inc.	886,184	(247,794)	– 0	–	(571,431)	66,959
Credit Suisse International	727,560	(149,806)	– 0	–	(519,679)	58,075
Deutsche Bank AG	397,520	(8,702)	– 0	–	(261,408)	127,410
Goldman Sachs Bank USA/Goldman Sachs International	686,082	– 0	–	– 0	–	(508,603)	177,479
HSBC Bank USA	11,347	(6,421)	– 0	–	– 0	–	4,926
JPMorgan Chase Bank, NA/JPMorgan Securities LLC	39,554	(39,554)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley & Co., Inc.	127,481	(2,694)	– 0	–	– 0	–	124,787
Natwest Markets PLC	6,066	– 0	–	– 0	–	– 0	–	6,066
Standard Chartered Bank	66,189	(38,924)	– 0	–	– 0	–	27,265
State Street Bank & Trust Co.	64,513	(64,513)	– 0	–	– 0	–	– 0	–

Total	$3,257,663	$(575,787)	$	– 0	–	$(1,861,121)	$820,755	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended October 31, 2018, the Fund earned drop income of $587,142 which is included in interest income in the accompanying statement of operations.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Class A
Shares sold	1,900,750	1,441,055	$20,786,544	$15,957,028

Shares issued in reinvestment of dividends and distributions	392,243	448,010	4,268,076	4,947,934

Shares converted from Class B	19,162	26,419	208,829	292,232

Shares converted from Class C	95,759	1,790,738	1,042,120	19,828,064

Shares redeemed	(3,680,073)	(3,936,642)	(40,132,053)	(43,496,748)

Net decrease	(1,272,159)	(230,420)	$(13,826,484)	$(2,471,490)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Class B
Shares sold	8,240	10,541	$90,220	$116,178

Shares issued in reinvestment of dividends and distributions	913	1,521	9,944	16,789

Shares converted to Class A	(19,161)	(26,411)	(208,829)	(292,232)

Shares redeemed	(8,863)	(17,214)	(97,281)	(189,992)

Net decrease	(18,871)	(31,563)	$(205,946)	$(349,257)

Class C
Shares sold	196,263	235,175	$2,149,441	$2,598,185

Shares issued in reinvestment of dividends and distributions	15,167	41,607	164,703	457,225

Shares converted to Class A	(95,980)	(1,794,039)	(1,042,120)	(19,828,064)

Shares redeemed	(463,399)	(804,733)	(5,051,190)	(8,862,049)

Net decrease	(347,949)	(2,321,990)	$(3,779,166)	$(25,634,703)

Advisor Class
Shares sold	4,494,203	3,558,736	$49,172,690	$39,217,553

Shares issued in reinvestment of dividends and distributions	103,975	100,138	1,131,720	1,107,548

Shares redeemed	(3,488,497)	(2,587,093)	(37,974,997)	(28,536,859)

Net increase	1,109,681	1,071,781	$12,329,413	$11,788,242

Class R
Shares sold	83,027	100,402	$902,891	$1,108,586

Shares issued in reinvestment of dividends and distributions	5,353	6,274	58,173	69,262

Shares redeemed	(67,197)	(132,743)	(736,750)	(1,467,549)

Net increase (decrease)	21,183	(26,067)	$224,314	$(289,701)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Class K
Shares sold	343,565	158,517	$3,718,375	$1,764,118

Shares issued in reinvestment of dividends and distributions	14,176	12,863	154,252	142,184

Shares redeemed	(148,580)	(150,357)	(1,621,568)	(1,656,583)

Net increase	209,161	21,023	$2,251,059	$249,719

Class I
Shares sold	109,622	44,879	$1,187,631	$493,946

Shares issued in reinvestment of dividends and distributions	6,777	7,290	73,786	80,647

Shares redeemed	(90,384)	(39,277)	(988,521)	(433,148)

Net increase	26,015	12,892	$272,896	$141,445

Class Z
Shares sold	2,375,250	1,172,124	$26,160,476	$13,024,067

Shares issued in reinvestment of dividends and distributions	56,077	50,947	613,861	564,384

Shares redeemed	(3,964,619)	(619,318)	(43,168,723)	(6,895,540)

Net increase (decrease)	(1,533,292)	603,753	$(16,394,386)	$6,692,911

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject

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NOTES TO FINANCIAL STATEMENTS (continued)

to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2018.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	2018		2017
Distributions paid from:
Ordinary income	$8,976,063		$8,551,774
Net long-term capital gains	– 0	–	181,353

Total taxable distributions	8,976,063		8,733,127
Return of capital	– 0	–	1,109,149

Total distributions paid	$8,976,063		$9,842,276

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$996,758
Accumulated capital and other losses	(7,963,213	)(a)
Unrealized appreciation/(depreciation)	(7,396,885	)(b)

Total accumulated earnings/(deficit)	$(14,363,340	)(c)

(a)	As of October 31, 2018, the Fund had a net capital loss carryforward of $ 7,963,213.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, and corporate restructuring.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable, the accrual of foreign capital gains tax, and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Fund had a net short-term capital loss carryforward of $4,340,047 and a net long-term capital loss carryforward of $3,623,166, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules simplifies certain disclosure requirements on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2018		2017	2016		2015		2014

Net asset value, beginning of period	$ 11.11		$ 11.23	$ 11.06		$ 11.24		$ 11.00

Income From Investment Operations
Net investment income(a)(b)	.25		.24 †	.26		.28		.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)		(.06)	.27		(.12)		.23
Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.19)		.18	.53		.16		.58

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.23)	(.36)		(.34)		(.34)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	(.03)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.27)		(.30)	(.36)		(.34)		(.34)

Net asset value, end of period	$ 10.65		$ 11.11	$ 11.23		$ 11.06		$ 11.24

Total Return
Total investment return based on net asset value(d)*	(1.75)%		1.68%†	4.93%		1.45%		5.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$216,950		$240,386	$245,683		$252,965		$273,962
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.77%		.79%	.85%		.88%		.90%
Expenses, before waivers/reimbursements	1.01%		1.03%	1.03%		1.06%		1.06%
Net investment income(b)	2.29%		2.16%†	2.35%		2.51%		3.15%
Portfolio turnover rate**	195%		209%	128%		198%		221%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended October 31,
	2018		2017	2016		2015		2014

Net asset value, beginning of period	$ 11.11		$ 11.23	$ 11.06		$ 11.24		$ 11.00

Income From Investment Operations
Net investment income(a)(b)	.17		.15 †	.18		.20		.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)		(.05)	.27		(.12)		.22
Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.27)		.10	.45		.08		.50

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.16)	(.28)		(.26)		(.26)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	(.02)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.19)		(.22)	(.28)		(.26)		(.26)

Net asset value, end of period	$ 10.65		$ 11.11	$ 11.23		$ 11.06		$ 11.24

Total Return
Total investment return based on net asset value(d)*	(2.48)%		.92%†	4.15%		.72%		4.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$511		$743	$1,106		$1,692		$3,017
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52%		1.54%	1.60%		1.60%		1.60%
Expenses, before waivers/reimbursements	1.80%		1.81%	1.81%		1.80%		1.78%
Net investment income(b)	1.53%		1.38%†	1.59%		1.77%		2.48%
Portfolio turnover rate**	195%		209%	128%		198%		221%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2018		2017	2016		2015		2014

Net asset value, beginning of period	$ 11.08		$ 11.21	$ 11.04		$ 11.22		$ 10.98

Income From Investment Operations
Net investment income(a)(b)	.17		.15 †	.18		.20		.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.43)		(.06)	.27		(.12)		.23
Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.26)		.09	.45		.08		.50

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.16)	(.28)		(.26)		(.26)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	(.02)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.19)		(.22)	(.28)		(.26)		(.26)

Net asset value, end of period	$ 10.63		$ 11.08	$ 11.21		$ 11.04		$ 11.22

Total Return
Total investment return based on net asset value(d)*	(2.40)%		.83%†	4.16%		.73%		4.63%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,334		$15,676	$41,886		$40,928		$42,690
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.52%		1.55%	1.60%		1.60%		1.60%
Expenses, before waivers/reimbursements	1.76%		1.78%	1.78%		1.78%		1.77%
Net investment income(b)	1.54%		1.38%†	1.60%		1.79%		2.46%
Portfolio turnover rate**	195%		209%	128%		198%		221%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2018		2017	2016		2015		2014

Net asset value, beginning of period	$ 11.11		$ 11.24	$ 11.06		$ 11.24		$ 11.00

Income From Investment Operations
Net investment income(a)(b)	.28		.27 †	.29		.31		.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)		(.07)	.28		(.12)		.22
Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.16)		.20	.57		.19		.61

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.25)	(.39)		(.37)		(.37)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.30)		(.33)	(.39)		(.37)		(.37)

Net asset value, end of period	$ 10.65		$ 11.11	$ 11.24		$ 11.06		$ 11.24

Total Return
Total investment return based on net asset value(d)*	(1.50)%		1.84%†	5.29%		1.73%		5.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$76,406		$67,357	$56,068		$22,705		$26,352
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.52%		.54%	.60%		.60%		.60%
Expenses, before waivers/reimbursements	.76%		.78%	.78%		.77%		.75%
Net investment income(b)	2.55%		2.41%†	2.60%		2.78%		3.51%
Portfolio turnover rate**	195%		209%	128%		198%		221%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended October 31,
	2018		2017	2016		2015		2014

Net asset value, beginning of period	$ 11.10		$ 11.23	$ 11.06		$ 11.24		$ 11.00

Income From Investment Operations
Net investment income(a)(b)	.23		.21 †	.23		.26		.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)		(.06)	.28		(.12)		.23
Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.21)		.15	.51		.14		.56

Less: Dividends and Distributions
Dividends from net investment income	(.24)		(.21)	(.34)		(.32)		(.32)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	(.03)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.24)		(.28)	(.34)		(.32)		(.32)

Net asset value, end of period	$ 10.65		$ 11.10	$ 11.23		$ 11.06		$ 11.24

Total Return
Total investment return based on net asset value(d)*	(1.90)%		1.34%†	4.67%		1.23%		5.13%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,814		$2,699	$3,023		$2,936		$2,368
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.02%		1.04%	1.10%		1.10%		1.10%
Expenses, before waivers/reimbursements	1.35%		1.39%	1.38%		1.38%		1.36%
Net investment income(b)	2.07%		1.91%†	2.10%		2.29%		2.94%
Portfolio turnover rate**	195%		209%	128%		198%		221%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31,
	2018		2017	2016		2015		2014

Net asset value, beginning of period	$ 11.11		$ 11.24	$ 11.07		$ 11.24		$ 11.01

Income From Investment Operations
Net investment income(a)(b)	.25		.24 †	.26		.28		.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.43)		(.07)	.27		(.10)		.22
Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.18)		.17	.53		.18		.57

Less: Dividends and Distributions
Dividends from net investment income	(.27)		(.23)	(.36)		(.35)		(.34)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	(.03)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.27)		(.30)	(.36)		(.35)		(.34)

Net asset value, end of period	$ 10.66		$ 11.11	$ 11.24		$ 11.07		$ 11.24

Total Return
Total investment return based on net asset value(d)*	(1.66)%		1.59%†	4.93%		1.57%		5.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,863		$5,876	$5,706		$3,922		$4,515
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.77%		.79%	.85%		.85%		.85%
Expenses, before waivers/reimbursements	1.08%		1.09%	1.09%		1.08%		1.03%
Net investment income(b)	2.32%		2.15%†	2.34%		2.53%		3.17%
Portfolio turnover rate**	195%		209%	128%		198%		221%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,
	2018		2017	2016		2015		2014

Net asset value, beginning of period	$ 11.12		$ 11.24	$ 11.07		$ 11.25		$ 11.01

Income From Investment Operations
Net investment income(a)(b)	.28		.27 †	.28		.31		.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)		(.06)	.28		(.12)		.25
Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.16)		.21	.56		.19		.61

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.25)	(.39)		(.37)		(.37)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.30)		(.33)	(.39)		(.37)		(.37)

Net asset value, end of period	$ 10.66		$ 11.12	$ 11.24		$ 11.07		$ 11.25

Total Return
Total investment return based on net asset value(d)*	(1.50)%		1.93%†	5.20%		1.73%		5.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,894		$2,729	$2,613		$511		$107
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.52%		.54%	.60%		.60%		.60%
Expenses, before waivers/reimbursements	.72%		.75%	.76%		.75%		.75%
Net investment income(b)	2.57%		2.41%†	2.56%		2.74%		3.22%
Portfolio turnover rate**	195%		209%	128%		198%		221%

See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Year Ended October 31,							April 28, 2014(e) to October 31, 2014
	2018		2017	2016		2015

Net asset value, beginning of period	$ 11.13		$ 11.26	$ 11.08		$ 11.26		$ 11.15

Income From Investment Operations
Net investment income(a)(b)	.27		.27 †	.28		.32		.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.43)		(.07)	.29		(.13)		.10
Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.16)		.20	.57		.19		.29

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.25)	(.39)		(.37)		(.18)
Distributions from net realized gain on investment transactions	– 0	–	(.04)	– 0	–	– 0	–	– 0	–
Tax return of capital	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.30)		(.33)	(.39)		(.37)		(.18)

Net asset value, end of period	$ 10.67		$ 11.13	$ 11.26		$ 11.08		$ 11.26

Total Return
Total investment return based on net asset value(d)	(1.49)%		1.84%†	5.28%		1.72%		2.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,274		$24,653	$18,134		$4,851		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.52%		.54%	.60%		.60%		.60	%^
Expenses, before waivers/reimbursements	.64%		.66%	.66%		.71%		.66	%^
Net investment income(b)	2.48%		2.42%†	2.52%		2.91%		3.29	%^
Portfolio turnover rate**	195%		209%	128%		198%		221%
See footnote summary on page 94.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Commencement of operations.

†	For the year ended October 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.02%	.02%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended October 31, 2014 by .01%.

**	The Fund accounts for dollar roll transactions as purchases and sales.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of AB Intermediate Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Intermediate Bond Portfolio (the “Fund”), (one of the Funds constituting the AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the Funds constituting AB Bond Fund, Inc.) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 95

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 27, 2018

96 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended October 31, 2018. For foreign shareholders, 85.28% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 97

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Shawn E. Keegan(2), Vice President Douglas J. Peebles(2), Vice President Greg J. Wilensky(2), Vice President Michael Canter(2), Vice President Janaki Rao(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade Core Fixed Income Team.
Messrs. Keegan, Peebles, Wilensky, Canter and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,# Chairman of the Board 77 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey,# 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

William H. Foulk, Jr.,# ^ 86 (1998)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,# 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,# 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016 and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,# 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	95	None

Earl D. Weiner,# 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Dept. -Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund as defined in the “40 Act”, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Mr. Foulk is expected to retire on or about December 31, 2018.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is set forth below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Michael Canter 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. He is also Director of US Multi-Sector and Securitized Assets.

Shawn E. Keegan 47	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2013.

Douglas J. Peebles 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. He is also Chief Investment Officer of Fixed Income.

Janaki Rao 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since March 2013. Previously, he was a Vice President with Morgan Stanley from 2005 to March 2013.

Greg J. Wilensky 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2013. He is also Director of US Multi-Sector Fixed Income, US Inflation- Linked Fixed Income and Stable Value Investments.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2013.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS**, with which she has been associated since prior to 2013.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser ** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Bond Fund, Inc. in respect of AB Intermediate Bond Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds,

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actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources

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it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of

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the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by

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other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional,

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offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established

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methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser, as proposed to be amended to add an additional breakpoint to the advisory fee schedule (as so amended, the “Advisory Agreement”), in respect of AB Intermediate Bond Portfolio (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

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Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the proposed advisory fee, in which the Senior Officer concluded that the proposed contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and

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from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by

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the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; (iv) must service, and be marketed to, retail investors and financial intermediaries; and (v) requires a larger sales support infrastructure. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the Fund’s expense ratio effective since February 1, 2017, when the advisory fee was reduced and the Adviser had set the Fund’s expense cap at a correspondingly lower level. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole,

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as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

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AB INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IB-0151-1018

OCT    10.31.18

ANNUAL REPORT

AB MUNICIPAL BOND INFLATION STRATEGY

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Municipal Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 1

ANNUAL REPORT

December 19, 2018

This report provides management’s discussion of fund performance for AB Municipal Bond Inflation Strategy for the annual period ended October 31, 2018.

The Fund’s investment objective is to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal.

NAV RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	6 Months	12 Months
AB MUNICIPAL BOND INFLATION STRATEGY
Class 1 Shares[1]	-0.24%	-0.32%
Class 2 Shares[1]	-0.19%	-0.12%
Class A Shares	-0.33%	-0.42%
Class C Shares	-0.71%	-1.09%
Advisor Class Shares[2]	-0.21%	-0.17%
Bloomberg Barclays 1-10 Year TIPS Index	-0.45%	-0.61%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended October 31, 2018.

All share classes except Class C outperformed the benchmark for both periods, before sales charges. The Fund invests in municipal bonds, uses derivatives for inflation protection and takes a more diversified approach than a typical municipal bond fund. Outperformance over both periods was driven by the Fund’s lower interest-rate risk as interest rates rose. An overweight to credit contributed, relative to the benchmark, as lower credit quality bonds outperformed the benchmark, which is exclusively comprised of Treasuries.

For the 12-month period, holding consumer price index (“CPI”) swaps contributed to performance, while security selection in municipal bonds

2 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

and the special tax sector detracted. During the six-month period, security selection in municipal bonds contributed, while holding CPI swaps detracted. Yield-curve positioning in seven- to 10-year duration municipals also detracted.

The Fund utilized credit default swaps for investment purposes, which had no material impact on absolute performance for either period. CPI swaps were utilized for hedging purposes, which detracted from performance for the 12-month period and added for the six-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Economic growth and inflation expectations continued to rise throughout the 12-month period. Forty-six states realized positive growth during the third quarter, while state and local tax collections were at all-time highs. The US Federal Reserve increased its federal funds target rate to 2.00%-2.25% at the end of September, the third rate increase in 2018. Performance of municipal issues was mixed during the 12-month period, reaching historically expensive valuations versus US Treasuries in July. However, municipals retreated to more normal levels versus US Treasuries toward the end of the reporting period.

The Fund’s Senior Investment Management Team (the “Team”) maintained the Fund’s underweight to the longest maturity municipal bonds and a modest overweight to municipal credit, finding this position attractive given the current strength of the US economy. The Team continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. In seeking to manage volatility and interest-rate risk, the Team focuses on intermediate-term bonds and seeks to provide inflation protection by entering inflation swap agreements or investing in other inflation-protected instruments.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 3.92% and 0.06%, respectively.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 3

INVESTMENT POLICIES

The Fund seeks real after-tax return for investors subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in high-quality, predominantly investment-grade, municipal securities that pay interest exempt from federal taxation. As a fundamental policy, the Fund will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax for some taxpayers.

The Fund will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by the Adviser. In deciding whether to take direct or indirect exposure, the Fund may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

The Fund may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Fund will typically enter into inflation swaps. The Fund may use other inflation-indexed instruments. Payments to the Fund pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Fund’s primary use of derivatives will be for the purpose of inflation protection.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may utilize leverage for investment purposes through the use of tender option bond transactions (“TOBs”). The Adviser will consider the impact of TOBs, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

4 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. Recent federal legislation included reductions in tax rates for individuals, with relatively larger reductions in tax rates for corporations. These tax rate reductions may reduce the demand for municipal bonds which could reduce the value of municipal bonds held by the Fund.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS (continued)

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest-rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk: When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years, liquidity risk has also increased because the capacity of

6 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares visit www.bernstein.com, click on “Investments”, then “Mutual Funds—Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 7

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

1/26/20101 TO 10/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Municipal Bond Inflation Strategy Class A shares (from 1/26/20101 to 10/31/2018) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 3.00% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 1/26/2010.

8 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS 1 SHARES[2]			2.25%
1 Year	-0.32%	-0.32%
5 Years	1.22%	1.22%
Since Inception[3]	1.79%	1.79%
CLASS 2 SHARES[2]			2.35%
1 Year	-0.12%	-0.12%
5 Years	1.34%	1.34%
Since Inception[3]	1.90%	1.90%
CLASS A SHARES			1.99%
1 Year	-0.42%	-3.42%
5 Years	1.05%	0.43%
Since Inception[3]	1.62%	1.26%
CLASS C SHARES			1.30%
1 Year	-1.09%	-2.07%
5 Years	0.32%	0.32%
Since Inception[3]	0.90%	0.90%
ADVISOR CLASS SHARES[4]			2.30%
1 Year	-0.17%	-0.17%
5 Years	1.33%	1.33%
Since Inception[3]	1.90%	1.90%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.67%, 0.57%, 0.86%, 1.61% and 0.61% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs to 0.60%, 0.50%, 0.75%, 1.50% and 0.50% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2018.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

3	Inception date: 1/26/2010.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS 1 SHARES[1]
1 Year	1.15%
5 Years	1.56%
Since Inception[2]	1.95%
CLASS 2 SHARES[1]
1 Year	1.26%
5 Years	1.68%
Since Inception[2]	2.06%
CLASS A SHARES
1 Year	-2.09%
5 Years	0.77%
Since Inception[2]	1.42%
CLASS C SHARES
1 Year	-0.72%
5 Years	0.66%
Since Inception[2]	1.05%
ADVISOR CLASS SHARES[3]
1 Year	1.20%
5 Years	1.68%
Since Inception[2]	2.06%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Inception date: 1/26/2010.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 11

FUND EXPENSES (continued)

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$996.70	$3.77	0.75%
Hypothetical**	$1,000	$1,021.42	$3.82	0.75%
Class C
Actual	$1,000	$992.90	$7.53	1.50%
Hypothetical**	$1,000	$1,017.64	$7.63	1.50%
Advisor Class
Actual	$1,000	$997.90	$2.52	0.50%
Hypothetical**	$1,000	$1,022.68	$2.55	0.50%
Class 1
Actual	$1,000	$997.60	$3.02	0.60%
Hypothetical**	$1,000	$1,022.18	$3.06	0.60%
Class 2
Actual	$1,000	$998.10	$2.52	0.50%
Hypothetical**	$1,000	$1,022.68	$2.55	0.50%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

October 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,028.4

1

All data are as of October 31, 2018. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by US Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 13

PORTFOLIO OF INVESTMENTS

October 31, 2018

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 100.7%
Long-Term Municipal Bonds – 100.7%
Alabama – 3.5%
Alabama Special Care Facilities Financing Authority-Birmingham AL (Children’s Hospital of Alabama Obligated Group (The)) Series 2015 5.00%, 6/01/28	$3,905	$4,338,611
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016A 5.00%, 2/01/25	2,110	2,349,949
Southeast Alabama Gas District (The) (Morgan Stanley) Series 2018A 4.00%, 6/01/49	17,025	17,751,116
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Health Services, Inc.) Series 2016A 5.00%, 12/01/31	11,235	11,949,097

		36,388,773

Arizona – 1.8%
Arizona State University COP Series 2013A 5.00%, 9/01/19-9/01/22	8,345	8,988,360
City of Phoenix Civic Improvement Corp. Series 2011 5.00%, 7/01/26	3,330	3,558,271
County of Pima AZ Sewer System Revenue AGM Series 2010 5.00%, 7/01/21 (Pre-refunded/ETM)	630	659,282
5.00%, 7/01/21	1,135	1,187,755
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/24	3,140	3,383,884
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)(b)	1,200	1,200,408

		18,977,960

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California – 2.2%
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	$2,040	$1,999,037
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2010C 5.00%, 5/01/19	450	457,344
State of California Series 2011 5.00%, 10/01/20	5,000	5,285,050
Series 2012 5.00%, 9/01/20	9,305	9,814,356
Series 2014 5.00%, 8/01/22-5/01/25	4,250	4,800,033

		22,355,820

Colorado – 4.7%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/29(a)(b)	1,510	1,588,943
City & County of Denver CO Airport System Revenue Series 2010A 5.00%, 11/15/23	375	394,642
Series 2012A 5.00%, 11/15/24(c)	10,395	11,315,789
Series 2018A 5.00%, 12/01/28-12/01/29	16,555	18,863,935
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2012A 5.00%, 11/15/25	3,000	3,253,770
Denver City & County School District No. 1 Series 2014B 5.00%, 12/01/23(c)	4,730	5,319,642
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/19-12/01/22	5,655	5,932,338
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/20(a)(b)	1,310	1,364,588

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.25%, 7/15/24	$440	$449,887

		48,483,534

Connecticut – 2.7%
City of New Haven CT Series 2018A 5.50%, 8/01/35	1,920	2,082,643
State of Connecticut Series 2013A 5.00%, 10/15/24	5,035	5,478,282
Series 2014A 5.00%, 3/01/28	2,230	2,402,513
Series 2014F 5.00%, 11/15/26	1,275	1,392,007
Series 2015B 5.00%, 6/15/25	4,330	4,794,219
Series 2016A 5.00%, 3/15/32	5,000	5,392,300
Series 2018B 5.00%, 4/15/28	1,440	1,603,958
State of Connecticut (State of Connecticut Clean Water Fund – State Revolving Fund) Series 2013A 5.00%, 3/01/24	4,360	4,840,559

		27,986,481

District of Columbia – 0.9%
Metropolitan Washington Airports Authority Series 2018A 5.00%, 10/01/25-10/01/26	8,565	9,668,489

Florida – 6.6%
Citizens Property Insurance Corp. Series 2012A 5.00%, 6/01/22	7,315	7,963,694
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/20	1,720	1,803,454
City of Jacksonville FL (City of Jacksonville FL Transit Sales Tax) Series 2012A 5.00%, 10/01/23-10/01/26	10,190	11,155,889

16 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	$1,565	$1,682,485
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 6/01/23-6/01/27	18,500	20,603,881
County of Miami-Dade FL Spl Tax Series 2012A 5.00%, 10/01/23	1,500	1,641,900
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	3,775	3,949,179
Series 2013A 5.00%, 7/01/19	2,000	2,039,180
Florida Municipal Power Agency Series 2011B 5.00%, 10/01/23	2,890	3,093,456
Series 2015B 5.00%, 10/01/23	1,500	1,672,365
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/33	4,000	4,394,840
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(b)	1,900	1,926,087
Mid-Bay Bridge Authority Series 2015A 5.00%, 10/01/28	1,000	1,102,350
South Miami Health Facilities Authority (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 8/15/25	4,500	5,113,755

		68,142,515

Georgia – 2.8%
Augusta Development Authority (AU Health System Obligated Group) 5.00%, 7/01/34-7/01/35	9,555	10,307,052
Cherokee County Board of Education Series 2014B 5.00%, 8/01/20	1,000	1,048,940
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	9,370	9,770,942

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2018C 4.00%, 8/01/48	$6,850	$7,163,867

		28,290,801

Illinois – 7.0%
Chicago Board of Education Series 2018A 5.00%, 12/01/27	1,200	1,240,656
Chicago Housing Authority Series 2018A 5.00%, 1/01/34-1/01/38	8,760	9,556,395
Chicago O’Hare International Airport Series 2015B 5.00%, 1/01/29	5,000	5,505,500
Series 2016C 5.00%, 1/01/33	5,000	5,451,500
Series 2017B 5.00%, 1/01/35	1,475	1,612,234
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.25%, 1/01/23	2,500	2,717,525
5.50%, 1/01/25	2,250	2,514,330
Illinois Finance Authority (Ascension Health Credit Group) Series 2016C 5.00%, 2/15/20-2/15/24	6,355	6,694,415
Sangamon County Water Reclamation District Series 2011A 5.00%, 1/01/21	2,170	2,262,051
State of Illinois Series 2006A 5.00%, 6/01/19	1,040	1,053,666
Series 2013 5.00%, 7/01/23	1,670	1,739,606
Series 2013A 5.00%, 4/01/20	4,080	4,186,325
Series 2014 5.00%, 5/01/30	4,180	4,260,381
Series 2017B 5.00%, 12/01/24	5,050	5,256,393
Series 2017D 5.00%, 11/01/21-11/01/24	12,420	12,903,386
Series 2018A 5.00%, 10/01/23	2,785	2,902,973
Series 2018B 5.00%, 10/01/23	1,730	1,803,283

		71,660,619

18 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana – 0.5%
Indiana Municipal Power Agency Series 2011A 5.00%, 1/01/20	$2,860	$2,956,125
5.00%, 1/01/23 (Pre-refunded/ETM)	2,105	2,259,465

		5,215,590

Iowa – 0.2%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/50	2,250	2,389,320

Kentucky – 0.8%
Kentucky Municipal Power Agency NATL Series 2015A 5.00%, 9/01/22-9/01/23	4,875	5,310,371
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/25 (Pre-refunded/ETM)	2,275	2,491,262

		7,801,633

Louisiana – 4.5%
Jefferson Sales Tax District AGM Series 2017B 5.00%, 12/01/34	1,800	2,015,874
State of Louisiana Series 2017B 5.00%, 10/01/31-10/01/32	30,210	34,105,291
State of Louisiana Gasoline & Fuels Tax Revenue Series 2012A 5.00%, 5/01/27 (Pre-refunded/ETM)(a)	2,860	3,122,090
5.00%, 5/01/27	6,225	6,734,329

		45,977,584

Maryland – 3.4%
State of Maryland Series 2014B 5.00%, 8/01/21(c)	26,600	28,596,330
Series 2017B 5.00%, 8/01/24	5,790	6,576,803

		35,173,133

Massachusetts – 4.4%
Commonwealth of Massachusetts AGM Series 2006C 3.579% (CPI + 0.88%), 11/01/19(d)	9,575	9,601,331

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) AGM Series 2005A 3.986% (CPI + 1.67%), 6/01/20(d)	$3,450	$3,503,475
Commonwealth of Massachusetts Transportation Fund Revenue Series 2017A 5.00%, 6/01/30-6/01/31	10,960	12,659,491
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2004B 5.25%, 7/01/21	3,330	3,595,768
Series 2004C 2.307% (CPI + 0.79%), 7/01/20(d)	2,650	2,650,371
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2006 3.33% (CPI + 0.99%), 8/01/22(d)	3,240	3,273,113
Massachusetts Development Finance Agency (Broad Institute, Inc. (The)) Series 2017 5.00%, 4/01/28	1,655	1,924,831
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/23	2,475	2,717,773
Metropolitan Boston Transit Parking Corp. Series 2011 5.00%, 7/01/22-7/01/25	5,025	5,364,620

		45,290,773

Michigan – 2.5%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/21	3,750	3,971,100
Michigan Finance Authority (City of Detroit MI) Series 2016C 5.00%, 4/01/26-4/01/27	2,735	3,058,183

20 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/24	$10,545	$11,845,831
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/31	1,785	1,967,177
University of Michigan Series 2017A 5.00%, 4/01/24	4,000	4,533,680

		25,375,971

Minnesota – 0.1%
Minnesota Higher Education Facilities Authority Series 2010B 5.00%, 10/01/21 (Pre-refunded/ETM)	1,295	1,329,266

Mississippi – 0.4%
Mississippi Development Bank (Mississippi Transportation Commission State Lease) Series 2013 5.00%, 1/01/19	1,500	1,507,350
Mississippi Development Bank (State of Mississippi DOT Lease) Series 2013A 5.00%, 1/01/19	1,000	1,004,900
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 9/01/36	1,500	1,578,270

		4,090,520

Missouri – 0.2%
Lees Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016A 5.00%, 8/15/36	1,675	1,691,013

Montana – 0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/31-2/15/33	3,275	3,589,242

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Nevada – 1.0%
City of Reno NV Series 2013A 5.00%, 6/01/19	$1,000	$1,016,860
Series 2013B 5.00%, 6/01/19	2,210	2,247,261
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) Series 2010D 5.00%, 7/01/21-7/01/22	775	799,503
Las Vegas Valley Water District Series 2015A 5.00%, 6/01/20	1,500	1,566,780
Series 2015B 5.00%, 12/01/20	4,250	4,491,527

		10,121,931

New Jersey – 6.9%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 6/15/29	1,150	1,215,607
Series 2017B 5.00%, 11/01/20	1,000	1,045,420
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/26-10/01/27	3,810	4,144,088
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/29	4,390	4,793,134
Series 2018A 5.00%, 6/15/28-6/15/29	21,670	23,686,185
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2012A 5.00%, 6/15/21	10,000	10,546,400
Series 2014C 5.25%, 6/15/32	2,960	3,158,942
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/23 (Pre-refunded/ETM)(a)	1,600	1,767,200
5.00%, 1/01/23	200	219,982
Series 2014A 5.00%, 1/01/28	4,785	5,335,323

22 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2014C 5.00%, 1/01/23	$1,590	$1,748,857
Series 2017A 5.00%, 1/01/33	7,300	8,131,762
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 6/01/30	4,750	5,232,077

		71,024,977

New York – 12.5%
City of New York NY Series 2011A 5.00%, 8/01/23	4,250	4,546,608
Series 2014J 5.00%, 8/01/21	6,100	6,551,034
Metropolitan Transportation Authority Series 2012C 5.00%, 11/15/24 (Pre-refunded/ETM)	4,065	4,508,898
5.00%, 11/15/25 (Pre-refunded/ETM)	5,000	5,546,000
Series 2012F 5.00%, 11/15/26	3,635	3,942,485
Series 2013A 5.00%, 11/15/26 (Pre-refunded/ETM)	2,300	2,577,610
Series 2013E 5.00%, 11/15/25 (Pre-refunded/ETM)	8,510	9,618,257
New York City Municipal Water Finance Authority Series 2011HH 5.00%, 6/15/26	3,875	4,134,276
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/26	6,830	7,464,780
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011C 5.00%, 3/15/25	3,000	3,186,390
Series 2012A 5.00%, 12/15/22(c)	14,610	16,145,511
Series 2012B 5.00%, 3/15/20	7,900	8,217,264
Series 2014A 5.00%, 2/15/28	6,565	7,303,957
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2011 5.00%, 6/15/25	3,000	3,208,650

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/21	$17,025	$18,164,313
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/19	4,000	4,063,240
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 1/01/27-1/01/29	9,255	10,216,473
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/19	4,360	4,497,078
Series 2013B 5.00%, 11/15/20	4,100	4,337,431

		128,230,255

North Carolina – 1.4%
North Carolina Eastern Municipal Power Agency Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	6,700	7,105,819
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/26	6,710	7,606,456

		14,712,275

Ohio – 2.9%
American Municipal Power, Inc. Series 2016A 5.00%, 2/15/36	5,000	5,414,850
City of Chillicothe/OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/37	3,385	3,606,007
City of Cleveland OH Airport System Revenue AGM Series 2016B 5.00%, 1/01/23-1/01/24	2,585	2,848,449
City of Cleveland OH Income Tax Revenue Series 2017B-1 5.00%, 10/01/27-10/01/30	7,585	8,695,401
Series 2017B-2 5.00%, 10/01/29	1,485	1,698,157
County of Cuyahoga/OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/37	5,600	5,830,832

24 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(a)	$235	$227,950
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(a)	420	407,400
Series 2016B 4.375%, 6/01/33(a)	825	800,250

		29,529,296

Oregon – 0.8%
Deschutes County Hospital Facilities Authority (St Charles Health Systems, Inc.) Series 2016A 4.00%, 1/01/33	1,000	1,007,400
Tri-County Metropolitan Transportation District of Oregon Series 2011A 5.00%, 10/01/25 (Pre-refunded/ETM)	4,605	4,942,638
Series 2018A 5.00%, 10/01/29	1,910	2,182,481

		8,132,519

Pennsylvania – 6.3%
Allegheny County Sanitary Authority AGM Series 2011 5.00%, 6/01/19	2,250	2,287,935
City of Philadelphia PA Series 2017 5.00%, 8/01/28	12,990	14,550,489
City of Philadelphia PA Water & Wastewater Revenue Series 2017A 5.00%, 10/01/32-10/01/33	2,135	2,398,076
Commonwealth of Pennsylvania Series 2017 5.00%, 1/01/25	10,025	11,253,163
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 9/01/34	1,500	1,658,100

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Montgomery County Industrial Development Authority/PA Series 2010 5.00%, 8/01/19 (Pre-refunded/ETM)(a)	$475	$485,645
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.125%, 7/01/25(a)	2,060	2,130,905
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 1/01/19	3,085	3,100,764
Series 2012B 5.00%, 7/01/21	1,350	1,362,447
Pennsylvania Turnpike Commission 5.00%, 12/01/23(e)	4,250	4,578,397
Series 2017B 5.00%, 6/01/34-6/01/36	7,580	8,163,957
School District of Philadelphia (The) Series 2011E 5.25%, 9/01/22	1,800	1,880,712
Series 2016F 5.00%, 9/01/34	5,000	5,409,900
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/23-4/01/26	5,150	5,470,036

		64,730,526

Puerto Rico – 0.1%
Puerto Rico Highway & Transportation Authority AGC Series 2007N 5.25%, 7/01/36	1,035	1,145,331
NATL Series 2007N 5.25%, 7/01/32	180	190,823

		1,336,154

South Carolina – 1.1%
Renewable Water Resources 5.00%, 1/01/24(a)	1,425	1,537,646
5.00%, 1/01/24	1,145	1,235,512
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/34-12/01/36	2,535	2,690,692
Series 2016B 5.00%, 12/01/37	5,040	5,352,732

26 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2016C 5.00%, 12/01/35	$930	$990,999

		11,807,581

Tennessee – 0.4%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/35(a)(b)	1,410	1,309,044
Metropolitan Government of Nashville & Davidson County TN Series 2012 5.00%, 7/01/23 (Pre-refunded/ETM)(a)	455	498,252
5.00%, 7/01/23	1,930	2,115,608

		3,922,904

Texas – 7.0%
Austin Community College District Public Facility Corp. (Austin Community College District) Series 2015 5.00%, 8/01/19	1,000	1,022,490
Birdville Independent School District Series 2015B 5.00%, 2/15/22	3,825	4,151,196
Central Texas Regional Mobility Authority Series 2015B 5.00%, 1/01/45	2,085	2,136,729
City of Corpus Christi TX Utility System Revenue Series 2012 5.00%, 7/15/21	5,675	6,077,187
City of Garland TX Series 2010 5.00%, 2/15/26	500	517,640
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	2,105	2,143,985
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 7/01/29	2,150	2,284,762
City of Houston TX Combined Utility System Revenue Series 2011D 5.00%, 11/15/27 (Pre-refunded/ETM)	2,735	2,956,180
Series 2014C 5.00%, 5/15/24	1,100	1,238,919

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Lubbock TX Series 2013 5.00%, 2/15/19	$1,740	$1,755,051
Conroe Independent School District Series 2011 5.00%, 2/15/24 (Pre-refunded/ETM)	255	264,328
5.00%, 2/15/24-2/15/26	4,955	5,131,613
5.00%, 2/15/26 (Pre-refunded/ETM)	1,030	1,067,677
Harris County-Houston Sports Authority Series 2014A 5.00%, 11/15/21	4,220	4,535,529
New Hope Cultural Education Facilities Finance Corp. (MRC Crestview) Series 2016 5.00%, 11/15/36	1,000	1,035,430
New Hope Cultural Education Facilities Finance Corp. (The Langford at College Station) Series 2016B2 3.00%, 11/15/21(a)	35	34,589
New Hope Cultural Education Facilities Finance Corp. (Westminster Manor) Series 2016 5.00%, 11/01/31	1,000	1,073,630
North Texas Tollway Authority Series 2011D 5.25%, 9/01/26 (Pre-refunded/ETM)(a)	3,625	3,914,239
North Texas Tollway Authority (North Texas Tollway System) Series 2017A 5.00%, 1/01/38	3,000	3,206,400
San Antonio Independent School District/TX Series 2011 5.00%, 8/15/26	1,710	1,814,549
Spring Branch Independent School District Series 2014B 5.00%, 2/01/21	3,485	3,696,888
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2015I 5.25%, 11/15/35(f)	900	752,022

28 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living, Inc.) Series 2017B-3 3.875%, 11/15/22(a)	$1,550	$1,532,594
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health Obligated Group) Series 2018A 5.00%, 7/01/30-7/01/31	13,405	14,937,502
Texas Transportation Commission State Highway Fund Series 2016A 5.00%, 10/01/25	2,865	3,293,575
University of Texas System (The) Series 2010A 5.00%, 8/15/22 (Pre-refunded/ETM)	1,070	1,109,836

		71,684,540

Virginia – 0.6%
Fairfax County Economic Development Authority Series 2011 5.00%, 4/01/25 (Pre-refunded/ETM)	2,000	2,081,200
5.00%, 4/01/26 (Pre-refunded/ETM)	4,000	4,162,400

		6,243,600

Washington – 5.5%
Central Puget Sound Regional Transit Authority Series 2012P 5.00%, 2/01/23-2/01/25	7,815	8,464,046
Chelan County Public Utility District No. 1 Series 2011B 5.50%, 7/01/25	3,305	3,549,140
City of Seattle WA Water System Revenue Series 2017 5.00%, 8/01/23	4,020	4,491,908
City of Tacoma WA Electric System Revenue Series 2013A 5.00%, 1/01/19-1/01/20	2,720	2,768,519
5.00%, 1/01/20 (Pre-refunded/ETM)(a)	1,280	1,321,971
Energy Northwest (Bonneville Power Administration) Series 2012A 5.00%, 7/01/19	4,200	4,284,252
Port of Seattle WA Series 2013 5.00%, 7/01/24	4,820	5,280,455

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Washington Series 2009-2010B 5.00%, 1/01/22	$710	$733,366
Series 2015R 5.00%, 7/01/26	13,325	15,078,303
Series 2017D 5.00%, 2/01/21	9,985	10,603,471

		56,575,431

West Virginia – 3.1%
State of West Virginia Series 2018B 5.00%, 6/01/30-12/01/30	27,530	31,785,074

Wisconsin – 1.6%
Wisconsin Department of Transportation Series 20131 5.00%, 7/01/23-7/01/24	9,520	10,611,013
5.00%, 7/01/24 (Pre-refunded/ETM)(a)	2,480	2,765,150
Wisconsin Public Finance Authority (Maryland Proton Treatment Center LLC) Series 2018A-1 6.25%, 1/01/38(a)(b)	2,550	2,576,291

		15,952,454

Total Municipal Obligations (cost $1,038,422,943)		1,035,668,554

GOVERNMENTS – TREASURIES – 1.5%
United States – 1.5%
U.S. Treasury Notes 2.50%, 5/31/20(c) (cost $14,978,291)	15,000	14,920,313

Total Investments – 102.2% (cost $1,053,401,234)		1,050,588,867
Other assets less liabilities – (2.2)%		(22,141,254)

Net Assets – 100.0%		$1,028,447,613

30 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.42%	USD	69	$(9,564)	$(7,069)	$(2,495)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	598	(82,893)	(79,043)	(3,850)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	708	(98,141)	(71,414)	(26,727)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	38	(5,267)	(3,929)	(1,338)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	1,216	(168,558)	(154,842)	(13,716)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	471	(65,289)	(48,761)	(16,528)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	40	(5,544)	(5,127)	(417)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	231	(32,021)	(30,406)	(1,615)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	614	(85,111)	(60,113)	(24,998)

						$(552,388)	$(460,704)	$(91,684)

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	25,000	9/02/20	1.548%	CPI#	Maturity	$452,407
Bank of America, NA	USD	25,000	2/02/32	2.403%	CPI#	Maturity	(370,537)
Barclays Bank PLC	USD	5,500	6/02/19	2.580%	CPI#	Maturity	(466,183)
Barclays Bank PLC	USD	4,000	6/15/20	2.480%	CPI#	Maturity	(310,015)
Barclays Bank PLC	USD	35,000	7/02/20	2.256%	CPI#	Maturity	(1,537,879)
Barclays Bank PLC	USD	1,500	8/04/20	2.308%	CPI#	Maturity	(80,434)
Barclays Bank PLC	USD	21,528	8/31/20	2.235%	CPI#	Maturity	(98,364)
Barclays Bank PLC	USD	21,528	9/04/20	2.248%	CPI#	Maturity	(98,002)
Barclays Bank PLC	USD	25,256	9/20/20	2.263%	CPI#	Maturity	(111,061)
Barclays Bank PLC	USD	24,320	10/15/20	2.208%	CPI#	Maturity	(66,463)
Barclays Bank PLC	USD	12,934	10/15/20	2.210%	CPI#	Maturity	(35,973)
Barclays Bank PLC	USD	2,000	11/10/20	2.500%	CPI#	Maturity	(143,552)

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	1,000	5/04/21	2.845%	CPI#	Maturity	$(119,973)
Barclays Bank PLC	USD	3,000	5/12/21	2.815%	CPI#	Maturity	(353,131)
Barclays Bank PLC	USD	14,000	4/03/22	2.663%	CPI#	Maturity	(1,416,426)
Barclays Bank PLC	USD	16,700	10/05/22	2.765%	CPI#	Maturity	(1,753,360)
Barclays Bank PLC	USD	25,000	8/07/24	2.573%	CPI#	Maturity	(1,834,698)
Barclays Bank PLC	USD	19,000	5/05/25	2.125%	CPI#	Maturity	(5,433)
Barclays Bank PLC	USD	5,400	3/06/27	2.695%	CPI#	Maturity	(666,605)
Barclays Bank PLC	USD	20,000	6/06/32	2.145%	CPI#	Maturity	441,617
Barclays Bank PLC	USD	14,000	9/01/32	2.128%	CPI#	Maturity	383,077
Barclays Bank PLC	USD	22,000	8/29/33	2.368%	CPI#	Maturity	(208,388)
Citibank, NA	USD	17,690	10/17/20	2.220%	CPI#	Maturity	(50,292)
Citibank, NA	USD	15,600	12/14/20	1.548%	CPI#	Maturity	398,660
Citibank, NA	USD	35,000	7/03/21	2.283%	CPI#	Maturity	(161,117)
Citibank, NA	USD	9,000	6/29/22	2.398%	CPI#	Maturity	(663,894)
Citibank, NA	USD	5,400	7/19/22	2.400%	CPI#	Maturity	(386,934)
Citibank, NA	USD	4,000	8/10/22	2.550%	CPI#	Maturity	(342,811)
Citibank, NA	USD	15,500	12/07/22	2.748%	CPI#	Maturity	(1,685,368)
Citibank, NA	USD	47,000	5/24/23	2.533%	CPI#	Maturity	(3,735,795)
Citibank, NA	USD	30,000	10/29/23	2.524%	CPI#	Maturity	(2,138,210)
Citibank, NA	USD	30,000	9/19/24	2.070%	CPI#	Maturity	444,233
Citibank, NA	USD	25,000	7/03/25	2.351%	CPI#	Maturity	(234,227)
Citibank, NA	USD	15,800	2/08/28	2.940%	CPI#	Maturity	(2,467,805)
Deutsche Bank AG	USD	11,000	6/20/21	2.655%	CPI#	Maturity	(1,143,537)
Deutsche Bank AG	USD	9,800	9/07/21	2.400%	CPI#	Maturity	(729,591)
Deutsche Bank AG	USD	25,000	9/02/25	1.880%	CPI#	Maturity	498,581
JPMorgan Chase Bank, NA	USD	1,000	7/29/20	2.305%	CPI#	Maturity	(53,834)
JPMorgan Chase Bank, NA	USD	22,064	8/30/20	2.210%	CPI#	Maturity	(88,961)
JPMorgan Chase Bank, NA	USD	19,000	8/17/22	2.523%	CPI#	Maturity	(1,553,112)
JPMorgan Chase Bank, NA	USD	1,400	6/30/26	2.890%	CPI#	Maturity	(230,837)
JPMorgan Chase Bank, NA	USD	3,300	7/21/26	2.935%	CPI#	Maturity	(575,350)
JPMorgan Chase Bank, NA	USD	2,400	10/03/26	2.485%	CPI#	Maturity	(221,805)
JPMorgan Chase Bank, NA	USD	5,400	11/14/26	2.488%	CPI#	Maturity	(504,804)
JPMorgan Chase Bank, NA	USD	4,850	12/23/26	2.484%	CPI#	Maturity	(438,961)
JPMorgan Chase Bank, NA	USD	13,000	3/01/27	2.279%	CPI#	Maturity	(64,752)
JPMorgan Chase Bank, NA	USD	21,350	2/20/28	2.899%	CPI#	Maturity	(3,166,139)
JPMorgan Chase Bank, NA	USD	12,000	3/26/28	2.880%	CPI#	Maturity	(1,719,875)
JPMorgan Chase Bank, NA	USD	10,000	7/03/28	2.356%	CPI#	Maturity	(90,711)

32 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	18,000	4/17/30	2.378%	CPI#	Maturity	$(222,046)
JPMorgan Chase Bank, NA	USD	24,000	11/17/32	2.183%	CPI#	Maturity	444,956
Morgan Stanley Capital Services LLC	USD	2,000	10/14/20	2.370%	CPI#	Maturity	(114,116)
Morgan Stanley Capital Services LLC	USD	13,000	5/23/21	2.680%	CPI#	Maturity	(1,342,853)
Morgan Stanley Capital Services LLC	USD	10,000	4/16/23	2.690%	CPI#	Maturity	(966,033)
Morgan Stanley Capital Services LLC	USD	5,000	8/15/26	2.885%	CPI#	Maturity	(821,213)

							$(32,527,929)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the aggregate market value of these securities amounted to $9,965,361 or 1.0% of net assets.

(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2018.

(e)	When-Issued or delayed delivery security.

(f)	Illiquid security.

As of October 31, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.9% and 0.1%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

COP – Certificate of Participation

CPI – Consumer Price Index

DOT – Department of Transportation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 33

STATEMENT OF ASSETS & LIABILITIES

October 31, 2018

Assets
Investments in securities, at value (cost $1,053,401,234)	$1,050,588,867
Cash	1,604,568
Interest receivable	13,403,197
Receivable for capital stock sold	4,495,882
Unrealized appreciation on inflation swaps	3,063,531
Affiliated dividends receivable	35,993

Total assets	1,073,192,038

Liabilities
Unrealized depreciation on inflation swaps	35,591,460
Payable for investment securities purchased	5,761,877
Payable for capital stock redeemed	2,178,405
Market value on credit default swaps (net premiums received $460,704)	552,388
Advisory fee payable	344,324
Distribution fee payable	66,923
Administrative fee payable	25,215
Transfer Agent fee payable	11,271
Directors’ fees payable	2,071
Accrued expenses	210,491

Total liabilities	44,744,425

Net Assets	$1,028,447,613

Composition of Net Assets
Capital stock, at par	$102,861
Additional paid-in capital	1,076,614,968
Accumulated loss	(48,270,216)

$1,028,447,613

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$75,127,025	7,494,404	$10.02	*

C	$10,680,858	1,067,361	$10.01

Advisor	$226,144,651	22,545,769	$10.03

1	$485,386,091	48,619,116	$9.98

2	$231,108,988	23,134,312	$9.99

*	The maximum offering price per share for Class A shares was $10.33 which reflects a sales charge of 3.00%.

See notes to financial statements.

34 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income
Interest	$27,516,626
Dividends—Affiliated issuers	142,976
Other income	1,564	$27,661,166

Expenses
Advisory fee (see Note B)	4,816,432
Distribution fee—Class A	172,633
Distribution fee—Class C	116,965
Distribution fee—Class 1	454,568
Transfer agency—Class A	30,420
Transfer agency—Class C	5,277
Transfer agency—Advisor Class	93,180
Transfer agency—Class 1	23,570
Transfer agency—Class 2	11,260
Custodian	193,428
Registration fees	125,011
Audit and tax	85,269
Administrative	73,722
Legal	53,185
Printing	47,733
Directors’ fees	25,437
Miscellaneous	37,437

Total expenses	6,365,527
Less: expenses waived and reimbursed by the Adviser (see Note B)	(812,786)

Net expenses		5,552,741

Net investment income		22,108,425

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(1,419,859)
Swaps		(2,946,136)
Net change in unrealized appreciation/depreciation of:
Investments		(31,240,696)
Swaps		10,244,754

Net loss on investment transactions		(25,361,937)

Net Decrease in Net Assets from Operations		$(3,253,512)

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 35

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Year Ended October 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$22,108,425	$17,074,726
Net realized loss on investment transactions	(4,365,995)	(2,767,495)
Net change in unrealized appreciation/depreciation of investments	(20,995,942)	2,734,873

Net increase (decrease) in net assets from operations	(3,253,512)	17,042,104
Distributions to Shareholders
Class A	(1,468,127)	(1,019,585)
Class C	(160,562)	(135,480)
Advisor Class	(5,042,775)	(3,944,867)
Class 1	(10,641,296)	(7,492,362)
Class 2	(5,309,014)	(4,032,613)
Capital Stock Transactions
Net increase	145,553,515	204,460,858

Total increase	119,678,229	204,878,055
Net Assets
Beginning of period	908,769,384	703,891,329

End of period	$1,028,447,613	$908,769,384

See notes to financial statements.

36 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Municipal Bond Inflation Strategy (the “Fund”), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class B, Class R, Class K, Class I and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Class 1 shares are sold without an initial or contingent deferred sales charge, but are subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 37

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

38 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 39

NOTES TO FINANCIAL STATEMENTS (continued)

features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2018:

Investments in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,007,083,399	$28,585,155		$1,035,668,554
Governments – Treasuries		– 0	–	14,920,313	– 0	–	14,920,313

Total Investments in Securities		– 0	–	1,022,003,712	28,585,155		1,050,588,867
Other Financial Instruments(a):
Assets:
Inflation (CPI) Swaps		– 0	–	3,063,531	– 0	–	3,063,531
Liabilities:
Credit Default Swaps		– 0	–	(552,388)	– 0	–	(552,388)
Inflation (CPI) Swaps		– 0	–	(35,591,460)	– 0	–	(35,591,460)

Total(b)	$	– 0	–	$988,923,395	$28,585,155		$1,017,508,550

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

40 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/17	$19,128,058		$19,128,058
Accrued discounts/(premiums)	(293,872)		(293,872)
Realized gain (loss)	36,813		36,813
Change in unrealized appreciation/depreciation	(568,613)		(568,613)
Purchases	7,929,371		7,929,371
Sales	(1,797,590)		(1,797,590)
Transfers in to Level 3	4,150,988		4,150,988	(a)
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 10/31/18	$28,585,155		$28,585,155

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18(b)	$(556,435)		$(556,435)

(a)	There were de minimis transfers under 1% of net assets during the reporting period.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of October 31, 2018, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings,

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NOTES TO FINANCIAL STATEMENTS (continued)

review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. Effective January 30, 2015, the Expense Cap for the Class A shares was reduced from .80% to .75% of the daily average net assets. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2019 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2018, such reimbursements/waivers amounted to $797,968.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

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In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the November 14, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2018, the reimbursement for such services amounted to $73,722.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $62,473 for the year ended October 31, 2018.

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AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $35 from the sale of Class A shares and received $11,116 and $4,133 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2018, such waiver amounted to $14,818.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2018 is as follows:

Fund	Market Value 10/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/18 (000)			Dividend Income (000)
Government Money Market Portfolio	$11,054	$264,908	$275,962	$	– 0	–	$143

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $404,348 and $1,638,377

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NOTES TO FINANCIAL STATEMENTS (continued)

for Class C and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$315,562,748	$105,730,186
U.S. government securities	19,967,188	43,223,340

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,053,401,234

Gross unrealized appreciation	$12,170,367
Gross unrealized depreciation	(47,510,663)

Net unrealized depreciation	$(35,340,296)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

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Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2018, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap.

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During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of October 31, 2018, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2018, the Fund held credit default swaps for non-hedging purposes.

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The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended October 31, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on inflation swaps	$3,063,531	Unrealized depreciation on inflation swaps	$35,591,460

Credit contracts			Market value on credit default swaps	552,388

Total		$3,063,531		$36,143,848

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(3,244,324)	$10,336,438

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	298,188	(91,684)

Total		$(2,946,136)	$10,244,754

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2018:

Inflation Swaps:
Average notional amount	$673,193,538
Credit Default Swaps:
Average notional amount of sale contracts	$3,435,333

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*		Net Amount of Derivatives Assets
Bank of America, NA	$452,407	$(370,537)	$	– 0	–	$(81,870)		$	– 0	–
Barclays Bank PLC	824,694	(824,694)		– 0	–	– 0	–		– 0	–
Citibank, NA	842,893	(842,893)		– 0	–	– 0	–		– 0	–
Deutsche Bank AG	498,581	(498,581)		– 0	–	– 0	–		– 0	–
JPMorgan Chase Bank, NA	444,956	(444,956)		– 0	–	– 0	–		– 0	–

Total	$3,063,531	$(2,981,661)	$	– 0	–	$(81,870)			$0	^

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Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Bank of America, NA	$370,537	$(370,537)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	9,305,940	(824,694)			– 0	–		(8,481,246)			– 0	–
Citibank, NA	11,866,453	(842,893)			– 0	–		(11,023,560)			– 0	–
Citigroup Global Markets, Inc.	92,457	– 0	–		– 0	–		– 0	–		92,457
Credit Suisse International	342,799	– 0	–		– 0	–		(326,556)			16,243
Deutsche Bank AG	1,873,128	(498,581)			– 0	–		(942,168)			432,379
Goldman Sachs International	117,132	– 0	–		– 0	–		– 0	–		117,132
JPMorgan Chase Bank, NA	8,931,187	(444,956)			– 0	–		(8,181,305)			304,926
Morgan Stanley Capital Services LLC	3,244,215	– 0	–		– 0	–		(3,165,394)			78,821

Total	$36,143,848	$(2,981,661)		$	– 0	–		$(32,120,229)			$1,041,958	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Class A
Shares sold	3,546,849	3,860,338	$36,220,307	$39,389,359

Shares issued in reinvestment of dividends	105,427	68,587	1,076,579	702,584

Shares converted from Class C	3,304	18,459	33,609	189,571

Shares redeemed	(1,827,174)	(1,910,262)	(18,606,245)	(19,554,001)

Net increase	1,828,406	2,037,122	$18,724,250	$20,727,513

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	Shares		Amount
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Class C
Shares sold	244,709	482,829	$2,490,307	$4,914,367

Shares issued in reinvestment of dividends	11,513	9,794	117,437	100,174

Shares converted to Class A	(3,309)	(18,496)	(33,609)	(189,571)

Shares redeemed	(422,304)	(289,370)	(4,302,036)	(2,958,533)

Net increase (decrease)	(169,391)	184,757	$(1,727,901)	$1,866,437

Advisor Class
Shares sold	10,492,451	12,317,124	$107,067,984	$125,893,746

Shares issued in reinvestment of dividends	341,322	272,759	3,487,216	2,795,556

Shares redeemed	(7,688,911)	(7,978,907)	(78,417,257)	(81,741,861)

Net increase	3,144,862	4,610,976	$32,137,943	$46,947,441

Class 1
Shares sold	13,032,916	13,846,820	$132,399,166	$141,531,447

Shares issued in reinvestment of dividends	841,883	581,371	8,565,451	5,936,458

Shares redeemed	(6,661,275)	(5,516,471)	(67,633,874)	(56,316,601)

Net increase	7,213,524	8,911,720	$73,330,743	$91,151,304

Class 2
Shares sold	4,141,669	5,861,015	$42,068,510	$59,930,076

Shares issued in reinvestment of dividends	391,427	301,058	3,983,832	3,075,422

Shares redeemed	(2,257,711)	(1,881,524)	(22,963,862)	(19,237,335)

Net increase	2,275,385	4,280,549	$23,088,480	$43,768,163

NOTE F

Risks Involved in Investing in the Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments

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in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate

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losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are

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included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2018.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$619,937	$719,132

Total taxable distributions	619,937	719,132
Tax-exempt distributions	22,001,837	15,905,775

Total distributions paid	$22,621,774	$16,624,907

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(12,929,920	)(a)
Unrealized appreciation/(depreciation)	(35,340,296	)(b)

Total accumulated earnings/(deficit)	$(48,270,216)

(a)	As of October 31, 2018, the Fund had a net capital loss carryforward of $12,929,920.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Fund had a net short-term capital loss carryforward of $1,296,110 and a net long-term capital loss carryforward of $11,633,810, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to a dividend overdistribution resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 55

NOTES TO FINANCIAL STATEMENTS (continued)

such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules simplifies certain disclosure requirements on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

56 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.28	$ 10.29	$ 10.14	$ 10.48	$ 10.35

Income From Investment Operations
Net investment income(a)(b)	.22	.19	.18	.15	.13
Net realized and unrealized gain (loss) on investment transactions	(.26)	(.01)	.16	(.34)	.12

Net increase (decrease) in net asset value from operations	(.04)	.18	.34	(.19)	.25

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.19)	(.19)	(.15)	(.12)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)

Total dividends and distributions	(.22)	(.19)	(.19)	(.15)	(.12)

Net asset value, end of period	$ 10.02	$ 10.28	$ 10.29	$ 10.14	$ 10.48

Total Return
Total investment return based on net asset value(d)	(.42)%	1.75%	3.38%	(1.83)%	2.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$75,127	$58,270	$37,345	$41,122	$60,016
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.75%	.75%	.76%	.80%
Expenses, before waivers/reimbursements	.86%	.86%	.86%	.87%	.90%
Net investment income(b)	2.13%	1.90%	1.78%	1.49%	1.24%
Portfolio turnover rate	15%	9%	9%	17%	18%

See footnote summary on page 62.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 57

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.26	$ 10.27	$ 10.12	$ 10.46	$ 10.33

Income From Investment Operations
Net investment income(a)(b)	.14	.12	.10	.08	.06
Net realized and unrealized gain (loss) on investment transactions	(.25)	(.02)	.16	(.35)	.12

Net increase (decrease) in net asset value from operations	(.11)	.10	.26	(.27)	.18

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.11)	(.11)	(.07)	(.05)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)

Total dividends and distributions	(.14)	(.11)	(.11)	(.07)	(.05)

Net asset value, end of period	$ 10.01	$ 10.26	$ 10.27	$ 10.12	$ 10.46

Total Return
Total investment return based on net asset value(d)	(1.09)%	.99%	2.61%	(2.56)%	1.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,681	$12,693	$10,805	$13,154	$20,873
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, before waivers/reimbursements	1.61%	1.61%	1.61%	1.61%	1.60%
Net investment income(b)	1.37%	1.15%	1.03%	.75%	.54%
Portfolio turnover rate	15%	9%	9%	17%	18%

See footnote summary on page 62.

58 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.29	$ 10.30	$ 10.14	$ 10.48	$ 10.35

Income From Investment Operations
Net investment income(a)(b)	.24	.22	.21	.18	.16
Net realized and unrealized gain (loss) on investment transactions	(.26)	(.02)	.17	(.34)	.12

Net increase (decrease) in net asset value from operations	(.02)	.20	.38	(.16)	.28

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.21)	(.22)	(.18)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)

Total dividends and distributions	(.24)	(.21)	(.22)	(.18)	(.15)

Net asset value, end of period	$ 10.03	$ 10.29	$ 10.30	$ 10.14	$ 10.48

Total Return
Total investment return based on net asset value(d)	(.17)%	2.00%	3.74%	(1.56)%	2.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$226,145	$199,635	$152,275	$171,789	$185,106
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Expenses, before waivers/reimbursements	.61%	.61%	.61%	.61%	.60%
Net investment income(b)	2.37%	2.15%	2.03%	1.76%	1.55%
Portfolio turnover rate	15%	9%	9%	17%	18%

See footnote summary on page 62.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 59

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.25	$ 10.26	$ 10.11	$ 10.45	$ 10.33

Income From Investment Operations
Net investment income(a)(b)	.23	.21	.20	.17	.15
Net realized and unrealized gain (loss) on investment transactions	(.26)	(.01)	.16	(.34)	.12

Net increase (decrease) in net asset value from operations	(.03)	.20	.36	(.17)	.27

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.21)	(.21)	(.17)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)

Total dividends and distributions	(.24)	(.21)	(.21)	(.17)	(.15)

Net asset value, end of period	$ 9.98	$ 10.25	$ 10.26	$ 10.11	$ 10.45

Total Return
Total investment return based on net asset value(d)	(.32)%	1.94%	3.58%	(1.62)%	2.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$485,386	$424,291	$333,311	$386,448	$408,307
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60%	.60%	.60%	.60%	.60%
Expenses, before waivers/reimbursements	.67%	.67%	.68%	.67%	.66%
Net investment income(b)	2.27%	2.05%	1.93%	1.66%	1.44%
Portfolio turnover rate	15%	9%	9%	17%	18%

See footnote summary on page 62.

60 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.25	$ 10.26	$ 10.12	$ 10.46	$ 10.33

Income From Investment Operations
Net investment income(a)(b)	.24	.22	.21	.18	.16
Net realized and unrealized gain (loss) on investment transactions	(.25)	(.01)	.15	(.34)	.13

Net increase (decrease) in net asset value from operations	(.01)	.21	.36	(.16)	.29

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.22)	(.22)	(.18)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)

Total dividends and distributions	(.25)	(.22)	(.22)	(.18)	(.16)

Net asset value, end of period	$ 9.99	$ 10.25	$ 10.26	$ 10.12	$ 10.46

Total Return
Total investment return based on net asset value(d)	(.12)%	2.04%	3.58%	(1.52)%	2.79%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$231,109	$213,880	$170,155	$176,066	$185,904
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Expenses, before waivers/reimbursements	.57%	.57%	.58%	.57%	.56%
Net investment income(b)	2.37%	2.14%	2.03%	1.76%	1.54%
Portfolio turnover rate.	15%	9%	9%	17%	18%

See footnote summary on page 62.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 61

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

62 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Municipal Bond Inflation Strategy:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Municipal Bond Inflation Strategy (the “Fund”), (one of the funds constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Bond Fund, Inc.) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 63

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 28, 2018

64 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Robert (“Guy”) B. Davidson III(2), Vice President Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Davidson III, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 65

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	95	None

66 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS
Marshall C. Turner, Jr.,## Chairman of the Board 77 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 67

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
William H. Foulk, Jr.,##,^ 86 (1998)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Nancy P. Jacklin,## 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 69

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Garry L. Moody,## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	95	None

Earl D. Weiner,## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 71

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund as defined in the “40 Act,” due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Mr. Foulk is expected to retire on or about December 31, 2018.

72 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Robert “Guy” B. Davidson III 57	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Terrance T. Hults 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Matthew J. Norton 35	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2013.

Andrew D. Potter 33	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2013.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2013.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser,** with which he has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS,** with which she has been associated since prior to 2013.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Bond Fund, Inc. in respect of AB Municipal Bond Inflation Strategy (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds,

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actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources

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it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of

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the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by

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other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional,

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offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific

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services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Bond Inflation Strategy (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement

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with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors

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also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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AB MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MBIS-0151-1018

OCT    10.31.18

ANNUAL REPORT

AB TAX-AWARE FIXED INCOME PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Tax-Aware Fixed Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 1

ANNUAL REPORT

December 19, 2018

This report provides management’s discussion of fund performance for AB Tax-Aware Fixed Income Portfolio for the annual reporting period ended October 31, 2018.

The investment objective of the Fund is to seek to maximize after-tax return and income.

NAV RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	6 Months	12 Months
AB TAX-AWARE FIXED INCOME PORTFOLIO
Class A Shares	0.34%	-0.55%
Class C Shares	-0.04%	-1.29%
Advisor Class Shares[1]	0.47%	-0.30%
Bloomberg Barclays Municipal Bond Index	0.46%	-0.51%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended October 31, 2018.

During both periods, all share classes except Advisor Class underperformed the benchmark, before sales charges. Yield-curve positioning in seven- to 10-year duration municipals detracted, relative to the benchmark. Exposure to Treasuries and consumer price index (“CPI”) swaps detracted, as did security selection within the public higher education sector. Sector selection in the taxable municipal sector and security selection within miscellaneous revenue contributed. For the 12-month period, yield-curve positioning in over 10-year duration municipals contributed, as did security selection within the state general obligation bond sector. For the six-month period, yield-curve positioning in five- to six-year duration municipals contributed, as did an overweight to senior living.

The Fund utilized derivatives in the form of CPI swaps for hedging purposes and interest rate swaps and credit default swaps for investment purposes, which had no material impact on absolute returns during either period.

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MARKET REVIEW AND INVESTMENT STRATEGY

Economic growth and inflation expectations continued to rise throughout the 12-month period. Forty-six states realized positive growth during the third quarter, while state and local tax collections were at all-time highs. The US Federal Reserve increased its federal funds target rate to 2.00%-2.25% at the end of September, the third rate increase in 2018. Performance of municipal issues was mixed during the 12-month period, reaching historically expensive valuations versus US Treasuries in July. However, municipals retreated to more normal levels versus US Treasuries toward the end of the reporting period.

The Fund’s Senior Investment Management Team (the “Team”) maintained the Fund’s underweight to the longest maturity municipal bonds and a modest overweight to municipal credit, finding these positions attractive given the current strength of the US economy. The Team continues to seek investments in attractive after-tax returns such as municipal and taxable fixed income and selective below investment-grade bonds. The Team seeks to manage interest-rate exposure by focusing on lower-rated municipal and corporate bonds.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 1.24% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund also invests, under normal circumstances, at least 65% of its total assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. The income earned and distributed to

(continued on next page)

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shareholders on non-municipal securities would not be exempt from federal income tax. The Fund may invest in fixed-income securities rated below investment-grade (commonly known as “junk bonds”), although such securities are not expected to be the Fund’s primary focus.

The Adviser selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes). As the objective is to increase the after-tax return of the Fund, an investor in the Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund’s trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. The Fund may invest in fixed-income securities of any maturity from short- to long-term.

The Fund may also invest in forward commitments, zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities.

The Fund may use derivatives, such as swaps, options, futures contracts and forwards, to achieve its investment strategies. For example, the Fund may enter into tender option bonds and credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments, negative performance of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting

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DISCLOSURES AND RISKS (continued)

the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Fund may invest in the municipal securities of Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by many Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Several Puerto Rico issuers are in default on principal and interest payments. These defaults cast doubts on the ability of Puerto Rico and its government agencies to make future payments. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk: From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest-rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

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DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These and other risks are more fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this

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DISCLOSURES AND RISKS (continued)

report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns and the Fund’s returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/11/20131 TO 10/31/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Aware Fixed Income Portfolio Class A shares (from 12/11/20131 to 10/31/2018) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 3.00% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/11/2013.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-0.55%	-3.50%
Since Inception[1]	2.90%	2.26%
CLASS C SHARES
1 Year	-1.29%	-2.26%
Since Inception[1]	2.15%	2.15%
ADVISOR CLASS SHARES[2]
1 Year	-0.30%	-0.30%
Since Inception[1]	3.17%	3.17%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.40%, 2.18% and 1.15% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2019 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/11/2013.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-2.48%
Since Inception[1]	2.49%
CLASS C SHARES
1 Year	-1.23%
Since Inception[1]	2.39%
ADVISOR CLASS SHARES[2]
1 Year	0.66%
Since Inception[1]	3.41%

1	Inception date: 12/11/2013.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,003.40	$3.79	0.75%
Hypothetical**	$1,000	$1,021.42	$3.82	0.75%
Class C
Actual	$1,000	$999.60	$7.56	1.50%
Hypothetical**	$1,000	$1,017.64	$7.63	1.50%
Advisor Class
Actual	$1,000	$1,004.70	$2.53	0.50%
Hypothetical**	$1,000	$1,022.68	$2.55	0.50%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $63.9

1

All data are as of October 31, 2018. The Fund’s quality rating and state breakdowns are expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by US Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 1.6% in 19 different states.

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PORTFOLIO OF INVESTMENTS

October 31, 2018

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 91.5%
Long-Term Municipal Bonds – 90.6%
Alabama – 1.4%
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	$110	$124,197
Water Works Board of the City of Birmingham (The) Series 2016B 5.00%, 1/01/33	680	762,110

		886,307

Arizona – 3.7%
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Lease) 5.00%, 7/01/48(a)	2,000	2,169,560
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona) Series 2014 5.00%, 7/01/44	100	102,923
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	100	113,398

		2,385,881

California – 3.9%
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/37	175	188,487
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/38	850	948,727
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(b)	250	257,398
California Statewide Communities Development Authority (Loma Linda University Medical Center Obligated Group) Series 2018A 5.50%, 12/01/58(b)	250	262,325
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 6/01/47(c)	885	861,725

		2,518,662

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado – 0.6%
Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	$170	$178,733
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 9/01/30	200	219,478

		398,211

Connecticut – 2.9%
City of New Haven CT Series 2018A 5.50%, 8/01/38	615	660,541
State of Connecticut Series 2015F 5.00%, 11/15/26	1,000	1,105,290
Series 2018A 3.75%, 9/15/20	100	100,297

		1,866,128

District of Columbia – 0.2%
District of Columbia (Friendship Public Charter School, Inc.) Series 2016A 5.00%, 6/01/41	100	104,880

Florida – 9.3%
Bexley Community Development District Series 2016 4.875%, 5/01/47(c)	100	96,931
Brevard County School District COP Series 2015B 5.00%, 7/01/25	290	330,609
Citizens Property Insurance Corp. Series 2015A 5.00%, 6/01/20-6/01/22	560	591,492
City of Gainesville FL Utilities System Revenue Series 2017A 5.00%, 10/01/28	2,250	2,614,905
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 6/01/28	780	865,628
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/31	265	288,537

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Broward Hospital District Series 2017B 5.00%, 1/01/37-1/01/48	$270	$281,334
Orange County Convention Center/Orlando Series 2015 5.00%, 10/01/21	435	468,930
School District of Broward County/FL Series 2015 5.00%, 7/01/25	365	418,268

		5,956,634

Georgia – 1.8%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2012A 5.00%, 1/01/31	310	332,543
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	760	792,521

		1,125,064

Illinois – 8.8%
Chicago Board of Education Series 2012A 5.00%, 12/01/42	240	236,030
Chicago O’Hare International Airport Series 2015C 5.00%, 1/01/34	335	360,896
Series 2017B 5.00%, 1/01/35	725	792,454
City of Chicago IL Series 2015A 5.00%, 1/01/19	100	100,318
Illinois Finance Authority (Park Place of Elmhurst) Series 2016A 6.33%, 5/15/48(c)	85	77,608
Series 2016C 2.00%, 5/15/55(c)(d)(e)(f)	15	746
Illinois Finance Authority (Plymouth Place, Inc.) Series 2015 5.25%, 5/15/50	100	101,322
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/35	250	265,478

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/22	$465	$500,721
Metropolitan Pier & Exposition Authority (Metropolitan Pier & Exposition Authority Lease) Series 2015B 5.00%, 12/15/45	600	618,072
State of Illinois Series 2012 5.00%, 3/01/31	100	101,710
Series 2013 5.50%, 7/01/25	270	289,435
Series 2014 5.00%, 5/01/35	130	131,494
Series 2016 5.00%, 2/01/24	375	389,689
Series 2017D 5.00%, 11/01/28	625	643,712
Series 2018A 5.00%, 10/01/27	1,000	1,037,830

		5,647,515

Indiana – 0.7%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.50%, 8/15/40	160	165,851
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/30	190	200,524
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/40	100	104,992

		471,367

Iowa – 0.5%
Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018A 5.00%, 5/15/48	325	332,013

Kentucky – 1.5%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/37	175	184,135

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42(c)	$65	$66,835
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/37	425	438,749
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/33	225	244,579

		934,298

Louisiana – 1.7%
City of New Orleans LA Water Revenue Series 2014 5.00%, 12/01/34	100	108,892
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/36	675	730,957
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 7/01/23(c)(d)(g)	250	2
New Orleans Aviation Board Series 2017B 5.00%, 1/01/43	215	228,453

		1,068,304

Maine – 0.4%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 1/01/25(b)	100	105,533
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 7/01/32	165	180,053

		285,586

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland – 0.5%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 9/01/34	$120	$130,685
City of Baltimore MD (East Baltimore Research Park Project) Series 2017A 5.00%, 9/01/38(c)	150	156,517

		287,202

Massachusetts – 1.7%
Massachusetts Development Finance Agency (Merrimack College) Series 2014 5.125%, 7/01/44	620	652,110
Massachusetts Development Finance Agency (Zero Waste Solutions) Series 2017 8.00%, 12/01/22(b)(c)	325	271,030
Series 2017A 7.75%, 12/01/44(b)(c)	140	132,817

		1,055,957

Michigan – 2.9%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/22	115	124,499
Great Lakes Water Authority Sewage Disposal System Revenue Series 2016B 5.00%, 7/01/33	1,000	1,114,240
Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/21	325	327,570
Michigan Finance Authority (Trinity Health Corp. Obligated Group) Series 2015 5.00%, 12/01/32	235	252,409

		1,818,718

20 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Minnesota – 0.3%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2015A 5.00%, 11/15/33	$200	$220,926

Nebraska – 0.2%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/42	100	107,445

Nevada – 2.2%
Clark County School District Series 2017C 5.00%, 6/15/36	1,300	1,380,301

New Hampshire – 0.2%
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	115	121,177

New Jersey – 4.8%
New Jersey Economic Development Authority Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)(c)	30	31,131
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 3/01/20	260	268,169
Series 2014P 5.00%, 6/15/29	200	211,410
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	85	91,084
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 7/01/36	280	306,107
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/29	550	600,507

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011B 5.00%, 6/15/20	$240	$249,031
Series 2018A 5.00%, 12/15/35	340	358,204
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/32 (Pre-refunded/ETM)	315	345,760
Series 2017B 5.00%, 1/01/32	540	609,784

		3,071,187

New York – 9.4%
City of New York NY Series 2013J 5.00%, 8/01/21	340	365,140
Metropolitan Transportation Authority Series 2013A 5.00%, 11/15/29 (Pre-refunded/ETM)	315	353,020
Series 2018C 5.00%, 9/01/20	1,825	1,911,231
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 7/15/32	865	986,204
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/34(b)	200	215,452
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014A 5.00%, 2/15/28	425	472,838
Series 2017B 5.00%, 2/15/29	1,040	1,201,294
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/26	365	396,295
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 9/15/37(c)	120	111,011

		6,012,485

22 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Carolina – 0.9%
North Carolina Turnpike Authority Series 2017 5.00%, 1/01/32	$500	$550,970

Ohio – 3.5%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	235	228,183
City of Akron /OH (City of Akron /OH Income Tax) Series 2012A 5.00%, 12/01/31	445	481,121
City of Chillicothe /OH (Adena Health System Obligated Group) 5.00%, 12/01/47	175	183,318
County of Cuyahoga /OH (County of Cuyahoga /OH Lease) Series 2014 5.00%, 12/01/28	365	398,324
County of Cuyahoga /OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/42	205	211,439
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 20151 7.00%, 1/15/40(c)	100	102,506
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) 5.625%, 6/01/19(c)(d)(f)	100	97,000
Series 2009D 4.25%, 8/01/29(c)	145	140,650
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(c)	100	97,000
Ohio Air Quality Development Authority (Pratt Paper /OH, Inc.) Series 2017 4.25%, 1/15/38(b)(c)	185	181,653
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(c)	140	135,800

		2,256,994

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 9.8%
Beaver County Industrial Development Authority (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 1/01/35(c)	$130	$126,100
City of Philadelphia PA Series 2017 5.00%, 8/01/31	1,000	1,106,570
Commonwealth of Pennsylvania Series 2017 5.00%, 1/01/26	2,000	2,262,940
Delaware River Joint Toll Bridge Commission Series 2017 5.00%, 7/01/33	1,500	1,696,770
Montour School District AGM Series 2015B 5.00%, 4/01/35	450	494,892
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.75%, 7/01/35(c)	100	104,026
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/38	100	104,922
Pennsylvania Turnpike Commission Series 2017B 5.00%, 6/01/36	200	214,248
Philadelphia Authority for Industrial Development (Evangelical Services for the Aging Obligated Group) Series 2017A 5.00%, 7/01/37	150	152,628

		6,263,096

Puerto Rico – 3.3%
Commonwealth of Puerto Rico Series 2012A 5.125%, 7/01/37(d)(f)	145	84,825
5.50%, 7/01/39(d)(f)	180	105,300
5.75%, 7/01/28(d)(f)	100	58,500
Series 2014A 8.00%, 7/01/35(d)(f)	415	244,850

24 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Government Development Bank for Puerto Rico (Government Development Bank for Puerto Rico Lease) Series 2011H 5.00%, 8/01/23(d)(f)	$300	$145,875
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008A 6.125%, 7/01/24	55	52,663
Series 2012A 5.00%, 7/01/33	80	73,800
5.125%, 7/01/37	25	23,125
5.25%, 7/01/29-7/01/42	180	166,700
5.50%, 7/01/28	75	69,938
5.75%, 7/01/37	50	46,875
6.00%, 7/01/47	50	46,750
Puerto Rico Electric Power Authority Series 2007T 5.00%, 7/01/37(d)(f)	45	28,575
Series 2010C 5.00%, 7/01/21(d)(f)	25	15,875
Series 2010DDD 5.75%, 7/01/28(d)(f)	15	9,525
Series 2012A 5.00%, 7/01/42(d)(f)	130	82,550
Puerto Rico Highway & Transportation Authority AGC Series 2007N 5.25%, 7/01/36	110	121,726
NATL Series 2007N 5.25%, 7/01/32	100	106,013
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	390	379,762
Puerto Rico Sales Tax Financing Corp. 5.25%, 8/02/57(d)(f)	215	175,762
Series 2011C 5.00%, 8/01/21(d)(f)	100	81,250

		2,120,239

South Carolina – 1.3%
South Carolina Public Service Authority Series 2014A 5.00%, 12/01/49	220	227,781

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2014C 5.00%, 12/01/46	$325	$337,929
Series 2016A 5.00%, 12/01/36	265	280,574

		846,284

Tennessee – 1.1%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/35(b)(c)	370	343,508
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 4/01/49(b)(c)	135	130,713
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board (Vanderbilt University Medical Center) Series 2016 5.00%, 7/01/35	215	233,344

		707,565

Texas – 7.9%
Austin Convention Enterprises, Inc. Series 2017A 5.00%, 1/01/34	500	545,785
Central Texas Regional Mobility Authority Series 2013 5.00%, 1/01/42	100	104,733
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2014 5.00%, 9/01/31	260	283,980
Series 2015 5.00%, 9/01/31	160	174,757
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2014A 5.00%, 12/01/25	580	657,111
Dallas County Flood Control District No. 1 Series 2015 5.00%, 4/01/28(b)(c)	100	102,864
Love Field Airport Modernization Corp. (Dallas Love Field) Series 2015 5.00%, 11/01/32	500	548,795

26 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49(c)	$100	$104,068
North Texas Tollway Authority (North Texas Tollway System) Series 2015B 5.00%, 1/01/34	250	274,835
Tarrant County Cultural Education Facilities Finance Corp. (CC Young Memorial Home Obligated Group) Series 2017A 6.375%, 2/15/48(c)	150	159,962
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.25%, 11/15/44(c)(e)	100	96,820
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44	100	104,201
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools) Series 2012A 5.25%, 8/15/42	160	162,246
Travis County Health Facilities Development Corp. Series 2012A 7.125%, 1/01/46 (Pre-refunded/ETM)(c)	55	60,543
Trinity River Authority Central Regional Wastewater System Revenue Series 2014 5.00%, 8/01/22	230	252,165
Trinity River Authority LLC Series 2015 5.00%, 2/01/21	335	355,368
University of Houston System Series 2017A 5.00%, 2/15/21	1,000	1,061,140

		5,049,373

Virginia – 0.3%
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 6/01/47	165	161,649

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington – 1.7%
Pend Oreille County Public Utility District No. 1 Box Canyon 5.00%, 1/01/44	$280	$288,915
Port of Seattle WA Series 2015C 5.00%, 4/01/33	510	553,651
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47(b)(c)	100	106,731
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(b)(c)	100	113,059

		1,062,356

West Virginia – 0.2%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	140	134,183

Wisconsin – 1.0%
Wisconsin Public Finance Authority (American Dream at Meadowlands Project) Series 2017 7.00%, 12/01/50(b)(c)	100	112,506
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/30(b)	100	101,344
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017A 5.25%, 5/15/42(b)	130	134,332
Wisconsin Public Finance Authority (Maryland Proton Treatment Center LLC) Series 2018A-1 6.375%, 1/01/48(b)(c)	125	125,977
Wisconsin Public Finance Authority (Million Air Two LLC Obligated Group) Series 2017B 7.125%, 6/01/41(b)(c)	165	165,168

		639,327

Total Long-Term Municipal Bonds (cost $58,090,967)		57,848,284

28 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 0.9%
Texas – 0.9%
State of Texas Series 2018 4.00%, 8/29/19 (cost $610,676)	$600	$609,492

Total Municipal Obligations (cost $58,701,643)		58,457,776

CORPORATES – INVESTMENT GRADE – 5.4%
Industrial – 2.9%
Basic – 0.1%
Glencore Funding LLC 3.00%, 10/27/22(b)	100	95,793

Capital Goods – 0.5%
John Deere Capital Corp. 1.95%, 6/22/20	300	294,552

Communications - Telecommunications – 0.3%
AT&T, Inc. 3.514% (LIBOR 3 Month + 1.18%), 6/12/24(h)	165	165,437

Consumer Cyclical - Automotive – 0.5%
General Motors Financial Co., Inc. 3.10%, 1/15/19	150	150,005
Ford Motor Credit Co. LLC 2.425%, 6/12/20	200	194,860

		344,865

Consumer Non-Cyclical – 1.1%
Allergan Funding SCS 3.00%, 3/12/20	150	149,444
Amgen, Inc. 2.20%, 5/11/20	150	147,636
CVS Health Corp. 3.35%, 3/09/21	250	248,747
AbbVie, Inc. 3.375%, 11/14/21	165	164,137

		709,964

Technology – 0.2%
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(b)	105	103,972

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.2%
Ryder System, Inc. 3.50%, 6/01/21	$160	$159,240

		1,873,823

Financial Institutions – 2.3%
Banking – 1.6%
Bank of America Corp. Series G 2.369%, 7/21/21	305	299,141
Capital One Financial Corp. 2.40%, 10/30/20	165	161,118
Morgan Stanley 2.80%, 6/16/20	300	297,333
Regions Bank/Birmingham AL 3.374%, 8/13/21	250	248,810

		1,006,402

Finance – 0.2%
AIG Global Funding 2.15%, 7/02/20(b)	150	146,823

Insurance – 0.5%
Halfmoon Parent, Inc. 3.40%, 9/17/21(b)	165	163,842
Metropolitan Life Global Funding I 2.05%, 6/12/20(b)	150	147,106

		310,948

		1,464,173

Utility – 0.2%
Electric – 0.2%
Duke Energy Florida LLC 2.10%, 12/15/19	113	111,765

Total Corporates – Investment Grade (cost $3,496,717)		3,449,761

ASSET-BACKED SECURITIES – 1.5%
Autos - Fixed Rate – 0.5%
Ally Auto Receivables Trust Series 2016-2, Class A4 1.60%, 1/15/21	100	99,151
CarMax Auto Owner Trust Series 2017-3, Class A2A 1.64%, 9/15/20	49	48,478
GM Financial Automobile Leasing Trust Series 2016-2, Class A3 1.62%, 9/20/19	10	10,437

30 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Hertz Vehicle Financing II LP Series 2016-1A, Class A 2.32%, 3/25/20(b)	$100	$99,735
Mercedes-Benz Auto Lease Trust Series 2017-A, Class A3 1.79%, 4/15/20	100	99,575

		357,376

Credit Cards - Fixed Rate – 0.7%
Synchrony Credit Card Master Note Trust Series 2016-1, Class A 2.04%, 3/15/22	100	99,737
World Financial Network Credit Card Master Trust Series 2018-B, Class A 3.46%, 7/15/25	335	334,270

		434,007

Other ABS - Fixed Rate – 0.3%
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 8/25/27(b)(c)	172	172,195

Total Asset-Backed Securities (cost $966,000)		963,578

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.8%
Non-Agency Fixed Rate CMBS – 0.2%
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class A2 2.674%, 4/10/48	96	95,194

Non-Agency Floating Rate CMBS – 0.6%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.28% (LIBOR 1 Month + 1.00%), 11/15/33(b)(c)(h)	250	252,822
BX Trust Series 2017-IMC, Class A 3.33% (LIBOR 1 Month + 1.05%), 10/15/32(b)(h)	150	150,000

		402,822

Total Commercial Mortgage-Backed Securities (cost $498,596)		498,016

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.6%
Risk Share Floating Rate – 0.6%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.631% (LIBOR 1 Month + 1.35%), 8/25/28(b)(h)	$200	$200,828
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C01, Class 1M2 9.031% (LIBOR 1 Month + 6.75%), 8/25/28(h)	140	168,120

Total Collateralized Mortgage Obligations (cost $368,994)		368,948

COLLATERALIZED LOAN OBLIGATIONS – 0.4%
CLO - Floating Rate – 0.4%
THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 3.576% (LIBOR 3 Month + 1.14%), 1/15/31(b)(c)(h) (cost $250,000)	250	250,027

CORPORATES – NON-INVESTMENT GRADE – 0.2%
Industrial – 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(b) (cost $130,000)	130	123,734

	Shares
SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.08%(i)(j)(k) (cost $1,731,857)	1,731,857	1,731,857

Total Investments – 103.1% (cost $66,143,807)		65,843,697
Other assets less liabilities – (3.1)%		(1,976,520)

Net Assets – 100.0%		$63,867,177

32 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	4,560	9/11/22	3 Month LIBOR	2.952%	Quarterly/ Semi-Annual	$(24,509)	$	– 0	–	$(24,509)
USD	790	9/11/48	3.031%	3 Month LIBOR	Semi-Annual/ Quarterly	38,977		– 0	–	38,977
USD	9,110	9/30/52	2.454%	3 Month LIBOR	Semi-Annual/ Quarterly	1,669,722		– 0	–	1,669,722
USD	9,110	9/30/52	3 Month LIBOR	2.454%	Quarterly/ Semi-Annual	(1,651,068)		(475,525)		(1,175,543)

						$33,122		$(475,525)		$508,647

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2018	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	7.42%	USD	17	$(2,357)	$(1,742)	$(615)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	515	(71,387)	(63,088)	(8,299)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	1,000	(138,617)	(134,575)	(4,042)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	171	(23,703)	(17,248)	(6,455)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	9	(1,248)	(931)	(317)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	114	(15,803)	(11,802)	(4,001)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.42	USD	149	(20,654)	(14,588)	(6,066)

						$(273,769)	$(243,974)	$(29,795)

*	Termination date

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	7,000	8/24/20	2.168%	CPI#	Maturity	$(21,926)
Barclays Bank PLC	USD	1,737	10/15/20	2.208%	CPI#	Maturity	(4,748)
Citibank, NA	USD	1,260	10/17/20	2.220%	CPI#	Maturity	(3,582)
Citibank, NA	USD	5,000	10/29/21	2.125%	CPI#	Maturity	(723)

							$(30,979)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	When-Issued or delayed delivery security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, the aggregate market value of these securities amounted to $4,769,287 or 7.5% of net assets.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Defaulted.

(e)	Illiquid security.

(f)	Non-income producing security.

(g)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 7/01/23	7/31/14	$173,773	$2	0.00%

(h)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2018.

(i)	Affiliated investments.

(j)	The rate shown represents the 7-day yield as of period end.

(k)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of October 31, 2018, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 1.2% and 0.0%, respectively.

Glossary:

ABS – Asset-Backed Securities

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

October 31, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $64,411,950)	$64,111,840
Affiliated issuers (cost $1,731,857)	1,731,857
Cash collateral due from broker	54,426
Interest receivable	779,777
Receivable for capital stock sold	35,596
Receivable for variation margin on centrally cleared swaps	19,498
Receivable due from Adviser	5,080
Affiliated dividends receivable	2,691

Total assets	66,740,765

Liabilities
Payable for investment securities purchased	2,296,648
Market value on credit default swaps (net premiums received $243,974)	273,769
Payable for capital stock redeemed	110,466
Unrealized depreciation on inflation swaps	30,979
Dividends payable	28,478
Directors’ fees payable	2,071
Distribution fee payable	1,909
Transfer Agent fee payable	1,524
Accrued expenses	127,744

Total liabilities	2,873,588

Net Assets	$63,867,177

Composition of Net Assets
Capital stock, at par	$6,106
Additional paid-in capital	64,145,224
Accumulated loss	(284,153)

$63,867,177

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$5,666,039	541,761	$10.46	*

C	$768,992	73,522	$10.46

Advisor	$57,432,146	5,490,940	$10.46

*	The maximum offering price per share for Class A shares was $10.78 which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2018

Investment Income
Interest	$2,088,629
Dividends—Affiliated issuers	13,582	$2,102,211

Expenses
Advisory fee (see Note B)	312,885
Distribution fee—Class A	16,348
Distribution fee—Class C	9,072
Transfer agency—Class A	3,178
Transfer agency—Class C	458
Transfer agency—Advisor Class	30,371
Custodian	91,890
Audit and tax	63,486
Administrative	55,897
Registration fees	51,526
Legal	50,671
Directors’ fees	25,384
Printing	16,386
Miscellaneous	9,260

Total expenses	736,812
Less: expenses waived and reimbursed by the Adviser (see Note B)	(363,067)

Net expenses		373,745

Net investment income		1,728,466

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(328,165)
Swaps		45,022
Net change in unrealized appreciation/depreciation of:
Investments		(1,749,435)
Swaps		17,989

Net loss on investment transactions		(2,014,589)

Net Decrease in Net Assets from Operations		$(286,123)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2018	Year Ended October 31, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,728,466	$1,245,617
Net realized gain (loss) on investment transactions	(283,143)	80,734
Net change in unrealized appreciation/depreciation of investments	(1,731,446)	5,094

Net increase (decrease) in net assets from operations	(286,123)	1,331,445
Distributions to shareholders*
Class A	(153,312)	(167,984)
Class C	(14,560)	(17,586)
Advisor Class	(1,621,088)	(1,058,874)
Capital Stock Transactions
Net increase (decrease)	(2,960,722)	26,741,682

Total increase (decrease)	(5,035,805)	26,828,683
Net Assets
Beginning of period	68,902,982	42,074,299

End of period	$63,867,177	$68,902,982

*

The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note I, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2018

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Fixed Income Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

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NOTES TO FINANCIAL STATEMENTS (continued)

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

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NOTES TO FINANCIAL STATEMENTS (continued)

markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2018:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$53,435,277		$4,413,007		$57,848,284
Short-Term Municipal Notes		– 0	–	609,492		– 0	–	609,492
Corporates – Investment Grade		– 0	–	3,449,761		– 0	–	3,449,761
Asset-Backed Securities		– 0	–	791,383		172,195		963,578
Commercial Mortgage-Backed Securities		– 0	–	245,194		252,822		498,016
Collateralized Mortgage Obligations		– 0	–	368,948		– 0	–	368,948
Collateralized Loan Obligations		– 0	–	– 0	–	250,027		250,027
Corporates – Non-Investment Grade		– 0	–	123,734		– 0	–	123,734
Short-Term Investments		1,731,857		– 0	–	– 0	–	1,731,857

Total Investments in Securities		1,731,857		59,023,789		5,088,051		65,843,697
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	1,708,699		– 0	–	1,708,699	(b)

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2	Level 3			Total
Liabilities:
Centrally Cleared Interest Rate Swaps	$	– 0	–	$(1,675,577)	$	– 0	–	$(1,675,577	)(b)
Credit Default Swaps		– 0	–	(273,769)		– 0	–	(273,769)
Inflation (CPI) Swaps		– 0	–	(30,979)		– 0	–	(30,979)

Total(c)		$1,731,857		$58,752,163		$5,088,051		$65,572,071

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Asset- Backed Securities			Commercial Mortgage- Backed Securities
Balance as of 10/31/17	$2,546,184		$	– 0	–	$	– 0	–
Accrued discounts/(premiums)	3,705			– 0	–		– 0	–
Realized gain (loss)	(25,955)			– 0	–		– 0	–
Change in unrealized appreciation/depreciation	(82,226)			212			2,822
Purchases	2,837,309			171,983			250,000
Sales	(1,009,360)			– 0	–		– 0	–
Transfers in to Level 3	143,350			– 0	–		– 0	–
Transfers out of Level 3	– 0	–		– 0	–		– 0	–

Balance as of 10/31/18	$4,413,007			$172,195			$252,822

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18(a)	$(95,771)			$212			$2,822

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NOTES TO FINANCIAL STATEMENTS (continued)

	Collateralized Loan Obligations			Total
Balance as of 10/31/17	$	– 0	–	$2,546,184
Accrued discounts/(premiums)		– 0	–	3,705
Realized gain (loss)		– 0	–	(25,955)
Change in unrealized appreciation/depreciation		27		(79,165)
Purchases		250,000		3,509,292
Sales		– 0	–	(1,009,360)
Transfers in to Level 3		– 0	–	143,350	(b)
Transfers out of Level 3		– 0	–	– 0	–

Balance as of 10/31/18		$250,027		$5,088,051

Net change in unrealized appreciation/depreciation from investments held as of 10/31/18(a)		$27		$(92,710)

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

As of October 31, 2018, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that

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NOTES TO FINANCIAL STATEMENTS (continued)

exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax

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NOTES TO FINANCIAL STATEMENTS (continued)

positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a management fee at an annual rate of .45% of the first $2.5 billion, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. Prior to January 1, 2017, the Fund paid the Adviser a management fee at an annual rate of .50% of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75%, 1.50% and .50%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. Effective January 1, 2017, the Expense Cap was reduced from .80% to .75%, 1.55% to 1.50% and .55% to .50% of the

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NOTES TO FINANCIAL STATEMENTS (continued)

daily average net assets for the Class A, Class C and the Advisor Class shares, respectively. For the year ended October 31, 2018, such reimbursements/waivers amounted to $305,597. The Expense Caps may not be terminated before January 31, 2019.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders

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NOTES TO FINANCIAL STATEMENTS (continued)

may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2018, the Adviser voluntarily agreed to waive such fees in the amount of $55,897.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,221 for the year ended October 31, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $42 from the sale of Class A shares and received $203 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares, for the year ended October 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and

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NOTES TO FINANCIAL STATEMENTS (continued)

bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2018, such waiver amounted to $1,573.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2018 is as follows:

Fund	Market Value 10/31/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$837	$48,588	$47,693	$1,732	$14

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to 0.30% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of 0.25% of Class A Shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $10,573 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2018 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$37,537,994	$27,555,185
U.S. government securities	9,036,581	18,333,540

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$66,143,807

Gross unrealized appreciation	$2,429,962
Gross unrealized depreciation	(2,274,071)

Net unrealized appreciation	$155,891

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk.

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This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (continued)

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2018, the Fund held interest rate swaps for non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2018, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale

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NOTES TO FINANCIAL STATEMENTS (continued)

Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of October 31, 2018, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended October 31, 2018, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended October 31, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$1,708,699	*	Receivable/Payable for variation margin on centrally cleared swaps	$1,200,052	*

Interest rate contracts				Unrealized depreciation on inflation swaps	30,979

Credit contracts				Market value on credit default swaps	273,769

Total		$1,708,699			$1,504,800

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(37,348)	$46,745

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	82,370	(28,756)

Total		$45,022	$17,989

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2018:

Inflation Swaps:
Average notional amount	$11,665,667	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$19,618,571	(b)
Credit Default Swaps:
Average notional amount of sale contracts	$1,053,000

(a)	Positions were open for three months during the year.

(b)	Positions were open for six months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Bank of America, NA	$21,926	$	– 0	–	$	– 0	–	$	– 0	–	$21,926
Barclays Bank PLC	4,748		– 0	–		– 0	–		– 0	–	4,748
Citibank, NA	4,305		– 0	–		– 0	–		– 0	–	4,305

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Citigroup Global Markets, Inc.	$212,361	$	– 0	–	$	– 0	–	$	– 0	–	$212,361
Credit Suisse International	40,754		– 0	–		– 0	–		– 0	–	40,754
Goldman Sachs International	20,654		– 0	–		– 0	–		– 0	–	20,654

Total	$304,748	$	– 0	–	$	– 0	–	$	– 0	–	$304,748	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

Class A
Shares sold	105,320	573,430	$1,124,788	$6,009,085

Shares issued in reinvestment of dividends	4,541	4,866	48,227	51,860

Shares redeemed	(317,112)	(416,871)	(3,364,356)	(4,428,970)

Net increase (decrease)	(207,251)	161,425	$(2,191,341)	$1,631,975

Class C
Shares sold	10,739	4,987	$114,475	$53,215

Shares issued in reinvestment of dividends	976	1,249	10,368	13,263

Shares redeemed	(36,269)	(94,163)	(386,481)	(998,573)

Net decrease	(24,554)	(87,927)	$(261,638)	$(932,095)

Advisor Class
Shares sold	2,355,130	4,007,921	$25,187,837	$42,642,565

Shares issued in reinvestment of dividends	70,796	42,423	752,252	452,915

Shares redeemed	(2,486,447)	(1,596,583)	(26,447,832)	(17,053,678)

Net increase (decrease)	(60,521)	2,453,761	$(507,743)	$26,041,802

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments, negative performance of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Fund may invest in the municipal securities of Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by many Puerto Rico issuers have

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NOTES TO FINANCIAL STATEMENTS (continued)

extremely low credit ratings and are on “negative watch” by credit rating organizations. Several Puerto Rico issuers are in default on principal and interest payments. These defaults cast doubts on the ability of Puerto Rico and its government agencies to make future payments. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, generally a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline

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NOTES TO FINANCIAL STATEMENTS (continued)

as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2018.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$251,841	$153,454

Total taxable distributions	251,841	153,454
Tax-exempt distributions	1,537,119	1,090,990

Total distributions paid	$1,788,960	$1,244,444

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$8,106
Accumulated capital and other losses	(419,672	)(a)
Unrealized appreciation/(depreciation)	155,891	(b)

Total accumulated earnings/(deficit)	$(255,675	)(c)

(a)	As of October 31, 2018, the Fund had a net capital loss carryforward of $419,672.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Fund had a net short-term capital loss carryforward of $419,672, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal

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NOTES TO FINANCIAL STATEMENTS (continued)

years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has evaluated the impact of the amendments and determined the effect of the adoption of the rules simplifies certain disclosure requirements on the financial statements.

NOTE J

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,	December 11, 2013(a) to October 31, 2014
2018	2017	2016	2015

Net asset value, beginning of period	$ 10.77	$ 10.87	$ 10.59	$ 10.51	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.24	.21	.22	.18	.14
Net realized and unrealized gain (loss) on investment transactions	(.30)	(.10	)†	.28	.09	.50

Net increase (decrease) in net asset value from operations	(.06)	.11	.50	.27	.64

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.21)	(.22)	(.18)	(.13)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.25)	(.21)	(.22)	(.19)	(.13)

Net asset value, end of period	$ 10.46	$ 10.77	$ 10.87	$ 10.59	$ 10.51

Total Return
Total investment return based on net asset value(d)	(.55)%	1.09%	4.69%	2.64%	6.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,666	$8,065	$6,385	$4,783	$1,954
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.75%	.75%	.80%	.81%	.85	%^
Expenses, before waivers/reimbursements(e)	1.27%	1.40%	1.72%	2.19%	3.59	%^
Net investment income(c)	2.26%	2.01%	1.98%	1.75%	1.57	%^
Portfolio turnover rate	68%	34%	36%	35%	42%

See footnote summary on page 64.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,	December 11, 2013(a) to October 31, 2014
2018	2017	2016	2015

Net asset value, beginning of period	$ 10.77	$ 10.87	$ 10.59	$ 10.52	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.16	.13	.13	.10	.07
Net realized and unrealized gain (loss) on investment transactions	(.30)	(.10	)†	.28	.09	.52

Net increase (decrease) in net asset value from operations	(.14)	.03	.41	.19	.59

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.13)	(.13)	(.11)	(.07)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.17)	(.13)	(.13)	(.12)	(.07)

Net asset value, end of period	$ 10.46	$ 10.77	$ 10.87	$ 10.59	$ 10.52

Total Return
Total investment return based on net asset value(d)	(1.29)%	.33%	3.91%	1.78%	5.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$769	$1,056	$2,022	$1,518	$369
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.50%	1.50%	1.55%	1.55%	1.55	%^
Expenses, before waivers/reimbursements(e)	2.02%	2.18%	2.47%	2.85%	4.33	%^
Net investment income(c)	1.52%	1.25%	1.23%	.99%	.82	%^
Portfolio turnover rate	68%	34%	36%	35%	42%

See footnote summary on page 64.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,	December 11, 2013(a) to October 31, 2014
2018	2017	2016	2015

Net asset value, beginning of period	$ 10.77	$ 10.87	$ 10.59	$ 10.52	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.27	.24	.24	.21	.16
Net realized and unrealized gain (loss) on investment transactions	(.30)	(.10	)†	.28	.08	.52

Net increase (decrease) in net asset value from operations	(.03)	.14	.52	.29	.68

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.24)	(.24)	(.21)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.28)	(.24)	(.24)	(.22)	(.16)

Net asset value, end of period	$ 10.46	$ 10.77	$ 10.87	$ 10.59	$ 10.52

Total Return
Total investment return based on net asset value(d)	(.30)%	1.34%	4.96%	2.81%	6.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$57,432	$59,782	$33,667	$26,333	$14,584
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.50%	.50%	.55%	.55%	.55	%^
Expenses, before waivers/reimbursements(e)	1.02%	1.15%	1.47%	1.92%	3.82	%^
Net investment income(c)	2.52%	2.26%	2.24%	1.99%	1.76	%^
Portfolio turnover rate	68%	34%	36%	35%	42%

See footnote summary on page 64.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended October 31, 2017, such waiver amounted to .01%.

†

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of AB Tax-Aware Fixed Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Aware Fixed Income Portfolio (the “Fund”), (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period December 11, 2013 to October 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and for the period December 11, 2013 to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud,

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 28, 2018

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2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended October 31, 2018. For foreign shareholders, 55.29% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

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RESULTS OF SHAREHOLDERS MEETING

(unaudited)

A Special Meeting of Shareholders of AB Bond Fund, Inc. (the “Company”)—AB Tax-Aware Fixed Income Portfolio (the “Fund”) was held on October 11, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

1:	To approve and vote upon the election of the Directors of the Company, each such Director to serve a term of indefinite duration and until his or her successor is duly elected and qualifies:

Director:	Voted For	Withheld Authority
Michael J. Downey	568,159,897	6,636,404
William H. Foulk, Jr.	567,840,093	6,956,208
Nancy P. Jacklin	568,944,215	5,852,087
Robert M. Keith	569,042,667	5,753,635
Carol C. McMullen	569,162,511	5,633,791
Garry L. Moody	568,383,443	6,412,859
Marshall C. Turner, Jr.	568,160,864	6,635,437
Earl D. Weiner	567,806,291	6,990,010

2:	To vote upon the approval of new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For	Voted Against	Abstained	Broker-Non Votes
3,524,172	5,832	839	1,272,600

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Robert “Guy” B. Davidson III(2), Vice President

Terrance T. Hults(2), Vice President

Shawn E. Keegan(2), Vice President

Matthew J. Norton(2), Vice President

Andrew Potter(2), Vice President

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund are made by its Tax-Aware Investment Team. Messrs. Davidson, Hults, Keegan, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS
Marshall C. Turner, Jr.,## Chairman of the Board 77 (2005)	Private Investor since prior to 2013. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	95	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 74 (2005)	Private Investor since prior to 2013. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	95	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2013

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
William H. Foulk, Jr.,##,^ 86 (1998)	Investment Adviser and an Independent Consultant since prior to 2013. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Nancy P. Jacklin,## 70 (2006)	Private Investor since prior to 2013. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Garry L. Moody,## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	95	None

Earl D. Weiner,## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	95	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Mr. Foulk is expected to retire on or about December 31, 2018.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Robert “Guy” B. Davidson, III 57	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Terrance T. Hults 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Shawn E. Keegan 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2013.

Matthew Norton 35	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2013.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2013.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser,** with which he has been associated since prior to 2013.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2013.

Phyllis J. Clarke 57	Controller	Vice President of ABIS,** with which she has been associated since prior to 2013.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.abfunds.com, for a free prospectus of SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Bond Fund, Inc. in respect of AB Tax-Aware Fixed Income Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of

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services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of

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the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by

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other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional,

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offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established

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methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Fixed Income Portfolio (the “Fund”) at a meeting held on October 31-November 2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated,

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extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also

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noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser did not request any reimbursements from the Fund in the Fund’s latest fiscal year. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors

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recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended July 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate effective since January 1, 2017) with a peer group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

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The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the Fund’s expense ratio effective since January 1, 2017, when the advisory fee was reduced and the Adviser had set the Fund’s expense cap at a correspondingly lower level. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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AB TAX-AWARE FIXED INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAFI-0151-1018

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

			Audit-Related
		Audit Fees	Fees	Tax Fees
AB Intermediate Bond	2017	$75,281	$45	$19,210
	2018	$75,281	$(1)	$31,075
AB Bond Inflation Strategy	2017	$86,472	$60	$19,256
	2018	$86,472	$2	$30,776
AB Municipal Bond Inflation Strategy	2017	$66,207	$113	$17,886
	2018	$66,207	$1	$29,516
AB All Market Real Return	2017	$79,481	$47	$40,467
	2018	$82,106	$4,429	$58,757
AB Credit Long/Short*	2017	$96,890	$—	$29,101
	2018	$—	$—	$—
AB Flex Fee High Yield	2017	$114,071	$—	$35,656
	2018	$112,671	$—	$41,164
AB Tax Aware Fixed Income	2017	$36,060	$—	$23,996
	2018	$36,060	$—	$39,168
AB Income	2017	$111,185	$158	$27,883
	2018	$114,685	$52	$38,825

*	Fund liquidated.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Intermediate Bond	2017	$742,370	$19,255
			$(45)
			$(19,210)
	2018	$588,653	$31,074
			$1
			$(31,075)
AB Bond Inflation Strategy	2017	$742,431	$19,316
			$(60)
			$(19,256)
	2018	$588,357	$30,778
			$(2)
			$(30,776)
AB Municipal Bond Inflation Strategy	2017	$741,114	$17,999
			$(113)
			$(17,886)
	2018	$528,064	$(29,515)
			$(1)
			$29,516
AB All Market Real Return	2017	$763,629	$40,514
			$(47)
			$(40,467)
	2018	$620,765	$63,186
			$(4,429)
			$(58,757)
AB Credit Long/Short*	2017	$752,216	$29,101
			$—
			$(29,101)
	2018	$—	$—
			$—
			$—
AB Flex Fee High Yield	2017	$758,771	$35,656
			$—
			$(35,656)
	2018	$598,743	$41,164
			$—
			$(41,164)
AB Tax Aware Fixed Income	2017	$747,111	$23,996
			$—
			$(23,996)
	2018	$596,747	$39,168
			$—
			$(39,168)
AB Income	2017	$751,156	$28,041
			$(158)
			$(27,883)
	2018	$596,456	$38,877
			$(52)
			$(38,825)

*	Fund liquidated.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 28, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 28, 2018